                                                               ANNUAL REPORT

                                                               DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL AND INTERNATIONAL PORTFOLIOS

Active International Allocation
Asian Equity
Asian Real Estate
Emerging Markets
European Real Estate
European Value Equity
Global Franchise
Global Value Equity
International Equity
International Magnum
International Small Cap
Japanese Value Equity
Latin American

U.S. EQUITY PORTFOLIOS

Equity Growth
Focus Equity
Small Company Growth
Technology
U.S. Real Estate
Value Equity

FIXED INCOME PORTFOLIOS

Emerging Markets Debt
Fixed Income III
Global Fixed Income II
High Yield II

MONEY MARKET PORTFOLIOS

Money Market
Municipal Money Market

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         DECEMBER 31, 2001

TABLE OF CONTENTS

PRESIDENT'S LETTER                                            2

PERFORMANCE SUMMARY                                           4

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                               6
Asian Equity                                                 17
Asian Real Estate                                            22
Emerging Markets                                             26
European Real Estate                                         34
European Value Equity                                        38
Global Franchise                                             43
Global Value Equity                                          47
International Equity                                         52
International Magnum                                         57
International Small Cap                                      64
Japanese Value Equity                                        69
Latin American                                               73

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                77
Focus Equity                                                 82
Small Company Growth                                         86
Technology                                                   91
U.S. Real Estate                                             96
Value Equity                                                100

FIXED INCOME PORTFOLIOS:
Emerging Markets Debt                                       104
Fixed Income III                                            109
Global Fixed Income II                                      115
High Yield II                                               120

MONEY MARKET PORTFOLIOS:
Money Market                                                128
Municipal Money Market                                      131

STATEMENTS OF OPERATIONS                                    137
STATEMENTS OF CHANGES IN NET ASSETS                         141
FINANCIAL HIGHLIGHTS                                        153
NOTES TO FINANCIAL STATEMENTS                               177
REPORT OF INDEPENDENT AUDITORS                              186
FEDERAL TAX INFORMATION                                     187
DIRECTORS AND OFFICERS                                      188

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

PRESIDENT'S LETTER

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2001. Our fund currently offers 25 portfolios providing investors with a full array of global and domestic equity and fixed income products. Together, the Fund's portfolios allow investors to meet specific investment needs and to properly allocate their investments among equities (e.g. value and growth; small, medium and large capitalization), fixed income (e.g., short, medium and long duration; investment grade and high yield) and cash (e.g., money market).

In this Report, you will find portfolio commentary, performance statistics and other useful information for each of the Fund's portfolio. Additionally, we have provided a performance summary for all Portfolios on the page following this letter.

MARKET OVERVIEW

December closed a tumultuous year for equities and the economy, but a banner run for fixed-income. As a result of the bear market that dominated 2001, stocks ended down for two years in a row, only the second time that has happened in the past half century. After suffering the sharpest weekly drop since the Great Depression, markets recovered smartly in the final months of the year. The stock gains offered hope that the recently declared recession was near an end.

The Dow Jones Industrial Average ended the year down 7.1%, despite a gain of 21.7% from its September lows to the end of the year. During the latter time period, the S&P 500 appreciated 18.9%, while its full-year loss was 13.0%. The Russell 2000,the small-cap index, performed much better, rising 1% for the year.

The technology indexes enjoyed a particularly strong rally in the final quarter of 2001. The Nasdaq grew 37% from late September to the end of the year. Despite the last minute bounce, the Nasdaq ended 2001 down 21.1%. The PSE Technology index had similar performance, losing 15.6% in 2001.

For the year, both the S&P Barra Growth and S&P Barra Value indexes were down about 13%. But that similarity obscures significant changes during the course of the year. In the first quarter of 2001, value stocks far outpaced growth stocks. After that point, the two classes reversed and growth outperformed for the remainder of the year.

For most of the year, the MSCI EAFE index mirrored US markets, although returns were handicapped by a rising dollar. For the year to date, most of the country indexes that make up MSCI EAFE had similarly dismal performance, each losing close to a quarter of their value. Both the yen and the euro lost ground to the dollar over the course of the year, falling 15% and 6% respectively.

The Federal Reserve eased aggressively throughout 2001, battling a dramatically slowing economy as well as the major shock of September 11. The Board of Governors began the most recent easing cycle with a surprise cut on January 3, making a total of 11 cuts during the year. In the process the target Fed funds rate was slashed from 6.5% to 1.75%. Just three months into the easing cycle, the economy ended its record expansion and began a recession, or so the official arbiters declared. Then, just when the economy appeared to be on the mend, terrorist attacks halted economic activity. Afterwards, the Fed rushed to provide liquidity to the system. In the final weeks of 2001, economic indicators appeared to turn more sanguine. Various measures of consumer confidence upticked in December, housing continued to remain strong, the Conference Board's index of leading economic indicators turned positive, and initial jobless claims moderated.

Fixed-income markets retreated in the final months of 2001 after phenomenal performance earlier in the year. The Lehman Brothers Aggregate Bond index advanced 8.4% for the year, despite negative returns during the final quarter. Throughout the course of the year, short-term treasury yields fell along with the fed funds rate, changing the slope of the yield curve. The 3-month treasury bill shed 417 basis points, while the 30-year bond barely budged.

MARKET OUTLOOK

As difficult as 2001 was, the worst might be over. We believe the economy currently possesses all the right ingredients for a recovery. The federal government has injected nearly $100 billion dollars into the economy, the Federal Reserve brought the fed funds rate to its lowest level in 40 years, and energy prices have plunged. And economic recovery is the best fuel for the market. After an aggressive fed easing cycle and the end of a recession, the market has historically enjoyed a strong rebound. We, therefore, believe that the market will likely enjoy a recovery in 2002.

OTHER DEVELOPMENTS

On January 23, 2002, the Fund's Board of Directors, on behalf of the Fixed Income III and High Yield II Portfolios, approved a merger of these Portfolios into the Fixed Income II and High Yield Portfolios, respectively, of Morgan Stanley Institutional Fund Trust. The merger of these Portfolios is subject to the approval of the shareholders of the Fixed Income III and High Yield II Portfolios at a special meeting of shareholders scheduled to be held on or about May 15, 2002. A proxy statement detailing the proposal and other information will be distributed to shareholders of the Fixed Income III and High Yield II Portfolios.

Sincerely,

/s/  Ronald E. Robison

Ronald E. Robison
President

January 2002

PERFORMANCE SUMMARY
DECEMBER 31, 2001

                                                   INCEPTION DATES      ONE YEAR TOTAL RETURN
=========================================================================================================
                                                                                              COMPARABLE
                                                 CLASS A     CLASS B      CLASS A   CLASS B      INDICES
=========================================================================================================
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                1/17/92      1/2/96      -17.63%   -17.81%   -21.44%(1)
  Asian Equity                                    7/1/91      1/2/96       -3.69     -3.89     -2.24 (2)
  Asian Real Estate                              10/1/97     10/1/97      -14.91    -15.18    -13.09 (3)
  Emerging Markets                               9/25/92      1/2/96       -4.42     -4.71     -2.62 (4)
  European Real Estate                           10/1/97     10/1/97       -7.85     -8.08     -5.15 (5)
  European Value Equity                           4/2/93      1/2/96      -13.47    -13.71    -19.90 (6)
  Global Franchise                              11/28/01    11/28/01          --        --        -- (7)
  Global Value Equity                            7/15/92      1/2/96       -8.36     -8.58    -16.82 (7)
  International Equity                            8/4/89      1/2/96       -9.74     -9.83    -21.44 (1)
  International Magnum                           3/15/96     3/15/96      -18.71    -18.87    -21.44 (1)
  International Small Cap                       12/15/92          --       -5.94        --    -14.29 (8)
  Japanese Value Equity                          4/25/94      1/2/96      -29.96    -30.15    -29.40 (9)
  Latin American                                 1/18/95      1/2/96       -1.48     -1.77     -0.64 (10)
---------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                   4/2/91      1/2/96      -14.97    -15.26    -11.88 (11)
  Focus Equity                                    3/8/95      1/2/96      -15.22    -15.45    -11.88 (11)
  Small Company Growth                           11/1/89      1/2/96      -12.18    -12.35     -9.23 (12)
  Technology                                     9/16/96     9/16/96      -47.89    -47.99    -21.05 (13)
  U.S. Real Estate                               2/24/95      1/2/96        9.27      8.78     13.93 (14)
  Value Equity                                   1/31/90      1/2/96       -1.55     -1.89     -5.59 (15)
---------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                           2/1/94      1/2/96       10.57     10.50      1.36 (16)
  Fixed Income III                               5/15/91      1/2/96        9.08      8.86      8.44 (17)
  Global Fixed Income II                          5/1/91      1/2/96       -0.36     -0.54     -0.80 (18)
  High Yield II                                  9/28/92      1/2/96       -4.31     -5.02      5.80 (19)
---------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                  11/15/88          --          --        --        --
  Municipal Money Market                         2/10/89          --          --        --        --

YIELD INFORMATION AS OF DECEMBER 31, 2001

                                         30 DAY
                                     CURRENT YIELD++
                                 =======================
                                   CLASS A     CLASS B
==================================================================================
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt               6.93%      6.62%
  Fixed Income III                    3.99       3.87
  Global Fixed Income II              3.11       2.97
  High Yield II                      11.76      11.59

                                     7 DAY      7 DAY    30 DAY       30 DAY
                                   CURRENT  EFFECTIVE   CURRENT   COMPARABLE
                                    YIELD+     YIELD+   YIELD++        YIELD
==================================================================================
MONEY MARKET PORTFOLIOS:
  Money Market                        1.48%      1.49%     1.56%        1.70%(20)
  Municipal Money Market              1.20       1.21      1.02         1.07 (21)

+   The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                            TEN YEAR
            FIVE YEAR                 AVERAGE ANNUAL TOTAL                      SINCE INCEPTION
    AVERAGE ANNUAL TOTAL RETURN              RETURN                       AVERAGE ANNUAL TOTAL RETURN
===================================================================================================================
                                                                         COMPARABLE                COMPARABLE
                      COMPARABLE               COMPARABLE                 INDICES -                 INDICES -
   CLASS A    CLASS B    INDICES       CLASS A    INDICES         CLASS A   CLASS A    CLASS B        CLASS B
===================================================================================================================
     3.14%      2.96%      0.89% (1)      --          --            5.88%     4.97%       3.97%         1.73% (1)
   -13.87     -14.13     -11.91  (2)    1.06%       2.75% (2)       1.71      3.32      -11.49         -8.48  (2)
       --         --         --  (3)      --          --           -5.89    -10.64       -6.18        -10.64  (3)
    -2.66      -2.91      -5.84  (4)      --          --            4.26      2.89       -0.69         -4.07  (4)
       --         --         --  (5)      --          --            0.74      1.50        0.50          1.50  (5)
     5.35       5.09       6.24  (6)      --          --           11.24     10.80        7.56          8.47  (6)
       --         --         --  (7)      --          --            4.80      0.62        4.60          0.62  (7)
     8.60       8.30       5.37  (7)      --          --           13.48      9.00       10.47          6.60  (7)
     9.09       8.99       0.89  (1)   12.75        4.46  (1)      10.85      2.81       10.53          1.73  (1)
     0.77       0.51       0.89  (1)      --          --            2.05      1.85        1.78          1.85  (1)
     5.71         --      -6.17  (8)      --          --           10.36      0.62          --            --  (8)
    -2.87      -3.19      -8.06  (9)      --          --           -2.74     -7.06       -2.94         -9.24  (9)
     4.65       4.45       2.39 (10)      --          --            7.99      3.49        9.99          5.04 (10)
-------------------------------------------------------------------------------------------------------------------
    10.38      10.08      10.70 (11)   13.65       12.93 (11)      13.91     13.12       13.20         12.52 (11)
    11.02      10.75      10.70 (11)      --          --           19.42     15.44       15.12         12.52 (11)
    18.00      17.68       2.87 (12)   10.83        7.19 (12)      14.40      8.00       15.20          4.21 (12)
    17.30      17.04       8.60 (13)      --          --           17.77      9.72       17.53          9.72 (13)
     9.33       9.00       6.39 (14)      --          --           15.21     11.59       13.41         10.74 (14)
    12.77      12.45      11.13 (15)   13.84       14.13 (15)      12.88     13.62       13.45         12.71 (15)
-------------------------------------------------------------------------------------------------------------------
     4.16       3.96       7.35 (16)      --          --            9.37      8.97       10.33         11.35 (16)
     7.13       6.97       7.43 (17)    7.37        7.23 (17)       7.77      7.90        6.53          6.79 (17)
     1.65       1.47       2.42 (18)    4.05        5.25 (18)       5.23      6.30        2.23          2.75 (18)
     1.73       1.36       3.25 (19)      --          --            6.72      6.88        3.40          4.71 (19)
-------------------------------------------------------------------------------------------------------------------
       --         --         --           --          --              --        --          --            --
       --         --         --           --          --              --        --          --            --

INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  MSCI All-Country Far East Free ex-Japan
 (3)  GPR General Real Estate Securities Index -- Far East
 (4)  MSCI Emerging Markets Free
 (5)  GPR General Real Estate Securities Index -- Europe
 (6)  MSCI Europe
 (7)  MSCI World
 (8)  MSCI EAFE Small Cap
 (9)  MSCI Japan
(10)  MSCI Emerging Markets Free Latin America
(11)  S&P 500
(12)  Russell 2000 Growth
(13)  NASDAQ 100 Composite
(14)  National Association of Real Estate Investment Trusts (NAREIT) Equity
      Index
(15)  Russell 1000 Value
(16)  J.P. Morgan Emerging Markets Global Bond
(17)  Lehman Brothers Aggregate Bond
(18)  J.P. Morgan Traded Global Bond
(19)  CS First Boston High Yield
(20)  IBC Money Fund Comparable Yield
(21)  IBC Municipal Money Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

INVESTMENT OVERVIEW

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)

----------------------------------
United Kingdom               26.5%
Japan                        18.0
France                        9.9
Germany                       7.6
Netherlands                   6.7
Switzerland                   4.4
Italy                         3.7
Spain                         3.5
Hong Kong                     2.3
Australia                     2.1
Other                        15.3
----------------------------------

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

             Active International
             Allocation Portfolio-         MSCI EAFE
                    Class A                Index (1)
            ----------------------        ----------
10/31/92          $  500,000              $  500,000
12/31/92          ----------              ----------
1993              ----------              ----------
1994              ----------              ----------
1995              ----------              ----------
1996              ----------              ----------
1997              ----------              ----------
1998              ----------              ----------
1999              ----------              ----------
2000              $1,030,635              $1,072,532
2001              $  848,934              $  842,581

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                        TOTAL RETURNS(2)
                               ---------------------------------

                                            AVERAGE      AVERAGE
                                             ANNUAL       ANNUAL
                                   ONE         FIVE        SINCE
                                  YEAR        YEARS    INCEPTION
----------------------------------------------------------------
Portfolio - Class A (3)         -17.63%        3.14%       5.88%
Portfolio - Class B  (4)        -17.81         2.96        3.97
Index - Class A                 -21.44         0.89        4.97
Index - Class B                 -21.44         0.89        1.73

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Aus-tralasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 17, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2001, the Portfolio had a total return of -17.63% for the Class A shares and -17.81% for the Class B shares compared to -21.44% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

For the year ended 2001, performance for the Portfolio outpaced the Index. The bulk of outperformance was the result of our defensive holdings, such as consumer staples and health care, and our cash position. Our overweight position in energy (1.5 times the benchmark weight) was the largest contributor to performance. An underweight to information technology contributed to performance, as did our less significant underweight to telecommunication services. Our below benchmark allocation to Japan hurt our relative return, while our underweight positions in the yen and Japanese banks were positive.

We remain below benchmark in Japan, the yen and Japanese banks. The record levels of corporate bankruptcies and unemployment are signs that the shake out in the Japanese economy and financial and corporate sectors are for real. However, beyond this we are unconvinced that the recent policy announcements (i.e., monetary easing) will be enough to seriously address the economic and financial system morass. We are watching a number of upcoming events, such as the reduction in value of deposit insurance, to gauge the government's ability and determination to implement real reform.

We visited Europe in mid-October with the idea that Europe could represent a strong defensive investment opportunity. Looking at our three major decision factors (valuation, fundamentals and technicals) Europe, particularly on relative valuations and short-term market technicals, appears attractive. However, business confidence has deteriorated rapidly and fiscal levers are frozen due to the Stability Pact and complacent leadership. The European Central Bank has finally eased but we believe that this will be too little too late for Europe's near-term prospects. When we see a decisive turn in the economies however, we continue to think that Europe will be the place to be.

While we are disappointed that we didn't fully participate in the market rally that began on September 21, we continue to believe we have seen the market highs of this cycle. Although the economic news may have bottomed, we believe that past excesses in capital and consumer spending will dampen the recovery and may lead to another dip down later this year. When we look to the usual engines of an economic recovery, consumer demand, capital spending and inventory replacement, we do not see a solid, sustainable picture of rising final demand.

MARKET OUTLOOK

Overall, we believe that in an economic environment of low real global GDP growth and low inflation, rapid growth in profits is going to be hard to find given continued global capacity and pricing pressures. Hence, we continue to focus the Portfolio on countries and sectors that we think are reasonably valued, relatively underleveraged, and will have stable earnings growth. From a sector perspective, our largest relative overweights are to consumer staples and energy. Banks and technology hardware and equipment are our most significant underweights. We continue to hold cash (approximately 11%).

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                                         VALUE
                                                                   SHARES                (000)
==============================================================================================
COMMON STOCKS (89.1%)
AUSTRALIA (2.0%)
  Amcor Ltd.                                                       53,651        $         196
  AMP Ltd.                                                   (a)(c)33,964                  320
  Australia & New Zealand Banking Group Ltd.                       21,318                  194
  Australian Gas Light Co., Ltd.                                   24,562                  114
  Brambles Industries Ltd.                                         36,047                  191
  BHP Billiton Ltd.                                               211,160                1,132
  Coca Cola Amatil Ltd.                                            26,683                   81
  Coles Myer Ltd.                                                  44,664                  192
  Commonwealth Bank of Australia                                   11,507                  176
  CSL Ltd.                                                          4,226                  111
  CSR Ltd.                                                         36,814                  128
  Fosters Brewing Group Ltd.                                       74,636                  185
  General Property Trust                                           63,873                   92
  Goodman Fielder Ltd.                                             50,028                   35
  Leighton Holdings Ltd.                                           10,913                   58
  Lend Lease Corp., Ltd.                                           22,323                  149
  Mayne Nickless Ltd.                                              27,587                   97
  MIM Holdings Ltd.                                                67,288                   39
  National Australia Bank Ltd.                                     56,561                  920
  News Corp., Ltd.                                                 75,278                  600
  Normandy Mining Ltd.                                         (a)149,087                  138
  OneSteel Ltd.                                                    12,027                    7
  Orica Ltd.                                                       22,196                   82
  Pacific Dunlop Ltd.                                           (a)20,790                   11
  PaperlinX Ltd.                                                    8,663                   22
  QBE Insurance Group Ltd.                                         15,035                   59
  Rio Tinto Ltd.                                                   16,453                  313
  Santos Ltd.                                                      43,961                  139
  Schroders Property Fund                                          15,673                   21
  Southcorp Holdings Ltd.                                          25,542                   98
  Stockland Trust Group                                            13,478                   30
  Suncorp-Metway Ltd.                                              12,645                   91
  TABCORP Holdings Ltd.                                            13,015                   65
  Telstra Corp., Ltd.                                          (c)191,854                  533
  Wesfarmers Ltd.                                                   7,951                  126
  Westfield Trust (New)                                            57,695                  102
  Westpac Banking Corp.                                            75,730                  609
  WMC Ltd.                                                         87,723                  429
  Woolworths Ltd.                                                  46,947                  269
----------------------------------------------------------------------------------------------
                                                                                         8,154
==============================================================================================
AUSTRIA (0.1%)
  Boehler-Uddeholm AG                                                 596                   24
  BWT AG                                                              980                   21
  Flughafen Wein AG                                                   901                   24
  Mayr-Melnhof Karton AG                                              693                   33
  Oest Elektrizatswirts AG, Class A                                 1,764                  132
  OMV AG                                                            2,430                  204
  VA Technologie AG                                                   849                   19
  Wienerberger Baustoffindustrie AG                              (c)3,911                   55
----------------------------------------------------------------------------------------------
                                                                                           512
==============================================================================================
BELGIUM (0.1%)
  KBC Bancassurance Holding                                         4,391                  147
  Solvay S.A.                                                       1,457                   88
  UCB S.A.                                                          1,701                   69
  Union Miniere Group S.A.                                            480                   19
----------------------------------------------------------------------------------------------
                                                                                           323
==============================================================================================
DENMARK (0.1%)
  Carlsberg A/S                                                     1,300                   54
  Danisco A/S                                                       2,700                   97
  Danske Bank A/S                                                  11,800                  189
  Novo-Nordisk A/S                                                  4,000                  164
  Novozymes A/S                                                       600                   12
  TDC A/S                                                           1,700                   61
----------------------------------------------------------------------------------------------
                                                                                           577
==============================================================================================
FINLAND (0.9%)
  Kesko Oyj                                                           749                    7
  Metra Oyj, Class B                                                3,476                   64
  Metso Oyj                                                         8,127                   85
  Nokia Oyj                                                     (a)88,327                2,281
  Outokumpu Oyj                                                    11,034                  117
  Oyj Hartwell Abp                                                  5,092                  104
  Pohjola Insurance Co., Class B                                   (a)143                    3
  Sampo Insurance Co., plc, Class A                                26,465                  208
  Sonera Oyj                                                 (a)(c)23,787                  121
  Tieto Corp.                                                       4,232                  112
  UPM-Kymmene Oyj                                                  12,409                  412
----------------------------------------------------------------------------------------------
                                                                                         3,514
==============================================================================================
FRANCE (9.9%)
  Accor S.A.                                                        9,174                  334
  Alcatel S.A.                                                  (a)22,465                  385
  Aventis S.A.                                                     48,964                3,482
  AXA                                                           (c)52,719                1,103
  Banque Nationale de Paris                                        12,028                1,078
  Bouygues                                                         22,836                  749
  Cap Gemini S.A.                                                   3,461                  250
  Carrefour S.A.                                                   29,850                1,554
  Casino Guichard-Perrachon                                      (c)3,932                  304
  Compagnie de Saint-Gobain                                         3,815                  577
  Dassault Systemes S.A.                                            2,218                  107
  Essilor International                                             4,060                  123
  France Telecom                                                (c)35,068                1,404
  Gecina                                                            2,570                  210
  Groupe Danone                                                    16,659                2,035
  Imerys                                                              435                   42
  Klepierre                                                      (c)2,808                  269
  L'Air Liquide                                                     3,608                  506
  L'Oreal S.A.                                                  (c)28,612                2,064
  Lafarge S.A.                                                      4,341                  406
  Lagardere S.C.A.                                               (c)7,267                  305

    The accompanying notes are an integral part of the financial statements.

                                        8

                                                                                         VALUE
                                                                   SHARES                (000)
----------------------------------------------------------------------------------------------
  LVMH Moet-Hennessy Louis Vuitton                              (c)21,874        $         891
  Michelin Compagnie Generale des
   Establissements, Class B                                         4,122                  136
  Pechiney                                                          5,732                  296
  Pernod-Ricard S.A.                                                5,259                  408
  Peugeot S.A.                                                      8,558                  364
  Pinault-Printemps-Re doute S.A.                                (c)5,914                  763
  Sanofi-Synthelabo S.A.                                           45,913                3,431
  Schneider Electric S.A.                                           6,776                  326
  Silic                                                               578                   81
  Simco (RFD)                                                       4,661                  322
  Societe                                                           3,280                  112
  Societe Fonciere Lyonnaise                                       12,032                  286
  Societe Generale, Class A                                  (a)(c)12,749                  715
  Sodexho Alliance S.A.                                             6,564                  281
  Sophia                                                            7,135                  192
  ST Microelectronics N.V.                                   (a)(c)14,178                  456
  Suez S.A.                                                        37,633                1,141
  Technip-Coflexip S.A.                                               735                   98
  Thales SA                                                         8,181                  283
  TotalFinaElf S.A.                                                59,453                8,504
  Unibail                                                          14,556                  740
  Usinor Sacilor                                                (c)21,728                  272
  Vivendi Universal                                                36,605                2,007
----------------------------------------------------------------------------------------------
                                                                                        39,392
==============================================================================================
GERMANY (7.6%)
  Allianz AG                                                       14,309                3,388
  BASF AG                                                          24,850                  927
  Bayer AG                                                         32,250                1,027
  Bayerische Hypo Und Vereinsbank AG                               19,027                  579
  Beiersdorf AG                                                    11,900                1,341
  Continential AG                                                   4,467                   59
  DaimlerChrysler AG                                               35,934                1,541
  Deutsche Bank AG                                                 22,250                1,573
  Deutsche Telekom AG (Registered)                                122,408                2,118
  Douglas Holding AG                                                5,000                  133
  E. On AG                                                         78,048                4,064
  Epcos AG                                                          1,850                   96
  Fresenius Medical Care AG                                         6,050                  375
  Gehe AG                                                           3,850                  149
  Heidelberger Zement AG                                            4,205                  195
  Infineon Technologies AG                                          3,900                   82
  IVG Holding AG                                                   22,574                  216
  Kamps AG                                                          3,750                   30
  Karstadt Quelle AG                                                4,800                  188
  Linde AG                                                          5,780                  236
  Lufthansa AG                                                     12,000                  162
  MAN AG                                                            4,600                   98
  Merck KGaA                                                        6,687                  245
  Metro AG                                                         21,193                  747
  Muechener Rueck AG (Registered)                                   8,807                2,395
  Preussag AG                                                       7,650                  188
  RWE AG                                                           47,073                1,782
  SAP AG                                                        (c)19,342                2,539
  Schering AG                                                       8,550                  458
  SGL Carbon AG                                                       550                   11
  Siemens AG                                                    (c)35,574                2,374
  Thyssen Krupp AG                                                 22,300                  327
  Volkswagen AG                                                    11,180                  521
  WCM Beteiligungs & Grundbesi                                   (c)3,333                   36
----------------------------------------------------------------------------------------------
                                                                                        30,200
==============================================================================================
HONG KONG (2.2%)
  Bank of East Asia Ltd.                                     (a)(c)96,860                  209
  Cathay Pacific Airways Ltd.                                     296,000                  380
  CLP Holdings Ltd.                                            (a)205,800                  785
  Hang Seng Bank Ltd.                                           (a)94,800                1,042
  Henderson Land Development Co., Ltd.                         (a)104,000                  470
  Hong Kong & China Gas Co., Ltd.                              (a)461,527                  565
  Hutchison Whampoa Ltd.                                       (a)187,200                1,806
  Hysan Development Co., Ltd.                                      55,930                   56
  Li & Fung Ltd.                                               (a)236,000                  265
  New World Development Co., Ltd.                              (a)185,103                  161
  Pacific Century CyberWorks Ltd.                            (c)1,253,062                  346
  Shangri-La Asia Ltd.                                             31,000                   24
  Sino Land Co.                                                   259,861                  103
  South China Morning Post Holdings Ltd.                           36,000                   23
  Sun Hung Kai Properties Ltd.                                 (a)190,000                1,535
  Swire Pacific Ltd., Class A                                (a)(c)68,000                  371
  Television Broadcasts Ltd.                                       15,000                   65
  Wharf Holdings Ltd.                                       (a)(c)185,600                  453
----------------------------------------------------------------------------------------------
                                                                                         8,659
==============================================================================================
IRELAND (0.1%)
  Allied Irish Banks plc                                            7,200                   83
  CRH plc                                                           8,024                  142
  Green Property plc                                               64,600                  363
  Kerry Group plc                                                   1,940                   24
  Smurfit (Jefferson) Group                                        19,320                   42
----------------------------------------------------------------------------------------------
                                                                                           654
==============================================================================================
ITALY (3.7%)
  Assicurazioni Generali S.p.A.                                    53,234                1,481
  Autogrill S.p.A.                                                 11,972                  111
  Banca di Roma S.p.A.                                             21,373                   42
  Banco Popolare di Milano                                          7,315                   25
  Benetton Group S.p.A.                                             9,718                  110
  Beni Stabili S.p.A.                                             465,800                  221
  Enel S.p.A.                                                     254,357                1,436
  ENI-Ente Nazionale Idrocarburi S.p.A.                           313,435                3,935
  Fiat S.p.A.                                                      10,965                  176
  Instituto Bancario San Paolo di Torino                           49,872                  536
  IntesaBci S.p.A.                                                174,965                  438
  Italcementi S.p.A.                                             (c)4,701                   37
  Italgas S.p.A.                                                   20,532                  193
  Mediaset S.p.A.                                                  72,258                  529

    The accompanying notes are an integral part of the financial statements.

                                        9

                                                                                         VALUE
                                                              SHARES                     (000)
----------------------------------------------------------------------------------------------
  Mediobanca S.p.A.                                             (c)16,634        $         187
  Parmalat Finanziaria S.p.A.                                   (c)93,639                  253
  Pirelli S.p.A.                                                  108,293                  190
  R.A.S. S.p.A.                                                    24,902                  294
  Rinascente S.p.A.                                             (c)13,088                   46
  Snia S.p.A.                                                      29,227                   39
  Telecom Italia Mobile S.p.A.                                 (c)474,305                2,652
  Telecom Italia S.p.A.                                           144,105                1,234
  Telecom Italia S.p.A. (RNC)                                      11,740                   63
  UniCredito Italiano S.p.A.                                      168,821                  679
----------------------------------------------------------------------------------------------
                                                                                        14,907
==============================================================================================
JAPAN (18.0%)
  Aastsu-DK, Inc.                                                   4,800                   93
  Acom Co., Ltd.                                                    7,000                  508
  Advantest Corp.                                                   1,690                   95
  Aeon Co., Ltd.                                                   26,800                  602
  Ajinomoto Co., Inc.                                              85,400                  830
  Amada Co., Ltd.                                                  20,000                   79
  Asahi Breweries Ltd.                                          (c)30,000                  269
  Asahi Kasei Corp.                                                82,000                  286
  Asahi Glass Co., Ltd.                                           122,800                  723
  Bank of Yokohama Ltd.                                         (c)23,000                   80
  Benesse Corp.                                                    11,900                  307
  Bridgestone Corp.                                             (c)57,000                  600
  Canon, Inc.                                                   (a)16,600                  569
  Casio Computer Co., Ltd.                                         53,800                  232
  Central Japan Railway Co.                                        (c)136                  876
  Chugai Pharmaceuticals Co., Ltd.                              (c)25,600                  295
  Chuo Mitsui Trust & Banking Co., Ltd.                        (c)140,000                  138
  Citizen Watch Co., Ltd.                                           4,000                   20
  Cosmo Oil Co., Ltd.                                            (c)4,000                    6
  Credit Saison Co., Ltd.                                           3,000                   58
  CSK Corp.                                                         1,500                   35
  Dai Nippon Printing Co., Ltd.                                 (a)62,600                  623
  Daiei, Inc.                                                   (a)62,600                   35
  Daiichi Pharmaceutical Co., Ltd.                                  7,000                  136
  Daikin Industries Ltd.                                      (a)(c)6,600                  103
  Dainippon Ink & Chemical, Inc.                                   10,000                   14
  Daito Trust Construction Co.                                     10,300                  157
  Daiwa House Industry Co., Inc.                                   60,600                  344
  Daiwa Securities Group, Inc.                                     85,000                  445
  Denki Kagaku Kogyo Kabushiki Kaisha                            (a)9,000                   21
  Denso Corp.                                                      37,600                  496
  East Japan Railway Co.                                           (a)298                1,432
  Ebara Corp.                                                      38,800                  233
  Eisai Co., Ltd.                                               (c)11,000                  272
  Fanuc Ltd.                                                       16,600                  703
  Fuji Machine Manufacturing Co., Ltd.                           (a)3,400                   44
  Fuji Photo Film Ltd.                                          (a)41,000                1,457
  Fuji Soft ABC, Inc.                                               2,300                   91
  Fuji Television Network, Inc.                                         2                    8
  Fujikura Ltd.                                                     5,000                   19
  Fujitsu Ltd.                                                  (a)34,200                  248
  Furukawa Electric Co., Ltd.                                   (a)51,800                  274
  Hirose Electric Co., Ltd.                                           700                   47
  Hitachi Ltd.                                                  (a)58,000                  423
  Honda Motor Co., Ltd.                                            32,600                1,295
  Hoya Corp.                                                        2,400                  143
  Isetan Co., Ltd.                                                  2,000                   20
  Ishihara Sangyo Kaisha Ltd.                                   (a)26,000                   36
  Ishikawajima-Harima Heavy Industries
   Co., Ltd.                                                    (a)15,000                   23
  Ito-Yokado Co., Ltd.                                             30,000                1,349
  Itochu Corp.                                               (a)(c)75,000                  169
  Japan Airlines Co., Ltd.                                         53,000                  126
  Japan Energy Corp.                                         (a)(c)22,000                   25
  Japan Tobacco, Inc.                                                  98                  614
  JGC Corp.                                                         2,000                   15
  Joyo Bank Ltd/The                                                21,000                   58
  Kajima Corp.                                                 (c)116,400                  315
  Kaneka Corp.                                                  (a)10,000                   61
  Kansai Electric Power Co., Ltd.                                  86,900                1,239
  Kao Corp.                                                        56,000                1,159
  Kawasaki Heavy Industries Ltd.                                (a)27,000                   25
  Kawasaki Steel Corp.                                      (a)(c)139,000                  140
  Keihin Electric Express Railway Co., Ltd.                     (c)13,000                   49
  Keyence Corp                                                        300                   50
  Kinden Corp.                                                      3,000                   14
  Kinki Nippon Railway Co., Ltd                                (c)125,200                  399
  Kirin Brewery Co., Ltd.                                      (c)123,400                  878
  Kokuyo Co., Ltd.                                                  2,000                   17
  Komatsu Ltd.                                                     99,400                  354
  Konami Co., Ltd.                                                  5,000                  148
  Konica Corp.                                                      4,000                   23
  Kubota Corp.                                                    155,000                  405
  Kuraray Co., Ltd.                                                 9,000                   57
  Kurita Water Industries Ltd.                                   (a)2,000                   25
  Kyocera Corp.                                                  (a)3,300                  214
  Kyowa Hakko Kogyo Co., Ltd.                                      11,600                   55
  Marubeni Corp.                                             (a)(c)78,000                   47
  Marui Co., Ltd.                                                  21,000                  247
  Matsushita Electric Industrial Co., Ltd.                     (a)127,000                1,623
  Meiji Seika Kaisha Ltd.                                           5,000                   20
  Meitec Corp.                                                   (c)1,800                   44
  Minebea Co., Ltd.                                                 9,000                   48
  Mitsubishi Chemical Corp.                                       124,000                  263
  Mitsubishi Corp.                                              (a)82,000                  530
  Mitsubishi Electric Corp.                                    (a)168,800                  650
  Mitsubishi Estate Co., Ltd.                                   (a)69,000                  502
  Mitsubishi Heavy Industries Ltd.                             (a)301,000                  800
  Mitsubishi Logistics Corp.                                     (a)3,000                   21
  Mitsubishi Materials Corp.                                 (a)(c)78,400                  107
  Mitsubishi Rayon Co., Ltd.                                        9,000                   23
  Mitsubishi Tokyo Financial Group, Inc.                            (a)84                  561

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                                                         VALUE
                                                              SHARES                     (000)
----------------------------------------------------------------------------------------------
  Mitsui & Co., Ltd.                                               82,800        $         408
  Mitsui Fudosan Co., Ltd.                                         44,400                  337
  Mitsui Mining & Smelting Co., Ltd.                                8,000                   26
  Mitsui Sumitomo Insurance Co., Ltd.                              59,000                  276
  Mitsukoshi Ltd.                                               (c)50,800                  142
  Mizuho Holdings, Inc.                                               132                  268
  Murata Manufacturing Co., Ltd.                                    4,600                  275
  NAMCO Ltd.                                                          700                   13
  NEC Corp.                                                     (a)29,400                  298
  NGK Insulators Ltd.                                              40,600                  299
  NGK Spark Plug Co., Ltd.                                         31,000                  222
  Nidec Corp.                                                    (c)1,600                   84
  Nikon Corp.                                                       6,000                   46
  Nintendo Co., Ltd.                                             (a)9,100                1,586
  Nippon Comsys Corp.                                               2,000                   11
  Nippon Express Co., Ltd.                                         69,800                  236
  Nippon Meat Packers, Inc.                                     (c)26,600                  281
  Nippon Oil Co., Ltd.                                            161,800                  614
  Nippon Sheet Glass Co., Ltd.                                     30,000                   94
  Nippon Steel Co.                                          (a)(c)572,000                  821
  Nippon Telegraph & Telephone Corp.                               (a)474                1,537
  Nippon Unipac Holding                                                46                  204
  Nippon Yusen Kabushiki Kaisha                                   110,000                  330
  Nissan Motor Co., Ltd.                                        (a)76,600                  404
  Nisshin Flour Milling                                             4,000                   24
  Nisshinbo Industries                                           (a)9,000                   33
  Nissin Food Products Co.                                          3,500                   68
  Nitto Denko Corp.                                                11,900                  274
  Nomura Securities Co., Ltd.                                  (c)122,000                1,556
  NSK Ltd.                                                         73,000                  251
  NTN Corp.                                                        26,000                   42
  NTT Data Corp.                                                    (c)56                  198
  NTT Docomo, Inc.                                                    119                1,392
  Obayashi Corp.                                                (a)26,000                   73
  Oji Paper Co., Ltd. (New)                                       123,400                  488
  Olympus Optical Co., Ltd.                                         3,000                   43
  Omron Corp.                                                       6,000                   80
  Onward Kashiyama Co., Ltd.                                       19,000                  181
  Oriental Land Co., Ltd.                                           6,400                  438
  Orix Corp.                                                        4,200                  374
  Osaka Gas Co., Ltd.                                             195,600                  465
  Pioneer Electric Corp.                                        (a)14,000                  304
  Promise Co., Ltd.                                                 8,200                  441
  Ricoh Co., Ltd.                                                (a)7,000                  130
  Rohm Co., Ltd.                                                 (a)2,200                  284
  Sankyo Co., Ltd.                                              (a)38,800                  661
  Sanrio Co., Ltd.                                                  2,900                   23
  Sanyo Electric Co., Ltd.                                     (c)152,000                  714
  Secom Co., Ltd.                                                  19,800                  989
  Sega Enterprises Ltd.                                      (a)(c)11,600                  230
  Seiyu Ltd./The                                             (a)(c)22,000                   46
  Sekisui Chemical Co.                                           (a)9,000                   24
  Sekisui House Co., Ltd.                                       (a)63,600                  459
  Seven-Eleven Japan Co., Ltd.                                     12,000                  436
  Sharp Corp.                                                      60,200                  701
  Shimamura Co., Ltd.                                                 700                   41
  Shimano, Inc.                                                    10,200                  115
  Shimizu Corp.                                                 (c)86,600                  292
  Shin-Etsu Chemical Co., Ltd.                                     14,000                  501
  Shionogi & Co., Ltd.                                             11,000                  187
  Shiseido Co., Ltd.                                               30,000                  276
  Shizuoka Bank Ltd./The                                           15,000                  113
  Showa Denko K.K.                                               (a)9,000                   10
  Showa Shell Sekiyu K.K.                                          14,000                   74
  Skylark Co., Ltd.                                                15,000                  251
  SMC Corp.                                                         5,300                  537
  Softbank Corp.                                                (c)17,700                  285
  Sony Corp.                                                    (a)49,800                2,265
  Sumitomo Bank                                                    88,000                  371
  Sumitomo Chemical Co., Ltd.                                     121,600                  411
  Sumitomo Corp.                                                   55,400                  253
  Sumitomo Electric Industries, Ltd.                               36,400                  253
  Sumitomo Forestry Co., Ltd.                                         400                    2
  Sumitomo Metal & Mining Co.                                      40,800                  135
  Sumitomo Metal Industries                                     (a)84,000                   27
  Taiheiyo Cement Corp.                                         (c)12,000                   18
  Taisei Corp., Ltd.                                           (c)118,400                  255
  Taisho Pharmaceutical Co., Ltd.                                  31,800                  497
  Taiyo Yuden Co., Ltd.                                             2,000                   30
  Takara Shuzo                                                   (c)5,000                   42
  Takashimaya Co., Ltd.                                             4,000                   23
  Takeda Chemical Industries                                       44,600                2,008
  Takefuji Corp.                                                   10,000                  720
  Takuma Co., Ltd.                                                 13,000                   89
  TDK Corp.                                                      (a)1,400                   66
  Teijin Ltd.                                                      71,400                  273
  Terumo Corp.                                                     19,000                  245
  TIS, Inc.                                                         4,200                  100
  Tobu Railway Co., Ltd.                                           75,400                  198
  Tohoku Electric Power Co., Ltd.                                  34,900                  477
  Tokio Marine & Fire Insurance Co., Ltd.                       (c)83,000                  604
  Tokyo Broadcasting System, Inc.                                  16,000                  242
  Tokyo Electric Power Co.                                     (a)116,000                2,458
  Tokyo Electron Ltd.                                               3,100                  151
  Tokyo Gas Co., Ltd.                                             191,600                  511
  Tokyu Corp.                                                   (c)75,400                  226
  Toppan Printing Co., Ltd.                                        52,600                  483
  Toray Industries, Inc.                                           84,100                  202
  Toshiba Corp.                                                 (a)60,000                  205
  Tosoh Corp.                                                       9,000                   17
  Tostem Corp.                                                      6,000                   81
  Toto Ltd.                                                        59,600                  283
  Toyo Seikan Kaisha Ltd.                                          17,000                  216
  Toyoba Co.                                                       11,000                   14
  Toyota Motor Corp.                                           (a)149,000                3,757

    The accompanying notes are an integral part of the financial statements.

                                       11

                                                                                         VALUE
                                                                   SHARES                (000)
----------------------------------------------------------------------------------------------
  Trans Cosmos, Inc.                                                1,000        $          26
  Ube Industries Ltd.                                          (a)112,400                  110
  UFJ Holdings, Inc.                                             (a)(c)22                   48
  Uni-Charm Corp.                                                (c)2,100                   44
  UNY Co., Ltd.                                                     2,000                   20
  World Co., Ltd.                                                   1,500                   45
  Yakult Honsha Co., Ltd.                                           2,000                   15
  Yamaha Corp.                                                   (a)2,000                   15
  Yamanouchi Pharmaceutical Co., Ltd.                           (a)28,000                  736
  Yamato Transport Co., Ltd.                                        8,000                  150
  Yokogawa Electric Corp.                                        (c)6,000                   48
----------------------------------------------------------------------------------------------
                                                                                        71,693
==============================================================================================
NETHERLANDS (6.7%)
  ABN Amro Holding N.V.                                            54,027                  871
  Aegon N.V.                                                       54,222                1,470
  Akzo Nobel N.V.                                                  12,078                  540
  ASM Lithography Holding N.V.                                      9,359                  163
  Buhrmann N.V.                                                     6,020                   66
  Corio N.V.                                                       16,650                  370
  Elsevier N.V.                                                    37,970                  450
  Getronics N.V.                                                (a)11,281                   37
  Hagemeyer N.V.                                                    5,633                  105
  Heineken N.V.                                                    54,630                2,075
  ING Groep N.V.                                                   74,516                1,903
  Koninklijke (Royal) Philips Electronics N.V.                     79,131                2,355
  Koninklijke Ahold N.V.                                           38,980                1,136
  Rodamco Continental Europe N.V.                                  13,775                  487
  Royal Dutch Petroleum Co.                                       166,631                8,454
  Royal KPN N.V.                                                (a)28,650                  146
  Schroders International Property Fund N.V.                        5,800                   90
  TNT Post Group N.V.                                              30,253                  656
  Uni-Invest N.V.                                                   9,371                   89
  Unilever N.V.                                                    80,707                4,739
  Vedior N.V.                                                       4,909                   59
  Wolters Kluwer N.V.                                              18,098                  413
----------------------------------------------------------------------------------------------
                                                                                        26,674
==============================================================================================
NEW ZEALAND (0.0%)
  Carter Holt Harvey Ltd.                                       (c)61,015                   43
  Telecom Corp. of New Zealand Ltd.                                15,719                   33
----------------------------------------------------------------------------------------------
                                                                                            76
==============================================================================================
NORWAY (0.1%)
  Elkem ASA                                                         2,000                   34
  Norske Skogindustrier ASA                                         2,500                   47
  Orkla ASA                                                         9,900                  168
----------------------------------------------------------------------------------------------
                                                                                           249
==============================================================================================
PORTUGAL (0.5%)
  Banco Commercial Portugues (Registered)                       (a)62,015                  252
  Banco Espirito Santo e Comercial de
   Lisboa (Registered)                                              3,563                   46
  Banco Portugues de Investimento (New)                            45,359                   91
  Brisa-Auto Estradas de Portugal S.A.                             67,340                  286
  Cimpor SGPS                                                           1                  @--
  Electricidade de Portugal S.A.                                  394,600                  858
  Jeronimo Martins SGPS                                       (a)(d)9,119                   75
  Portugal Telecom, SGPS, S.A.                                  (a)30,616                  239
  Sonae SGPS S.A.                                               (a)20,770                   15
----------------------------------------------------------------------------------------------
                                                                                         1,862
==============================================================================================
SINGAPORE (0.9%)
  CapitaLand Ltd.                                               (a)93,750                   95
  Chartered Semiconductor
   Manufacturing Ltd.                                           (a)18,000                   48
  City Developments Ltd.                                           49,000                  161
  Cycle & Carriage Ltd.                                            21,000                   35
  DBS Group Holdings Ltd.                                       (a)78,441                  586
  First Capital Corp., Ltd.                                        21,000                   12
  Fraser & Neave Ltd.                                              23,800                   98
  Hotel Properties Ltd.                                            61,000                   42
  Keppel Corp., Ltd.                                               36,750                   57
  Neptune Orient Lines Ltd. (Foreign)                           (a)47,000                   25
  Oversea-Chinese Banking Corp. (Foreign)                       (a)74,688                  445
  Parkway Holdings Ltd.                                            62,000                   32
  Sembcorp Industries Ltd.                                        131,644                  114
  Singapore Airlines Ltd. (Foreign)                             (a)87,000                  518
  Singapore Press Holdings Ltd.                                    27,018                  319
  Singapore Technologies Engineering Ltd.                         218,000                  277
  Singapore Telecommunications Ltd.                               214,500                  205
  United Overseas Bank Ltd.                                  (a)(c)61,328                  422
  United Overseas Land Ltd.                                     (c)45,000                   41
  Venture Manufacturing (Singapore) Ltd.                            2,000                   14
----------------------------------------------------------------------------------------------
                                                                                         3,546
==============================================================================================
SPAIN (3.5%)
  Acerinox                                                          2,482                   83
  ACS Actividades                                                   4,981                  122
  Aguas de Barcelona                                               14,239                  178
  Autopistas Concesionaria Espanola                                22,563                  225
  Banco Bilbao Vizcaya (Registered)                               168,873                2,093
  Banco Santander                                                 177,693                1,491
  Corporacion Mapfre S.A.                                          16,770                   97
  Endesa S.A.                                                      97,009                1,520
  Fomento de Construcciones Y
   Contratas S.A.                                                   7,584                  157
  Gas Natural SDG, S.A.                                            44,619                  744
  Grupo Dragados, S.A.                                             13,367                  179
  Iberdrola                                                     (c)89,995                1,173
  Inmobiliaria Colonial S.A.                                       26,670                  278
  Inmobiliaria Metropolitana Vasco Central                         35,577                  492
  Puleva Biotech, S.A.                                             (a)330                    1
  Repsol YPF, S.A.                                              (c)96,761                1,413
  SOL Melia S.A.                                                 (c)7,936                   61

    The accompanying notes are an integral part of the financial statements.

                                       12

                                                                                         VALUE
                                                                   SHARES                (000)
----------------------------------------------------------------------------------------------
  Tabacalera                                                       16,218        $         276
  Telefonica                                                   (a)162,540                2,178
  Telepizza                                                     (a)18,386                   29
  Union Electrica Fenosa                                           29,782                  483
  Vallehermoso                                                     85,645                  534
----------------------------------------------------------------------------------------------
                                                                                        13,807
==============================================================================================
SWEDEN (1.8%)
  Atlas Copco AB, Class A                                        (c)7,850                  176
  Atlas Copco AB, Class B                                        (c)4,400                   93
  Billerud Aktiebolag                                               1,280                    9
  Castellum AB                                                     16,310                  169
  Drott AB, Class B                                                 8,600                   89
  Electrolux AB, Series B                                          23,600                  354
  Hennes & Mauritz AB, Class B                                     59,400                1,234
  JM AB                                                             8,400                  177
  Netcom Systems AB, Class B                                     (a)2,283                   83
  Nordea AB                                                        66,511                  353
  OM Gruppen AB                                                     5,500                   73
  S.K.F. AB, Class B                                                5,400                  106
  Sandvik AB                                                    (a)17,100                  367
  Securitas AB, Class B                                         (c)30,140                  574
  Skandia Forsakrings AB                                        (c)58,000                  422
  Skandinaviska Enskilda Banken, Class A                           18,900                  173
  Skanska AB                                                       31,200                  205
  Svenska Cellulosa AB, Class B                                    12,372                  340
  Svenska Handelsbanken, Class A                                   25,500                  376
  Svenskt Stal AB (SSAB), Series A                                  5,000                   49
  Swedish Match AB                                                 22,200                  118
  Telefonaktiebolaget LM Ericsson                              (a)152,800                  834
  Telia AB                                                      (c)39,800                  178
  Trelleborg AB, Class B                                            8,800                   68
  Volvo AB, Class A                                                 3,200                   52
  Volvo AB, Class B                                                11,850                  200
  Wihlborgs Fastigheter AB                                         61,950                   84
  Wm-Data AB                                                    (a)22,800                   57
----------------------------------------------------------------------------------------------
                                                                                         7,013
==============================================================================================
SWITZERLAND (4.4%)
  ABB Ltd.                                                         21,712                  210
  Adecco S.A.                                                       6,460                  352
  Credit Suisse Group                                           (a)22,520                  962
  Georg Fischer AG                                                     55                   10
  Givaudan                                                         (a)230                   70
  Holcim Ltd. (Bearer)                                                485                  105
  Kudelski S.A.                                                  (a)1,400                   82
  Lonza AG                                                             61                   40
  Nestle S.A. (Registered)                                         25,380                5,419
  Novartis AG (Registered)                                        115,740                4,189
  Roche Holding AG                                                 30,600                2,187
  Roche Holding AG (Bearer)                                         9,400                  771
  SGS Holdings S.A.                                                   210                   34
  Sulzer AG (Registered)                                            (a)72                   11
  Sulzer Medica                                                       154        $           6
  Swatch Group AG                                             (a)(c)1,500                  135
  Swatch Group AG                                                (a)1,600                   32
  Swiss Reinsurance                                                 6,560                  661
  Swisscom AG (Registered)                                          2,076                  576
  Syngenta AG                                                    (a)1,707                   89
  UBS AG                                                        (a)25,451                1,286
  Valora Holding AG                                                   141                   21
  Zurich Financial Services AG                                      1,887                  443
----------------------------------------------------------------------------------------------
                                                                                        17,691
==============================================================================================
THAILAND (0.0%)
  Siam City Bank PCL                                          (a)(d)3,470                  @--
----------------------------------------------------------------------------------------------
UNITED KINGDOM (26.5%)
  3I Group plc                                                     29,373                  368
  Amvescap plc                                                     27,976                  404
  ARM Holdings plc                                              (a)20,728                  108
  AstraZeneca Group plc                                           134,790                6,080
  AWG plc                                                             352                    3
  BAA plc                                                          79,811                  640
  BAE Systems plc                                                 208,191                  938
  Barclays plc                                                     79,282                2,626
  Balfour Beatty plc                                                1,901                    5
  BG plc                                                          271,764                1,108
  BOC Group plc                                                    31,825                  491
  Boots Co. plc                                                    56,075                  477
  BP plc                                                        2,170,507               16,876
  Brambles Industries                                           (a)47,525                  235
  British Airways plc                                          (a)109,178                  310
  British American Tobacco plc                                    238,639                2,024
  British Land Co. plc                                            112,894                  768
  British Sky Broadcasting plc                               (a)(c)82,762                  911
  BT Group plc                                                 (a)599,950                2,210
  Bunzl plc                                                         6,015                   39
  Cadbury Schweppes plc                                           206,931                1,320
  Canary Wharf Group plc                                        (a)48,850                  317
  Capital Group plc                                                66,893                  477
  Caradon plc                                                       2,636                    5
  Carlton Communications plc                                       27,697                   98
  Centrica plc                                                    258,468                  835
  CGNU plc                                                        114,600                1,410
  Chelsfield plc                                                   71,243                  277
  Compass Group plc                                               180,262                1,352
  Corus Group plc                                               (a)52,625                   55
  Derwent Valley Holdings plc                                      12,300                  118
  Diageo plc                                                      365,119                4,173
  Dixons Group plc                                                125,380                  429
  EMI Group plc                                                    35,336                  184
  GKN plc                                                          47,525                  183
  Glaxosmithkline plc                                             535,954               13,445
  Granada Compass plc                                             123,927                  259
  Grantchester Holdings plc                                        44,670                  119
  Great Portland Estates plc                                       41,854                  149

    The accompanying notes are an integral part of the financial statements.

                                       13

                                                                   SHARES                VALUE
                                                                                         (000)
==============================================================================================
  Great Universal Stores plc                                       80,547        $         756
  Hammerson plc                                                    37,230                  240
  Hanson plc                                                       15,798                  109
  Hays plc                                                        127,527                  386
  HBOS plc                                                        108,217                1,254
  Hilton Group plc                                                155,469                  478
  HSBC Holdings plc                                               406,791                4,774
  Imperial Chemical Industries plc                                 32,961                  182
  International Power plc                                       (a)54,731                  161
  Invensys plc                                                    306,734                  533
  Johnson Matthey plc                                               2,683                   37
  Kingfisher plc                                                   87,494                  511
  Land Securities plc                                              63,759                  727
  Lattice Group plc                                               271,764                  617
  Legal & General Group plc                                       284,981                  660
  Lloyds TSB Group plc                                            234,494                2,547
  Logica plc                                                       20,875                  194
  Marconi plc                                                   (a)49,382                   30
  Marks and Spencer plc                                           207,048                1,088
  MISYS plc                                                        38,097                  180
  National Grid Group plc                                      (c)102,307                  638
  Nycomed Amersham plc                                             47,965                  464
  P&O Princess Cruises plc                                         43,367                  253
  Pearson plc                                                      35,664                  411
  Peninsular & Oriental Steam Navigation                           43,367                  150
  Pilkington plc                                                    4,633                    8
  Pillar Property plc                                              15,900                   84
  Prudential Corp. plc                                             93,169                1,080
  Railtrack Group plc                                        (a)(d)33,172                  @--
  Rank Group plc                                                    2,289                    8
  Reed International plc                                           56,447                  468
  Rentokil Initial plc                                            140,509                  565
  Reuters Group plc                                                63,998                  634
  Rexam plc                                                         6,423                   35
  Rio Tinto plc                                                    46,682                  894
  RMC Group plc                                                     4,066                   37
  Royal Bank of Scotland Group plc                                111,263                2,709
  Sainsbury (J) plc                                               131,209                  699
  Schroders plc                                                    15,399                  189
  Scottish & Newcastle plc                                          3,344                   26
  Scottish & Southern Energy plc                                   23,995                  213
  Scottish Power plc                                              127,472                  705
  Shell Transport & Trading Co., plc                              284,739                1,957
  Six Continents plc                                               82,028                  812
  Slough Estates plc                                               32,522                  157
  Smith & Nephew plc                                               29,189                  176
  Smiths Industries plc                                               607                    6
  Tate & Lyle plc                                                  25,356                  127
  Taylor Woodrow plc                                                1,316                    3
  Tesco plc                                                       481,037                1,744
  The Sage Group plc                                               70,002                  233
  Unilever plc                                                    307,561                2,526
  United Utilities plc                                             52,273                  468
  Vodafone Group plc                                            3,536,236                9,255
  WPP Group plc                                                    50,314                  557
----------------------------------------------------------------------------------------------
                                                                                       105,581
==============================================================================================
  TOTAL COMMON STOCKS (COST $436,409)                                                  355,084
==============================================================================================
PREFERRED STOCKS (0.2%)
AUSTRALIA (0.1%)
  News Corp., Ltd.                                                 67,130                  447
----------------------------------------------------------------------------------------------
GERMANY (0.0%)
  Volkswagen AG                                                     3,250                  101
----------------------------------------------------------------------------------------------
HONG KONG (0.1%)
  Johnson Electric Holdings Ltd.                               (a)313,500                  330
----------------------------------------------------------------------------------------------
ITALY (0.0%)
  Fiat S.p.A.                                                       2,110                   23
----------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,231)                                                     901
==============================================================================================

                                                                   NO. OF
                                                                 WARRANTS
==============================================================================================
WARRANTS (0.0%)
FRANCE (0.0%)
  Simco (CTF), expiring 10/31/03                                    1,644                    9
----------------------------------------------------------------------------------------------
ITALY (0.0%)
  Banca Intesa, expiring 11/15/02                                    (a)3                  @--
----------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $0)                                                                   9
==============================================================================================
  TOTAL FOREIGN SECURITIES (89.3%) (COST $437,640)                                     355,994
==============================================================================================


                                                                   AMOUNT
                                                                    (000)
==============================================================================================
SHORT-TERM INVESTMENTS (15.4%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED
SECURITIES (6.0%)
  AIM S.T Investment Co.                                     $        750                  750
  American Select Cash Reserve Fund                                   750                  750
  Evergreen Select Money Market Fund                                  750                  750
  Federated Prime Value Fund                                          750                  750
  Goldman Sachs Financial Square Money
    Market Fund                                                       750                  750
  Janus Institutional Money Market Fund                               750                  750
  Lehman Brothers, Inc., 1.89%, 1/2/02
    (Repurchase Agreement)                                         17,768               17,768
  Merrill Lynch Premier Institutional Fund                            750                  750
  Merrimac Cash Series Fund                                           750                  750
----------------------------------------------------------------------------------------------
                                                                                        23,768
==============================================================================================
REPURCHASE AGREEMENT (9.4%)
  J.P. Morgan Securities, Inc., 1.63%, dated
  12/31/01, due 1/2/02                                          (f)37,714               37,714
----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $61,482)                                           61,482
==============================================================================================
FOREIGN CURRENCY (0.0%)
  Australian Dollar            AUD                                     30                   16
  British Pound                GBP                                      1                    2
  Danish Krone                 DKK                                      3                  @--
  South Korean Won             KRW                                      8                  @--
----------------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $18)                                                         18
==============================================================================================
TOTAL INVESTMENTS (104.7%) (COST $499,140)                                             417,494
==============================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       14

                                                                                         VALUE
                                                                                         (000)
==============================================================================================
OTHER ASSETS (1.7%)
  Due from Broker                                            $      4,619
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                                     1,015
  Receivable for Portfolio Shares Sold                                363
  Foreign Withholding Tax Reclaim Receivable                          299
  Dividends Receivable                                                292
  Interest Receivable                                                  11
  Other                                                                15        $       6,614
==============================================================================================
LIABILITIES (-6.4%)
  Collateral on Securities Loaned                                 (23,768)
  Payable for Portfolio Shares Redeemed                              (989)
  Investment Advisory Fees Payable                                   (555)
  Administrative Fees Payable                                         (67)
  Custodian Fees Payable                                              (55)
  Directors' Fees and Expenses Payable                                (39)
  Distribution Fees, Class B                                          (11)
  Bank Overdraft Payable                                               (5)
  Other Liabilities                                                   (32)             (25,521)
==============================================================================================
NET ASSETS (100%)                                                                $     398,587
==============================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                  $     525,985
Undistributed Net Investment Income                                                        469
Accumulated Net Realized Loss                                                          (47,274)
Unrealized Depreciation on Investments, Futures and Foreign
  Currency Translations                                                                (80,593)
----------------------------------------------------------------------------------------------
NET ASSETS                                                                       $     398,587
==============================================================================================
CLASS A:
NET ASSETS                                                                       $     388,225
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 44,877,026 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                                        $        8.65
==============================================================================================
CLASS B:
NET ASSETS                                                                       $      10,362
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 1,181,015 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                       $        8.77
==============================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2001 -- See note A-9 to financial statements.
(d) -- Security valued at fair value -- See note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500
GDS -- Global depositary Shares
PCL -- Public Company Limited
RFD -- Ranked for Dividend
RNC -- Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

    CURRENCY                                            IN                              NET
      TO                                             EXCHANGE                       UNREALIZED
     DELIVER          VALUE     SETTLEMENT             FOR            VALUE         GAIN/(LOSS)
     (000)            (000)        DATE               (000)           (000)            (000)
-----------------------------------------------------------------------------------------------
EUR         1,764  $    1,568      3/4/02        U.S.$      1,569  $     1,569   $         1
EUR         5,632       5,011      3/4/02        U.S.$      4,956        4,956           (55)
EUR         4,531       4,030      3/4/02        U.S.$      4,028        4,028            (2)
EUR           305         272      3/4/02        U.S.$        275          275             3
EUR         3,626       3,226      3/4/02        U.S.$      3,250        3,250            24
EUR        43,463      38,652     3/13/02        U.S.$     38,343       38,343          (309)
EUR         8,509       7,567     3/13/02        U.S.$      7,513        7,513           (54)
AUD         3,946       2,006     3/13/02        U.S.$      2,020        2,020            14
JPY     1,510,220      11,508     3/13/02        U.S.$     12,012       12,012           504
JPY       232,061       1,768     3/13/02        U.S.$      1,849        1,849            81
JPY     1,424,092      10,852     3/13/02        U.S.$     11,321       11,321           469
JPY     1,357,456      10,348     3/20/02        U.S.$     10,971       10,971           623
JPY     1,003,510       7,650     3/20/02        U.S.$      7,885        7,885           235
U.S.$      21,171      21,171      3/4/02        EUR       23,788       21,162            (9)
U.S.$       8,090       8,090     3/13/02        EUR        9,162        8,148            58
U.S.$         255         255     3/13/02        EUR          289          257             2
U.S.$      26,633      26,633     3/13/02        EUR       30,151       26,813           180
U.S.$      12,364      12,364     3/13/02        EUR       14,006       12,455            91
U.S.$      14,774      14,774     3/13/02        JPY    1,854,151       14,129          (645)
U.S.$       4,653       4,653     3/13/02        JPY      584,931        4,457          (196)
                   ----------                                      -----------   -------------
                   $  192,398                                      $   193,413   $     1,015
                   ==========                                      ===========   =============

AUD - Australian Dollar
EUR - Euro
JPY - Japanese Yen

    The accompanying notes are an integral part of the financial statements.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                               NET
                    NUMBER       NOTIONAL                   UNREALIZED
                      OF          VALUE      EXPIRATION     GAIN/LOSS
                   CONTRACTS      (000)         DATE          (000)
-------------------------------------------------------------------------
    LONG:
CAC40 10
(France)              99        U.S.$ 4,113    Mar-02       $   153

EURO STOXX
50 Index (Italy)     220        U.S.$ 7,517    Mar-02           225

    SHORT:
DAX Index
(Germany)             50        U.S.$ 5,783    Mar-02            16

SPI 200 Index
(Australia)           47        U.S.$ 2,050    Mar-02           (46)

HANG SENG
Index
(Hong Kong)           51        U.S.$ 3,720    Jan-02           (30)

TOPIX Index
(Japan)               97        U.S.$ 7,528    Mar-02           (18)
                                                            --------
                                                            $   300
                                                            ========

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                    PERCENT
                                                       VALUE         OF NET
INDUSTRY                                               (000)         ASSETS
----------------------------------------------------------------------------
Aerospace & Defense                             U.S.$  1,498            0.4%
Air Freight & Couriers                                   806            0.2
Airlines                                               1,496            0.3
Apartments                                             1,112            0.3
Auto Components                                        1,764            0.4
Automobiles                                            8,183            2.1
Banks                                                 34,189            8.6
Beverages                                              8,491            2.1
Building Products                                      1,825            0.4
Chemicals                                              6,269            1.6
Commercial Services & Supplies                         5,036            1.3
Communications Equipment                               3,529            0.9
Computers & Peripherals                                  751            0.2
Construction & Engineering                             1,868            0.5
Construction Materials                                 1,218            0.3
Containers & Packaging                                 1,010            0.2
Distributors                                             300            0.1
Diversified Financials                                13,553            3.4
Diversified Telecommunication Services                13,262            3.3
Electric Utilities                                    16,342            4.1
Electrical Equipment                                   2,539            0.6
Electronic Equipment & Instruments                     1,670            0.4
Energy Equipment & Services                               98            0.0
Food & Drug Retailing                                  6,939            1.7
Food Products                                         18,012            4.5
Gas Utilities                                          4,044            1.0
Health Care Equipment & Supplies                       1,058            0.3
Health Care Providers & Services                         653            0.2
Hotels Restaurants & Leisure                           4,662            1.2
Household Durables                                     9,632            2.4
Household Products                                     1,203            0.3
IT Consulting & Services                               1,028            0.3
Industrial Conglomerates                               4,563            1.1
Insurance                                             16,372            4.1
Internet & Catalog Retail                                756            0.2
Internet Software & Services                             285            0.1
Leisure Equipment & Products                           3,197            0.8
Machinery                                              6,085            1.5
Marine                                                   526            0.1
Media                                                  9,505            2.4
Metals & Mining                                        5,532            1.4
Multi - Utilities                                      3,391            0.9
Mutiline Retail                                        5,781            1.4
Office & Industrial                                    1,444            0.4
Office Buildings                                         317            0.1
Office Electronics                                       698            0.2
Oil & Gas                                             43,309           10.8
Paper & Forest Products                                1,237            0.3
Personal Products                                      3,681            0.9
Pharmaceuticals                                       39,481            9.9
Real Estate                                            4,283            1.1
Road & Rail                                            3,416            0.9
Semiconductor Equipment & Products                     1,433            0.4
Software                                               3,298            0.8
Specialty Retail                                       1,857            0.5
Textiles & Apparel                                     1,442            0.4
Tobacco                                                3,032            0.8
Trading Companies & Distributors                       1,512            0.4
Transportation Infrastructure                          1,175            0.3
Water Utilities                                          181            0.0
Wireless Telecommunication Services                   14,165            3.5
----------------------------------------------------------------------------
                                                U.S.$355,994           89.3%
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

ASIAN EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)

Hongkong          28.9%
South Korea       27.3
Taiwan            19.4
Singapore         12.3
Malaysia           5.9
Thailand           1.9
Indonesia          1.5
Other              2.8

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

                                       MSCI Combined
                  Asian Equity            Far East
                   Portfolio-          Free ex-Japan
                    Class A               Index (1)
            ----------------------     -------------
1991              $  500,000           $  500,000
10/31/92          ----------           ----------
12/31/92          ----------           ----------
1993              ----------           ----------
1994              ----------           ----------
1995              ----------           ----------
1996              ----------           ----------
1997              ----------           ----------
1998              ----------           ----------
1999              ----------           ----------
2000              $  620,431           $  709,490
2001              $  597,537           $  693,597

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST
FREE EX-JAPAN INDEX(1)

                                            TOTAL RETURNS(2)
                               ---------------------------------------
                                           AVERAGE  AVERAGE    AVERAGE
                                            ANNUAL   ANNUAL     ANNUAL
                                  ONE         FIVE      TEN      SINCE
                                 YEAR        YEARS    YEARS  INCEPTION

----------------------------------------------------------------------
Portfolio - Class A(3)         -3.69%      -13.87%    1.06%      1.71%
Portfolio - Class B(4)         -3.89       -14.13      N/A     -11.49
Index - Class A                -2.24       -11.91     2.75       3.32
Index - Class B                -2.24       -11.91      N/A      -8.48

(1) The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1991
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers, excluding Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return of -3.69% for the Class A shares and -3.89% for the Class B shares compared to -2.24% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index").

MARKET REVIEW

Asian equity markets performed strongly in the fourth quarter of 2001, ending up the year as one of the best performing regions globally. Asian market rallies were led primarily by the export-oriented markets of Taiwan and South Korea, which were each up over 50% in the fourth quarter on the back of hopes of a global economic recovery in 2002. Technology was the strongest performing sector within Asia, led by the cyclical semiconductor sector as large cap semiconductor names in Asia ended the year up outperforming most benchmarks. While Asian markets have mainly been keying off global trends and the US economic cycle, the relative out-performance for Asia has been a function of a relatively undervalued market and under-invested and risk-averse domestic investors. We saw a comeback of domestic retail and institutional investors in the fourth quarter, especially in Taiwan and South Korea.

In terms of economic indicators and market levels we think that the worst is behind us and markets are unlikely to re-test the lows we saw in September. In the near term, confidence and sentiment seem to have improved from a reasonable and quick solution to the 'war against terror' in Afghanistan. One of the key drivers of the global economy has been the US consumption demand, at 21% of world GDP, which seems to be holding up better than expected through to the end of the year. Recent manufacturing and inventory-related data indicate a bottoming of the US economy in the fourth quarter of 2001. Asian exports, an important lead indicator, bottomed in September and have since shown positive sequential growth. Although the global economic recovery seems to be in place, it is likely to be gradual and anemic, as capital expenditure (especially in information technology and telecom sectors) is unlikely to pick up substantially until 2003. The recent surge in markets seems to be somewhat ahead of near term fundamentals and it is likely that markets will enter a corrective phase over the next two quarters.

Although we largely had a 'bar-bell' portfolio through 2001, we have cautiously increased the 'aggressive' tilt to our portfolio in the last three months. We are overweight the Index in selective cyclical stocks in the semiconductor, electronics manufacturing, consumer discretionary and real estate sectors. For our portfolio, stock specific decisions still override big sector calls. We are focused on companies that are increasing global market shares, restructuring balance sheets, survivors geared to cyclical recovery or are positioned for secular growth over the next 2 to 3 years.

On December 3, 2001, MSCI introduced the first phase of its enhanced methodology by shifting to a weighting system based on freely floated shares, rather than just market capitalization. The second and final phase will be implemented on May 31, 2002. South Korea, which is our biggest overweight, will see the largest weight gains and Malaysia, the largest declines.

MARKET OUTLOOK

We continue to be underweight the Index in Malaysia given what we perceive as expensive valuations, insipid restructuring initiatives and risks of the currency getting devalued. Despite a recent run up in the market, we still think that the restructuring story for South Korea is not over. In fact given the steadily rising ROE for corporate South Korea and the low interest rate environment, the re-rating for that market may have only just begun. We are looking to add to our weighting in Taiwan in the event of a market correction, as the market should benefit from increased domestic investor participation as export growth begins to recover in 2002. In Hong Kong, we have reduced our positions in select consumer discretionary sector names, as these stocks are in our view trading well ahead of medium term fundamentals. We have also reduced our weightings in China where we believe that domestic companies are likely to see margin pressure in a more deregulated market, post entry into WTO. Economic growth buoyed by domestic consumption has held up relatively well in China, but, as the world recovers, we believe, China is likely to be a relative underperformer.

Although we believe markets could be headed for a near term trading range, we are positive on a 12-month view that Asian markets should trade higher given the strong liquidity, relatively cheap valuations and several attractive bottom up restructuring stories.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ASIAN EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                  SHARES       VALUE
                                                                               (000)
====================================================================================
COMMON STOCKS (96.6%)
HONG KONG (28.9%)
  Aluminum Corp. of China Ltd.                                (a)869,000     $   152
  Asia Satellite Telecommunications
    Holdings Ltd.                                              (a)65,500         109
  Bank of East Asia Ltd.                                       (a)49,000         106
  Beijing Capital International
    Airport Co., Ltd.                                         (a)375,000          88
  Beijing Datang Power Gen. Co., Ltd.                            370,000         119
  Cheung Kong Holdings Ltd.                                    (a)48,900         508
  China Merchants Holdings
    International Co., Ltd.                                   (a)198,000         127
  China Mobile (Hong Kong) Ltd.                               (a)522,000       1,837
  China Petroleum & Chemical Corp.                            (a)584,000          80
  China Unicom Ltd.                                            (a)82,000          90
  Citic Pacific Ltd.                                          (a)102,000         227
  Clear Media Ltd.                                             (a)36,000          26
  CLP Holdings Ltd.                                            (a)79,400         303
  CNOOC Ltd.                                                  (a)179,000         169
  Denway Motors Ltd.                                          (a)392,400         122
  Esprit Holdings Ltd.                                        (a)402,000         454
  Hang Lung Properties Ltd.                                   (a)175,000         181
  Hang Seng Bank Ltd.                                          (a)72,900         802
  Henderson Land Development Co., Ltd.                        (a)147,000         663
  Hong Kong & China Gas Co., Ltd.                             (a)202,460         248
  Hong Kong Electric Holdings Ltd.                             (a)60,000         223
  Hong Kong Exchanges & Clearing Ltd.                         (a)135,000         205
  Huaneng Power International, Inc.,
    Class H                                                   (a)140,000          84
  Hutchison Whampoa Ltd.                                      (a)271,980       2,624
  Johnson Electric Holdings Ltd.                              (a)379,000         399
  Legend Holdings Ltd.                                        (a)104,000          53
  Li & Fung Ltd.                                              (a)126,400         142
  New World Development Co., Ltd.                             (a)364,000         317
  PetroChina Co., Ltd.                                        (a)478,000          85
  SmarTone Telecommunications
    Holdings Ltd.                                             (a)181,000         216
  Sun Hung Kai Properties Ltd.                                (a)191,600       1,548
  Swire Pacific Ltd., Class A                                  (a)95,200         519
  Travelsky Technology Ltd.                                   (a)122,000          94
  Wharf Holdings Ltd.                                         (a)166,000         405
------------------------------------------------------------------------------------
                                                                              13,325
====================================================================================
INDIA (0.0%)
  Hero Honda Motors Ltd.                                             275           1
  State Bank of India Ltd.                                           200           1
------------------------------------------------------------------------------------
                                                                                   2
====================================================================================
INDONESIA (1.5%)
  Astra International Tbk PT                                  (a)715,500         134
  Hanjaya Mandala Sampoerna Tbk PT                            (a)750,000         231
  Telekomunikasi Tbk PT                                     (a)1,070,500         329
-----------------------------------------------------------------------------------
                                                                                 694
====================================================================================
MALAYSIA (5.9%)
  British Amerian Tobacco (Malaysia) Bhd                       (a)32,400     $   315
  Carlsberg Brewery Malaysia Bhd                               (a)34,000          97
  Digi.Com Bhd                                                (a)118,827         156
  Gamuda Bhd                                                  (a)149,000         177
  IJM Corp. Bhd                                                (a)49,000          55
  Magnum Corp. Bhd                                            (a)308,000         173
  Malayan Banking Bhd                                         (a)185,700         406
  Malaysian Pacific Industries Bhd                             (a)46,000         190
  Public Bank Bhd                                                403,600         265
  Resorts World Bhd                                           (a)105,000         170
  Tanjong plc                                                  (a)46,000         103
  Technology Resources Industries Bhd                         (a)234,000         178
  Telekom Malaysia Bhd                                            89,000         241
  Tenaga Nasional Bhd                                          (a)73,000         206
------------------------------------------------------------------------------------
                                                                               2,732
====================================================================================
SINGAPORE (12.3%)
  CapitaLand Ltd.                                                 98,000          99
  Chartered Semiconductor
    Manufacturing Ltd.                                        (a)106,000         281
  City Developments Ltd.                                          46,600         153
  DBS Group Holdings Ltd.                                     (a)123,235         921
  Keppel Corp., Ltd.                                             125,000         192
  Neptune Orient Lines Ltd. (Foreign)                         (a)340,000         179
  Oversea-Chinese Banking Corp. (Foreign)                     (a)104,000         619
  Sembcorp Logistics Ltd.                                        162,800         159
  SIA Engineering Ltd.                                        (a)235,000         165
  Singapore Airlines Ltd. (Foreign)                            (a)74,000         441
  Singapore Press Holdings Ltd.                                   42,900         506
  Singapore Technologies Engineering Ltd.                        229,000         291
  Singapore Telecommunications Ltd.                              348,000         332
  United Overseas Bank Ltd.                                   (a)130,796         900
  Venture Manufacturing (Singapore) Ltd.                          57,700         416
------------------------------------------------------------------------------------
                                                                               5,654
====================================================================================
SOUTH KOREA (26.7%)
  Cheil Communications, Inc.                                       2,280         234
  Good Morning Securities Co., Ltd.                            (a)21,220          93
  Hana Bank                                                       21,268         274
  Humax Co., Ltd.                                                 22,162         536
  Hyundai Mobis                                                   38,970         561
  Hyundai Motor Co., Ltd.                                         25,440         521
  Kookmin Bank                                                 (a)24,744         938
  Kookmin Credit Card Co., Ltd                                     6,270         239
  Korea Electric Power Corp.                                      14,370         237
  Korea Electric Power Corp. ADR                               (a)15,230         139
  Korea Telecom Corp. ADR                                         13,400         272
  KT&G Corp. GDR                                               (a)13,500         105
  LG Electronics, Inc.                                            20,360         384
  LG Engineering & Construction Ltd.                              29,480         317
  LG Household & Health Care Ltd.                               (a)6,030         133
  LG Investment & Securities Co., Ltd.                         (a)18,780         213
  Pohang Iron & Steel Co., Ltd.                                 (a)6,920         643

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                                               VALUE
                                                                  SHARES       (000)
====================================================================================
  Pohang Iron & Steel Co., Ltd. ADR                                2,000  $       46
  Samsung Electro-Mechanics Co.                                   12,019         401
  Samsung Electronics Co., Ltd.                                (a)13,895       2,951
  Samsung Securities Co., Ltd.                                  (a)9,590         349
  Shinhan Financial Group Co., Ltd.                            (a)59,580         796
  Shinsegae Co., Ltd.                                              1,200         127
  SK Telecom Co., Ltd.                                             5,420       1,106
  SK Telecom Co., Ltd. ADR                                     (a)16,270         352
  Tongyang Confectionery Co.                                       8,890         227
  Yuhan Corp.                                                      2,205         105
------------------------------------------------------------------------------------
                                                                              12,299
====================================================================================
TAIWAN (19.4%)
  Accton Technology Corp.                                     (a)106,000         273
  Advanced Semiconductor
    Engineering, Inc.                                          (a)64,000          59
  Ambit Microsystems Corp.                                        43,756         201
  ASE Test Ltd.                                                (a)14,900         208
  Asustek Computer, Inc.                                         101,387         443
  Au Optronics Corp.                                          (a)199,000         213
  Bank Sinopac                                                (a)449,700         188
  China Steel Corp.                                              216,810          85
  Chinatrust Commercial Bank                                     860,560         517
  Faraday Technology Corp.                                        19,400          92
  Formosa Chemical & Fibre Corp.                                 472,600         317
  Fubon Financial Holdings Co., Ltd.                          (a)278,835         242
  Hon Hai Precision Industry                                     135,168         618
  President Chain Store Corp.                                    110,286         233
  Quanta Computer, Inc.                                          112,250         366
  Siliconware Precision Industries Co.                        (a)322,682         285
  Sunplus Technology Co., Ltd.                                    50,800         157
  Taipei Bank                                                    222,000         166
  Taiwan Cellular Corp.                                       (a)176,336         236
  Taiwan Semiconductor
    Manufacturing Co.                                       (a)1,069,637       2,675
  United Micro Electronics Corp., Ltd.                        (a)958,944       1,398
------------------------------------------------------------------------------------
                                                                               8,972
====================================================================================
THAILAND (1.9%)
  Advanced Info Sevice PCL (Foreign)                             269,000         248
  Delta Electronics PCL (Foreign)                             (d)155,480          98
  PTT Exploration & Production PCL                                48,500         123
  Shin Corp. PCL                                              (a)306,000         108
  Siam Cement PCL (The)                                         (a)8,700          91
  Siam City Cement PCL (Foreign)                               (a)68,366         224
------------------------------------------------------------------------------------
                                                                                 892
====================================================================================
  TOTAL COMMON STOCKS (COST $45,144)                                          44,570
====================================================================================
PREFERRED STOCK (0.6%)
SOUTH KOREA (0.6%)
  Samsung Electronics Co., Ltd.
    (COST $429)                                                 (a)3,210         277
------------------------------------------------------------------------------------
  TOTAL FOREIGN SECURITIES (97.2%) (COST $45,573)                             44,847
====================================================================================

                                                                    FACE
                                                                  AMOUNT       VALUE
                                                                   (000)       (000)
====================================================================================
SHORT-TERM INVESTMENT (3.5%)
REPURCHASE AGREEMENT (3.5%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02
    (COST $1,606)                                      $        (f)1,606   $   1,606
====================================================================================
FOREIGN CURRENCY (0.5%)
  Hong Kong Dollar                                   HKD             130          17
  Indian Rupee                                       INR             175           4
  Indonesian Rupiah                                  IDR          72,988           7
  South Korean Won                                   KRW              14         @--
  Taiwan Dollar                                      TWD           7,151         204
  Thailand Baht                                      THB             257           6
------------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $240)                                             238
====================================================================================
TOTAL INVESTMENTS (101.2%) (COST $47,419)                                     46,691
====================================================================================
OTHER ASSETS (0.4%)
  Cash                                                 $               1
  Receivable for Investments Sold                                    137
  Receivable for Portfolio Shares Sold                                16
  Dividends Receivable                                                12
  Interest Receivable                                                  1
  Other                                                               16         183
====================================================================================
LIABILITIES (-1.6%)
  Payable for Portfolio Shares Redeemed                             (543)
  Custodian Fees Payable                                             (70)
  Investment Advisory Fees Payable                                   (49)
  Directors' Fees and Expenses Payable                               (24)
  Other Liabilities                                                  (33)       (719)
====================================================================================
NET ASSETS (100%)                                                          $  46,155
====================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                            $ 147,896
Accumulated Net Investment Loss                                                  (27)
Accumulated Net Realized Loss                                               (100,986)
Unrealized Depreciation on Investments
  and Foreign Currency Translations                                             (728)
------------------------------------------------------------------------------------
NET ASSETS                                                                 $  46,155
====================================================================================
CLASS A:
NET ASSETS                                                                 $  45,489
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 5,575,775 outstanding $0.001 par value                     $    8.16
    shares (authorized 500,000,000 shares)
====================================================================================
CLASS B:
NET ASSETS                                                                 $     666
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE

  Applicable to 82,296 outstanding $0.001 par value                        $    8.09
    shares (authorized 500,000,000 shares)
====================================================================================

    The accompanying notes are an integral part of the financial statements.

(a) -- Non-income producing security
(d) -- Securities were valued at fair value - See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ --  Value is less than $500.
ADR-American Depositary Receipts
GDR-Global Depositary Receipts
PCL-Public Company Limited

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                             IN                      NET
     TO                              EXCHANGE               UNREALIZED
  DELIVER      VALUE     SETTLEMENT    FOR        VALUE     GAIN/(LOSS)
   (000)       (000)       DATE       (000)       (000)       (000)
-----------------------------------------------------------------------
HKD    916    $   117    1/02/02   U.S.$     117   $   117    $      @--
THB    421         10    1/02/02   U.S.$     10         10           @--
THB    452         10    1/03/02   U.S.$     10         10           @--
              -------                              -------    -----------
              $   137                              $   137    $      @--
              =======                              =======    ============

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                         PERCENT
                                            VALUE        OF NET
INDUSTRY                                    (000)        ASSETS
-------------------------------------------------------------------
Aerospace & Defense                        U.S.$   457          1.0%
Airlines                                           529          1.1
Auto Components                                    561          1.2
Automobiles                                        779          1.7
Banks                                            7,139         15.5
Beverages                                           97          0.2
Communications Equipment                           273          0.6
Computers & Peripherals                          1,064          2.3
Construction & Engineering                         549          1.2
Construction Materials                             315          0.7
Distributors                                       142          0.3
Diversified Financials                           2,216          4.8
Diversified Telecommunication Services           1,462          3.2
Electric Utilities                               1,311          2.8
Electrical Equipment                               399          0.9
Electronic Equipment & Instruments               1,746          3.8
Food & Drug Retailing                              233          0.5
Food Products                                      227          0.5
Gas Utilities                                      248          0.5
Hotels Restaurants & Leisure                       445          1.0
Household Durables                                 920          2.0
Household Products                                 133          0.3
Industrial Conglomerates                         2,978          6.4
Marine                                             179          0.4
Media                                              767          1.7
Metals & Mining                                    925          2.0
Mutiline Retail                                    127          0.3
Oil & Gas                                          456          1.0
Pharmaceuticals                                    105          0.2
Real Estate                                      3,469          7.5
Semiconductor Equipment & Products               8,573         18.6
Software                                            94          0.2
Specialty Retail                                   454          1.0
Textiles & Apparel                                 317          0.7
Tobacco                                            651          1.4
Transportation Infrastructure                      159          0.3
Wireless Telecommunication Services              4,348          9.4
-------------------------------------------------------------------
                                           U.S.$44,847         97.2%
===================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

ASIAN REAL ESTATE PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Hong kong         47.5%
Australia         21.5
Japan             21.3
Singapore          8.2
Other              1.5

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

                                                        GPR General
            Asian Real Estate    Asian Real Estate      Real Estate
                Portfolio-           Portfolio-      Securities Index-
                 Class A               Class B          Far East(1)
            ----------------     -----------------   -----------------
1997             $500,000        $100,000             $500,000
1998             --------        --------             --------
1999             --------        --------             --------
2000             $453,857        $ 89,874             $356,596
2001             $386,187        $ 76,231             $309,918

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The GPR General Real Estate Securities Index - Far East value at December 31, 2001 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2001 would be $61,984.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL
ESTATE SECURITIES INDEX - FAR EAST (1)

                                        TOTAL RETURNS(2)
                                     ---------------------
                                                   AVERAGE
                                                    ANNUAL
                                         ONE         SINCE
                                        YEAR     INCEPTION
----------------------------------------------------------
Portfolio - Class A(3)               -14.91%        -5.89%
Portfolio - Class B(3)               -15.18         -6.18
Index                                -13.09        -10.64

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other Portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2001, the Portfolio had a total return of -14.91% for the Class A shares and -15.18% for the Class B shares compared to -13.09% for the GPR General Real Estate Securities Index - Far East.

MARKET REVIEW

Asian real estate securities continue to sustain significant volatility in 2001. Although Asian real estate securities outperformed general equities with the Index declining 19.4% as compared to a 26.2% fall in the MSCI Asia Pacific Index during the year, performance of key Asian real estate markets remained weak. Australia's listed trust was the only out performer In the Asian property sector, providing double-digit total returns. The sharp share price correction in the after-math of the September U.S. attacks accelerated the bottoming out process for Asian real estate. Prospective positive leverage of a U.S.-led economic recovery in Asia will in our view likely be quite favorable for the real estate sector.

Japan is heading into deeper economic recession as consumer spending nose-dived in response to shrinking real incomes and higher unemployment. Weak credit and stock markets reflect considerable anxiety about a looming banking crisis in Japan. We expect policy makers to act concertedly to avert the possibility of a financial accident. A weak yen and an improving external environment should in our view be positive for Japan. We believe that Non-Japan Asia is poised to benefit massively from the transition of the global economy from recession to growth. Key considerations are the timing and duration of the transition as well as the potential for unexpected outcomes if the path to recovery is uneven. Exports have stabilized and rebounded for technology dependent economies of Asia. Hong Kong and Singapore continue to struggle under the pressure of rapid structural adjustments to their more developed economies. China stands out with a 7.3% rise in real GDP in 2001 supported by robust domestic demand. In Australia, the post-GST housing rebound, an undervalued currency, expansionary monetary and fiscal policies and the absence of economic excesses continue to fuel the fourth quarter GDP growth.

With the exception of Japan, the fourth quarter performance of Asian real estate securities exceeded our earlier expectations Property stocks in Hong Kong (HSP +28%) and Singapore (SES Prop +30.6%) rebounded fiercely from their September lows to outperform their respective broad equity market indices; the real estate sector sustained larger losses when markets dived in September.

MARKET OUTLOOK

We continue to seek to shape the Portfolio with quality companies offering attractive fundamental valuation relative to their underlying asset values. We forecast double-digit total expected returns for Asia in the next twelve months driven by change in P/NAV and higher dividends. We may be able to achieve positive operating income growth if current transaction volumes in the residential sector can be sustained.

We are market weight the Hong Kong investors we believe have robust cash flow, on anticipation of a stronger dividend payout. We still prefer the diversified trusts in Australia, as we believe that they are less vulnerable to sector specific risks. We are neutral in Japan and continue to overweight large-cap developers in Singapore.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND INC.
ASIAN REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                          VALUE
                                             SHARES        (000)
================================================================
COMMON STOCKS (98.5%)
AUSTRALIA (21.5%)
  AMP Office Trust                           17,300       $   11
  BT Office Trust                            22,800           18
  Centro Properties Group                    27,308           48
  Deutsche Office Trust                      28,200           19
  General Property Trust                     44,585           65
  Investa Property Group                     23,295           25
  Lend Lease Corp., Ltd.                      3,150           21
  Mirvac Group                               29,504           58
  Stockland Trust Group                      21,855           48
  Westfield Holdings Ltd.                    11,700          101
  Westfield Trust                            62,935          112
----------------------------------------------------------------
                                                             526
================================================================
HONG KONG (47.5%)
  Cheung Kong Holdings Ltd.                (a)5,000           52
  Hang Lung Group Ltd.                       50,000           44
  Hang Lung Properties Ltd.               (a)75,000           78
  Henderson Investment Ltd.                  71,000           55
  Henderson Land Development Co., Ltd.    (a)18,000           81
  Hong Kong Land Holdings Ltd.               60,000          113
  New World Development Co., Ltd.        (a)127,000          111
  Sun Hung Kai Properties Ltd.            (a)58,000          469
  Wharf Holdings Ltd.                     (a)64,000          156
----------------------------------------------------------------
                                                           1,159
================================================================
JAPAN (21.3%)
  Daibiru Corp.                               3,000           16
  Japan Real Estate Investment Corp.              6           23
  Mitsubishi Estate Co., Ltd.             (a)32,000          233
  Mitsui Fudosan Co., Ltd.                   22,000          167
  Office Building Fund of Japan, Inc.             7           26
  Sumitomo Realty & Development Co.,
    Ltd.                                     11,000           50
  Tokyu Land Corp.                            4,000            5
----------------------------------------------------------------
                                                             520
================================================================
SINGAPORE (8.2%)
  CapitaLand Ltd.                            64,500           65
  City Developments Ltd.                     28,000           92
  Keppel Land Ltd.                           18,000           17
  United Overseas Land Ltd.                  28,000           25
----------------------------------------------------------------
                                                             199
================================================================
  TOTAL COMMON STOCKS (COST $2,287)                        2,404
================================================================
  TOTAL FOREIGN SECURITIES (98.5%) (COST $2,287)           2,404
================================================================

                                                            FACE
                                                          AMOUNT           VALUE
                                                           (000)           (000)
================================================================================
SHORT-TERM INVESTMENT (0.9%)
REPURCHASE AGREEMENT (0.9%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02 (COST $21)                $       (f)21          $   21
--------------------------------------------------------------------------------
FOREIGN CURRENCY (1.1%)
  Australian Dollar                            AUD             4               2
  Hong Kong Dollar                             HKD           134              17
  Japanese Yen                                 JPY           593               5
  Singapore Dollar                             SGD             5               3
================================================================================
  TOTAL FOREIGN CURRENCY (COST $27)                                           27
================================================================================
TOTAL INVESTMENTS (100.5%) (COST $2,335)                                   2,452
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Cash                                             $           1
  Due from Investment Advisor                                  2
  Dividends Receivable                                         5               8
================================================================================
LIABILITIES (-0.8%)
  Custodian Fees Payable                                      (3)
  Administrative Fees Payable                                 (1)
  Other Liabilities                                          (15)            (19)
================================================================================
NET ASSETS (100%)                                                         $2,441
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                           $4,696
Accumulated Net Investment Loss                                              (33)
Accumulated Net Realized Loss                                             (2,339)
Unrealized Appreciation on Investments and
  Foreign Currency Translations                                              117
--------------------------------------------------------------------------------
NET ASSETS                                                                $2,441
================================================================================
CLASS A:
NET ASSETS                                                                $2,020
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 306,183 outstanding $0.001 par value                      $ 6.60
    shares (authorized 500,000,000 shares)
================================================================================
CLASS B:
NET ASSETS                                                                $  421
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 63,429 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                $ 6.64
================================================================================

(a) Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

        SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
             CLASSIFICATION -- DECEMBER 31, 2001

                                              PERCENT
                                VALUE         OF NET
INDUSTRY                        (000)         ASSETS
--------------------------------------------------------
Diversified Financials         U.S.$  156          6.4%
Hotels Restaurants & Leisure           26          1.1
Real Estate                         2,222         91.0
-------------------------------------------------------
                               U.S.$2,404         98.5%
=======================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

EMERGING MARKETS PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)

South Korea               20.0%
Taiwan                    13.4
Mexico                    11.7
South Africa               9.9
Brazil                     9.7
Russia                     6.9
India                      6.6
China/Hong Kong            5.6
Israel                     3.8
Malaysia                   3.4
Other                      9.0

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

            Emerging Markets     MSCI Emerging     MSCI Emerging
                Portfolio-          Markets            Markets
                 Class A         Free Index(1)     Free Gross Index(2)
            ----------------     -------------     --------------------
10/31/92    $500,000             $500,000          $500,000
12/31/92    --------             --------          --------
1993        --------             --------          --------
1994        --------             --------          --------
1995        --------             --------          --------
1996        --------             --------          --------
1997        --------             --------          --------
1998        --------             --------          --------
1999        --------             --------          --------
2000        $770,430             $670,810          --------
2001        $736,377             $653,235          $654,912

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX (1) AND THE MSC EMERGING MARKETS FREE GROSS INDEX (2)

                                                      TOTAL RETURNS(2)
                                             --------------------------------
                                                         AVERAGE      AVERAGE
                                                          ANNUAL       ANNUAL
                                               ONE          FIVE        SINCE
                                               YEAR        YEARS    INCEPTION
-----------------------------------------------------------------------------
Portfolio - Class A(4)                       -4.42%        -2.66%       4.26%
Portfolio - Class B(5)                       -4.71         -2.91       -0.69
MSCI Emerging Markets Free Index -
  Class A                                    -2.62         -5.84        2.89
MSCI Emerging Markets Free Index -
  Class B                                    -2.62         -5.84       -4.07
MSCI Emerging Markets Free Gross Index -
  Class A                                    -2.37         -5.74        2.95
MSCI Emerging Markets Free Gross Index -
  Class B                                    -2.37         -5.74       -3.99

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

(2) The MSCI Emerging Markets Free Gross Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. Dividends are assumed to be reinvested after deduction of withholding taxes applying rates available through double taxation treaties.

(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4) Commenced operations on September 25,1992

(5) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctua-tions and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return based on net asset value per share of -4.42% for the Class A shares and -4.71% for the Class B shares compared with -2.62% for the Morgan Stanley Capital Interna-tional (MSCI) Emerging Markets Free Net Index and -2.37% for the MSCI Emerging Markets Free Gross Index.

MARKET REVIEW

For the 12 months ending December 2001, the Emerging Markets Portfolio underperformed the benchmark due to stock selection in Brazil, South Korea and Israel. Stock selection in Taiwan, Mexico, India, South Africa and Russia were positive contributors. On a country allocation basis our over-weight position in Israel (-31.4% for the 12 months ending December) coupled with our underweight stance in Taiwan (+10.0%) and Malaysia (+4.6%) reduced positive contributions from country allocations in South Korea (+48.0%), Greece (-16.8%), Russia (+55.5%), Argentina (-19.7%) and Mexico (+18.4%).

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other Emerging Markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. Emerging Markets rebounded during the second quarter of 2001 led by strong country gains in Russia (+27.2%), Mexico (+20.5%) and South Korea (+15.7%). Several U.S. interest rate cuts coupled with positive economic data from Russia and M&A activity in Mexico fueled gains within Emerging Markets. In the third quarter of 2001, Emerging Market equities fell sharply along with global equity markets in the aftermath of the September 11 attacks in the U.S., driven by heightened risk aversion and a deteriorating economic outlook. During September, the Emerging Markets fell 15.5% and ended the third quarter down 21.7%. Earlier in the third quarter, markets were led lower due to default fears in Argentina and downward revisions in corporate earnings, particularly in telecommunication and technology stocks. In the fourth quarter of 2001 equities rebounded from the sharp downturn that followed the events of September 11. Emerging Market equities hit a low on September 21, 2001 and since then they have rallied 29.6% through the end of the year. Fueled by encouraging U.S. economic data, market sentiment improved as expectations grew for a U.S.-led global economic recovery in 2002.

In terms of portfolio positioning, during the first half of 2001, we exited Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. In Asia, we added to our overweight in China given its low dependence to exports and relatively strong domestic economy. In Emerging Europe, Middle East and Africa, we sold out of Greece subsequent to its exit from the Emerging Markets Free Index. Additionally, we moved from an overweight to neutral position in Israel locking in gains in some of our technology names in April and given the continued Mid East conflict. Prior to September 11, our concern over the near-term global environment resulted in a Portfolio consisting of growth-ori-ented stocks we believe to be of high quality complemented by stocks offering a relatively stable earnings outlook. As a result, during the third quarter, the Portfolio did not experience any significant changes. However, following the September sell-off in the market, we took the opportunity to add a small amount to quality growth stocks which are likely to be long-term winners. Overall no major country allocation changes were made during the fourth quarter. However our decision, following MSCI changes, to maintain the Portfolio's absolute weights in Mexico, Malaysia and Chile led to increases in their relative weights within the Portfolio. On a sector basis, in South Africa where the local currency depreciated 24.9% in the fourth quarter, we shifted from domestic oriented companies such as banks in favor of export-oriented commodity stocks that are expected to benefit from a weak currency.

MARKET OUTLOOK

While we remain positive in the intermediate and long-term, we believe a trading range environment is likely near-term given our expectations that the pace of the recent rally will slow and potentially reverse in order to be in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term posture given our view that strong liquidity, cheap valuations and corporate restructuring should continue to support select Emerging Market countries. We believe the cyclical bottom is forming in the U.S. and as a result maintain our global view that the turnaround in growth (and thus Emerging Markets) has begun to point to an (anemic) recovery.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND INC.
EMERGING MARKET PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                 VALUE
                                                      SHARES      (000)
============================================================================
COMMON STOCKS (100.1%)
BRAZIL (9.7%)
  Banco Bradesco (Preferred)                     285,964,035     $     1,547
  Banco Bradesco S.A. ADR                          (c)58,360           1,500
  Banco Itau (Preferred)                       (a)67,519,000           5,142
  Banco Nacional S.A. (Preferred)          (a)(d)295,998,880             @--
  Brasil Telecom Participacoes
    (Preferred)                                  465,965,110           3,672
  Brasil Telecom Participacoes S.A.                (c)68,030           2,822
  Brazil Telecom S.A. (Preferred)             (a)200,018,557           1,142
  Celular CRT (Preferred)                      (a)20,912,094           4,515
  CEMIG (Preferred)                           (c)207,063,766           2,957
  CEMIG ADR (Preferred)                              120,940           1,752
  CIA Vale do Rio Doce, Class A
    (Preferred)                                (a)(c)170,998           3,973
  Companhia de Bebidas das
    Americas                                    (c)5,751,000           1,185
  Companhia de Bebidas das
    Americas ADR                                  (a)264,800           5,373
  CVRD ADR (Preferred)                            (a)234,869           5,545
  Eletrobras                                   (a)43,459,000             626
  Eletrobras, Class B (Preferred)              (a)98,088,000           1,324
  Eletrobras, Class B ADR (Preferred)                  3,800              26
  Embratel Participacoes (Preferred)             233,217,000             999
  Empresa Brasileira de Aeronautica
    S.A. ADR                                       (c)75,927           1,680
  Lojas Arapua (Preferred)              (a)(d)(e)119,019,000             @--
  Lojas Arapua S.A. GDR (Preferred)         (a)(d)(e)120,830             @--
  Petrobras (Preferred)                              180,002           3,984
  Petrobras ADR                                (a)(c)345,960           8,061
  Petrobras ADR (Preferred)                          187,983           4,179
  Tele Celular Sul (Preferred)                (c)261,433,910             408
  Tele Celular Sul ADR                          (a)(c)70,185           1,148
  Tele Norte Leste S.A. (Preferred)         (a)(c)65,388,000           1,697
  Telemar ADR                                      (a)64,700           1,011
  Telemig Celular (Preferred)                    356,481,899             646
  Telemig Celular ADR                                 15,854             596
  Telesp Celular (Preferred)                     226,397,686             833
  Telesp Celular ADR                                  57,753             535
  Unibanco GDR (Preferred)                           114,123           2,545
  Votorantim Celulose e Papel S.A.
    ADR                                        (a)(c)130,000           2,295
----------------------------------------------------------------------------
                                                                      73,718
============================================================================
CHILE (0.4%)
  CIA de Telecomunicaciones de
    Chile ADR                                  (a)(c)194,390           2,616
  Enersis ADR                                      (c)50,750             675
----------------------------------------------------------------------------
                                                                       3,291
============================================================================
CHINA/HONG KONG (5.6%)
  Aluminum Corp. of China Ltd.                 (a)11,163,000           1,947
  Beijing Capital International
    Airport Co., Ltd.                           (a)5,091,000           1,201
  Beijing Datang Power Gen. Co., Ltd.              4,236,000           1,358
  China Merchants Holdings
    International Co., Ltd.                  (a)(c)2,109,000     $     1,352
  China Mobile (Hong Kong) Ltd.              (a)(c)6,375,000          22,439
  China Petroleum & Chemical Corp.             (a)10,032,000           1,376
  Citic Pacific Ltd.                         (a)(c)1,373,000           3,055
  CNOOC Ltd.                                 (a)(c)4,023,000           3,792
  Denway Motors Ltd.                         (a)(c)5,348,500           1,663
  Huaneng Power International, Inc.,
    Class H                                  (a)(c)2,414,000           1,455
  Legend Holdings Ltd.                         (a)(c)878,000             448
  PetroChina Co., Ltd                           (a)7,650,000           1,354
  Travelsky Technology Ltd.                     (a)2,128,000           1,637
----------------------------------------------------------------------------
                                                                      43,077
============================================================================
CZECH REPUBLIC (0.1%)
  Cesky Telecom AS                                 (a)76,240             777
----------------------------------------------------------------------------
HUNGARY (1.9%)
  Gedeon Richter Rt.                                  51,086           2,802
  Gedeon Richter Rt. GDR
    (Registered)                                      27,307           1,488
  Matav Rt.                                          306,634           1,012
  Matav Rt. ADR                                      110,192           1,872
  MOL Magyar Olaj-es Gazipari Rt.                     98,528           1,785
  MOL Magyar Olaj-es Gazipari
    Rt. GDR (Registered)                            (c)3,820              69
  OTP Bank                                          a)31,250           1,853
  OTP Bank Rt.                                        60,176           3,619
----------------------------------------------------------------------------
                                                                      14,500
============================================================================
India (6.6%)
  Apollo Tyres Ltd.                                       50             @--
  Bharat Heavy Electricals                           528,871           1,542
  Bharat Petroleum Corp. Ltd.                        278,148           1,090
  BSES Ltd.                                          124,500             512
  BSES Ltd. GDR                                       25,000             372
  Cipla Ltd.                                          55,175           1,303
  Colgate-Palmolive (India) Ltd.                     284,590             984
  Container Corp. of India Ltd.                      786,550           2,398
  Dabur India Ltd.                                (a)573,070             807
  DCM Shriram Industries Ltd.                     (d)340,546             @--
  DMC Shriram Industries Ltd.                     (d)335,744             @--
  DR Reddy's Laboratories Ltd.                       111,000           2,126
  Gujarat Ambuja Cements Ltd.                        450,939           1,776
  HDFC Bank Ltd.                                     152,454             710
  HDFC Bank Ltd. ADR                           (a)(c)101,400           1,475
  Hero Honda Motors Ltd.                             637,798           3,316
  Hindustan Lever Ltd.                             1,072,760           4,976
  Hindustan Petroleum Corp.                          342,568             992
  Housing Development Finance
    Corp. Ltd.                                            70               1
  Housing Development Finance
    Corp. Ltd.                                       200,580           2,758
  India-Info.com Private Co., Ltd.                (d)393,611              92
  Infosys Technologies Ltd.                           44,880           3,791
  ITC Ltd.                                            53,389             749

    The accompanying notes are an integral part of the financial statements.

                                       28

                                                                       VALUE
                                                      SHARES            (000)
============================================================================
  ITC Ltd. GDS                                        60,350     $       935
  Mahanagar Telephone Nigam Ltd.
    ADR                                           (a)965,750           3,083
  Morgan Stanley India Growth Fund             (g)25,663,200           4,684
  Ranbaxy Laboratories Ltd.                           59,003             845
  Reliance Industries Ltd.                           241,300           1,527
  Saurashtra Cement & Chemicals
    Ltd.                                          (d)700,000             @--
  State Bank of India GDR                              5,300              44
  State Bank of India Ltd.                           883,600           3,369
  Strides Arcolab Ltd.                               105,000             139
  Sudarshan Chemical Industries Ltd.                (d)1,100             @--
  Tata Iron & Steel Co. Ltd.                         530,000             958
  Tata Power Co., Ltd.                               267,229             663
  Wipro Ltd.                                       (c)21,500             715
  Wipro Ltd.                                       (a)25,000             915
  Zee Telefilms Ltd.                                 320,500             742
----------------------------------------------------------------------------
                                                                      50,389
============================================================================
INDONESIA (1.4%)
  Astra International Tbk PT                   (a)12,081,500           2,265
  Hanjaya Mandala Sampoerna
    Tbk PT                                     (a)14,162,000           4,358
  Telekomunikasi Tbk PT                        (a)12,099,000           3,723
----------------------------------------------------------------------------
                                                                      10,346
============================================================================
ISRAEL (3.8%)
  Alvarion Ltd.                                      184,234             680
  Check Point Software
    Technologies Ltd.                              (a)53,762           2,145
  ECI Telecommunications Ltd.                     (a)734,912           3,946
  Elbit Systems Ltd.                                  33,280             625
  RADVision Ltd.                                  (a)202,000           1,533
  RADWARE Ltd.                                    (a)123,431           1,603
  Teva Pharmaceutical Industries Ltd.                 45,160           2,773
  Teva Pharmaceutical Industries Ltd.
    ADR                                              186,683          11,505
  TTI Team Telecom International Ltd.             (c)167,450           4,190
----------------------------------------------------------------------------
                                                                      29,000
============================================================================
MALAYSIA (3.4%)
  British Amerian Tobacco
    (Malaysia) Bhd                                (a)385,000           3,748
  Digi.Com Bhd                                  (a)1,063,889           1,400
  Gamuda Bhd                                    (a)1,958,000           2,329
  IJM Corp. Bhd                                   (a)522,000             585
  Magnum Corp. Bhd                              (a)4,094,000           2,295
  Malayan Banking Bhd                           (a)1,546,500           3,378
  Malaysian Pacific Industries Bhd                (a)265,000           1,095
  Public Bank Bhd                                  3,379,300           2,223
  Resorts World Bhd                               (a)949,000           1,536
  Technology Resources
    Industries Bhd                              (a)2,931,000           2,229
  Telekom Malaysia Bhd                               985,000     $     2,670
  GDS60,350 Tenaga Nasional Bhd                   (a)767,000           2,160
----------------------------------------------------------------------------
                                                                      25,648
============================================================================
MEXICO (11.7%)
  Alfa, Class A                                 (c)1,176,599           1,324
  America Movil S.A. de C.V. ADR                  (c)729,953          14,219
  Bancomer, Class O                             (a)9,362,353           8,607
  Cemex CPO ADR                                   (c)166,711           4,118
  Cemex S.A.                                         454,979           2,291
  Femsa                                         (c)1,292,401           4,385
  Femsa ADR                                          103,316           3,570
  Grupo Aeroportuario de Sureste
    S.A. de C.V.                                  (a)533,900             811
  Grupo Aeroportuario del
    Sureste SA de CV ADR                          (a)154,300           2,376
  Grupo Carso, Class A1                        (a)(c)438,609           1,464
  Grupo Financiero Bancomer
    SA de CV                                    (a)(c)19,900             368
  Grupo Modelo S.A., Class C                      (c)239,500             539
  Grupo Sanborns S.A.                           (a)(c)72,425             130
  Kimberly-Clark, Class A                       (c)1,613,347           4,856
  Televisa CPO ADR                             (a)(c)179,200           7,738
  Telmex, Class L ADR                             (c)694,748          24,330
  Walmart de Mexico ADR                            (a)77,822           2,122
  Walmart de Mexico, Class C                 (a)(c)1,925,811           4,531
  Walmart de Mexico, Class V                      (a)681,144           1,864
----------------------------------------------------------------------------
                                                                      89,643
============================================================================
POLAND (1.6%)
  Alliance Cellulose Ltd.                         (d)592,359             @--
  Bank Polska Kasa Opieki
    Grupa Pekao SA                                (a)176,222           3,553
  Eastbridge NV                                    (d)33,400           2,246
  KGHM Polska Miedz SA                               222,340             730
  Polski Koncern Naftowy Orlen SA                    384,991           1,846
  Telekomunikacja Polska GDR                      (a)950,945           3,328
  Telekomunikacja Polska SA                        (a)35,736             126
----------------------------------------------------------------------------
                                                                      11,829
============================================================================
RUSSIA (6.8%)
  Gazprom ADR                                         34,870             347
  Lukoil Holding ADR                               (c)93,528           4,582
  Mobile Telesystems                               (c)54,810           1,955
  Mustcom Ltd.                                 (d)66,270,018           9,364
  OAO Gazprom ADR                                     26,500             264
  Storyfirst Communications, Inc.
    Class C                                        (a)(d)990             286
  Storyfirst Communications, Inc.
    Class D                                      (a)(d)2,640             764
  Storyfirst Communications, Inc.,
    Class E                                      (a)(d)3,250             940
  Storyfirst Communications, Inc.,
    Class F                                      (a)(d)1,331             770
  Surgutneftegaz                                  (a)121,190           2,424

    The accompanying notes are an integral part of the financial statements.

                                       29

                                                                       VALUE
                                                      SHARES            (000)
============================================================================
  Surgutneftegaz ADR                           (a)(c)727,209     $    11,374
  Unified Energy Systems                           1,115,702          17,550
  Vimpel-Communications ADR                           33,970             885
----------------------------------------------------------------------------
                                                                      51,505
============================================================================
SOUTH AFRICA (9.9%)
  Anglo American plc                               1,623,008          24,708
  Anglo American Platinum Corp.                      280,405          10,453
  AngloGold Ltd.                                   (c)59,436           2,093
  AngloGold Ltd. ADR                                  62,320           1,126
  Barlow Rand Ltd.                                   728,830           3,564
  Bidvest Group Ltd.                              (a)529,530           1,953
  FirstRand Ltd.                                     852,790             530
  Gold Fields Ltd.                                   557,480           2,675
  Harmony Gold Mining Ltd.                        (c)230,260           1,508
  Harmony Gold Mining Ltd. ADR                        23,711             154
  Impala Platinum Holdings Ltd.                    (c)95,450           4,479
  Liberty Life Association of
    Africa Ltd.                                      151,770             699
  M-Cell Ltd.                                        806,650             888
  Morgan Stanley Africa
    Investment Fund                                (g)53,021             374
  Nedcor Ltd.                                          2,501              26
  Sanlam Ltd.                                      2,720,160           2,086
  Sappi Ltd.                                      (c)206,710           2,070
  Sappi Ltd. ADR                                      39,730             407
  Sasol Ltd.                                         997,810           8,775
  South African Breweries plc                        837,927           5,574
  Standard Bank Investment Corp.,
    Ltd                                              545,380           1,420
----------------------------------------------------------------------------
                                                                      75,562
============================================================================
SOUTH KOREA (19.6%)
  Cheil Communications, Inc.                       (a)30,100           3,094
  Good Morning Securities Co., Ltd.               (a)367,390           1,611
  Hana Bank                                       (a)115,856           1,491
  Humax Co., Ltd.                                 (a)289,501           6,998
  Hyundai Mobis                                   (a)511,020           7,353
  Hyundai Motor Co., Ltd.                         (a)279,010           5,714
  Kookmin Bank                                    (a)311,768          11,820
  Kookmin Credit Card Co., Ltd                        84,660           3,223
  Korea Electric Power Corp.                      (a)157,530           2,602
  Korea Electric Power Corp. ADR                (a)(c)86,126             788
  Korea Telecom Corp. ADR                      (a)(c)221,730           4,508
  KT&G Corp. GDR                               (a)(e)221,500           1,717
  LG Electronics, Inc.                            (a)288,620           5,449
  LG Engineering & Construction Ltd.              (a)514,070           5,518
  LG Household & Health Care Ltd.                  (a)74,330           1,635
  LG Investment & Securities
    Co., Ltd.                                     (a)200,130           2,270
  Pohang Iron & Steel Co., Ltd.                    (a)83,093           7,718
  Samsung Electro-Mechanics Co.                      149,249           4,977
  Samsung Electronics Co., Ltd.                   (a)180,113     $    38,258
  Samsung Securities Co., Ltd.                     (a)78,560           2,862
  Shinhan Financial Group Co., Ltd.               (a)580,930           7,761
  Shinsegae Co., Ltd.                              (a)11,470           1,214
  SK Telecom Co., Ltd.                                85,280          17,400
  SK Telecom Co., Ltd. ADR                      (a)(c)55,400           1,198
  Tongyang Confectionery Co.                       (a)55,380           1,417
  Yuhan Corp.                                      (a)16,170             769
----------------------------------------------------------------------------
                                                                     149,365
============================================================================
TAIWAN (13.4%)
  Accton Technology Corp.                       (a)1,701,000           4,376
  Advanced Semiconductor
    Engineering, Inc.                           (a)1,108,000           1,029
  Ambit Microsystems Corp.                           675,050           3,107
  Asustek Computer, Inc.                             899,786           3,935
  Au Optronics Corp                             (a)2,057,000           2,199
  Bank Sinopac                                  (a)6,123,900           2,556
  China Steel Corp.                                2,764,630           1,079
  Chinatrust Commercial Bank                      10,743,407           6,449
  Formosa Chemical & Fibre Corp.                   4,508,600           3,028
  Fubon Financial Holdings                      (a)3,615,855           3,142
  Hon Hai Precision Industry                       1,606,121           7,345
  President Chain Store Corp.                        900,735           1,905
  Quanta Computer, Inc.                            1,092,000           3,558
  Siliconware Precision Industries Co.          (a)3,309,380           2,923
  Sunplus Technology Co., Ltd.                       535,900           1,654
  Taipei Bank                                      2,298,000           1,721
  Taiwan Cellular Corp.                         (a)2,752,816           3,682
  Taiwan Semiconductor
    Manufacturing Co.                          (a)12,863,499          32,173
  United Micro Electronics Corp., Ltd.         (a)11,021,510          16,067
----------------------------------------------------------------------------
                                                                     101,928
============================================================================
THAILAND (1.4%)
  Advanced Info Sevice PCL (Foreign)               2,713,800           2,500
  Delta Electronics (Foreign) PCL               (d)4,765,640           3,017
  PTT Exploration & Production PCL                   701,000           1,775
  Shin Corp. PCL                                (a)7,002,000           2,469
  Siam Cement PCL (The)                           (a)108,800           1,141
----------------------------------------------------------------------------
                                                                      10,902
============================================================================
TURKEY (2.8%)
  Akbank T.                                      648,744,200           2,058
  Aksigorta AS                                   226,421,000           1,874
  Arcelik                                         59,774,000             629
  Garanti Bankasi AS                          (a)482,932,000             883
  Haci Omer Sabanci Holding A.S.              (a)409,488,000           2,231
  Koc Holding A.S.                                21,502,000             563
  Netas Telekomunik                               37,370,588           1,321
  Tupras-Turkiye Petrol Rafinerileri AS          160,466,500           1,356
  Turkcell Iletisim Hizmetleri AS          (a)(c)300,678,434           2,592
  Turkcell Iletisim Hizmetleri AS                  (a)13,744             282
  Turkiye Is Bankasi, Class C                 (a)212,053,000           1,185

    The accompanying notes are an integral part of the financial statements.

                                       30

                                                                       VALUE
                                                      SHARES            (000)
============================================================================
  Vestel Elektronik Sanayi Ve Ticaret
    AS                                        (a)610,694,235     $     1,558
  Yapi Ve Kredi  Bankasi                    (a)1,494,732,874            4587
  Yapi Ve Kredi Bankasi AS GDR                    (a)107,530             329
----------------------------------------------------------------------------
                                                                      21,448
============================================================================
  TOTAL COMMON STOCKS (COST $879,102)                                762,928
============================================================================
PREFERRED STOCKS (0.4%)
SOUTH KOREA (0.4%)
  Samsung Electronics Co., Ltd.
    (COST $4,103)                                  (a)31,610           2,731
----------------------------------------------------------------------------

                                                       NO.OF
                                                       UNITS
============================================================================
UNITS (0.1%)
RUSSIA (0.1%)
  Storyfirst Communications First
    Section, Tranche I,
    25.00% (Convertable)                         (a)(d)1,637             474
  Storyfirst Communications
    Second Section, Tranche I,
    25.00% (Convertable)                            (a)(d)96              28
  Storyfirst Communications
    Tranche II,
    26.00% (Convertable)                           (a)(d)421             122
  Storyfirst Communications
    Tranche IV,
    28.00% (Convertable)                           (a)(d)562             163
  Storyfirst Communications
    Tranche V,
    29.00% (Convertable)                           (a)(d)654             189
  Storyfirst Communications
    Tranche VI,
    30.00% (Convertable)                           (a)(d)550             159
----------------------------------------------------------------------------
  TOTAL UNITS (COST $4,675)                                            1,135
============================================================================
  TOTAL FOREIGN SECURITIES (100.6%) (COST $887,880)                  766,794
============================================================================

                                                        FACE
                                                      AMOUNT           VALUE
                                                       (000)           (000)
============================================================================
SHORT-TERM INVESTMENTS (15.3%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED
SECURITIES (15.3%)
  AIM S.T Investment Co.                   $           5,000     $     5,000
  American Select Cash Reserve
    Fund                                               5,000           5,000
  Bank One, N.A.                                       8,000           8,000
  Barclays Bank plc                                    6,999           6,999
  Evergreen Select Money Market
    Fund                                               5,000           5,000
  Federated Prime Value Fund                           5,000           5,000
  Goldman Sachs Financial Square
  Money Market Fund                                    5,000           5,000
  Janus Institutional Money Market
    Fund                                               5,000           5,000
  Lehman Brothers, Inc., 1.89%,
    1/2/02, (Repurchase Agreement)                    61,892          61,892
  Merrill Lynch Premier Institutional
    Fund                                               5,000           5,000
  Merrimac Cash Series Fund                            5,000           5,000
----------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $116,891)                       116,891
============================================================================
FOREIGN CURRENCY (0.3%)
  Argentine Peso                      ARP                 10              10
  Brazilian Real                      BRL                270             117
  British Pound                       GBP                156             227
  Euro                                EUR                131             116
  Hungarian Forint                    HUF                917               3
  Indian Rupee                        INR             16,319             338
  Mexican Peso                        MXN                534              59
  New Taiwan Dollar                   TWD             27,069             774
  South Korean Won                    KRW                 84             @--
  Turkish Lira                        TRL        895,504,683             618
----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $2,262)                                 2,262
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       31


                                                                       VALUE
                                                                       (000)
============================================================================
TOTAL INVESTMENTS (116.2%) (COST $1,007,033)                       $ 885,947
============================================================================
OTHER ASSETS (1.5%)
  Receivable for Investments Sold                $     8,379
  Dividends Receivable                                 1,269
Receivable for Portfolio Shares Sold                   1,212
  Foreign Withholding Tax Reclaim Receivable             360
Interest Receivable                                       31
  Other                                                   57          11,308
============================================================================
LIABILITIES (-17.7%)
  Collateral on Securities Loaned                   (116,891)
  Payable for Portfolio Shares Redeemed               (6,554)
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts                       (3,964)
  Investment Advisory Fees Payable                    (2,388)
  Payable for Investments Purchased                   (1,592)
  Bank Overdraft Payable                              (2,338)
  Custodian Fees Payable                                (345)
  Administrative Fees Payable                           (231)
  Directors' Fees and Expenses Payable                  (151)
  Distribution Fees, Class B                              (9)
  Deferred Country Taxes                                  (7)
  Other Liabilities                                     (271)       (134,741)
============================================================================
NET ASSETS (100%)                                                 $  762,514
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $1,232,403
Accumulated Net Investment Loss                                         (387)
Accumulated Net Realized Loss                                       (344,478)
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                     (125,024)
----------------------------------------------------------------------------
NET ASSETS                                                        $  762,514
============================================================================
CLASS A:
NET ASSETS                                                        $ 748,058
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 69,204,545 outstanding $0.001 par
    value shares (authorized 500,000,000 shares                   $    10.81
CLASS B:
NET ASSETS                                                        $   14,456
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,346,961 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                        $    10.73
============================================================================

(a)--Non-income producing security
(c)--All or a portion of security on loan at December 31, 2001
     --See note A-9 to financial statements
(d)--Securities were valued at fair value - See Note A-1 to financial statements.
(e)--144A security - certain conditions for public sale may exist
(g)-- The fund is advised by an affiliate.
 @-- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares
PCL -- Public Company Limited

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                    IN                         NET
     TO                                      EXCHANGE                UNREALIZED
    DELIVER         VALUE     SETTLEMENT       FOR         VALUE      GAIN/(LOSS)
     (000)          (000)       DATE          (000)        (000)          (000)
----------------------------------------- -------------------------  -----------
HUF      332,724   $  1,213    1/2/02     U.S.$   1,219   $  1,219     $      6
THB        4,206         95    1/2/02     U.S.$      95         95          @--
ZAR       17,814      1,485    1/2/02     U.S.$   1,437      1,436          (49)
ZAR        2,585        216    1/2/02     U.S.$     217        217            1
ZAR        2,585        216    1/2/02     U.S.$     217        217            1
HKD        2,513        322    1/3/02     U.S.$     322        322          @--
THB        2,786         63    1/3/02     U.S.$      63         63          @--
BRL          681        294    1/4/02     U.S.$     293        293           (1)
THB        4,091         92    1/4/02     U.S.$      92         92          @--
EUR      243,588     26,589    1/18/02    U.S.$  24,136     24,136       (2,453)
MXN      194,114     21,189    1/18/02    U.S.$  19,144     19,144       (2,045)
U.S.$     22,098     22,098    1/18/02    MXN   207,721     22,674          576
U.S.$         60         60    1/2/02     INR     2,905         60          @--
                   --------                               --------     ---------
                   $ 73,932                               $ 69,968     $ (3,964)
                   ========                               ========     =========

ZAR -- South African Rand
THB -- Thailand Baht
HKD -- Hong Kong Dollar

    The accompanying notes are an integral part of the financial statements.

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                           CLASSIFICATION-- DECEMBER 31, 2001

                                                                     PERCENT
                                                   VALUE              OF NET
INDUSTRY                                           (000)              ASSETS
----------------------------------------------------------------------------
Aerospace & Defense                            U.S.$  2,305             0.3%
Airlines                                              1,201             0.2
Auto Components                                       7,353             1.0
Automobiles                                          12,958             1.7
Banks                                                84,415            11.0
Beverages                                            20,624             2.7
Chemicals                                             1,527             0.2
Communications Equipment                             10,324             1.3
Computers & Peripherals                              11,047             1.4
Computers (Software & Services)                       2,145             0.3
Construction & Engineering                            8,433             1.1
Construction Materials                                9,326             1.2
Diversified Financials                               22,052             2.9
Diversified Telecommunication Services               70,982             9.3
Electric Utilities                                   34,820             4.6
Electrical Equipment                                  1,542             0.2
Electronic Equipment & Instruments                   17,538             2.3
Food & Drug Retailing                                 1,905             0.2
Food Products                                         1,417             0.2
Hotels Restaurants & Leisure                          3,831             0.5
Household Durables                                   14,634             1.9
Household Products                                    7,595             1.0
IT Consulting & Services                              5,421             0.7
Industrial Conglomerates                             12,711             1.7
Insurance                                             4,659             0.6
Internet Software & Services                          3,228             0.4
Media                                                15,470             2.0
Metals & Mining                                      69,146             9.1
Multiline Retail                                     12,107             1.6
Oil & Gas                                            59,423             7.8
Paper & Forest Products                               9,627             1.3
Pharmaceuticals                                      24,557             3.2
Road & Rail                                           2,398             0.3
Semiconductor Equipment & Products                   95,930            12.6
Software                                              5,827             0.8
Textiles & Apparel                                    3,029             0.4
Tobacco                                              11,508             1.5
Transportation Infrastructure                         3,187             0.4
Wireless Telecommunication Services                  80,592            10.7
----------------------------------------------------------------------------
                                               U.S.$766,794           100.6%
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

EUROPEAN REAL ESTATE PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

United Kingdom             39.5%
France                     21.1
Spain                      10.8
Netherlands                14.2
Sweden                      3.7
Ireland                     2.7
Germany                     1.7
Italy                       1.6
Finland                     1.6
Switzerland                 1.5
Other                       1.6

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

              European Real         European Real             GPR General
            Estate Portfolio-     Estate Portfolio-      Real Estate Securities
                 Class A               Class B              Index - Europe(1)
            -----------------     ------------------     ----------------------
1997        $500,000              $100,000               $500,000
1998        --------              --------               --------
1999        --------              --------               --------
2000        $559,901              $111,138               $562,263
2001        $515,949              $102,158               $533,306


** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The GPR General Real Estate Securities Index - Europe value at December 31, 2001 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2001 would be $106,661.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX -EUROPE (1)

                                           TOTAL RETURNS(2)
                                         ------------------------
                                                          AVERAGE
                                                           ANNUAL
                                          ONE               SINCE
                                         YEAR           INCEPTION
-----------------------------------------------------------------
Portfolio - Class A(3)                 -7.85%               0.74%
Portfolio - Class B(3)                 -8.08                0.50
Index                                  -5.15                1.50

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on October 1, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2001, the Portfolio had a total return of -7.85% for the Class A shares and -8.08% for the Class B shares compared to -5.15% for the GPR General Real Estate Securities Index - Europe (the "Index").

MARKET REVIEW

European real estate market fundamentals are deteriorating as a result of the economic slowdown. Demand has dropped just as new space is being completed, and this has caused vacancy rates in European office markets to rise. European office rents grew in the first half of the year, but some markets faced downward rental pressure in the second half as supply of available space is increasing as a result of development completions and space being returned to the market. We expect office rents to fall modestly in 2002, but values should prove to be more robust, in our opinion, as low interest rates and a positive yield gap between property and bond yields should support capital values. In this environment, we favor the European retail markets given its defensive characteristics, and we expect modest value increases in this sector during 2002.

For the year, country overweights in Spain and Finland, and country underweights in Germany and the U.K. had a positive impact on the relative performance versus the Index. A country underweight in Belgium and country overweights in Sweden and The Netherlands had a negative impact on performance. Stock selection in Spain and Sweden added to returns during the year, while stock selection in the U.K. and Italy negatively affected performance.

MARKET OUTLOOK

The European listed real estate sector remains in good shape, as falls in rental levels should not affect the companies' rental income given the reversionary potential, the positive difference between market rents and current contract rents that is still present in the majority of property portfolios. In addition, the public market appears to have already factored in most of the downside risk in the underlying property markets, with the sector already trading at substantial discounts. If this continues, or if discounts were to widen even further, we expect corporate activity in the sector to pick up again, which could be a powerful catalyst for absolute sector performance.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EUROPEAN REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                       VALUE
                                                      SHARES            (000)
============================================================================
COMMON STOCKS (99.8%)
FINLAND (1.6%)
  Sponda Oyj                                          60,440       $     252
----------------------------------------------------------------------------
FRANCE (21.1%)
  Gecina                                               5,640             460
  Klepierre                                            2,958             283
  Silic                                                  890             125
  Simco (RFD)                                          8,000             553
  Societe Fonciere Lyonnaise                       (a)19,904             474
  Sophia                                              14,690             395
  Unibail                                             19,386             986
----------------------------------------------------------------------------
                                                                       3,276
============================================================================
GERMANY (1.7%)
  IVG Holding AG                                      28,021             269
----------------------------------------------------------------------------
IRELAND (2.7%)
  Green Property plc                                  73,400             412
----------------------------------------------------------------------------
ITALY (1.6%)
  Beni Stabili S.p.A.                                411,000             195
  Bonaparte S.p.A.                                    61,100              45
----------------------------------------------------------------------------
                                                                         240
============================================================================
NETHERLANDS (14.2%)
  Corio N.V.                                          22,908             509
  Haslemere N.V.                                       7,370             308
  Rodamco Continental Europe N.V.                     22,600             799
  Eurocommercial Properties N.V.                      12,000             186
  Uni-Invest N.V.                                     14,026             133
  Vastned Offices/Industrial N.V.                      4,200              95
  Wereldhave N.V.                                   (a)3,600             168
----------------------------------------------------------------------------
                                                                       2,198
============================================================================
NORWAY (1.4%)
  Steen & Strom ASA                                   20,500             217
----------------------------------------------------------------------------
SPAIN (10.8%)
  Inmobiliaria Colonial S.A.                          52,340             546
  Inmobiliaria Metropolitana Vasco Central            40,858             565
  Inmobiliaria Urbis S.A.                              3,900              16
  Vallehermoso                                        87,230             544
----------------------------------------------------------------------------
                                                                       1,671
============================================================================
SWEDEN (3.7%)
  Castellum AB                                         6,605              68
  Drott AB, Class B                                    7,830              81
  Hufvudstaden International AB                    (a)20,900              53
  JM AB                                               10,920             230
  Pandox AB                                        (a)19,870             143
----------------------------------------------------------------------------
                                                                         575
============================================================================
SWITZERLAND (1.5%)
  PSP Swiss Property AG                                2,600             238
----------------------------------------------------------------------------
UNITED KINGDOM (39.5%)
  Benchmark Group plc                                 41,200             148
  British Land Co. plc                               124,815             849
  Brixton Estate plc                                  51,600             162
  Canary Wharf Group plc                             159,200           1,033
  Chelsfield plc                                     100,603       $     392
  Derwent Valley Holdings plc                         27,400             262
  Grantchester Holdings plc                           55,400             147
  Great Portland Estates plc                          20,482              73
  Hammerson plc                                       72,680             469
  Land Securities plc                                123,755           1,412
  Liberty International plc                           30,007             213
  Marylebone Warwick Balfour Group plc             (a)70,500              90
  Minerva plc                                        118,400             410
  Pillar Property plc                                 16,100              85
  Slough Estates plc                                  79,640             384
----------------------------------------------------------------------------
                                                                       6,129
============================================================================
  TOTAL COMMON STOCKS (COST $16,921)                                  15,477
============================================================================
  TOTAL FOREIGN SECURITIES (99.8%) (COST $16,921)                     15,477
============================================================================

                                                      NO. OF
                                                    WARRANTS
============================================================================
WARRANTS (0.0%)
FRANCE (0.0%)
  Societe Fonciere Lyonnaise, expiring
    7/30/02 (COST $0)                               (a)6,800             @--
----------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
============================================================================
SHORT-TERM INVESTMENT (2.4%)
REPURCHASE AGREEMENT (2.4%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02 (COST $381)              $   (f)381             381
----------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
  British Pound (COST $27)                   GBP          18              27
----------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%) (COST $17,329)                             15,885
============================================================================
OTHER ASSETS (0.9%)
  Dividends Receivable                            $       96
  Receivable for Investments Sold                         29
  Foreign Withholding Tax Reclaim Receivable              16             141
============================================================================
LIABILITIES (-3.3%)
  Payable for Portfolio Shares Redeemed                 (447)
  Investment Advisory Fees Payable                       (32)
  Administrative Fees Payable                             (7)
  Custodian Fees Payable                                  (6)
  Directors' Fees and Expenses Payable                    (2)
  Distribution Fees, Class B                              (1)
  Other Liabilities                                      (18)           (513)
============================================================================
NET ASSETS (100%)                                                  $  15,513
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       36

                                                                       VALUE
                                                                       (000)
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $23,750
Accumulated Net Investment Loss                                          (77)
Accumulated Net Realized Loss                                         (6,692)
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                       (1,468)
----------------------------------------------------------------------------
NET ASSETS                                                           $15,513
============================================================================
CLASS A:
NET ASSETS                                                           $13,826
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,486,009 outstanding $0.001 par value
    (authorized shares 500,000,000 shares)                           $  9.30
============================================================================
CLASS B:
NET ASSETS                                                           $ 1,687
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

Applicable to 180,748 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                             $  9.33
============================================================================

(a)--Non-income producing security
(f)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@ -- Value is less than $500
RFD-- Ranked for Dividend

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION-- DECEMBER 31, 2001

                                                       PERCENT
                                  VALUE                OF NET
INDUSTRY                          (000)                ASSETS
----------------------------------------------------------------------------
Apartments                       U.S.$ 1,675               10.9%
Diversified                            8,359               53.9
Office & Industrial                    2,541               16.4
Office Buildings                       1,772               11.4
Other                                    147                0.9
Real Estate                              721                4.6
Shopping Centers                         262                1.7
----------------------------------------------------------------------------
                                 U.S.$15,477               99.8%
============================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

EUROPEAN VALUE EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

United Kingdom             39.6%
France                     12.1
Switzerland                11.7
Netherlands                 7.9
Germany                     6.4
Italy                       5.2
Spain                       3.8
Sweden                      3.2
Denmark                     1.4
Finland                     1.2
Other                       7.5

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

            European Equity
                Portfolio-       MSCI Europe
                 Class A           Index(1)
            ---------------      -----------
1993        $  500,000           $  500,000
1994          --------             --------
1995          --------             --------
1996          --------             --------
1997          --------             --------
1998          --------             --------
1999          --------             --------
2000        $1,468,073           $1,544,097
2001        $1,270,324           $1,236,822

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX (1)

                                        TOTAL RETURNS(2)
                           ------------------------------------
                                        AVERAGE        AVERAGE
                                         ANNUAL         ANNUAL
                                ONE        FIVE          SINCE
                               YEAR       YEARS      INCEPTION
---------------------------------------------------------------
Portfolio - Class A(3)     -13.47%      5.35%        11.24%
Portfolio - Class B(4)     -13.71       5.09          7.56
Index - Class A            -19.90       6.24         10.80
Index - Class B            -19.90       6.24          8.47

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on April 2, 1993
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation through investment primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. Effective May 21, 2001, the Portfolio changed its name from the European Equity Portfolio to the European Value Equity Portfolio.

For the year ended December 31, 2001, the Portfolio had a total return of -13.47% for the Class A shares and -13.71% for the Class B shares compared to -19.90% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index ").

MARKET REVIEW

2001 will be remembered as a difficult year for European equity markets. Although already facing capital losses, investors continued to believe that European economies would somehow avoid most of the global economic turbulence. However, a series of poor economic data, especially in Germany, the largest economy in the region, challenged this view and the horrific events of September 11th marked an end to that scenario. As the year drew to a close, most European markets rebounded from the lows but underperformed North American indices.

Although down on an absolute basis, the Portfolio enjoyed a strong relative performance to the Index driven by our rigorous value discipline, which translated into strong stock and sector selection. The decision to remain underweight in information technology stocks was the largest contributor to performance. Valuations remained very demanding throughout the year as earnings downgrades hit the markets. Our zero exposure to certain Index heavyweights was particularly rewarding, as was our decision not to own a France telecom stock based on valuation/balance sheet concerns. The over weight position in consumer staples was also a major contributor to performance with stock selection in this sector was very strong. Other positive factors were an overweight position in materials and successful stock selection of industrial and consumer discretionary companies. Selection was slightly weak in health care and therefore contributing negatively to performance.

MARKET OUTLOOK

Looking forward, 2002 should provide a better environment for equity investing in Europe, although valuations remain a major source of risk after the rally last quarter. Some leading indicators should start improving although the news flow from the real economy may well remain bleak. The geopolitical outlook is better now as the economic impact of fighting terrorism appear to be less severe than at first anticipated in September. Any rebound should come from companies, as consumer spending has remained strong. European companies are not in our opinion particularly indebted, and they are not bloated by the excessive accumulation of technology equipment and software that caused the downturn in the U.S., so current restructuring efforts should in our view be directly beneficial for profits. Furthermore, at the macroeconomic level, the European Central Bank has ample room to maneuver and lower rates. Inflation remains low across the eurozone while the current slowdown puts a lid on labor cost increases. We believe that at the company level, the main risk to further price increase will likely remain valuations as technology and media stock are again trading at high multiples.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EUROPEAN VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                            VALUE
                                              SHARES        (000)
=================================================================
COMMON STOCKS (93.4%)
BELGIUM (1.0%)
  Fortis                                     13,867        $  360
-----------------------------------------------------------------
DENMARK (1.4%)
  Danisco A/S                                11,624           416
  TDC A/S                                     2,382            85
-----------------------------------------------------------------
                                                              501
=================================================================
FINLAND (1.2%)
  Sampo Insurance Co., plc, Class A          30,020           236
  Stora Enso Oyj                             14,926           191
-----------------------------------------------------------------
                                                              427
=================================================================
FRANCE (12.1%)
  Assurances Generales de France (Bearer)     5,027           242
  Aventis S.A.                               17,810         1,266
  CNP Assurances                              2,419            77
  Compagnie de Saint-Gobain                   1,585           239
  Credit Agricole S.A.                        9,690           154
  Groupe Danone                            (a)4,304           526
  Neopost S.A.                               11,632           339
  Schneider Electric S.A.                     6,824           329
  TotalFinaElf S.A.                           7,530         1,077
-----------------------------------------------------------------
                                                            4,249
=================================================================
GERMANY (4.5%)
  Bayer AG                                    5,580           178
  Deutsche Post AG (Registered)           (a)38,684           535
  Deutsche Telekom AG (Registered)           21,767           376
  Muechener Rueck AG (Registered)             1,785           485
-----------------------------------------------------------------
                                                            1,574
=================================================================
ITALY (5.2%)
  ENI-Ente Nazionale Idrocarburi S.p.A.      40,047           503
  IntesaBCI S.p.A.                           98,965           248
  Snam Rete Gas S.p.A.                      132,737           351
  Telecom Italia Mobile S.p.A.               40,172           225
  Telecom Italia S.p.A.                      31,492           270
  UniCredito Italiano S.p.A.              (c)60,656           244
-----------------------------------------------------------------
                                                            1,841
=================================================================
NETHERLANDS (7.9%)
  ABN Amro Holding N.V.                      20,760           335
  Akzo Nobel N.V.                             9,340           418
  Buhrmann N.V.                              16,368           180
  CSM N.V.                                    8,723           181
  IHC Caland N.V.                             7,952           372
  ING Groep N.V.                             16,126           412
  Philips Electronics N.V.                (a)11,218           334
  Koninklijke Ahold N.V.                      5,809           169
  Kon KPN N.V.                               74,884           381
-----------------------------------------------------------------
                                                            2,782
=================================================================
NORWAY (1.2%)
  Statoil ASA                                24,617        $  169
  Telenor ASA                                59,389           256
-----------------------------------------------------------------
                                                              425
=================================================================
PORTUGAL (0.6%)
  Banco Commercial Portugues (Registered)    43,002           175
  Electricidade de Portugal S.A.          (a)15,542            33
-----------------------------------------------------------------
                                                              208
=================================================================
SPAIN (3.8%)
  Amadeus Global Travel Distribution S.A.    29,489           170
  Banco Popular Espanol                      10,315           339
  Endesa S.A.                                20,099           315
  Telefonica                                 37,739           506
-----------------------------------------------------------------
                                                            1,330
=================================================================
SWEDEN (3.2%)
  ForeningsSparbanken AB                     17,868           222
  Nordea AB                                  78,444           417
  Svenska Handelsbanken, Class A             31,858           470
-----------------------------------------------------------------
                                                            1,109
=================================================================
SWITZERLAND (11.7%)
   Cie Financiere Richemont AG, Class A      11,243           209
   Converium Holding AG                       1,995            97
   Holcim Ltd. (Bearer)                       1,556           336
   Nestle S.A. (Registered)                   4,929         1,053
   Novartis AG (Registered)                  17,375           629
   Roche Holding AG                           2,316           166
   Schindler Holding AG (Registered)            182           261
   Swiss Reinsurance                          3,169           319
   Syngenta AG                             (a)6,851           355
   UBS AG                                    13,229           669
-----------------------------------------------------------------
                                                            4,094
=================================================================
UNITED KINGDOM (39.6%)
  Allied Domecq plc                         138,732           823
  AstraZeneca Group plc                       3,640           164
  BAE Systems plc                           118,375           533
  Barclays plc                                8,323           276
  BOC Group plc                              10,828           167
  British American Tobacco plc               63,129           535
  Cadbury Schweppes plc                     132,934           848
  Centrica plc                               54,913           178
  Diageo plc                                 43,660           499
  GlaxoSmithKline plc                        40,877         1,026
  Great Universal Stores plc                 23,015           216
  Hays plc                                   44,962           136
  HSBC Holdings plc                          26,144           307
  Imperial Tobacco Group plc                 40,281           531
  Innogy Holdings plc                        83,393           233
  Lattice Group plc                      (a)150,379           342
  Lloyds TSB Group plc                       45,982           499
  Prudential Corp. plc                       28,898           335
  Reckitt Benckiser plc                      31,223           455

    The accompanying notes are an integral part of the financial statements.

                                       40

                                                            VALUE
                                             SHARES         (000)
=================================================================
  Reed International plc                     47,748        $  396
  Rentokil Initial plc                      161,206           648
  Rolls-Royce plc                           145,220           352
  Sainsbury (J) plc                          66,974           357
  Scottish & Southern Energy plc             39,088           347
  Shell Transport & Trading Co., plc        144,113           990
  Smiths Industries plc                      29,914           295
  SSL International plc                      43,548           344
  Vodafone Group plc                        505,256         1,322
  Wolseley plc                               26,255           220
  WPP Group plc                              48,638           538
-----------------------------------------------------------------
                                                           13,912
=================================================================
  TOTAL COMMON STOCKS (COST $33,405)                       32,812
=================================================================
PREFERRED STOCKS (1.9%)
GERMANY (1.9%)
  Fresenius                                   5,255           435
  Henkel KGaA-Vorzug                          4,013           226
-----------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $711)                          661
=================================================================
  TOTAL FOREIGN SECURITIES
    (95.3%) (COST $34,116)                                 33,473
=================================================================

                                             FACE
                                           AMOUNT
                                            (000)
=================================================================
SHORT-TERM INVESTMENTS (4.2%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
  ON LOANED SECURITIES (0.7%)
  Lehman Brothers, Inc., 1.89%, 1/2/02
       (Repurchase Agreement)             $     222           222
-----------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02             (f)1,234         1,234
-----------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,456)                  1,456
=================================================================
FOREIGN CURRENCY (0.0%)
  Euro (COST $7)               EUR                8             8
-----------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $35,579)                   34,937
-----------------------------------------------------------------

                                                       VALUE(000)
=================================================================
OTHER ASSETS (4.0%)
  Cash                                      $    94
  Receivable for Investments Sold               809
  Foreign Withholding Tax Reclaim Receivable    177
  Receivable for Portfolio Shares Sold          131
  Dividends Receivable                           85
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                           23
  Interest Receivable                             1
  Other                                          93      $  1,413
=================================================================
LIABILITIES (-3.5%)
  Payable for Portfolio Shares Redeemed        (693)
  Collateral on Securities Loaned              (222)
  Administrative Fees Payable                   (96)
  Payable for Investments Purchased             (70)
  Investment Advisory Fees Payable              (63)
  Custodian Fees Payable                        (30)
  Directors' Fees and Expenses Payable          (21)
  Distribution Fees, Class B                     (1)
  Other Liabilities                             (28)       (1,224)
=================================================================
NET ASSETS (100%)                                        $ 35,126
=================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                          $ 37,828
Accumulated Net Investment Loss                               (56)
Accumulated Net Realized Loss                              (2,010)
Unrealized Depreciation on Investments and Foreign
  Currency  Translations                                     (636)
-----------------------------------------------------------------
NET ASSETS                                               $ 35,126
=================================================================
CLASS A:
NET ASSETS                                               $ 34,117
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 2,988,198 outstanding $0.001
     par value shares (authorized 500,000,000
     shares)                                             $  11.42
=================================================================
CLASS B:
NET ASSETS                                               $  1,009
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 88,207 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)               $  11.44
=================================================================

(a)--Non-income producing security
(c)--All or a portion of security on loan at December 31, 2001
    --See note A-9 to financial statements
(f)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                  IN                   NET
   TO                                  EXCHANGE             UNREALIZED
DELIVER     VALUE      SETTLEMENT         FOR       VALUE  (GAIN/(LOSS)
(000)       (000)        DATE            (000)      (000)      (000)
-----------------------------------------------------------------------
DKK      416  $   49    1/2/02     U.S.$       49   $   49       $ @--
EUR      689     614    1/2/02     U.S.$      608      608          (6)
SEK    1,151     110    1/2/02     U.S.$      108      108          (2)
EUR    1,763   1,570   2/15/02     GBP      1,100    1,598          28
GBP    2,200   3,195   2/15/02     EUR      3,593    3,198           3
U.S.$     43      43    1/2/02     EUR        390       43         @--
              ------                                ------       -----
              $5,581                                $5,604       $  23
              ======                                ======       =====

DKK - Danish Krone
GBP - British Pound
SEK - Swedish Krona
@ -- Value is less than $500

             SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                    CLASSIFICATION-- DECEMBER 31, 2001

                                                  VALUE       PERCENT OF NET
INDUSTRY                                          (000)            ASSETS
----------------------------------------------------------------------------
Aerospace & Defense                        U.S.$   885           2.5%
Air Freight & Couriers                             535           1.5
Banks                                            4,198          12.0
Beverages                                        1,322           3.8
Building Products                                  240           0.7
Chemicals                                        1,343           3.8
Commercial Services & Supplies                   1,474           4.2
Construction Materials                             336           1.0
Diversified Financials                             772           2.2
Diversified Telecommunication Services           1,874           5.3
Electric Utilities                                 964           2.8
Electrical Equipment                               329           0.9
Food & Drug Retailing                              526           1.5
Food Products                                    3,024           8.6
Gas Utilities                                      871           2.5
Health Care Equipment & Supplies                   344           1.0
Health Care Providers & Services                   435           1.2
Household Durables                                 334           1.0
Household Products                                 455           1.3
Industrial Conglomerates                           295           0.8
Insurance                                        1,945           5.5
Internet & Catalog Retail                          216           0.6
Machinery                                          634           1.8
Media                                              934           2.7
Oil & Gas                                        2,739           7.8
Paper & Forest Products                            191           0.5
Pharmaceuticals                                  3,251           9.3
Textiles & Apparel                                 209           0.6
Tobacco                                          1,067           3.0
Trading Companies & Distributors                   220           0.5
Wireless Telecommunication Services              1,511           4.4
---------------------------------------------------------------------
                                           U.S.$33,473          95.3%
=====================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         EUROPEAN VALUE EQUITY PORTFOLIO

                                         INVESTMENT OVERVIEW
                                         DECEMBER 31, 2001

GLOBAL FRANCHISE PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)

United Kingdom       42.3%
United States        22.5
Switzerland           8.2
France                5.1
Italy                 4.3
Finland               4.2
Spain                 4.1
Sweden                3.3
Canada                2.1
Other                 3.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]


            Global Franchise          Global Franchise        MSCI World
              Portfolio - A             Portfolio - B          Index(1)
            ----------------          ----------------       -------------
2000        500,000                   500,000                500,000
2001        524,000                   523,000                503,000



** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the fees assessed to that class. The MSCI World Index value at December
31, 2001 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2001 would be $100,620.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                       TOTAL RETURNS(2)
                                       ----------------
                                                        AVERAGE
                                                   ANNUAL SINCE
                                PERIOD TO DATE        INCEPTION
---------------------------------------------------------------
Portfolio - Class A(3)               4.80%                4.80%
Portfolio - Class B(3)               4.60                 4.60
Index - Class A                      0.62                 0.62
Index - Class B                      0.62                 0.62

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market count tries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 28, 2001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. This portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental super- vision and regulation, less liquidity and the potential for market volatility and political instability.

For the period from November 28, 2001, when the portfolio commenced operations to December 31, 2001, the Portfolio had a total return of 4.80% for the Class A shares and 4.60% for the Class B shares compared to 0.62% for the Morgan Stanley Capital International (MSCI) World Index.

MARKET REVIEW

In December 2001, the Portfolio enjoyed very strong performance from stock selection in the media sector in particular.

Consistent with the Portfolio's buy and hold strategy, portfolio activity was minimal in the Portfolio's first full month in operation.

MARKET OUTLOOK

The fourth quarter of 2001 witnessed a change in sentiment on the part of the market. Leading economic indicators appeared to have troughed, consumer confidence measures look to be stabilizing and the prevailing view has been that the significant monetary easing of the last 12 months will return the global economy to firmer ground in 2002. In the meantime we remain focused on our singular goal of finding high quality business franchises at reasonable prices. The Portfolio holds a concentrated number of companies whose decisive assets are intangible and difficult to replicate. These companies have products or services that are consumed continuously if not habitually and so generate repeat business. These companies typically have sustained a high return on capital employed and have minimal reinvestment requirements. The Portfolio's sector distribution remains strongly biased to consumer branded staples and media.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         GLOBAL FRANCHISE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                           VALUE
                                             SHARES        (000)
================================================================
COMMON STOCKS (96.1%)
CANADA (2.1%)
  Torstar Corp.                               16,602      $  232
----------------------------------------------------------------
FINLAND (4.2%)
  Kone OYJ                                     6,120         453
  Rapala Normark Corp.                         2,171           6
----------------------------------------------------------------
                                                             459
================================================================
FRANCE (5.1%)
  Groupe Danone                                3,301         403
  Pernod-Ricard S.A.                           2,058         160
----------------------------------------------------------------
                                                             563
================================================================
ITALY (4.3%)
  Davide Campari-Milano S.p.A.                20,285         479
----------------------------------------------------------------
SPAIN (4.1%)
  Zardoya Otis S.A.                           48,648         452
----------------------------------------------------------------
SWEDEN (3.3%)
  Swedish Match AB                            68,792         366
----------------------------------------------------------------
SWITZERLAND (8.2%)
  Cie Financiere Richemont AG, Class A        16,827         313
  Nestle S.A. (Registered)                     2,759         589
----------------------------------------------------------------
                                                             902
================================================================
UNITED KINGDOM (42.3%)
  Allied Domecq plc                          106,038         629
  British American Tobacco plc                70,866         601
  Cadbury Schweppes plc                      106,514         679
  Capital Radio plc                            5,618          63
  Diageo plc                                  36,051         412
  Imperial Tobacco Group plc                  36,429         480
  Reckitt Benckiser plc                       66,948         975
  Reed International plc                      27,482         228
  SMG plc                                     63,078         138
  Ulster Television plc                       13,439          64
  WPP Group plc                               34,583         383
----------------------------------------------------------------
                                                           4,652
================================================================
UNITED STATES (22.5%)
  Brown-Forman Corp., Class B                  8,324         521
  Fortune Brands, Inc.                         8,581         340
  Kimberly-Clark Corp.                         8,991         538
  New York Times Co., Class A                 11,978         518
  Omnicom Group, Inc.                            634          56
  Philip Morris Cos., Inc.                     9,563         438
  Wd-40 Co.                                    2,466          66
----------------------------------------------------------------
                                                           2,477
================================================================
TOTAL COMMON STOCKS (COST $10,301)                        10,582
================================================================
TOTAL FOREIGN SECURITIES (96.1%) (COST $10,301)           10,582
================================================================

                                                   FACE
                                                 AMOUNT       VALUE
                                                  (000)       (000)
===================================================================
SHORT-TERM INVESTMENT (3.8%)
REPURCHASE AGREEMENT (3.8%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02 (COST $418)           $ (f)418    $    418
-------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $10,719)                     11,000
===================================================================
OTHER ASSETS (0.7%)
  Cash                                                5
  Due from Investment Advisor                        71
  Dividends Receivable                                6          82
===================================================================
LIABILITIES (-0.6%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                (18)
  Custodian Fees Payable                             (2)
  Administrative Fees Payable                        (2)
  Other Liabilities                                 (50)        (72)
===================================================================
NET ASSETS (100%)                                          $ 11,010
===================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                            $ 10,751
Accumulated Net Investment Loss                                  (4)
Unrealized Appreciation on Investments and
  Foreign Currency Translations                                 263
-------------------------------------------------------------------
NET ASSETS                                                 $ 11,010
===================================================================
CLASS A:
NET ASSETS                                                 $ 10,595
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,011,205 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                    $  10.48
===================================================================
CLASS B:
NET ASSETS                                                 $    415
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 39,714 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                    $  10.46
===================================================================

(f) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                      NET
CURRENCY TO                                IN                      UNREALIZED
 DELIVER         VALUE      SETTLEMENT  EXCHANGE FOR     VALUE       (LOSS)
  (000)          (000)        DATE        (000)          (000)        (000)
GBP  160        $   233      2/6/02     U.S.$    229   $    229      $ (4)
GBP  950          1,380      2/6/02     U.S.$  1,366      1,366       (14)
                -------                                --------      -----
                $ 1,613                                $  1,595      $(18)
                =======                                ========      =====

GBP - British Pound

     The accompanying notes are an integral part of the financial statement

        SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
               CLASSIFICATION-- DECEMBER 31, 2001

                                       VALUE        PERCENT OF NET
INDUSTRY                               (000)            ASSETS
-------------------------------------------------------------------
Beverages                            U.S.$  3,474             31.6%
Food Products                               1,672             15.2
Household Products                          1,512             13.7
Leisure Equipment & Products                    6              0.1
Machinery                                     453              4.1
Media                                       1,267             11.5
Textiles & Apparel                            313              2.8
Tobacco                                     1,885             17.1
-------------------------------------------------------------------
                                     U.S.$ 10,582             96.1%
===================================================================

     The accompanying notes are an integral part of the financial statement

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

GLOBAL VALUE EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)

[PLOT POINTS TO COME]

United States          43.7%
United Kingdom         15.7
Japan                   8.1
France                  6.9
Netherlands             5.3
Switzerland             5.3
Ireland                 1.8
Italy                   1.7
Germany                 1.4
Canada                  1.3
Other                   8.8

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

              Global Equity
               Portfolio-           MSCI World
                 Class A             Index (1)
              --------------        ----------
10/31/92      $  500,000            $  500,000
12/31/92      ----------            ----------
1993          ----------            ----------
1994          ----------            ----------
1995          ----------            ----------
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,806,672            $1,359,159
2001          $1,655,634            $1,130,548

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                              TOTAL RETURNS(2)
                                -----------------------------------
                                            AVERAGE         AVERAGE
                                ONE     ANNUAL FIVE    ANNUAL SINCE
                                YEAR          YEARS       INCEPTION
-------------------------------------------------------------------
Portfolio - Class A(3)          -8.36%        8.60%          13.48%
Portfolio - Class B(4)          -8.58         8.30           10.47
Index - Class A                -16.82         5.37            9.00
Index - Class B                -16.82         5.37            6.60

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 15, 1992
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. Effective May 21, 2001, the Portfolio changed its name from the Global Equity Portfolio to the Global Value Equity Portfolio.

For the year ended December 31, 2001, the Portfolio had a total return of -8.36% for the Class A shares and -8.58% for the Class B shares compared to -16.82% for the Morgan Stanley Capital International (MSCI) World Index (the "Index ").

MARKET REVIEW

The last year has been difficult for global markets. While market conditions were clearly deteriorating prior to September 11, the horrific events that took place that day eroded the last remaining bit of consumer confidence, further accelerating an economic slowdown. As the year drew to a close, we saw major U.S. Indices such as the S&P 500 and the Nasdaq post negative returns for the second year running -something that hasn't happened since the bear market of '73/'74. The difficult investment environment was not confined to the

MORGAN STANLEY INSTITUTIONAL FUND. INC,

INVESTMENT OVERVIEW

U.S., however, as shrinking world trade caused Europe's GDP to fall below the predicted 2%.

The Portfolio preserved capital better than its Index during the year. The Portfolio's performance throughout the year was driven primarily by an overweight and strong stock selection in consumer staples. Stock selection was also strong in industrials. Within this sector, the Portfolio's exposure to several U.S. aerospace and defense companies was a significant positive, given their above-average performances following the events in September. Stock selection in the consumer discretionary sector was notable as well. Our holdings in a U.K. advertising firm proved that while media companies have been hit hard by the downturn in the United States, advertising revenue had been more resilient than expected.

Despite the turbulence we've seen in the markets throughout the year, the positioning of the Portfolio has not changed sub stantially. As pure bottom-up stock pickers, we don't tend to dwell on macroeconomic developments, but rather each companies' valuation ratios and fundamentals. On that basis, the Portfolio remains overweight in consumer staples and under-weight technology and financials.

As several of the defensive companies we held reached fair value during the period, we opportunistically began searching for quality opportunities to move the Portfolio to a more cyclical bias.

MARKET OUTLOOK

Looking forward, we believe that the rally we saw at the end of the year leaves markets vulnerable to further economic weakness and subsequent earnings disappointments. If economies disappoint off highly valued stock markets, investors may likely develop a renewed appetite for attractively valued defensive companies. In this type of environment, we remain comfortable with the Portfolio's defensive positioning, and will likely maintain our focus on high-quality attractively valued stocks with recurrent cash flow.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         GLOBAL VALUE EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                       VALUE
                                                        SHARES         (000)
============================================================================
COMMON STOCKS (96.2%)
CANADA (1.3%)
  Potash Corp. of Saskatchewan, Inc.                     6,280     $    385
  Telus Corp.                                           30,180          460
---------------------------------------------------------------------------
                                                                        845
===========================================================================
DENMARK (0.6%)
  Danisco A/S                                            9,970          357
---------------------------------------------------------------------------
FRANCE (6.9%)
  Aventis S.A.                                          21,990        1,564
  Compagnie de Saint-Gobain                              2,000          302
  Credit Agricole S.A.                                   5,000           79
  Groupe Danone                                       (a)4,830          590
  Lafarge S.A.                                           3,710          347
  Pernod-Ricard S.A.                                     4,980          386
  Schneider Electric S.A.                                4,100          198
  TotalFinaElf S.A.                                      6,630          948
---------------------------------------------------------------------------
                                                                      4,414
===========================================================================
GERMANY (1.4%)
  BASF AG                                                8,954          334
  Bayer AG                                              18,719          596
---------------------------------------------------------------------------
                                                                        930
===========================================================================
HONG KONG (0.0%)
  Hong Kong Electric Holdings Ltd.                      (a)180            1
---------------------------------------------------------------------------
IRELAND (1.8%)
  Bank of Ireland                                       67,000          622
  Green Property plc                                    99,806          561
---------------------------------------------------------------------------
                                                                      1,183
===========================================================================
ITALY (1.7%)
  ENI-Ente Nazionale Idrocarburi
    S.p.A.                                              52,930          664
  Telecom Italia S.p.A. (RNC)                           85,183          456
---------------------------------------------------------------------------
                                                                      1,120
===========================================================================
JAPAN (8.1%)
  Canon, Inc.                                        (a)20,000          685
  Daiwa Securities Group, Inc.                          78,000          408
  Fuji Photo Film Ltd.                               (a)19,000          675
  Fuji Television Network, Inc.                             42          169
  Fujitsu Ltd.                                       (a)39,000          283
  Hitachi Ltd.                                       (a)43,000          313
  Mitsubishi Electric Corp.                             66,000          254
  Mitsui Sumitomo Insurance Co., Ltd.                   76,000          355
  Nippon Telegraph & Telephone Corp.                    (a)148          480
  Rohm Co., Ltd.                                      (a)2,300          297
  Sankyo Co., Ltd.                                   (a)37,000          631
  Tokyo Gas Co., Ltd.                                  236,000          629
---------------------------------------------------------------------------
                                                                      5,179
===========================================================================
NETHERLANDS (5.3%)
  Akzo Nobel N.V.                                       16,470          737
  ING Groep N.V.                                        35,092          896
  Koninklijke (Royal) Philips Electronics N.V.       (a)27,790          827
  Royal Dutch Petroleum Co.                             19,200          941
---------------------------------------------------------------------------
                                                                      3,401
===========================================================================
NORWAY (0.5%)
  Statoil ASA                                           47,800          328
----------------------------------------------------------------------------
SINGAPORE (1.0%)
  United Overseas Bank Ltd.                          (a)91,000          626
----------------------------------------------------------------------------
SOUTH KOREA (0.8%)
  Samsung Electronics Co. GDR (New)                   (e)4,300          495
----------------------------------------------------------------------------
SPAIN (1.0%)
  Repsol YPF, S.A.                                      19,600          286
  Telefonica                                            26,120          350
---------------------------------------------------------------------------
                                                                        636
===========================================================================
SWEDEN (1.1%)
  Nordea AB                                            133,000          707
---------------------------------------------------------------------------
SWITZERLAND (5.3%)
  Cie Financiere Richemont AG, Class A                  18,600          346
  Converium Holding AG                                   8,300          404
  Holcim Ltd. (Bearer)                                   2,056          444
  Nestle S.A. (Registered)                               6,200        1,324
  Syngenta AG                                         (a)7,116          369
  UBS AG                                                 6,885          348
  Zurich Financial Services AG                             650          153
---------------------------------------------------------------------------
                                                                      3,388
===========================================================================
UNITED KINGDOM (15.7%)
  Allied Domecq plc                                    165,910          984
  BAA plc                                               39,100          313
  BAE Systems plc                                      281,000        1,266
  Brambles Industries                                   62,800          311
  Cadbury Schweppes plc                                197,913        1,262
  Diageo plc                                            92,196        1,054
  GlaxoSmithKline plc                                   31,600          793
  Great Universal Stores plc                            54,000          507
  Imperial Tobacco Group plc                            24,410          322
  Lloyds TSB Group plc                                  36,800          400
  Pentos plc                                     (a)(d)653,333          @--
  Prudential Corp. plc                                  31,200          362
  Reed International plc                                 6,600           55
  Rolls-Royce plc                                       57,100          139
  Sainsbury (J) plc                                    114,518          610
  Vodafone Group plc                                   256,100          670
  WPP Group plc                                         91,400        1,011
---------------------------------------------------------------------------
                                                                     10,059
===========================================================================
UNITED STATES (43.7%)
  Albertson's, Inc.                                     27,622          870
  Alcoa, Inc.                                           23,240          826
  American Home Products Corp.                           5,350          328
  Anheuser Busch Cos., Inc.                              9,200          416
  BJ's Wholesale Club, Inc.                           (a)8,340          368
  Boise Cascade Corp.                                   24,740          841
  Bristol-Myers Squibb Co.                              21,700        1,107
  Cadiz, Inc.                                        (a)48,560          389

    The accompanying notes are an integral part of the financial statements.

                                       49


                                                        SHARES        VALUE
                                                                      (000)
===========================================================================
  ChevronTexaco Corp.                                    4,000     $    358
  Deere & Co.                                           14,900          651
  Delphi Automotive Systems Corp.                       24,400          333
  Exelon Corp.                                          13,650          654
  First Data Corp.                                       4,200          329
  Gap, Inc.                                              7,800          109
  General Dynamics Corp.                                 7,910          630
  Georgia Pacific Group                                 17,473          482
  Goodrich (BF) Co.                                      8,800          234
  Hewlett Packard Co.                                   13,100          269
  Interpublic Group of Companies, Inc.                  22,300          659
  JP Morgan Chase & Co.                                 29,050        1,056
  Kimberly-Clark Corp.                                  14,700          879
  Kroger Co.                                            16,300          340
  Lockheed Martin Corp.                                  9,977          466
  MBIA, Inc.                                            14,800          794
  McDonald's Corp.                                      28,530          755
  McGraw-Hill Cos., Inc.                                13,500          823
  Mellon Bank Corp.                                     18,470          695
  Merrill Lynch & Co.                                   11,500          599
  Metlife, Inc.                                         20,400          646
  Motorola, Inc.                                        40,900          601
  NCR Corp.                                          (a)15,300          564
  New York Times Co., Class A                           13,270          574
  Northrop Grumman Corp.                                 9,955        1,004
  Pharmacia Corp.                                       26,649        1,137
  Philip Morris Cos., Inc.                              31,150        1,428
  Principal Financial Group, Inc.                       13,900          334
  Prudential Financial, Inc.                            13,200          438
  Qwest Communications International, Inc.              24,600          348
  Sabre Group Holdings, Inc.                             7,200          305
  SBC Communications, Inc.                              24,500          960
  Sears, Roebuck & Co.                                  15,000          715
  St.Paul Cos., Inc.                                    15,900          699
  Tupperware Corp.                                      16,910          326
  Verizon Communications, Inc.                          20,531          974
  Viacom, Inc., Class B                                 13,100          578
  Wells Fargo Co.                                        3,800          165
---------------------------------------------------------------------------
                                                                     28,056
===========================================================================
  TOTAL COMMON STOCKS (COST $62,794)                                 61,725
===========================================================================
  TOTAL FOREIGN SECURITIES (96.2%) (COST $62,794)                    61,725
===========================================================================

                                                          FACE
                                                        AMOUNT
                                                         (000)
===========================================================================
SHORT-TERM INVESTMENT (4.7%)
REPURCHASE AGREEMENT (4.7%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02
    (COST $3,001)                                     (f)3,001        3,001
---------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
Euro (COST $13) EUR                                         14           13
---------------------------------------------------------------------------

                                                                      VALUE
                                                                      (000)
===========================================================================
TOTAL INVESTMENTS (100.9%) (COST $65,808)                          $64,739
===========================================================================
OTHER ASSETS (1.0%)
  Cash                                                 $   217
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                     145
  Dividends Receivable                                     108
  Receivable for Portfolio Shares Sold                      97
  Foreign Withholding Tax Reclaim Receivable                92
  Other                                                      4          663
===========================================================================
LIABILITIES (-1.9%)
  Payable for Portfolio Shares Redeemed                   (639)
  Payable for Investments Purchased                       (453)
  Investment Advisory Fees Payable                         (67)
  Distribution Fees, Class B                               (18)
  Directors' Fees and Expense Payable                      (16)
  Administrative Fees Payable                              (12)
  Custodian Fees Payable                                   (10)
  Other Liabilities                                        (19)      (1,234)
===========================================================================
NET ASSETS (100%)                                                  $ 64,168
===========================================================================
  NET ASSETS CONSIST OF:
  Paid-in Capital                                                  $ 65,266
  Undistributed Net Investment Income                                   116
  Accumulated Net Realized Loss                                        (275)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                      (939)
---------------------------------------------------------------------------
NET ASSETS                                                         $ 64,168
===========================================================================
CLASS A:
NET ASSETS                                                         $ 34,079
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 2,205,574 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                   $  15.45
===========================================================================
CLASS B:
NET ASSETS                                                         $ 30,089
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 1,963,376 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                   $  15.33
===========================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -See Note A-1 to financial statements.
(e) -- 144A security-certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @  --  Value is less than $500.
GDR -- Global Depositary Receipt
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

        CURRENCY                          IN                NET
         TO                            EXCHANGE          UNREALIZED
        DELIVER    VALUE  SETTLEMENT     FOR       VALUE   GAIN
        (000)      (000)    DATE        (000)      (000)   (000)
------------------------------------------------------------------
JPY     320,000    $2,438    3/8/02   U.S.$2,583  $2,583  $145
U.S.$        11        11    1/2/02   GBP      7      11   @--
                   ------                         ------  ----
                   $2,449                         $2,594  $145
                   ======                         ======  ====

GBP -British Pound
JPY -Japanese Yen

               SUMMARY OF TOTAL FOREIGN SECURITIES BY
             INDUSTRY CLASSIFICATION-- DECEMBER31, 2001

                                                         PERCENT
                                           VALUE          OF NET
INDUSTRY                                   (000)          ASSETS
-----------------------------------------------------------------
Aerospace & Defense                      U.S.$3,738          5.7%
Auto Components                                 333          0.5
Banks                                         3,563          5.6
Beverages                                     2,840          4.4
Building Products                               302          0.5
Chemicals                                     2,421          3.8
Commercial Services & Supplies                  945          1.5
Communications Equipment                        601          0.9
Computers & Peripherals                         552          0.9
Construction Materials                          791          1.2
Diversified Financial Services                1,056          1.6
Diversified Financials                        1,904          3.0
Diversified Telecommunication Services        2,720          4.2
Electric Utilities                              654          1.0
Electrical Equipment                            452          0.7
Electronic Equipment & Instruments              313          0.5
Food & Drug Retailing                         1,820          2.8
Food Products                                 3,923          6.1
Gas Utilities                                   629          1.0
Hotels Restaurants & Leisure                    755          1.2
Household Durables                            1,153          1.8
Household Products                              879          1.4
Insurance                                     3,492          5.5
Insurance: Multi-Line                           772          1.2
Internet & Catalog Retail                       507          0.8
Leisure Equipment & Products                    675          1.1
Machinery                                       651          1.0
Media                                         3,869          6.0
Metals & Mining                                 826          1.3
Mutiline Retail                                 715          1.1
Office Electronics                              685          1.1
Oil & Gas                                     3,527          5.5
Paper & Forest Products                       1,324          2.1
Pharmaceuticals                               5,559          8.7
Real Estate                                     561          0.9
Retail                                          368          0.6
Semiconductor Equipment & Products              792          1.2
Software                                        564          0.9
Specialty Retail                                109          0.2
Textiles & Apparel                              346          0.5
Tobacco                                       1,750          2.7
Transportation Infrastructure                   313          0.5
Utilities: Telecommunications                 1,306          2.0
Wireless Telecommunication Services             670          1.0
-----------------------------------------------------------------
                                        U.S.$61,725         96.2%
=================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND. INC,

INVESTMENT OVERVIEW

INTERNATIONAL EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

United Kingdom           35.5%
Japan                    20.8
Switzerland               8.0
Netherlands               7.1
France                    6.2
Germany                   3.3
Italy                     3.3
Sweden                    2.1
South Korea               1.7
Hong Kong                 1.5
Other                    10.5

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

              International
                 Equity
                Portfolio-             MSCI EAFE
                 Class A               Index (1)
              -------------           ----------
1990          $  500,000              $500,000
1991          ----------              --------
10/31/92      ----------              --------
12/31/92      ----------              --------
1993          ----------              --------
1994          ----------              --------
1995          ----------              --------
1996          ----------              --------
1997          ----------              --------
1998          ----------              --------
1999          ----------              --------
2000          $1,989,617              $882,302
2001          $1,795,828              $693,136

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                            TOTAL RETURNS(2)
                         -------------------------------------------
                                     AVERAGE    AVERAGE      AVERAGE
                                      ANNUAL     ANNUAL       ANNUAL
                               ONE      FIVE        TEN        SINCE
                              YEAR     YEARS      YEARS    INCEPTION
--------------------------------------------------------------------
Portfolio - Class A(3)     -9.74%     9.09%     12.75%       10.85%
Portfolio - Class B(4)     -9.83      8.99        N/A        10.53
Index - Class A            -21.44     0.89       4.46         2.81
Index - Class B            -21.44     0.89        N/A         1.73

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on August 4, 1989
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2001, the Portfolio had a total return of -9.74% for the Class A shares and -9.83% for the Class B shares compared to -21.44% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

For the first six months of the year the Portfolio continued to benefit from its defensive posture with an underweight in technology (principally the telecom equipment manufacturers and semiconductors) and an overweight in consumer staples (20% weighting vs 7% benchmark weight) and utilities. This, together with our aggressive underweight financials (16% weighting vs 25% benchmark weight), explained 85% of the Portfolio's relative outperformance. During the first half of the year we retained our defensive stance but with an eye to gradually moderating our overweight in consumer staples in favor of cyclicals when and where valuations made sense to do so.

The horrific events of September 11th sent global markets into a tailspin as the likelihood of the iinvestment-led slow-down spilling over into a consumer-led recession shifted from the realms of hypothesis to reality. Data gathered before the terrorist attacks already showed consumer confidence in the U.S. was beginning to crumble in the face of private sector retrenchment, and we believed that this would accelerate and deepen the downturn.

Due to its defensive positioning the Portfolio weathered the initial fallout relatively well, in particular benefiting from no exposure to automobile manufacturers, airlines and hotel/leisure stocks. Although underweight the insurance sector, the Portfolio has a position in one of the largest reinsurers. Despite the short term underwriting loss we remain comfortable with this exposure given such reinsurer's extremely strong capital position and the sharp increase in rates that is already evident in the reinsurance market.

With the sharp falls in equity markets, there was some evidence of indiscriminate selling providing a number of opportunities to purchase high quality stocks at below what we believe to be intrinsic value. We used this opportunity to add to existing positions in select healthcare, media and financial holdings. We also established positions in higher quality stocks in Hong Kong, Germany and Japan. We continued to fund these additions from selective profit-taking of defensive holdings which have enjoyed strong relative performance and are at or near our price targets.

The Portfolio strategy evolved from bargain-hunter to profit-taker as markets rallied in the fourth quarter. The scale of the rally has meant in some cases we sold or took profits in some recently bought names where valuations flew past our assessment of fair value in fair economic conditions. We also reduced for the same reason positions we had substantially increased in earlier weakness.

The recent renewed market enthusiasm for cyclical stocks and an aversion to Japan has left us with opportunities in defensive sectors and Japan. Many of our consumer staples stocks are now looking over-sold and given the not very attractive economic outlook we see in the future, we have therefore once again either bought back old friends or added to existing positions. We have also added to holdings of high quality defensives as well as some utilities. The dismal performance of Japan has given us opportunities to make certain new purchases and add to existing positions. In this environment, we continue to be wary of banks, which remain our biggest underweight, although we will look to add to them on weakness.

MARKET OUTLOOK

The recent sharp rally leaves markets vulnerable to further economic weakness and subsequent earnings disappointments. We believe that the U.S. economy will grow at a disappointingly slow rate towards the end of 2002, as a rebuilding of inventories fails to follow through with the surge in capital expenditure traditionally seen in economies coming out of recessions. This is due to the reasons we have long pointed out, namely an economy still recovering from a huge bubble in capital expenditure, and the likely muted recovery in demand from an American consumer who still has taken no major action to rebuild historically record low savings ratios. In our view, Europe continues to disappoint, and Japan still has the capacity for downside surprises on just how little they are doing to remedy their legion of problems. If economies disappoint off highly valued stock markets, as we predict, the market will once again discover its appetite for the attractively valued defensives we continue to like.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                        VALUE
                                                          SHARES        (000)
=============================================================================
COMMON STOCKS (95.9%)
AUSTRALIA (1.2%)
  Telstra Corp., Ltd.                              (c)17,521,095   $   48,673
-----------------------------------------------------------------------------
CANADA (1.0%)
  Husky Energy, Inc.                                (a)1,474,350       15,257
  Telus Corp.                                         (c)709,623       10,812
  Telus Corp. (Non-Voting)                             1,077,121       15,734
-----------------------------------------------------------------------------
                                                                       41,803
=============================================================================
DENMARK (0.6%)
  Danisco A/S                                            716,061       25,649
-----------------------------------------------------------------------------
FINLAND (0.8%)
  Stora Enso AB                                        2,456,205       31,495
-----------------------------------------------------------------------------
FRANCE (6.2%)
  Aventis S.A.                                      (c)1,056,357       75,121
  Compagnie de Saint-Gobain                              272,981       41,259
  Groupe Danone                                       (a)416,152       50,839
  Schneider Electric S.A.                                287,530       13,845
  Societe Generale, Class A                           (c)367,700       20,607
  TotalFinaElf S.A.                                      407,312       58,257
-----------------------------------------------------------------------------
                                                                      259,928
=============================================================================
GERMANY (3.3%)
  Bayer AG                                               619,270       19,714
  Deutsche Bank AG                                       316,200       22,359
  Deutsche Telekom AG
    (Registered)                                       2,112,055       36,536
  Muechener Rueck AG (Registered)                        225,172       61,240
-----------------------------------------------------------------------------
                                                                      139,849
=============================================================================
HONG KONG (1.5%)
  CLP Holdings Ltd.                              (a)(c)6,698,500       25,554
  Hong Kong Land Holdings Ltd.                     (c)13,354,155       25,239
  Hutchison Whampoa Ltd.                         (a)(c)1,017,000        9,813
-----------------------------------------------------------------------------
                                                                       60,606
=============================================================================
ITALY (3.3%)
  ENI S.p.A.                                           5,410,166       67,925
  Intesa BCI S.p.A.                                 (c)8,363,672       20,957
  Telecom Italia S.p.A. (RNC)                       (c)8,973,195       48,009
-----------------------------------------------------------------------------
                                                                      136,891
=============================================================================
JAPAN (20.8%)
  Aastsu-DK, Inc.                                        474,700        9,229
  Asahi Kasei Corp.                                    2,200,000        7,685
  Canon, Inc.                                       (a)2,107,000       72,164
  Chudenko Corp.                                         224,000        2,890
  Daibiru Corp.                                          501,000        2,618
  Daiwa Securities Group, Inc.                         8,205,000       42,932
  Fuji Photo Film Ltd.                              (a)1,897,000       67,421
  Fuji Television Network, Inc.                            5,265       21,151
  Fujitsu Ltd.                                      (a)5,083,000       36,825
  Hitachi Ltd.                                      (a)5,994,000       43,699
  Japan Tobacco, Inc.                                      5,613       35,167
  Kyocera Corp.                                       (a)272,700       17,706
  Lawson, Inc.                                           484,700       13,803
  Matsushita Electric Industrial Co., Ltd.          (a)1,632,000       20,859
  Mitsubishi Electric Corp.                         (c)5,727,000       22,050
  Mitsui Sumitomo Insurance Co., Ltd.               (c)5,716,000       26,696
  Mizuho Holdings, Inc.                                 (c)1,755        3,559
  Nippon Telegraph & Telephone Corp.                   (a)19,917       64,585
  Ono Pharmaceutical Co., Ltd.                           465,000       13,913
  Pioneer Electric Corp.                                 106,200        2,307
  Rohm Co., Ltd.                                      (a)290,200       37,487
  Sankyo Co., Ltd.                                  (a)1,873,000       31,933
  Sekisui House Co., Ltd.                           (a)3,028,000       21,845
  Shionogi & Co., Ltd.                                   588,000       10,002
  Sony Corp.                                       (a)(c)481,600       21,908
  Takefuji Corp.                                         218,500       15,730
  Tokyo Gas Co., Ltd.                              (c)11,350,000       30,254
  Toppan Printing Co., Ltd.                            2,326,000       21,356
  Toyo Seikan Kaisha Ltd.                              1,791,000       22,768
  Toyota Motor Corp.                                (a)1,976,400       49,830
  Yamanouchi Pharmaceutical Co., Ltd.            (a)(c)2,867,000       75,333
-----------------------------------------------------------------------------
                                                                      865,705
=============================================================================
NETHERLANDS (7.1%)
  ABN Amro Holding N.V                                 1,023,251       16,506
  Akzo Nobel N.V                                         908,901       40,645
  CSM N.V                                           (c)1,182,150       24,561
  Fortis                                                 827,036       21,460
  Hollandsche Beton Groep N.V                            756,191        8,395
  ING Groep N.V                                        1,664,475       42,508
  Koninklijke KPN N.V                                  2,566,400       13,067
  Philips Electronics N.V                           (a)1,123,560       33,443
  Royal Dutch Petroleum Co.                            1,908,590       96,837
-----------------------------------------------------------------------------
                                                                      297,422
=============================================================================
PORTUGAL (0.5%)
  Electricidade de Portugal S.A                     (a)9,488,677       20,645
-----------------------------------------------------------------------------
SINGAPORE (1.0%)
  Jardine Strategic Holdings Ltd.                      7,024,337       18,474
  United Overseas Bank Ltd. (Foreign)               (a)3,498,328       24,061
-----------------------------------------------------------------------------
                                                                       42,535
=============================================================================
SOUTH KOREA (1.7%)
  Samsung Electronics Co. GDR (New)                (c)(e)607,202       69,828
=============================================================================
SPAIN (1.3%)
  Iberdrola                                         (c)2,099,270       27,368
  Telefonica                                           1,945,960       26,080
-----------------------------------------------------------------------------
                                                                       53,448
=============================================================================
SWEDEN (2.1%)
  ForeningsSparbanken AB                               4,399,298       54,758
  Nordea AB                                         (c)6,273,351       33,336
-----------------------------------------------------------------------------
                                                                       88,094
=============================================================================
SWITZERLAND (8.0%)
  Cie Financiere Richemont AG, Class A                 2,339,800       43,541
  Holcim Ltd. (Bearer)                                   130,278       28,133
  Nestle S.A. (Registered)                               354,691       75,739

    The accompanying notes are an integral part of the financial statements.

                                       54

                                                                        VALUE
                                                          SHARES        (000)
=============================================================================
  Novartis AG (Registered)                             1,444,541   $   52,282
  Roche Holding AG                                       446,052       31,884
  Schindler Holding AG
   (Participating Certificates)                           12,448       17,946
  Swiss Reinsurance                                      196,221       19,767
  UBS AG                                              (c)888,645       44,920
  Zurich Financial Services AG                            91,706       21,546
-----------------------------------------------------------------------------
                                                                      335,758
=============================================================================
UNITED KINGDOM (35.5%)
  Allied Domecq plc                                   13,596,356       80,620
  Associated British Foods plc                         2,182,732       16,017
  BAA plc                                              2,668,263       21,387
  BAE Systems plc                                     14,404,997       64,914
  Barclays plc                                         2,107,447       69,807
  BOC Group plc                                     (c)2,153,269       33,233
  BP Amoco plc                                         6,958,812       54,105
  Brambles Industries                                  4,617,536       22,859
  British American Tobacco plc                         5,702,904       48,367
  Bunzl plc                                            3,263,400       20,907
  Cadbury Schweppes plc                               19,907,418      126,955
  Diageo plc                                           3,866,649       44,194
  GKN plc                                              2,589,049        9,990
  GlaxoSmithKline plc                                  3,258,184       81,738
  Great Universal Stores plc                           5,060,129       47,521
  Hays plc                                            13,929,578       42,185
  HSBC Holdings plc                                    3,209,550       37,665
  Imperial Tobacco Group plc                           4,326,033       57,066
  Innogy Holdings plc                                  6,691,783       18,707
  Lattice Group plc                                (a)14,500,511       32,936
  Lloyds TSB Group plc                                 7,466,442       81,099
  Prudential Corp. plc                                 2,351,590       27,254
  Reckitt Benckiser plc                                  438,100        6,379
  Reed International plc                               8,353,482       69,327
  Rentokil Initial plc                                11,113,100       44,659
  RMC Group plc                                        1,283,355       11,566
  Rolls-Royce plc                                      5,199,308       12,604
  Sainsbury (J) plc                                    7,779,870       41,459
  Scottish & Southern Energy plc                       4,669,409       41,472
  Tate & Lyle plc                                      4,353,800       21,870
  Vodafone Group plc                                  34,826,943       91,148
  Wolseley plc                                         3,937,469       32,964
  WPP Group plc                                        6,094,885       67,444
-----------------------------------------------------------------------------
                                                                    1,480,418
=============================================================================
  TOTAL COMMON STOCKS (COST $4,094,536)                             3,998,747
=============================================================================
  TOTAL FOREIGN SECURITIES (95.9%) (COST $4,094,536)                3,998,747
=============================================================================

                                                            FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
SHORT-TERM IINVESTMENTS (7.7%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
LOANED SECURITIES (5.9%)
  AIM S.T Investment Co.                             $     3,500   $    3,500
  American Select Cash Reserve Fund                        3,500        3,500
  Bank of America                                         30,023       30,023
  Bayrische Hypo-Und Vereinsbank,
    TD, 1.77%, 3/12/02                                    19,999       19,999
  Citicorp., MTN, 2.28%, 5/28/02                          12,009       12,009
  Commerzbank AG, Yankee CD,
    1.77%, 3/13/02                                        29,998       29,998
  Evergreen Select Money Market
    Fund                                                   3,500        3,500
  Federated Prime Value Fund                               3,500        3,500
  First Union National Bank, CD,
    1.97%, 5/8/02                                         10,000       10,000
  Fleet National Bank                                      2,251        2,251
  Goldman Sachs Financial Square
    Money Market Fund                                      3,500        3,500
  Landesbank Baden-
    Wuerttemberg, Yankee, CD,
    1.80%, 5/24/02                                        25,000       25,000
  Lehman Brothers, Inc., 1.89%, 1/2/02
    (Repurchase Agreement)                                95,054       95,054
  Merrimac Cash Series Fund                                3,500        3,500
-----------------------------------------------------------------------------
                                                                      245,334
=============================================================================
REPURCHASE AGREEMENT (1.8%)
  J.P. Morgan Securities, Inc., 1.63%,
  dated 12/31/01, due 1/2/02                           (f)76,998       76,998
-----------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $322,332)                        322,332
=============================================================================
FOREIGN CURRENCY (1.0%)
  British Pound                 GBP                        2,892        4,211
  Euro                          EUR                       36,748       32,768
  Japanese Yen                  JPY                      460,206        3,495
-----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $40,832)                                40,474
=============================================================================
TIME DEPOSIT (1.4%)
  Euro Time Deposit, 4.37%,
    12/31/05 (COST $58,768)   EUR                         65,254       58,187
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       55

                                                                        VALUE
                                                                        (000)
=============================================================================
TOTAL INVESTMENTS (106.0%) (COST $4,516,468)                       $4,419,740
=============================================================================

OTHER ASSETS (0.6%)
  Cash                                                 $   8,777
  Net Unrealized Gain on Foreign Currency                  6,269
    Exchange Contracts
  Receivable for Portfolio Shares Sold                     2,094
  Dividends Receivable                                     4,734
  Foreign Withholding Tax Reclaim                          2,562
    Receivable
  Receivable for Investments Sold                          2,068
  Interest Receivable                                        179
  Other                                                      111       26,794
=============================================================================
LIABILITIES (-6.6%)
  Collateral on Securities Loaned                       (245,334)
  Payable for Portfolio Shares Redeemed                  (19,996)
  Investment Advisory Fees Payable                        (8,132)
  Payable for Investments Purchased                       (1,009)
  Administrative Fees Payable                               (697)
  Custodian Fees Payable                                    (428)
  Directors' Fees and Expenses Payable                      (405)
  Distribution Fees, Class B                                 (59)
  Other Liabilities                                         (218)    (276,278)
=============================================================================
NET ASSETS (100%)                                                  $4,170,256
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $4,262,708
Accumulated Net Investment Loss                                        (1,972)
Accumulated Net Realized Gain                                             413
Unrealized Depreciation on Investments                                (90,893)
  and Foreign Currency Translations
-----------------------------------------------------------------------------
NET ASSETS                                                         $4,170,256
=============================================================================
CLASS A:
NET ASSETS                                                         $4,004,817
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 256,884,998 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                                $    15.59
=============================================================================
CLASS B:
NET ASSETS                                                         $  165,439
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 10,656,070 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    15.53
=============================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at December 31, 2001
     -- See note A-9 to financial statements
(e) -- 144A Security -- Certain conditions for public sale may exist
(f) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
CD -- Certificate of Deposit
GDR -- Global Depository Receipt
RNC -- Non-Convertible Savings Shares
MTN -- Medium Term Note

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

          CURRENCY                                IN                   NET
             TO                                EXCHANGE            UNREALIZED
           DELIVER       VALUE    SETTLEMENT     FOR     VALUE   (GAIN/(LOSS)
            (000)        (000)       DATE       (000)    (000)      (000)
-----------------------------------------------------------------------------
GBP        300,000     $ 435,936    2/4/02  EUR 480,477 $ 427,867  $   (8,069)
EUR         68,668        61,149    2/4/02  GBP  43,000    62,484       1,335
JPY     24,500,000       186,372    2/5/02  EUR 223,898   199,375      13,003
                       ---------                        ---------  ----------
                       $ 683,457                         $689,726  $    6,269
                       =========                        =========  ==========

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                  PERCENT
                                                     VALUE         OF NET
INDUSTRY                                             (000)         ASSETS
----------------------------------------------------------------------------
Aerospace & Defense                                U.S.$77,519          1.9%
Auto Components                                          9,990          0.2
Automobiles                                             49,830          1.2
Banks                                                  429,633         10.3
Beverages                                              124,815          3.0
Building Products                                       41,259          1.0
Chemicals                                              101,277          2.4
Commercial Services & Supplies                         109,703          2.6
Computers & Peripherals                                 36,826          0.9
Construction & Engineering                              11,285          0.3
Construction Materials                                  39,700          1.0
Containers & Packaging                                  22,768          0.5
Diversified Financials                                 141,104          3.4
Diversified Telecommunication Services                 263,496          6.3
Electric Utilities                                     133,745          3.2
Electrical Equipment                                    35,895          0.9
Electronic Equipment & Instruments                      61,405          1.5
Food & Drug Retailing                                   55,262          1.3
Food Products                                          341,630          8.2
Gas Utilities                                           63,190          1.5
Household Durables                                     100,361          2.4
Household Products                                       6,379          0.2
Industrial Conglomerates                                 9,813          0.2
Insurance                                              156,503          3.8
Internet & Catalog Retail                               47,521          1.1
Leisure Equipment & Products                            67,421          1.6
Machinery                                               17,946          0.4
Media                                                  188,506          4.5
Office Electronics                                      72,164          1.7
Oil & Gas                                              292,382          7.0
Paper & Forest Products                                 52,402          1.3
Pharmaceuticals                                        372,205          8.9
Real Estate                                             27,857          0.7
Semiconductor Equipment & Products                     107,315          2.6
Textiles & Apparel                                      43,541          1.0
Tobacco                                                140,600          3.4
Trading Companies & Distributors                        32,964          0.8
Transportation Infrastructure                           21,387          0.5
Wireless Telecommunication Services                     91,148          2.2
----------------------------------------------------------------------------
                                                U.S.$3,998,747         95.9%
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                        INVESTMENT OVERVIEW

INTERNATIONAL MAGNUM PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

United kingdom                  28.1%
Japan                           19.5
France                           9.8
Switzerland                      8.5
Netherlands                      5.8
Germany                          4.5
Italy                            4.4
Spain                            2.9
Swedem                           2.5
Australia                        2.4
Other                           11.6

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

            International Magnum   International Magnum
                 Portfolio-             Portfolio-        MSCI EAFE
                  Class A                Class B           Index(1)
            --------------------   --------------------   ---------
1996        $500,000               $100,000               $500,000
1997        --------               --------               --------
1998        --------               --------               --------
1999        --------               --------               --------
2000        $691,951               $136,569               $700,459
2001        $562,487               $110,798               $550,281

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the fees assessed to that class. The MSCI EAFE Index value at December 31, 2001 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2001 would be $110,056.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                         TOTAL RETURNS(2)
                               ---------------------------------
                                           AVERAGE       AVERAGE
                                  ONE  ANNUAL FIVE  ANNUAL SINCE
                                 YEAR        YEARS     INCEPTION
----------------------------------------------------------------
Portfolio - Class A (3)       -18.71%        0.77%        2.05%
Portfolio - Class B (3)       -18.87         0.51         1.78
Index                         -21.44         0.89         1.85

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on March 15, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2001,the Portfolio had a total return of -18.71% for the Class A shares and -18.87% for the Class B shares compared to -21.44% for the Morgan Stanley Capital International (MSCI) EAFE Index ("the Index").

MARKET REVIEW

The year proved to be a difficult environment for international equity investors as markets continued to post losses on news of deteriorating economic fundamentals and corporate profit and earnings declines. The horrific attacks of September 11, 2001 accelerated the already evident weakness of global economies, sending markets downward and making already jittery investors even more cautious. The sectors that were particularly affected by the terrorist attacks were travel and leisure services, insurance, and consumer cyclical industries as consumers cancelled travel plans and postponed purchases. The fourth quarter of 2001 saw a reversal of trend, with most markets climbing in response to stimulative policy enacted by central banks, lower oil prices and the belief by many that the global economic slump would soon be coming to an end. For the year as a whole, however, defensive sectors outperformed their cyclical growth counterparts. The top performing EAFE sector during 2001 was energy, falling 5.7% as oil prices fell. Materials and consumer staples saw declines of 9.1% and 9.7% respectively. The worst performing sectors during the year were information technology
(-41.8%), telecommunication services (-32.7%) and industrials (-24.2%) as businesses cut capital expenditure. Regionally, Pacific ex-Japan outperformed all other EAFE regions, falling 9.9%, while Europe fell 19.9%. Japan languished as the worst performing region in EAFE, falling 29.4% over the course of the year. Currency depreciation against the strong U.S. dollar over the course of the year hurt international investors as the euro fell 5.5% while the yen depreciated 15.2%.

The bulk of the Portfolio's outperformance versus the Index can be attributed primarily to the defensive nature of the European portion of our portfolio, which enhanced stock selection within Europe. The underweight within European information technology was the single largest contributor to performance. Our overweight and stock selection in consumer staples as well as industrials also added to returns. In Japan, an underweight to financials contributed to overall results. Over the course of the year we added exposure to the European markets while still retaining an underweight relative to the Index. We reduced exposure to the Japanese market and retained our underweight to Asia ex-Japan. This regional allocation posture detracted from overall results as Pacific ex-Japan outperformed all EAFE regions. Although adding to exposure in Europe and reducing exposure to Japan were net positives to performance, remaining underweight relative to the Index in Europe detracted from returns.

MARKET OUTLOOK

Despite the recent equity market rally and better than expected economic releases, we remain defensive in our Portfolio composition as we believe it is still too early to call for an end to recession. Despite a recent fall in inventories and the subsequent orders which will be placed in order to rebuild them, we believe that a sustainable increase in capital expenditure will not materialize in the first half of 2002. We believe that the consumer will remain cautious, putting on hold major purchases as unemployment continues to creep and recent manufacturers ' incentives come to an end. From a regional perspective, we expect to add to our exposure within Europe, while remaining underweight to Japan, closely monitoring that country's progress on reforms and economic revival.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INTERNATIONAL MAGNUM PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                          SHARES       VALUE
                                                                       (000)
=============================================================================
COMMON STOCKS (94.0%)
AUSTRALIA (2.4%)
  AMP Ltd.                                              (a)9,400    $     88
  Brambles Industries Ltd.                                20,064         107
  BHP Billiton Ltd.                                       45,339         243
  Commonwealth Bank of Australia                          20,150         308
  CSL Ltd.                                                 6,600         174
  Fosters Brewing Group Ltd.                              79,400         197
  Lend Lease Corp., Ltd.                                  11,610          77
  National Australia Bank Ltd.                            25,530         415
  News Corp., Ltd.                                        52,100         416
  Qantas Airways Ltd.                                     56,300         106
  Rio Tinto Ltd.                                          16,350         311
  Telstra Corp., Ltd.                                     70,200         195
  Westpac Banking Corp.                                   41,300         332
  WMC Ltd.                                                28,300         138
----------------------------------------------------------------------------
                                                                       3,107
============================================================================
BELGIUM (0.9%)
  Fortis                                                  44,574       1,157
----------------------------------------------------------------------------
DENMARK (0.7%)
  Danisco A/S                                             21,606         774
  TDC A/S                                                  4,425         158
----------------------------------------------------------------------------
                                                                         932
============================================================================
FINLAND (0.8%)
  Nokia Oyj                                            (a)12,224         316
  Sampo Insurance Co., plc, Class A                       53,008         416
  Stora Enso Oyj                                          27,647         354
----------------------------------------------------------------------------
                                                                       1,086
============================================================================
FRANCE (9.8%)
  Assurances Generales de France                           9,155         440
  Aventis S.A.                                            46,946       3,339
  Banque Nationale de Paris                                2,156         193
  Cap Gemini S.A.                                         10,205         738
  Carrefour S.A.                                           7,746         403
  CNP Assurances                                        (c)4,406         140
  Compagnie de Saint-Gobain                                2,838         429
  Credit Agricole S.A.                                    22,660         360
  Groupe Danone                                         (a)7,918         967
  JC Decaux S.A.                                          16,955         190
  L'Oreal S.A.                                             4,546         328
  LVMH Moet-Hennessy Louis Vuitton                      (c)3,571         146
  Neopost S.A.                                            21,500         627
  Sanofi-Synthelabo S.A.                                   3,679         275
  Schneider Electric S.A.                                 11,407         549
  Sodexho Alliance S.A.                                    3,804         163
  ST Microelectronics N.V                           (a)(c)17,845         574
  TotalFinaElf S.A                                        18,633       2,665
  Vivendi Environnement                                (c)20,068         318
----------------------------------------------------------------------------
                                                                      12,844
============================================================================
GERMANY (3.6%)
  Bayer AG                                                10,011         319
  Deutsche Bank AG                                         9,064         641
  Deutsche Post AG (Registered)                        (a)70,863         979
  Deutsche Telekom AG (Registered)                        75,221       1,301
  Muechener Rueck AG (Registered)                          5,444       1,481
----------------------------------------------------------------------------
                                                                       4,721
============================================================================
HONG KONG (1.6%)
  Asia Satellite Telecommunications
    Holdings Ltd.                                      (a)58,000          97
  Cheung Kong Holdings Ltd.                            (a)15,600         162
  China Mobile (Hong Kong) Ltd.                        (a)67,600         238
  CLP Holdings Ltd.                                    (a)11,500          44
  Esprit Holdings Ltd.                                 (a)74,000          83
  Hang Seng Bank Ltd.                                   (a)4,100          45
  Hong Kong & China Gas Co., Ltd.                     (a)114,390         140
  Hong Kong Exchanges & Clearing Ltd.                  (a)18,000          27
  Hutchison Whampoa Ltd.                               (a)39,840         384
  Johnson Electric Holdings Ltd.                      (a)186,000         196
  Li & Fung Ltd.                                      (a)232,200         261
  New World Development Co., Ltd.                     (a)120,000         105
  SmarTone Telecommunications
    Holdings Ltd.                                      (a)93,000         111
  Sun Hung Kai Properties Ltd.                         (a)25,500         206
  Wharf Holdings Ltd.                                  (a)18,000          44
----------------------------------------------------------------------------
                                                                       2,143
============================================================================
ITALY (4.4%)
  ENI-Ente Nazionale Idrocarburi S.p.A.                  152,157       1,911
  IntesaBCI S.p.A.                                    (c)435,320       1,091
  Snam Rete Gas S.p.A.                                   239,500         634
  Telecom Italia Mobile S.p.A.                            73,035         408
  Telecom Italia S.p.A.                                   85,743         734
  UniCredito Italiano S.p.A.                             239,974         965
----------------------------------------------------------------------------
                                                                       5,743
============================================================================
JAPAN (19.5%)
  Amada Co., Ltd.                                         90,000         355
  Canon, Inc.                                          (a)22,000         754
  Casio Computer Co., Ltd.                             (c)68,000         293
  Dai Nippon Printing Co., Ltd.                        (a)41,000         408
  Daicel Chemical Industries Ltd.                     (a)136,000         398
  Daifuku Co., Ltd.                                   (c)100,000         403
  Daikin Industries Ltd.                            (a)(c)44,000         687
  Denki Kagaku Kogyo Kabushika Kaisha              (a)(c)120,000         277
  East Japan Railway Co.                                   (a)80         385
  FamilyMart Co., Ltd.                                    20,700         347
  Fuji Machine Manufacturing Co., Ltd.                 (a)25,300         329
  Fuji Photo Film Ltd.                                 (a)20,000         711
  Fujitec Co., Ltd.                                    (a)41,000         130
  Fujitsu Ltd.                                         (a)83,000         601
  Furukawa Electric Co., Ltd.                          (a)54,000         285
  Hitachi Capital Corp.                             (a)(c)36,300         543
  Hitachi High-Technologies Corp.                      (a)14,000         151

    The accompanying notes are an integral part of the financial statements.

                                       59

                                                                       VALUE
                                                          SHARES       (000)
=============================================================================
  Hitachi Ltd.                                         (a)91,000    $    663
  House Foods Corp.                                       20,000         163
  Kaneka Corp.                                         (a)88,000         534
  Kurita Water Industries Ltd.                         (a)39,000         482
  Kyocera Corp.                                         (a)8,200         532
  Kyudenko Corp.                                       (a)25,000          84
  Lintec Corp.                                         (a)34,000         209
  Matsushita Electric Industrial Co., Ltd.             (a)52,000         665
  Minebea Co., Ltd.                                       73,000         391
  Mitsubishi Chemical Corp.                              138,000         292
  Mitsubishi Corp.                                     (a)52,000         336
  Mitsubishi Estate Co., Ltd.                          (a)65,000         473
  Mitsubishi Heavy Industries Ltd.                    (a)153,000         407
  Mitsubishi Logistics Corp.                           (a)20,000         141
  Mitsubishi Tokyo Financial Group, Inc.                    (a)7          47
  Mitsumi Electric Co., Ltd.                           (c)32,000         365
  Nagase & Co., Ltd.                                      27,000         112
  NEC Corp.                                            (a)65,000         660
  Nifco, Inc.                                             37,000         303
  Nintendo Co., Ltd.                                    (a)5,700         993
  Nippon Meat Packers, Inc.                               35,000         369
  Nippon Telegraph & Telephone Corp.                      (a)160         519
  Nissan Motor Co., Ltd.                              (a)119,000         628
  Nissha Printing Co., Ltd.                            (a)32,000         146
  Nisshinbo Industries                                 (a)30,000         111
  Obayashi Corp.                                      (a)105,000         297
  Ono Pharmaceutical Co., Ltd.                            18,000         539
  Ricoh Co., Ltd.                                      (a)42,000         778
  Rinnai Corp.                                         (a)15,700         252
  Rohm Co., Ltd.                                        (a)3,200         413
  Ryosan Co., Ltd.                                     (a)21,000         231
  Sangetsu Co., Ltd.                                    (a)4,000          55
  Sankyo Co., Ltd.                                     (a)38,000         648
  Sanwa Shutter Corp.                                  (a)91,000         196
  Sekisui Chemical Co.                                 (a)70,000         183
  Sekisui House Co., Ltd.                              (a)58,000         418
  Shin-Etsu Polymer Co., Ltd.                          (a)57,000         158
  Sony Corp.                                           (a)15,700         714
  Suzuki Motor Co., Ltd.                               (a)52,000         566
  TDK Corp.                                            (a)10,800         507
  Tokyo Electric Power Co.                             (a)22,700         481
  Toshiba Corp.                                       (a)159,000         543
  Toyota Motor Corp.                                   (a)24,700         623
  Tsubakimoto Chain Co.                                (a)98,000         223
  Yamaha Corp.                                         (a)47,000         346
  Yamanouchi Pharmaceutical Co., Ltd.                  (a)26,000         683
----------------------------------------------------------------------------
                                                                      25,536
============================================================================
NETHERLANDS (5.8%)
  ABN Amro Holding N.V.                                   37,400         603
  Akzo Nobel N.V.                                         16,831         753
  Buhrmann N.V.                                           28,523         314
  CSM N.V.                                                15,666         325
  Gucci Group N.V.                                      (a)1,864         159
  Heineken N.V.                                            4,434         168
  IHC Caland N.V.                                         14,510         679
  ING Groep N.V.                                          52,814       1,349
  Koninklijke (Royal) Philips Electronics
    N.V.                                               (a)56,068       1,669
  Koninklijke Ahold N.V.                                  24,994         728
  Royal KPN N.V.                                         170,592         869
----------------------------------------------------------------------------
                                                                       7,616
============================================================================
NEW ZEALAND (0.1%)
  Telecom Corp. of New Zealand Ltd.                       39,600          82
============================================================================
NORWAY (0.7%)
  Statoil ASA                                             50,574         347
  Telenor ASA                                            144,646         623
----------------------------------------------------------------------------
                                                                         970
============================================================================
PORTUGAL (0.4%)
  Banco Commercial Portugues
    (Registered)                                          68,965         280
  Electricidade de Portugal S.A.                       (a)24,734          54
  Portugal Telecom, SGPS, S.A.                            26,093         203
----------------------------------------------------------------------------
                                                                         537
============================================================================
SINGAPORE (1.3%)
  City Developments Ltd.                                  15,000          49
  DBS Group Holdings Ltd.                              (a)39,965         299
  Keppel Corp., Ltd.                                      32,000          49
  Neptune Orient Lines Ltd. (Foreign)                  (a)82,000          43
  Oversea-Chinese Banking Corp.
    (Foreign)                                          (a)35,800         213
  Sembcorp Logistics Ltd.                                111,000         108
  Singapore Airlines Ltd. (Foreign)                    (a)13,000          78
  Singapore Press Holdings Ltd.                           17,000         201
  Singapore Telecommunications Ltd.                       44,000          42
  United Overseas Bank Ltd.                            (a)57,416         395
  Venture Manufacturing (Singapore) Ltd.                  35,000         252
----------------------------------------------------------------------------
                                                                       1,729
============================================================================
SPAIN (2.9%)
  Amadeus Global Travel Distribution S.A.          (a)(c)118,333         684
  Banco Popular Espanol                                   18,790         618
  Endesa S.A                                           (c)37,529         588
  Telefonica                                             141,339       1,894
----------------------------------------------------------------------------
                                                                       3,784
============================================================================
SWEDEN (2.5%)
  Assa Abloy AB                                           16,599         240
  ForeningsSparbanken AB                                  35,659         444
  Nordea AB                                           (c)263,839       1,402
  Svenska Handelsbanken, Class A                          84,233       1,242
----------------------------------------------------------------------------
                                                                       3,328
============================================================================
SWITZERLAND (8.5%)
  Adecco S.A                                               6,145         335
  AstraZeneca Group plc                                    8,991         414

    The accompanying notes are an integral part of the financial statements.

                                       60

                                                                      VALUE
                                                          SHARES      (000)
=============================================================================
  Cie Financiere Richemont AG, Class A                    35,472   $     660
  Converium Holding AG                                     3,455         168
  Holcim Ltd. (Bearer)                                     3,015         651
  Kaba Holdings AG, Class B (Registered)                   1,775         439
  Nestle S.A. (Registered)                                13,238       2,827
  Novartis AG (Registered)                                45,107       1,633
  Roche Holding AG                                         3,866         276
  Schindler Holding AG (Registered)                          318         457
  Swiss Reinsurance                                        5,765         581
  Syngenta AG                                          (a)22,810       1,183
  UBS AG                                                  30,653       1,549
----------------------------------------------------------------------------
                                                                      11,173
============================================================================
UNITED KINGDOM (28.1%)
  Allied Domecq plc                                      318,986       1,891
  Amvescap plc                                            36,551         527
  AstraZeneca Group plc                                    6,668         301
  BAE Systems plc                                        218,200         983
  Barclays plc                                            39,279       1,301
  BOC Group plc                                           19,986         309
  BP Amoco plc                                            77,146         600
  British American Tobacco plc                           114,886         974
  Cadbury Schweppes plc                                  350,325       2,234
  Centrica plc                                           111,438         360
  Compass Group plc                                       32,897         247
  Diageo plc                                             122,427       1,399
  GlaxoSmithKline plc                                    142,641       3,578
  Great Universal Stores plc                              86,875         816
  Hays plc                                               245,076         742
  HSBC Holdings plc                                       48,110         565
  Imperial Tobacco Group plc                              72,651         958
  Innogy Holdings plc                                    127,600         357
  Lattice Group plc                                   (a)271,570         617
  Lloyds TSB Group plc                                   166,213       1,805
  Prudential Corp. plc                                    53,153         616
  Reckitt Benckiser plc                                   44,186         643
  Reed International plc                                 200,932       1,668
  Rentokil Initial plc                                   483,030       1,941
  Rolls-Royce plc                                        242,427         588
  Sainsbury (J) plc                                      121,755         649
  Scottish & Southern Energy plc                          69,760         620
  Shell Transport & Trading Co., plc                     260,756       1,792
  Smiths Industries plc                                   51,151         504
  SSL International plc                                   79,253         626
  Vodafone Group plc                                   1,632,648       4,273
  Wolseley plc                                            45,425         380
  WPP Group plc                                          185,309       2,051
----------------------------------------------------------------------------
                                                                      36,915
============================================================================
  TOTAL COMMON STOCKS (COST $132,743)                              $ 123,403
============================================================================
PREFERRED STOCKS (0.9%)
GERMANY (0.9%)
  Fresenius Medical Care AG                                9,442         782
  Henkel KGaA-Vorzug                                       7,501         422
-----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,257)                                 1,204
============================================================================
  TOTAL FOREIGN SECURITIES (94.9%) (COST $134,000)                   124,607
============================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
=============================================================================
SHORT-TERM INVESTMENTS (11.6%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED
SECURITIES (4.1%)
  AIM S.T Investment Co.,                             $       75          75
  American Select Cash Reserve Fund,                          75          75
  Evergreen Select Money Market Fund,                         75          75
  Federated Prime Value Fund,                                 75          75
  Goldman Sachs Financial Square
    Money Market Fund,                                        75          75
  Janus Institutional Money Market Fund,                      75          75
  Lehman Brothers, Inc., 1.89%, 1/2/02
    (Repurchase Agreement)                                 4,724       4,724
  Merrill Lynch Premier Institutional Fund,                   75          75
  Merrimac Cash Series Fund,                                  75          75
----------------------------------------------------------------------------
                                                                       5,324
============================================================================
REPURCHASE AGREEMENT (7.5%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02                          (f)9,880       9,880
----------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENT (COST $15,204)                          15,204
============================================================================
FOREIGN CURRENCY (0.1%)
  Australian Dollar             AUD                           36          19
  EuroEUR                       EUR                           44          39
  Hong Kong Dollar              HKD                          167          21
  Japanese Yen                  JPY                        4,116          31
  New Zealand Dollar            NZD                           20           8
  Swedish Krona                 SEK                        1,004          96
----------------------------------------------------------------------------
    TOTAL FOREIGN CURRENCY (COST $214)                                   214
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       61

                                                                       VALUE
                                                                       (000)
=============================================================================
TOTAL INVESTMENTS (106.6%) (COST $149,418)                        $  140,025
============================================================================
OTHER ASSETS (1.5%)
  Cash                                                $        1
  Foreign Withholding Tax Reclaim Receivable                 199
  Receivable for Investments Sold                            149
  Receivable for Portfolio Shares Sold                       881
  Dividends Receivable                                        71
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                        11
  Interest Receivable                                          2
  Other                                                      678       1,992
=============================================================================
LIABILITIES (-8.1%)
  Collateral on Securities Loaned                         (5,324)
  Payable for Portfolio Shares Redeemed                   (4,977)
  Payable for Investments Purchased                         (162)
  Investment Advisory Fees Payable                          (106)
  Custodian Fees Payable                                     (48)
  Administrative Fees Payable                                (23)
  Directors' Fees and Expenses Payable                       (21)
  Distribution Fees, Class B                                  (8)
  Due from Broker                                             (4)
  Other Liabilities                                          (49)    (10,722)
============================================================================
NET ASSETS (100%)                                                  $ 131,295
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $ 156,411
Accumulated Net Investment Loss                                         (56)
Accumulated Net Realized Loss                                       (15,678)
Unrealized Depreciation on Investments,
Futures and Foreign Currency
Translations                                                         (9,382)
----------------------------------------------------------------------------
NET ASSETS                                                          $ 131,295
============================================================================
CLASS A:
NET ASSETS                                                         $ 120,753
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 12,931,377 outstanding $0.001
    par value shares (authorized 500,000,000 shares)               $    9.34
============================================================================
CLASS B:
NET ASSETS                                                         $  10,542
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 1,131,594 outstanding $0.001
    par value shares (authorized 500,000,000 shares)               $    9.32
=============================================================================

(a) --Non-income producing security
(c) --All or portion of security on loan at December 31, 2001 - See Note A-9 to financial Statements
(f) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                                  IN                     NET
   TO                                   EXCHANGE               UNREALIZED
 DELIVER        VALUE     SETTLEMENT       FOR      VALUE      GAIN/(LOSS)
  (000)         (000)        DATE         (000)     (000)         (000)
---------------------------------------------------------------------------
SEK    1,678   $   161     1/02/02  U.S.$    157   $   157      $   (4)
GBP      860     1,247     3/13/02  U.S.$  1,222     1,222         (25)
EUR    1,470     1,307     3/13/02  U.S.$  1,297     1,297         (10)
U.S.$    146       146     1/02/02  NOK    1,319       147           1
U.S.$  1,891     1,891     3/13/02  EUR    2,142     1,905          14
U.S.$  1,718     1,718     3/13/02  GBP    1,209     1,753          35
               -------                            --------     -------
               $ 6,470                             $ 6,481      $   11
               =======                            ========     =======

EUR - Euro
GBP - British Pound
NOK - Norwegian Krone
SEK - Swedish Krona

FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                      NET
                         NUMBER         NOTIONAL                   UNREALIZED
                           OF            VALUE      EXPIRATION     GAIN/LOSS
                        CONTRACTS        (000)         DATE          (000)
-------------------------------------------------------------------------------
LONG:
CAC40 10 Index
(France)                   7           U.S.$ 291      Mar-02        $  11
DAX Index
(Germany)                  3           U.S.$ 347      Mar-02           (1)
FTSE 100 Index
(United
Kingdom)                   8           U.S.$ 607      Mar-02            7
MIB30 Index
(Italy)                    1           U.S.$ 145      Mar-02           (1)
                                                                    -----
                                                                    $  16
                                                                    =====

    The accompanying notes are an integral part of the financial statements.

                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                    PERCENT
                                                   VALUE            OF NET
INDUSTRY                                           (000)            ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense                                U.S.$   1,571         1.2%
Air Freight & Couriers                                       979         0.7
Airlines                                                     183         0.1
Auto Components                                              303         0.2
Automobiles                                                1,817         1.4
Banks                                                     14,754        11.2
Beverages                                                  3,656         2.8
Building Products                                            865         0.7
Chemicals                                                  4,852         3.7
Commercial Services & Supplies                             5,742         4.4
Communications Equipment                                     316         0.2
Computers & Peripherals                                    2,170         1.7
Construction & Engineering                                   779         0.6
Construction Materials                                       651         0.5
Distributors                                                 411         0.3
Diversified Financials                                     3,696         2.8
Diversified Telecommunication Services                     6,718         5.1
Electric Utilities                                         2,143         1.6
Electrical Equipment                                       1,114         0.9
Electronic Equipment & Instruments                         2,186         1.7
Food & Drug Retailing                                      2,127         1.6
Food Products                                              7,660         5.8
Gas Utilities                                              1,751         1.3
Health Care Equipment & Supplies                             626         0.5
Health Care Providers & Services                             782         0.6
Hotels Restaurants & Leisure                                 410         0.3
Household Durables                                         4,249         3.2
Household Products                                           643         0.5
IT Consulting & Services                                     738         0.6
Industrial Conglomerates                                     889         0.7
Insurance                                                  4,290         3.3
Internet & Catalog Retail                                    816         0.6
Leisure Equipment & Products                               2,050         1.6
Machinery                                                  4,060         3.1
Marine                                                       184         0.1
Media                                                      4,524         3.4
Metals & Mining                                              692         0.5
Muti-Utilities                                               318         0.2
Office Electronics                                         1,532         1.2
Oil & Gas                                                  7,314         5.6
Paper & Forest Products                                      355         0.3
Personal Products                                            328         0.3
Pharmaceuticals                                           11,859         9.0
Real Estate                                                1,073         0.8
Road & Rail                                                  385         0.3
Semiconductor Equipment & Products                           987         0.8
Specialty Retail                                              84         0.1
Textiles & Apparel                                         1,075         0.8
Tobacco                                                    1,933         1.5
Trading Companies & Distributors                             828         0.6
Transportation Infrastructure                                108         0.1
Wireless Telecommunication Services                        5,031         3.8
----------------------------------------------------------------------------
                                                   U.S.$ 124,607        94.9%
============================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

INTERNATIONAL SMALL CAP PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Japan                   25.4
United Kingdom          11.2
Netherlands              9.1
Germany                  8.9
Sweden                   5.7
France                   5.0
Switzerland              5.0
New Zealand              4.0
Finland                  3.8
Italy                    3.7
Other                   18.2

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

              International
                Small Cap           MSCI EAFE
               Portfolio-           Small Cap
                 Class A            Index (1)
              -------------         ---------
1992          $  500,000            $500,000
1993          ----------            --------
1994          ----------            --------
1995          ----------            --------
1996          ----------            --------
1997          ----------            --------
1998          ----------            --------
1999          ----------            --------
2000          $1,271,365            $616,942
2001          $1,196,609            $528,781

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)

                                         TOTAL RETURNS(2)
                       ------------------------------------------------
                                              AVERAGE           AVERAGE
                            ONE           ANNUAL FIVE      ANNUAL SINCE
                           YEAR                 YEARS         INCEPTION
-----------------------------------------------------------------------
Portfolio(3)             -5.94%                 5.71%            10.36%
Index                   -14.29                 -6.17              0.62

(1) The MSCI EAFE Small Cap Index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on December 15, 1992

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of small non-U.S. issuers. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2001, the Portfolio had a total return of -5.88% compared to -14.29% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index ").

MARKET REVIEW
Although the Portfolio's absolute rate of return is disappointing, international small caps outperformed international large caps over the year, a repeat of the year 2000. The Portfolio's value bias helped preserve capital better than the Index in a negative year. The Portfolio's underweight to the technology sector, which fell 37% in 2001, was a key positive. Stock selection was particularly strong in healthcare, industrials, consumer staples and consumer discretionary. Top contributors included an Australian hospital operator that has benefited from an improvement in local insurance reimbursement levels and its own consolidation efforts in the sector. Another key contributor was a New Zealand based healthcare equipment and consumer appliance manufacturer. The company has emerged as a global leader in the field of respiratory humidifiers. The company broke its healthcare and consumer appliance divisions into two companies which had the effect of increasing transparency in the higher growth, higher margin healthcare equipment business.

Small cap markets remained volatile over the year and our Portfolio activity reflected the opportunities that volatility and its associated market uncertainty may provide. Going into 2001, the sector weightings of the Portfolio reflected a continued desire to be defensive and conservative with respect to cyclical exposure and balance sheet quality. Interestingly, the sector weightings at the end of 2001 are little changed from the beginning of the year notwithstanding 30% turn-over in the Portfolio over the year. The macro malaise in Japan continued to drive Japanese small caps down in 2001. This provided opportunities through the year to add to our exposure on a selective basis.

MARKET OUTLOOK

Notwithstanding the significant monetary easing undertaken over 2001 by the U.S. and elsewhere, we remain cautious about growth expectations embedded in equity valuations generally. The high beta, cyclical and growth rally in the fourth quarter looks to be pricing in a perfect recovery. Considering the indebtedness of the U.S. consumer (and corporate) we take a less sanguine view on a 'V' shaped recovery that appears to represent the consensus view. Despite International Small Caps outperforming International Large Caps for 2 years running, we continue to be excited about the individual stock mis-pricing that remains a feature (and attraction) of small cap investing outside the United States.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL SMALL CAP PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                       VALUE
                                                          SHARES       (000)
============================================================================
COMMON STOCKS (93.3%)
AUSTRALIA (2.2%)
  Ausdoc Group Ltd.                                    2,951,749   $   3,060
  Neverfail Springwater Ltd.                           1,037,600       1,802
  Ramsay Health Care Ltd.                              1,400,342       3,275
----------------------------------------------------------------------------
                                                                       8,137
============================================================================
AUSTRIA (0.4%)
  Head N.V                                            (a)467,903       1,552
----------------------------------------------------------------------------
BELGIUM (1.0%)
  Omega Pharma S.A.                                       86,400       3,918
----------------------------------------------------------------------------
DENMARK (2.7%)
  Copenhagen Airports A/S                                 66,180       4,289
  Danisco A/S                                            110,700       3,965
  Sydbank A/S                                             36,315       1,871
----------------------------------------------------------------------------
                                                                      10,125
============================================================================
FINLAND (3.8%)
  KCI Konecranes International                            88,058       2,238
  Kone Oyj, Class B                                       54,179       4,010
  Metso Oyj                                              311,377       3,276
  Rapala Normark Corp.                                   855,908       2,481
  Uponor Oyj                                          (a)131,898       2,205
----------------------------------------------------------------------------
                                                                      14,210
============================================================================
FRANCE (5.0%)
  Algeco                                                  41,689       3,234
  Chargeurs                                               32,323       2,160
  Coface                                                  43,961       1,858
  Europeene d'Extincteurs                          (a)(d)131,043         @--
  Europeenne de Casinos                                (d)27,460       1,301
  Neopost S.A.                                        (a)291,010       8,491
  Zodiac S.A.                                             10,700       1,946
----------------------------------------------------------------------------
                                                                      18,990
============================================================================
GERMANY (6.8%)
  Beru AG                                                130,134       5,721
  Ceyoniq AG                                             268,840       1,354
  Escada AG                                            (a)93,655       1,745
  Fraport AG                                              29,356         695
  Kamps AG                                               475,400       3,815
  Marseille-Kliniken AG                                  200,091       1,873
  Mediclin AG                                            413,019       1,473
  MPC Muenchmeyer Petersen
    Capital AG                                           128,109       1,794
  Sartorius AG                                           312,321       1,950
  Techem AG                                           (a)245,086       5,300
----------------------------------------------------------------------------
                                                                      25,720
============================================================================
HONG KONG (1.5%)
  Asia Satellite Telecommunications
    Holdings Ltd.                                   (a)2,490,000       4,151
  Vitasoy International Holdings Ltd.                  9,521,500       1,538
----------------------------------------------------------------------------
                                                                       5,689
============================================================================
IRELAND (0.5%)
  Green Property plc                                     333,796       1,875
----------------------------------------------------------------------------
ITALY (3.7%)
  Cassa di Risparmio di Firenze S.p.A.              (a)2,226,100   $   2,293
  Davide Campari-Milano S.p.A.                           328,650       7,766
  Parmalat Finanziaria S.p.A.                            206,100         557
  SAES Getters S.p.A.                                     86,400         632
  SAES Getters S.p.A.                                     76,800         822
  Sogefi S.p.A.                                          982,500       1,791
----------------------------------------------------------------------------
                                                                      13,861
============================================================================
JAPAN (25.4%)
  Aastsu-DK, Inc.                                        437,100       8,498
  Aiful Corp.                                             43,850       2,824
  Airport Facilities Co., Ltd.                           140,000         517
  Arisawa Manufacturing Co., Ltd.                         99,700       1,666
  Asia Securities Printing Co., Ltd.                     451,000       2,980
  Chiyoda Co., Ltd.                                       14,200          83
  Cosel Co., Ltd.                                        192,500       2,397
  Daibiru Corp.                                          342,000       1,787
  Faith, Inc.                                                 35       1,728
  Fukuda Denshi Co., Ltd.                                156,000       3,672
  Glory Ltd.                                              16,000         253
  Hanshin Department Stores Ltd.                         530,000       1,775
  Hurxley Corp.                                          141,500       1,289
  Jaccs Co., Ltd.                                      1,439,000       4,000
  Maezawa Kasei Industries                               317,200       3,129
  Megane TOP Co., Ltd.                                   115,900       2,020
  Mirai Industry Co., Ltd.                               248,200       1,655
  Nichiha Corp.                                          412,800       3,586
  Nippon Broadcasting System, Inc.                        80,000       2,126
  Nissei Industries                                      304,500       2,127
  Nitta Corp.                                            707,800       4,924
  Osaka Steel Co., Ltd.                                  610,700       2,541
  Osaki Electric Co., Ltd.                          (a)1,181,000       4,708
  Pacific Metals Co., Ltd.                          (a)3,637,000       1,519
  S.T Chemical Co., Ltd.                                  71,000         320
  Shidax Corp.                                             1,360       1,343
  Shinkawa Ltd.                                          244,800       3,352
  Showa Denko K.K                                      1,642,000       1,746
  Sumitomo Osaka Cement Co., Ltd.                      2,613,000       3,790
  Taiyo Ink Manufacturing Co.                             82,800       2,452
  Tasaki Shinju Co., Ltd.                                601,000       1,753
  Tenma Corp.                                            345,000       3,209
  Toc Co.                                              1,296,000       6,929
  Tokyo Kikai Seisakusho Ltd.                            510,000       1,433
  Yomiuri Land Co., Ltd.                               1,192,000       3,567
  Zeon Corp.                                           1,141,000       3,986
----------------------------------------------------------------------------
                                                                      95,684
============================================================================
NETHERLANDS (9.1%)
  BE Semiconductor Industries                            197,745       1,714
  Buhrmann N.V                                           313,053       3,442
  CSM N.V                                                305,200       6,341
  Haslemere N.V                                           47,400       1,982
  Hollandsche Beton Groep N.V                            146,724       1,629

    The accompanying notes are an integral part of the financial statements.

                                       66

                                                                       VALUE
                                                          SHARES       (000)
============================================================================
    IHC Caland N.V.                                      141,641  $    6,631
    International Muller N.V.                            217,532       4,077
    Nutreco Holding N.V.                                 165,841       5,309
    OPG Groep N.V.                                        55,200       1,908
    Samas Groep N.V.                                     231,818       1,447
----------------------------------------------------------------------------
                                                                      34,480
============================================================================
NEW ZEALAND (4.0%)
    Fisher & Paykel Appliances Holdings
      Ltd.                                               336,527       1,417
    Fisher & Paykel Industries Ltd.                      266,666       1,900
    Fletcher Building Ltd.                             4,868,063       5,965
    Frucor Beverages Group Ltd.                     (a)2,165,200       2,076
    Sky City Ltd.                                      1,406,396       3,693
----------------------------------------------------------------------------
                                                                      15,051
============================================================================
NORWAY (1.9%)
  Sparebanken                                            173,648       5,273
  Storebrand ASA                                         295,200       1,713
----------------------------------------------------------------------------
                                                                       6,986
============================================================================
SPAIN (3.4%)
  Amadeus Global Travel Distribution
    S.A.                                              (a)433,800       2,507
  Aurea Concesiones de
  Infraestructuras, S.A.                                 223,640       4,569
  Miquel y Costas & Miquel, S.A.                         269,450       5,850
----------------------------------------------------------------------------
                                                                      12,926
============================================================================
SWEDEN (5.7%)
  Esselte AB, Class B                                    595,500       2,680
  Getinge Industrier AB                                  252,105       4,152
  Haldex AB                                              228,600       1,904
  Hoganas AB, Class B                                 (a)212,640       3,329
  Swedish Match AB                                     1,744,505       9,270
----------------------------------------------------------------------------
                                                                      21,335
============================================================================
SWITZERLAND (5.0%)
  Bobst Group AG                                          35,190         976
  Converium Holding AG                                    20,458         996
  Edipresse (Bearer)                                      13,558       4,743
  Galenica Holding AG (Registered)                         2,927       2,648
  Leica Geosystems AG                                   (a)8,545         791
  Saurer AG (Registered)                                  45,590         825
  TEMENOS Group AG                                        80,299         606
  Valora Holding AG                                       23,296       3,394
  Zehnder Holding AG, Class B                              6,717       3,971
----------------------------------------------------------------------------
                                                                      18,950
============================================================================
UNITED KINGDOM (11.2%)
  Alliance Unichem plc                                   474,855  $    3,588
  British Vita plc                                       700,440       1,979
  Caradon plc                                          1,548,100       2,862
  Cattles plc                                            875,000       3,707
  Devro plc                                            3,773,157       2,994
  Halma plc                                               63,900         143
  Kendell plc                                   (a)(d)33,795,100         @--
  Luminar plc                                            305,000       3,717
  Mentmore Abbey plc                                     362,700         755
  Michael Page International plc                       1,025,571       2,315
  PHS Group plc                                        3,283,000       4,302
  SIG plc                                              1,015,500       4,179
  SMG plc                                                914,516       1,997
  Spirax-Sarco Engineering plc                           538,900       2,968
  SSL International plc                                  617,100       4,874
  The 600 Group plc                                    2,153,700       1,787
----------------------------------------------------------------------------
                                                                      42,167
============================================================================
  TOTAL COMMON STOCKS (COST $401,082)                                351,656
============================================================================
PREFERRED STOCKS (2.1%)
GERMANY (2.1%)
  Dyckerhoff AG                                          156,664       2,095
  Fresenius Medical Care AG                               48,070       3,983
  Wuerttembergische
Metallwarenfabrik AG                                   138,330       1,752
----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $10,106)                                7,830
============================================================================
  TOTAL FOREIGN SECURITIES (95.4%) (COST $411,188)                   359,486
============================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
============================================================================
SHORT-TERM INVESTMENT (4.7%)
REPURCHASE AGREEMENT (4.7%)
J.P. Morgan Securities, Inc., 1.63%,
  dated 12/31/01, due 1/2/02
  (COST $17,874)                                   $   (f)17,874      17,874
----------------------------------------------------------------------------
Foreign Currency (0.0%)
  Euro                             EUR                        15          13
  Hong Kong Dollar                 HKD                       267          35
----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $48)                                       48
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       67

                                                                      VALUE
                                                                       (000)
============================================================================
TOTAL INVESTMENTS (100.1%) (COST $429,110)                          $377,408
============================================================================
OTHER ASSETS (0.9%)
  Receivable for Investments Sold                    $     1,677
  Receivable for Portfolio Shares Sold                       723
  Foreign Withholding Tax Reclaim
    Receivable                                               591
  Dividends Receivable                                       307
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                         8
  Interest Receivable                                          1
  Other                                                       10       3,317
============================================================================
LIABILITIES (-1.0%)
  Payable for Investments Purchased                       (1,443)
  Payable for Portfolio Shares Redeemed                   (1,022)
  Investment Advisory Fees Payable                          (815)
  Bank Overdraft Payable                                    (268)
  Administrative Fees Payable                                (64)
  Custodian Fees Payable                                     (57)
  Directors' Fees and Expenses Payable                       (35)
  Other Liabilities                                          (40)     (3,744)
============================================================================
NET ASSETS (100%)                                                 $  376,981
============================================================================
NET ASSETS CONSIST OF:
  Paid-in Capital                                                 $  428,865
  Accumulated Net Investment Loss                                       (554)
  Accumulated Net Realized Gain                                          394
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                    (51,724)
----------------------------------------------------------------------------
NET ASSETS                                                        $  376,981
============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 25,430,785 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                        $    14.82
============================================================================

(a)  Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @ -- Value is less than $500

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                     IN                  NET
    TO                                      EXCHANGE            UNREALIZED
  DELIVER        VALUE       SETTLEMENT        FOR       VALUE     GAIN
   (000)         (000)          DATE          (000)      (000)    (000)
--------------------------------------------------------------------------
GBP     54      $    78        1/2/02  U.S.  $     78   $    78     $  @--
U.S.$  737          737        1/2/02  EUR        835       745          8
U.S.$  215          215        1/3/02  HKD      1,680       215        @--
                -------                      --------               ------
                $ 1,030                      $  1,038               $    8
                =======                      ========               ======

GBP-- British Pound

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                                      PERCENT
                                                    VALUE             OF NET
INDUSTRY                                            (000)             ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                               U.S.$   1,947            0.5%
Auto Components                                           7,512            2.0
Banks                                                     9,436            2.5
Beverages                                                11,643            3.1
Building Products                                         9,245            2.5
Chemicals                                                13,602            3.6
Commercial Services & Supplies                           41,116           10.9
Construction & Engineering                                7,594            2.0
Construction Materials                                   12,601            3.3
Containers & Packaging                                    4,924            1.3
Diversified Financials                                   12,324            3.3
Diversified Telecommunication Services                    4,151            1.1
Electrical Equipment                                      6,592            1.7
Electronic Equipment & Instruments                        9,990            2.6
Food & Drug Retailing                                     1,289            0.3
Food Products                                            22,981            6.1
Health Care Equipment & Supplies                         21,528            5.7
Health Care Providers & Services                         17,276            4.6
Hotels Restaurants & Leisure                             13,621            3.6
Household Durables                                        3,168            0.8
Insurance                                                 4,568            1.2
Leisure Equipment & Products                              4,033            1.1
Machinery                                                32,400            8.6
Media                                                    17,365            4.6
Metals & Mining                                           7,389            2.0
Mutiline Retail                                           1,775            0.5
Paper & Forest Products                                   5,851            1.6
Real Estate                                              12,573            3.3
Semiconductor Equipment & Products                        5,066            1.3
Software                                                  1,354            0.4
Specialty Retail                                          5,497            1.5
Textiles & Apparel                                        5,658            1.5
Tobacco                                                   9,270            2.5
Trading Companies & Distributors                          4,077            1.1
Transportation Infrastructure                            10,070            2.7
-------------------------------------------------------------------------------
                                                  U.S.$ 359,486           95.4%
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                        INVESTMENT OVERVIEW

JAPANESE VALUE EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Machinery                               11.2%
Household Durables                       9.7
Computers & Peripherals                  7.7
Chemicals                                7.6
Pharmaceuticals                          7.3
Leisure Equipment & Products             7.1
Electric Equipment & Instruments         7.0
Automobiles                              6.7
Office Electronics                       5.3
Construction & Engineering               3.2
Other                                   27.2

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

              Japanese Equity
                 Portfolio-            MSCI Japan
                  Class A              Index (1)
              ---------------          ----------
1994          $500,000                 $500,000
1995          --------                 --------
1996          --------                 --------
1997          --------                 --------
1998          --------                 --------
1999          --------                 --------
2000          $576,383                 $405,344
2001          $403,699                 $286,173

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX(1)

                                            TOTAL RETURNS(2)
                                -------------------------------------
                                                AVERAGE       AVERAGE
                                                 ANNUAL        ANNUAL
                                    ONE            FIVE         SINCE
                                   YEAR           YEARS     INCEPTION
---------------------------------------------------------------------
Portfolio - Class A(3)          -29.96%          -2.87%        -2.74%
Portfolio - Class B(4)          -30.15           -3.19         -2.94
Index - Class A                 -29.40           -8.06         -7.06
Index - Class B                 -29.40           -8.06         -9.24

(1)  The MSCI Japan Index is an unmanaged index of common stocks.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 25, 1994
(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility. Effective May 21, 2001, the Portfolio changed its name from the Japanese Equity Portfolio to the Japanese Value Equity Portfolio.

For the year ended December 31, 2001,the Portfolio had a total return of -29.96% for the Class A shares and -30.15% for the Class B shares compared to -29.40% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index").

MARKET REVIEW

During the year, the environment for equities in Japan was challenging, with a confluence of events affecting the market. First, international blue-chip companies, despite showing relatively strong balance sheets and attractive valuations, were affected negatively by both investor sentiment and perceptions that a slowdown in consumption in the United States and Europe would likely hamper prospects for growth. Second, domestic Japanese institutions, scrambling to raise cash, found leading blue chips to be a key source of funds because their relative cost basis for these securities is lower than current prices.

On a positive note, enthusiastic public support for Junichiro Koizumi, the first Prime Minister elected from an urban constituency in 45 years, has opened an entirely new path for policymaking in Japan. In short, Koizumi's radical plans for the Japanese economy, if successfully implemented, could transform a mercantilist state-centered economy into a new capitalist-based economy promoting individuals over big groups and encourage the creation of new companies over protection of existing big industries. This could provide the foundation for Japanese stocks to make a significant rebound after a decade of stagnation, particularly as valuations such as price-to-book and price-to-cash flow are near 17-year lows.

Within Japan, we have been using rallies in the market to trade into higher-quality names with strong cash positions, strong brands and higher-than-average liquidity, while avoiding the bank sectors, which supported the Portfolio's relative performance for the last 12 months. However, the Portfolio's underweight in transportation and utilities, which are defensive sectors, has adversely affected our returns, therefore over-all the performance underperformed the Index slightly for the year.

MARKET OUTLOOK

We are currently pursuing a defensive strategy in Japan because of its concerns about medium-term market fundamentals. In our opinion, Japanese banks appear to have zero tolerance for non-performing loans in the current global and domestic economic environment and it expects serial large forced corporate bankruptcies in February and March before Japan's fiscal year-end in March 2002.

One encouraging sign is that over the last several months restructuring is gaining momentum - since August 98,000 job cuts have been announced providing some indication that companies, primarily from the electronics industry, are cutting costs aggressively as the economy slows.

Although the next several months would likely produce headlines in business failures, we believe important steps are being taken by the Koizumi administration to revitalize the economy. Despite a weak macro outlook, many Japanese industries such as electronics, semiconductors, autos and pharmaceuticals are still world leaders and therefore to ignore Japan at this time in the economic cycle could peril investments in international portfolios if we begin to see concrete actions to revitalize the economy.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         JAPANESE VALUE EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                        VALUE
                                                        SHARES          (000)
=============================================================================

COMMON STOCKS (97.1%)
AUTO COMPONENTS (1.1%)
  Nifco, Inc.                                           32,000      $     262
-----------------------------------------------------------------------------
AUTOMOBILES (6.7%)
  Nissan Motor Co., Ltd.                               109,000            575
  Suzuki Motor Co., Ltd.                             (a)40,000            436
  Toyota Motor Corp.                                 (a)24,000            605
-----------------------------------------------------------------------------
                                                                        1,616
=============================================================================
BANKS (0.2%)
  Mitsubishi Tokyo Financial Group, Inc.                  (a)8             53
-----------------------------------------------------------------------------
BUILDING PRODUCTS (0.7%)
  Sanwa Shutter Corp.                                (a)80,000            173
-----------------------------------------------------------------------------
CHEMICALS (7.6%)
  Daicel Chemical Industries Ltd.                   (a)117,000            342
  Denki Kagaku Kogyo Kabushika Kaisha               (a)115,000            266
  Kaneka Corp.                                       (a)80,000            485
  Lintec Corp.                                       (a)37,000            227
  Mitsubishi Chemical Corp.                            130,000            276
  Shin-Etsu Polymer Co., Ltd.                        (a)80,000            221
-----------------------------------------------------------------------------
                                                                        1,817
=============================================================================
COMMERCIAL SERVICES & SUPPLIES (1.8%)
  Dai Nippon Printing Co., Ltd.                      (a)35,000            348
  Nissha Printing Co., Ltd.                          (a)20,000             91
-----------------------------------------------------------------------------
                                                                          439
=============================================================================
COMPUTERS & PERIPHERALS (7.7%)
  Fujitsu Ltd.                                       (a)74,000            536
  Mitsumi Electric Co., Ltd.                            26,000            297
  NEC Corp.                                          (a)52,000            528
  Toshiba Corp.                                     (a)140,000            478
-----------------------------------------------------------------------------
                                                                        1,839
=============================================================================
CONSTRUCTION & ENGINEERING (3.2%)
  Kurita Water Industries Ltd.                       (a)33,000            408
  Obayashi Corp.                                    (a)110,000            311
  Sanki Engineering                                  (a)12,000             58
-----------------------------------------------------------------------------
                                                                          777
=============================================================================
DISTRIBUTORS (0.7%)
  Hitachi High-Technologies Corp.                    (a)15,000            162
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (2.3%)
  Hitachi Capital Corp.                              (a)37,200            557
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
  Nippon Telegraph & Telephone Corp.                    (a)161            522
-----------------------------------------------------------------------------
ELECTRIC UTILITIES (2.1%)
  Tokyo Electric Power Co.                           (a)24,300            515
-----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.7%)
  Furukawa Electric Co., Ltd.                        (a)51,000            269
  Kyudenko Corp.                                     (a)40,000            134
-----------------------------------------------------------------------------
                                                                          403
=============================================================================
ELECTRONIC EQUIPMENT & Instruments (7.0%)
  Hitachi Ltd.                                       (a)75,000            547
  Kyocera Corp.                                       (a)7,000            454
  Ryosan Co., Ltd.                                   (a)22,400            247
=============================================================================
  TDK Corp.                                           (a)9,200            432
-----------------------------------------------------------------------------
                                                                        1,680
=============================================================================
FOOD & DRUG RETAILING (1.6%)
  FamilyMart Co., Ltd.                                  22,400            375
-----------------------------------------------------------------------------
FOOD PRODUCTS (2.0%)
  House Foods Corp.                                     25,000            204
  Nippon Meat Packers, Inc.                             25,000            264
-----------------------------------------------------------------------------
                                                                          468
=============================================================================
HOUSEHOLD DURABLES (9.7%)
  Casio Computer Co., Ltd.                              55,000            237
  Matsushita Electric Industrial Co., Ltd.           (a)47,000            601
  Rinnai Corp.                                       (a)16,000            256
  Sangetsu Co., Ltd.                                  (a)5,000             68
  Sekisui Chemical Co.                               (a)72,000            189
  Sekisui House Co., Ltd.                            (a)54,000            390
  Sony Corp.                                         (a)12,900            587
-----------------------------------------------------------------------------
                                                                        2,328
=============================================================================
LEISURE EQUIPMENT & PRODUCTS (7.1%)
  Fuji Photo Film Ltd.                               (a)17,000            604
  Nintendo Co., Ltd.                                  (a)4,800            837
  Yamaha Corp.                                       (a)37,000            272
-----------------------------------------------------------------------------
                                                                        1,713
=============================================================================
MACHINERY (11.2%)
  Amada Co., Ltd.                                       84,000            332
  Daifuku Co., Ltd.                                     85,000            342
  Daikin Industries Ltd.                             (a)34,000            531
  Fuji Machine Manufacturing Co., Ltd.               (a)21,000            273
  Fujitec Co., Ltd.                                  (a)45,000            143
  Minebea Co., Ltd.                                     70,000            375
  Mitsubishi Heavy Industries Ltd.                  (a)158,000            420
  Tsubakimoto Chain Co.                             (a)120,000            273
-----------------------------------------------------------------------------
                                                                        2,689
=============================================================================
MARINE (0.5%)
  Mitsubishi Logistics Corp.                         (a)18,000            127
-----------------------------------------------------------------------------
OFFICE ELECTRONICS (5.3%)
  Canon, Inc.                                        (a)19,000            651
  Ricoh Co., Ltd.                                    (a)33,000            611
-----------------------------------------------------------------------------
                                                                        1,262
=============================================================================
PHARMACEUTICALS (7.3%)
  Ono Pharmaceutical Co., Ltd.                          16,000            479
  Sankyo Co., Ltd.                                   (a)37,000            631
  Yamanouchi Pharmaceutical Co., Ltd.                (a)24,000            630
-----------------------------------------------------------------------------
                                                                        1,740
=============================================================================
REAL ESTATE (2.1%)
  Mitsubishi Estate Co., Ltd.                        (a)68,000            495
-----------------------------------------------------------------------------
ROAD & RAIL (1.4%)
  East Japan Railway Co.                                 (a)70            336
-----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
  Rohm Co., Ltd.                                      (a)3,000            388
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       71

                                                                        VALUE
                                                        SHARES          (000)
=============================================================================
TEXTILES & APPAREL (0.3%)
  Nisshinbo Industries                               (a)22,000      $      81
-----------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.0%)
  Mitsubishi Corp.                                   (a)50,000            323
  Nagase & Co., Ltd.                                    37,000            153
-----------------------------------------------------------------------------
                                                                          476
=============================================================================
  TOTAL COMMON STOCKS (COST $33,732)                                   23,293
=============================================================================

                                                          FACE
                                                        AMOUNT
                                                         (000)
=============================================================================
SHORT-TERM INVESTMENT (6.2%)
REPURCHASE AGREEMENT (6.2%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02
    (COST $1,469)                                   $ (f)1,469          1,469
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (COST $35,201)                              24,762
=============================================================================
OTHER ASSETS (0.0%)
  Cash                                                       1
  Dividends Receivable                                       2
  Other                                                      3              6
=============================================================================
LIABILITIES (-3.3%)
  Payable for Portfolio Shares Redeemed                   (713)
  Investment Advisory Fees Payable                         (15)
  Directors' Fees and Expenses Payable                     (14)
  Custodian Fees Payable                                    (7)
  Administrative Fees Payable                               (6)
  Distribution Fees, Class B                                (2)
  Other Liabilities                                        (33)          (790)
=============================================================================
NET ASSETS (100%)                                                     $23,978
=============================================================================

                                                                        VALUE
                                                                        (000)
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $  71,112
Accumulated Net Investment Loss                                          (151)
Accumulated Net Realized Loss                                         (36,544)
Unrealized Depreciation on Investments                                (10,439)
-----------------------------------------------------------------------------
NET ASSETS                                                          $  23,978
=============================================================================
CLASS A:
NET ASSETS                                                          $  22,921
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE

  Applicable to 4,365,947 outstanding $0.001 par value shares       $    5.25
    (authorized 500,000,000 shares)
=============================================================================
CLASS B:
NET ASSETS                                                          $   1,057
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE

  Applicable to 203,976 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                                 $   5.18
=============================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW

LATIN AMERICAN PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Mexico          48.0%
Brazil          40.9
Chile            6.9
Argentina        0.7
Venezuela        0.4
Other            3.1

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

                                   MSCI Emerging        MSCI Emerging
              Latin American        Markets Free         Markets Free
                Portfolio-         Latin American           Gross
                 Class A              Index (1)            Index (2)
              --------------       --------------       --------------
1995          $500,000                 $500,000             $500,000
1996          --------                 --------             --------
1997          --------                 --------             --------
1998          --------                 --------             --------
1999          --------                 --------             --------
2000          $866,326                 $659,428             --------
2001          $853,504                 $655,208             $630,127

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX (1) AND THE MSCI EMERGING MARKETS FREE LATIN AMERICA GROSS INDEX (2)

                                            TOTAL RETURNS(2)
                                   --------------------------------
                                              AVERAGE      AVERAGE
                                               ANNUAL       ANNUAL
                                       ONE       FIVE        SINCE
                                      YEAR      YEARS    INCEPTION
-------------------------------------------------------------------
Portfolio - Class A (4)             -1.48%      4.65%        7.99%
Portfolio - Class B (5)             -1.77       4.45         9.99
MSCI Emerging Markets Free Latin
  America Index - Class A           -0.64       2.39         3.49
MSCI Emerging Markets Free Latin
  America Index - Class B           -0.64       2.39         5.04
MSCI Emerging Markets Free Latin
  America Gross Index - Class A     -0.39       2.44         3.53
MSCI Emerging Markets Free Latin
  America Gross Index - Class B     -0.39       2.44         5.08

(1) The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
(2) The MSCI Emerging Markets Free Latin America Gross Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The gross dividends reinvested series approximate the maximum possible dividend reinvestment.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on January 18, 1995
(5)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return of -1.48% for the Class A shares and -1.77% for the Class B shares compared to -0.64% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index and -0.39% for the MSCI Emerging Markets Free Latin America Gross Index.

MARKET REVIEW

During the first quarter 2001,investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other Emerging Markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. Latin American markets rebounded during the second quarter of 2001 fueled by several U.S. interest rate easings as well as the significant investment during the month of May by a major bank into the Mexican banking sector. In the third quarter of 2001, Latin American equity markets fell sharply along with global equity markets in the aftermath of the September 11 attacks in the U.S., driven by heightened risk aversion and a deteriorating economic outlook. During September, the Latin American equities fell 16.0%and ended the quarter down 23.5%. Earlier in the third quarter of 2001,markets were led lower due to default fears in Argentina and concerns over the economic slowdown in Mexico and Brazil. Latin America markets gained 11.2% in December and ended the fourth quarter of 2001 up 22.5%. Latin equities were supported by continued optimism of a U.S. led economic recovery in 2002 and improving fundamentals in Brazil and Mexico. Argentina underperformed for much of the year before surging 52.9% in December as local investors, due to capital controls, poured money into the market buying shares of companies in an attempt to buy real assets with intrinsic value expected to survive a currency devaluation. Following the collapse of the de La Rua government, capital controls were imposed raising concerns that the country may have to abandon the Peso's peg with the U.S. dollar.

Early in the year we reduced our exposure in Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. We added to Mexico during the second quarter funded by trimming our position in Brazil as Mexico was seen as a safe haven. We believe that Brazil suffers from the lingering concerns over Argentina, the weakening of the Real, and the negative macroeconomic and political impact of the electricity rationing program. During the third quarter, within Brazil, we added to banking and oil stocks given their relatively stable earnings outlook and defensive characteristics. During the fourth quarter, we added to our overweight position in Mexico given our expectations that much of the uncertainty over tax reform and economic recovery is reflected in current valuations, which we believe are attractive relative to historical and regional standards. In addition, Mexico's interest rates have hit all-time lows, the recession is not deepening and the impact from the fall in the price of oil should be minimal given that only 10% of export revenues come from oil exports. In Brazil, we increased our exposure to select telecom and utility stocks, which we believe offer a relatively stable earning outlook in the current economic environment. In Chile, we added to our position in the country's largest telephone company.

MARKET OUTLOOK

We remain positive overall on Latin American markets. In the near-term we feel that Brazil has limited upside since it has recovered very strongly (up over 37% from September 21st lows) and its fundamental outlook remains mixed. The Argentine default has occurred and Brazil has performed better as a result. Brazil's future success is in our view contingent on a minimal of $16 billion in foreign direct investment flows in 2002. Nevertheless, this near-term trading environment does not change our positive long-term posture given the strong global liquidity, cheap valuations and corporate restructuring which we believe should continue to support selected Latin American countries. We believe the cyclical bottom is forming in the U.S. and, as a result, we maintain our global view that the turnaround in growth (and thus Latin American markets) has begun to point to an (anemic) recovery.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         LATIN AMERICAN PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                        VALUE
                                                          SHARES        (000)
=============================================================================
COMMON STOCKS (96.9%)
ARGENTINA (0.7%)
  Quilmes Industrial S.A. ADR                             13,802  $       165
-----------------------------------------------------------------------------
BRAZIL (40.9%)
  Aracruz Celulose ADR                                    17,026          310
  Banco Bradesco (Preferred)                          77,237,607          418
  Banco Bradesco S.A. ADR                                  6,608          170
  Banco Itau (Preferred)                           (a)10,255,650          781
  Banco Nacional S.A. (Preferred)               (a)(d)11,847,000          @--
  Brasil Telecom
    Participacoes (Preferred)                         21,787,632          172
  Brazil Telecom S.A. (Preferred)                  (a)34,714,379          198
  Celular CRT (Preferred)                             (a)620,560          134
  CEMIG (Preferred)                                (a)20,363,386          291
  CEMIG ADR (Preferred)                                (a)11,494          167
  Cia Siderurgica Nacional                            14,588,000          230
  Cia Siderurgica Nacional ADR                             3,300           53
  Companhia de Bebidas das
    Americas (Preferred)                                 875,000          180
  Companhia de Bebidas das
  Americas ADR                                         (a)32,836          666
  Compangia Paranaense De Energia
    - Copel, Class B (Preferred)                   (a)25,395,880          185
  Compangia Paranaense De Energia
    - Copel, Class B ADR (Preferred)                       7,249           57
  CVRD                                                  (a)5,000          112
  CVRD (Bonus Shares)                                     34,986           --
  CVRD ADR (Preferred)                                     4,413          104
  CVRD, Class A (Preferred)                            (a)22,414          521
  Eletrobras                                        (a)8,415,350          121
  Eletrobras ADR                                           1,370           10
  Eletrobras, Class B (Preferred)                  (a)35,499,061          479
  Eletrobras, Class B ADR (Preferred)                        650            4
  Embratel Participacoes (Preferred)                  10,056,800           43
  Embratel Participacoes ADR                              20,525           85
  Empresa Brasileira de
    Aeronautica S.A. ADR                                   9,900          219
  Gerdau (Preferred)                               (a)23,385,864          217
  Itausa-Investimentos Itau
    S.A. (Preferred)                                  (a)241,521          227
  Lojas Arapua (Preferred)                  (a)(d)(e)10,0009,300          @--
  Lojas Arapua S.A. GDR (Preferred)              (a)(d)(e)13,460          @--
  Petrobras                                                7,426          169
  Petrobras (Preferred)                                   20,677          458
  Petrobras ADR                                           43,750        1,019
  Petrobras ADR (Preferred)                               17,200          382
  Tele Centro Oeste Celular
    Participacoes S.A. ADR                                41,500          290
  Tele Norte Celular (Preferred)                      34,991,001           16
  Tele Norte Celular S.A. ADR                              1,300           30
  Telemar (Preferred)                                  3,436,000           54
  Telemar ADR                                             21,806          341
  Telemar Norte Leste S.A., Class A
    (Preferred)                                     (a)7,047,000          183
  Telemig Celular (Preferred)                         23,903,000  $        43
  Telemig Celular ADR                                        578           22
  Telesp Celular (Preferred)                           3,509,884           13
  Telesp Celular ADR                                      10,770          100
  Unibanco GDR (Preferred)                                 8,119          181
  Votorantim Celulose e Papel
    S.A. (Preferred)                                (a)1,326,000           46
  Votorantim Celulose e Papel S.A
    ADR                                                 (a)7,140          126
-----------------------------------------------------------------------------
                                                                        9,627
=============================================================================
CHILE (6.9%)
  Banco de A. Edwards ADR                                 12,718          221
  Banco Santander ADR                                      4,270           80
  Banco Santiago ADR                                       4,903          109
  CCU ADR                                              (a)10,794          192
  CIA de Telecomunicaciones
    de Chile ADR                                       (a)35,419          477
  D&S ADR                                                  6,821           89
  Endesa ADR                                              14,385          149
  Enersis ADR                                             17,396          231
  Quinenco ADR                                            10,219           75
-----------------------------------------------------------------------------
                                                                        1,623
=============================================================================
MEXICO (48.0%)
  Alfa, Class A                                          204,299          230
  America Movil S.A. de C.V. ADR                          88,323        1,721
  Bancomer, Class O                                   (a)808,061          743
  Banorte, Class O                                    (a)112,193          236
  Carso Global Telecom                                 (a)57,636          126
  Carso, Class A1                                      (a)45,084          150
  Cemex CPO ADR                                           22,747          562
  Cemex S.A                                               73,700          371
  Femsa                                                    7,100           24
  Femsa ADR                                               17,595          608
  Grupo Aeroportuario de
    Sureste S.A. de C.V                               (a)168,700          256
  Grupo Aeroportuario de
    Sureste S.A. de C.V., ADR                           (a)3,110           48
  Grupo Mexico S.A., Class B                              31,120           31
  Grupo Modelo S.A., Class C                              97,514          219
  Kimberly-Clark, Class A                                239,262          720
  Panamerican Beverages, Inc.,
    Class A                                                6,450           96
  Tamsa ADR                                               22,159          198
  Televisa CPO ADR                                     (a)25,104        1,084
  Telmex, Class L ADR                                     71,770        2,513
  Walmart de Mexico ADR                                      980           27
  Walmart de Mexico, Class C                             100,500          236
  Walmart de Mexico, Class V                             394,180        1,079
-----------------------------------------------------------------------------
                                                                       11,278
=============================================================================
VENEZUELA (0.4%)
  CANTV ADR                                             (a)6,684           94
-----------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $25,242)                                   22,787
=============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       75

                                                            FACE
                                                          AMOUNT        VALUE
                                                           (000)        (000)
=============================================================================
  TOTAL FOREIGN SECURITIES (96.9%) (COST $25,242)                 $    22,787
=============================================================================
SHORT-TERM INVESTMENT (6.8%)
REPURCHASE AGREEMENT (6.8%)
  J.P. Morgan Securities, Inc.,
    1.63%, dated 12/31/01, due
    1/2/02 (COST $1,592)                            $   (f)1,592        1,592
FOREIGN CURRENCY (0.1%)
  Argentine Peso              ARS                              2            3
  Brazilian Real              BRL                             52           22
  Mexican Peso                MXN                            130           14
-----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $39)                                        39
=============================================================================
TOTAL INVESTMENTS (103.8%) (COST $26,873)                              24,418
=============================================================================
OTHER ASSETS (0.4%)
  Cash                                               $         1
  Dividends Receivable                                        81
  Receivable for Portfolio Shares Sold                         3           85
=============================================================================
LIABILITIES (-4.2%)
  Payable for Investments Purchased                         (660)
  Net Unrealized Loss on Foreign Currency                   (211)
  Exchange Contracts
  Investment Advisory Fees Payable                           (28)
  Custodian Fees Payable                                     (25)
  Directors' Fees and Expenses Payable                        (5)
  Administrative Fees Payable                                 (5)
  Other Liabilities                                          (45)        (979)
=============================================================================
NET ASSETS (100%)                                                 $    23,524
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $    50,687
Undistributed Net Investment Income                                       210
Accumulated Net Realized Loss                                         (24,708)
Unrealized Depreciation on Investments and
Foreign Currency
  Translations                                                         (2,665)
-----------------------------------------------------------------------------
NET ASSETS                                                        $    23,524
=============================================================================
CLASS A:
NET ASSETS                                                        $    22,699
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 2,497,963 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                        $      9.09
=============================================================================
CLASS B:
NET ASSETS                                                        $       825
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 90,687 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                               $      9.10
=============================================================================

(a)  Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(e)  144A security - certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @ Value is less than $500.
 ADR - American Depositary Receipt
 GDR - Global Depositary Receipt

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                               IN                     NET
     TO                               EXCHANGE               UNREALIZED
   DELIVER     VALUE     SETTLEMENT      FOR       VALUE     GAIN/(LOSS)
    (000)      (000)        DATE        (000)      (000)       (000)
------------------------------------------------------------------------
MXN   28,425   $ 3,103     1/18/02  U.S.$  2,810  $   2,810   $(293)
U.S.$  2,263     2,263     1/18/02  MXN   21,482      2,345      82
               -------                            ---------   -----
               $ 5,366                            $   5,155   $(211)
               =======                            =========   =====

                SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                      CLASSIFICATION -- DECEMBER 31, 2001

                                                                    PERCENT
                                                     VALUE           OF NET
INDUSTRY                                             (000)           ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense                                  U.S.$219             0.9%
Banks                                                   2,937            12.5
Beverages                                               2,151             9.2
Construction Materials                                    933             4.0
Diversified  Telecommunication Services                 4,286            18.2
Electric Utilities                                      1,694             7.2
Energy Equipment & Services                               198             0.8
Food & Drug Retailing                                      89             0.4
Industrial Conglomerates                                  682             2.9
Media                                                   1,084             4.6
Metals & Mining                                         1,269             5.4
Mutiline Retail                                         1,342             5.7
Oil & Gas                                               2,028             8.6
Paper & Forest Products                                 1,202             5.1
Transportation Infrastructure                             305             1.3

Wireless Telecommunication Services                     2,368            10.1
-----------------------------------------------------------------------------
                                                  U.S.$22,787            96.9%
=============================================================================

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

EQUITY GROWTH PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Technology                                  25.1%
Health Care                                 20.0
Industrials                                 15.0
Financials                                  12.0
Consumer Discretionary                      11.6
Consumer Staples                             9.3
Information Technology                       3.0
Utilities                                    1.1
Energy                                       1.0
Other                                        1.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

              Equity Growth
                Portfolio-           S&P 500
                 Class A            Index (1)
              -------------        ----------
1991          $  500,000           $  500,000
10/31/92      ----------           ----------
12/31/92      ----------           ----------
1993          ----------           ----------
1994          ----------           ----------
1995          ----------           ----------
1996          ----------           ----------
1997          ----------           ----------
1998          ----------           ----------
1999          ----------           ----------
2000          $2,387,033           $2,179,391
2001          $2,029,694           $1,920,479

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                             TOTAL RETURNS(2)
                                 ---------------------------------------
                                          AVERAGE   AVERAGE      AVERAGE
                                           ANNUAL    ANNUAL       ANNUAL
                                  ONE        FIVE       TEN        SINCE
                                 YEAR       YEARS     YEARS    INCEPTION
------------------------------------------------------------------------
Portfolio - Class A(3)         -14.97%     10.38%    13.65%       13.91%
Portfolio - Class B(4)         -15.26      10.08       N/A        13.20
Index - Class A                -11.88      10.70     12.93        13.12
Index - Class B                -11.88      10.70       N/A        12.52

(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on April 2, 1991
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2001, the Portfolio had a total return of -14.97% for the Class A shares and -15.26% for the Class B shares compared to -11.88% for the S&P 500 Index (the "Index").

MARKET REVIEW

The Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double-digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.

For the year the Portfolio lagged the Index as a result of stock selection. The Portfolio was, on average, 5% overweight in technology, the largest sector in the Portfolio, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year, we increased emphasis on larger, more established companies dominant in their respective markets.

Stock selection in telecommunication services, which was less than 5% of the Portfolio, also detracted from performance.

Industrials, which were the largest overweight and second largest sector, averaging 19% of the Portfolio also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the Index sector return. The Portfolio was also overweight healthcare, averaging 20% of the Portfolio, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market. We believe that the stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has in our view pushed valuations ahead of business momentum.

MARKET OUTLOOK

It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002, if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         EQUITY GROWTH PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                         SHARES            (000)
================================================================================
COMMON STOCKS (98.1%)
CONSUMER DISCRETIONARY (11.6%)
HOTELS RESTAURANTS & LEISURE (0.4%)
  International Game Technology                       (c)51,313     $      3,505
--------------------------------------------------------------------------------
MEDIA (3.8%)
  AOL Time Warner, Inc.                              (a)466,650           14,980
  AT&T-Liberty Media Corp., Class A                     810,100           11,341
  Viacom, Inc., Class B                                 114,700            5,064
--------------------------------------------------------------------------------
                                                                          31,385
================================================================================
RETAIL (3.8%)
  BJ's Wholesale Club, Inc.                          (a)108,813            4,798
  Costco Wholesale Corp.                                153,688            6,821
  Dollar Tree Stores, Inc.                         (a)(c)76,613            2,368
  TJX Cos., Inc.                                      (c)42,500            1,694
  Wal-Mart Stores, Inc.                                 268,638           15,460
--------------------------------------------------------------------------------
                                                                          31,141
================================================================================
SERVICES: COMMERCIAL (0.2%)
  Weight Watchers International, Inc.,                (a)49,200            1,664
--------------------------------------------------------------------------------
SPECIALTY RETAIL (3.4%)
  Home Depot, Inc.                                      473,775           24,167
  The Limited, Inc.                                     127,188            1,872
  Tiffany & Co.                                          67,700            2,131
--------------------------------------------------------------------------------
                                                                          28,170
================================================================================
                                                                          95,865
================================================================================
CONSUMER STAPLES (9.3%)
BEVERAGES (4.5%)
  Anheuser Busch Cos., Inc.                             356,900           16,136
  Coca Cola Co.                                          79,963            3,770
  PepsiCo, Inc.                                         361,820           17,617
--------------------------------------------------------------------------------
                                                                          37,523
================================================================================
FOOD & DRUG RETAILING (1.0%)
  Safeway, Inc.                                      (a)143,588            5,995
  Walgreen Co.                                           69,700            2,346
--------------------------------------------------------------------------------
                                                                           8,341
================================================================================
FOOD PRODUCTS (1.6%)
  Kraft Foods, Inc.                                     377,400           12,843
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.3%)
  Colgate-Palmolive Co.                                  96,363            5,565
  Procter & Gamble Co.                                   67,713            5,358
--------------------------------------------------------------------------------
                                                                          10,923
================================================================================
TOBACCO (0.9%)
  Philip Morris Cos., Inc.                              162,000            7,427
--------------------------------------------------------------------------------
                                                                          77,057
================================================================================
ENERGY (1.0%)
ENERGY EQUIPMENT & SERVICES (0.6%)
  Baker Hughes, Inc.                                    131,275            4,787
OIL & GAS (0.4%)
  Anadarko Petroleum Corp.                               61,488            3,496
--------------------------------------------------------------------------------
                                                                           8,283
================================================================================
FINANCIALS (12.0%)
BANKS (1.3%)
  Bank of New York Co., Inc.                             61,500            2,509
  Fifth Third Bancorp                                   137,400            8,427
--------------------------------------------------------------------------------
                                                                          10,936
================================================================================
DIVERSIFIED FINANCIALS (8.6%)
  Capital One Financial Corp.                         (c)75,863            4,093
  Citigroup, Inc.                                       507,804           25,634
  Federal Home Loan Mortgage Corp.                      502,488           32,863
  Goldman Sachs Group, Inc.                              88,163            8,177
--------------------------------------------------------------------------------
                                                                          70,767
================================================================================
INSURANCE (2.1%)
  American International Group, Inc.                    223,550           17,750
--------------------------------------------------------------------------------
                                                                          99,453
================================================================================
HEALTH CARE (20.0%)
BIOTECHNOLOGY (0.3%)
  MedImmune, Inc.                                     (c)49,200            2,281
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
  Applera Corp. - Applied Biosystems
    Group                                             (c)32,800            1,288
  Baxter International, Inc.                             73,800            3,958
  Medtronic, Inc.                                       180,525            9,245
--------------------------------------------------------------------------------
                                                                          14,491
================================================================================
HEALTH CARE PROVIDERS & SERVICES (3.8%)
  Cardinal Health, Inc.                               (c)34,900            2,257
  HCA - The Healthcare Company                       (c)252,300            9,724
  Laboratory Corp of America Holdings                (c)178,200           14,407
  Quest Diagnostics, Inc.                             (c)74,000            5,306
--------------------------------------------------------------------------------
                                                                          31,694
================================================================================
PHARMACEUTICALS (14.2%)
  Abbott Laboratories                                (a)112,813            6,289
  American Home Products Corp.                          301,913           18,525
  AmerisourceBergen Corp.                             (c)59,100            3,756
  Bristol-Myers Squibb Co.                              156,664            7,990
  Eli Lilly & Co.                                        55,363            4,348
  Johnson & Johnson                                     254,700           15,053
  Merck & Co., Inc.                                     225,600           13,265
  Pfizer, Inc.                                        1,003,700           39,998
  Pharmacia Corp.                                    (c)144,927            6,181
  Schering-Plough Corp.                                  51,275            1,836
--------------------------------------------------------------------------------
                                                                         117,241
================================================================================
                                                                         165,707
================================================================================
INDUSTRIALS (15.0%)
AEROSPACE & DEFENSE (1.2%)
  Alliant Techsystems, Inc.                           (a)52,000            4,014
  Raytheon Co.                                          172,300            5,595
--------------------------------------------------------------------------------
                                                                           9,609
================================================================================
COMMERCIAL SERVICES & SUPPLIES (1.5%)
  Concord EFS, Inc.                                  (c)203,100            6,658

    The accompanying notes are an integral part of the financial statements.

                                       79

                                                                           VALUE
                                                         SHARES            (000)
================================================================================
First Data Corp.                                         77,425     $      6,074
--------------------------------------------------------------------------------
                                                                          12,732
================================================================================
INDUSTRIAL CONGLOMERATES (12.3%)
  General Electric Co.                                  974,200           39,046
  Tyco International Ltd.                          (c)1,070,500           63,052
--------------------------------------------------------------------------------
                                                                         102,098
================================================================================
                                                                         124,439
================================================================================
INFORMATION TECHNOLOGY (3.0%)
AEROSPACE & DEFENSE (1.9%)
  General Dynamics Corp.                                203,000           16,167
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
  QUALCOMM, Inc.                                     (a)110,738            5,592
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.4%)
  Applied Materials, Inc.                             (a)75,863            3,042
--------------------------------------------------------------------------------
                                                                          24,801
================================================================================
TECHNOLOGY (25.1%)
BIOTECHNOLOGY (2.2%)
  Amgen, Inc.                                        (a)147,713            8,337
  Gilead Sciences, Inc.                            (a)(c)63,600            4,180
  Idec Pharmaceuticals Corp.                       (a)(c)79,963            5,512
--------------------------------------------------------------------------------
                                                                          18,029
================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.5%)
  Celgene Corp.                                       (a)52,050            1,662
  Invitrogen Corp.                                 (a)(c)36,950            2,288
--------------------------------------------------------------------------------
                                                                           3,950
================================================================================
COMMUNICATION EQUIPMENT (0.2%)
  Brocade Communications Systems,
    Inc.                                           (a)(c)55,400            1,835
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.4%)
  Cisco Systems, Inc.                                (a)980,375           17,755
  Motorola, Inc.                                        139,425            2,094
--------------------------------------------------------------------------------
                                                                          19,849
================================================================================
COMPUTERS & PERIPHERALS (4.5%)
  Dell Computer Corp.                                (a)377,350           10,256
  EMC Corp.                                          (a)207,100            2,783
  International Business Machines Corp.                 155,900           18,858
  Sun Microsystems, Inc.                             (a)406,100            4,995
--------------------------------------------------------------------------------
                                                                          36,892
================================================================================
COMPUTERS (SOFTWARE & SERVICES) (1.7%)
  Affiliated Computer Services, Inc.                  (a)24,600            2,611
  Intuit, Inc.                                       (a)153,863            6,582
  Peoplesoft, Inc.                                   (a)116,900            4,699
  VeriSign, Inc.                                   (a)(c)16,400              624
--------------------------------------------------------------------------------
                                                                          14,516
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
  AT&T Wireless Services, Inc.                       (c)143,600            2,063
  Sprint Corp. (PCS Group)                           (c)211,238            5,156
  Verizon Communications, Inc.                          138,556            6,576
  WorldCom, Inc. - WorldCom Group                    (a)170,850            2,406
--------------------------------------------------------------------------------
                                                                          16,201
================================================================================
ELECTRONICS:SEMI-CONDUCTORS/COMPONENTS (0.8%)
  Altera Corp.                                       (a)131,238            2,785
  Analog Devices, Inc.                             (a)(c)80,000            3,551
--------------------------------------------------------------------------------
                                                                           6,336
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.1%)
  Intel Corp.                                           976,300           30,705
  Texas Instruments, Inc.                               342,475            9,589
  Xilinx, Inc.                                        (a)59,488            2,323
--------------------------------------------------------------------------------
                                                                          42,617
================================================================================
SOFTWARE (5.7%)
  Microsoft Corp.                                    (a)529,138           35,055
  Oracle Corp.                                       (a)590,700            8,158
  VERITAS Software Corp.                              (a)89,199            3,999
                                                                          47,212
--------------------------------------------------------------------------------
                                                                         207,437
================================================================================
UTILITIES (1.1%)
UTILITIES: TELECOMMUNICATIONS (1.1%)
  SBC Communications, Inc.                              225,600            8,837
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $777,740)                                    811,879
================================================================================

                                                           FACE
                                                         AMOUNT
                                                          (000)
================================================================================
SHORT-TERM INVESTMENTS (10.2%)
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
LOANED SECURITIES (8.1%)
  AIM S.T Investment Co.,                          $      2,000            2,000
  American Select Cash Reserve Fund,                      2,000            2,000
  Dexia Bank, 1.79%, 5/24/02                             10,000            9,999
  Evergreen Select Money Market
    Fund,                                                 2,000            2,000
  Federated Prime Value Fund,                             2,000            2,000
  Goldman Sachs Financial Square Money
    Market Fund,                                          2,000            2,000
  Janus Institutional Money Market
    Fund,                                                 2,000            2,000
  Lehman Brothers, Inc., 1.89%,
    1/2/02 (Repurchase Agreement)                        40,757           40,757
  Merrill Lynch Premier Institutional
    Fund,                                                 2,000            2,000
  Merrimac Cash Series Fund,                              2,000            2,000
--------------------------------------------------------------------------------
                                                                          66,756
================================================================================
REPURCHASE AGREEMENT (2.1%)
  J.P. Morgan Securities, Inc., 1.63%,
     dated 12/31/01, due 1/2/02                       (f)17,521           17,521
--------------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENT (COST $84,278)                             84,277
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       80

                                                                           VALUE
                                                                           (000)
================================================================================
TOTAL INVESTMENTS (108.3%) (COST $862,018)                          $    896,156
================================================================================
OTHER ASSETS (1.0%)
  Cash                                             $          1
  Receivable for Investments Sold                         5,808
  Receivable for Portfolio Shares Sold                    1,742
  Dividends Receivable                                      704
  Interest Receivable                                        12
  Other                                                      17            8,284
================================================================================
LIABILITIES (-9.3%)
  Collateral on Securities Loaned                       (66,756)
  Payable for Investments Purchased                      (7,180)
  Investment Advisory Fees Payable                       (1,370)
  Payable for Portfolio Shares Redeemed                  (1,281)
  Administrative Fees Payable                              (169)
  Distribution Fees, Class B                               (140)
  Directors' Fees and Expenses Payable                      (92)
  Custodian Fees Payable                                    (33)
  Other Liabilities                                        (121)         (77,142)
================================================================================
NET ASSETS (100%)                                                   $    827,298
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $    856,966
Undistributed Net Investment Income                                           39
Accumulated Net Realized Loss                                            (63,845)
Unrealized Appreciation on Investments                                    34,138
--------------------------------------------------------------------------------
NET ASSETS                                                          $    827,298
================================================================================
CLASS A:
--------
NET ASSETS                                                          $    603,652
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 34,903,089 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                    $      17.29
================================================================================
CLASS B:
-------
NET ASSETS                                                          $    223,646
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 13,090,355 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                    $      17.08
================================================================================

(a) Non-income producing security
(c) All or a portion of security on loan at December 31, 2001 -- See note A-9 to financial statements
(f) The repurchase agreement is fully collateralized by U.S. government and /or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

FOCUS EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Technology                                   26.1%
Health Care                                  19.6
Industrials                                  14.4
Financials                                   12.5
Consumer Discretionary                       11.6
Consumer Staples                              9.8
Information Technology                        3.1
Energy                                        1.0
Other                                         1.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

              Focus Equity
                Portfolio-           S&P 500
                 Class A            Index (1)
              ------------          ---------
1995          $  500,000            $  500,000
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,979,551            $1,509,410
2001          $1,678,263            $1,330,092

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER LARGE CAP GROWTH
INDEX(1)

                                                        TOTAL RETURNS(2)
                                             ------------------------------------
                                                           AVERAGE        AVERAGE
                                                            ANNUAL         ANNUAL
                                                  ONE         FIVE          SINCE
                                                 YEAR        YEARS      INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                        -15.22%       11.02%         19.42%
Portfolio - Class B(4)                        -15.45        10.75          15.12
S&P 500 Index - Class A                       -11.88        10.70          15.44
Lipper Large Cap Growth Index-- Class A       -23.87         7.50          12.63
S&P 500 Index - Class B                       -11.88        10.70          12.52
Lipper Large Cap Growth Index-- Class B       -23.87         7.50           9.54

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on March 8, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks.

For the year ended December 31, 2001, the Portfolio had a total return of -15.22% for the Class A shares and -15.45% for the Class B shares compared to -11.88% for the S&P 500 Index and -23.87% for the Lipper Large Cap Growth Index ("the Index").

MARKET REVIEW

The Index rebounded in the fourth quarter of 2001,advancing 10.69%. Despite this strong rebound the Index finished its second consecutive year of double-digit losses, down 11.88%. This is only the second time in the past half century that the equity markets had two consecutive annual losses. All sectors in the Index, with the exception of consumer discretionary and materials, which represent only 15% of the Index, had negative returns.

For the year, the Portfolio lagged the Index as a result of stock selection. The Portfolio was, on average, 5% overweight in technology, the largest sector in the Portfolio, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for perfor-mance. During the year we increased emphasis on larger, more established companies dominant in their respective space. Technology was the second worst performing sector of the Index and the Portfolio, after utilities. Stock selection in the first quarter lagged the Index materially and the Portfolio ended the year behind the Index return despite out performance in both the second and fourth quarters. Industrials, which were the largest overweight and second largest sector, averaging 19% of the Portfolio also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the Index sector return. The Portfolio was also overweight healthcare, averaging 20% of the Portfolio, and as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.

MARKET OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed in our view valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002, if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FOCUS EQUITY PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                       SHARES              (000)
================================================================================
COMMON STOCKS (98.1%)
CONSUMER DISCRETIONARY (11.6%)
MEDIA (4.1%)
  AOL Time Warner, Inc.                                  60,325     $      1,936
  AT&T-Liberty Media Corp., Class A                     110,564            1,548
  Viacom, Inc., Class B                                  13,700              605
--------------------------------------------------------------------------------
                                                                           4,089
================================================================================
RETAIL (3.9%)
  BJ's Wholesale Club, Inc.                           (a)24,775            1,092
  Wal-Mart Stores, Inc.                                  47,800            2,751
--------------------------------------------------------------------------------
                                                                           3,843
================================================================================
SPECIALTY RETAIL (3.6%)
  Home Depot, Inc.                                       68,800            3,510
--------------------------------------------------------------------------------
                                                                          11,442
================================================================================
CONSUMER STAPLES (9.8%)
BEVERAGES (6.0%)
  Anheuser Busch Cos., Inc.                              67,275            3,041
  PepsiCo, Inc.                                          59,065            2,876
--------------------------------------------------------------------------------
                                                                           5,917
================================================================================
FOOD & DRUG RETAILING (1.4%)
  Safeway, Inc.                                       (a)32,375            1,352
--------------------------------------------------------------------------------
FOOD PRODUCTS (2.4%)
  Kraft Foods, Inc.                                      69,500            2,365
--------------------------------------------------------------------------------
                                                                           9,634
================================================================================
ENERGY (1.0%)
ENERGY EQUIPMENT & SERVICES (1.0%)
  Baker Hughes, Inc.                                     26,800              978
--------------------------------------------------------------------------------
FINANCIALS (12.5%)
DIVERSIFIED FINANCIALS (10.3%)
  Capital One Financial Corp.                             9,300              502
  Citigroup, Inc.                                        75,825            3,828
  Federal Home Loan Mortgage Corp.                       70,375            4,602
  Goldman Sachs Group, Inc.                              13,075            1,213
--------------------------------------------------------------------------------
                                                                          10,145
================================================================================
INSURANCE (2.2%)
  American International Group, Inc.                     27,625            2,193
--------------------------------------------------------------------------------
                                                                          12,338
================================================================================
HEALTH CARE (19.6%)
HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
  Medtronic, Inc.                                        27,500            1,408
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
  HCA - The Healthcare Company                           41,600            1,603
  Laboratory Corp of America Holdings                    27,950            2,260
--------------------------------------------------------------------------------
                                                                           3,863
================================================================================
PHARMACEUTICALS (14.3%)
  American Home Products Corp.                           54,800            3,362
  Johnson & Johnson                                      31,200            1,844
  Merck & Co., Inc.                                      30,400            1,788
  Pfizer, Inc.                                          157,275            6,267
  Pharmacia Corp.                                        18,700     $        798
--------------------------------------------------------------------------------
                                                                          14,059
================================================================================
                                                                          19,330
================================================================================
INDUSTRIALS (14.4%)
INDUSTRIAL CONGLOMERATES (14.4%)
  General Electric Co.                                  135,875            5,446
  Tyco International Ltd.                               147,850            8,708
--------------------------------------------------------------------------------
                                                                          14,154
================================================================================
INFORMATION TECHNOLOGY (3.1%)
AEROSPACE & DEFENSE (2.4%)
  General Dynamics Corp.                                 29,325            2,336
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
  QUALCOMM, Inc.                                         13,275              670
--------------------------------------------------------------------------------
                                                                           3,006

TECHNOLOGY (26.1%)
BIOTECHNOLOGY (2.7%)
  Amgen, Inc.                                            24,150            1,363
  Gilead Sciences, Inc.                                  10,175              668
  Idec Pharmaceuticals Corp.                              9,600              662
--------------------------------------------------------------------------------
                                                                           2,693
================================================================================
COMMUNICATIONS EQUIPMENT (2.8%)
  Cisco Systems, Inc.                                (a)149,975            2,716
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (4.6%)
  Dell Computer Corp.                                    54,200            1,473
  International Business Machines Corp.                  21,900            2,649
  Sun Microsystems, Inc.                              (a)29,200              359
--------------------------------------------------------------------------------
                                                                           4,481
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
  Sprint Corp. (PCS Group)                               36,175              883
  Verizon Communications, Inc.                           35,832            1,701
--------------------------------------------------------------------------------
                                                                           2,584
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.7%)
  Intel Corp.                                           144,350            4,540
  Texas Instruments, Inc.                                54,125            1,516
  Xilinx, Inc.                                           12,150              474
--------------------------------------------------------------------------------
                                                                           6,530
================================================================================
SOFTWARE (6.7%)
  Microsoft Corp.                                     (a)74,000            4,903
  Oracle Corp.                                        (a)76,025            1,050
  VERITAS Software Corp.                                 14,925              669
--------------------------------------------------------------------------------
                                                                           6,622
================================================================================
                                                                          25,626
================================================================================
  TOTAL COMMON STOCKS (COST $96,673)                                      96,508
================================================================================

                                                           FACE
                                                         AMOUNT
                                                          (000)
================================================================================
SHORT-TERM INVESTMENT (2.8%)
REPURCHASE AGREEMENT (2.8%)
  J.P. Morgan Securities, Inc., 1.63%, dated
     12/31/01, due 1/2/02 (COST $2,733)            $   (f)2,733            2,733
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $99,406)                                 99,241
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       84

                                                                           VALUE
                                                                           (000)
================================================================================
OTHER ASSETS (0.7%)
  Receivable for Investments Sold                  $        500
  Receivable for Portfolio Shares Sold                      143
  Dividends Receivable                                       59
  Other                                                       1     $        703
================================================================================
LIABILITIES (-1.6%)
  Payable for Investments Purchased                      (1,166)
  Investment Advisory Fees Payable                         (183)
  Payable for Portfolio Shares Redeemed                    (168)
  Administrative Fees Payable                               (18)
  Directors' Fees and Expense Payable                       (17)
  Custodian Fees Payable                                     (8)
  Distribution Fees, Class B                                 (8)
  Other Liabilities                                         (29)          (1,597)
================================================================================
NET ASSETS (100%)                                                   $     98,347
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $    120,470
Undistributed Net Investment Income                                           15
Accumulated Net Realized Loss                                            (21,973)
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                            (165)
--------------------------------------------------------------------------------
NET ASSETS                                                          $     98,347
================================================================================
CLASS A:
NET ASSETS                                                          $     85,204
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 6,727,481 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $      12.67
================================================================================
CLASS B:
NET ASSETS                                                          $     13,143
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,055,359 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $      12.45
================================================================================

(a) Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

SMALL COMPANY GROWTH PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Consumer Discretionary                      34.3%
Technology                                  25.2
Health Care                                 14.4
Financial Services                           7.7
Utilities                                    3.3
Producer Durables                            2.8
Consumer Staples                             1.7
Materials & Processing                       1.5
Auto & Transportation                        1.5
Other                                        7.6

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

                Small Cap
            Growth Portfolio-     Russell 2000     Russell 2000
                 Class A         Growth Index(1)     Index(1)
            -----------------    ---------------   ------------
1990        $  500,000           $  500,000        $  500,000
1991        ----------           ----------        ----------
10/31/92    ----------           ----------        ----------
12/31/92    ----------           ----------        ----------
1993        ----------           ----------        ----------
1994        ----------           ----------        ----------
1995        ----------           ----------        ----------
1996        ----------           ----------        ----------
1997        ----------           ----------        ----------
1998        ----------           ----------        ----------
1999        ----------           ----------        ----------
2000        $2,926,449           $1,375,558        $1,719,688
2001        $2,570,008           $1,248,594        ----------

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                                   TOTAL RETURNS(2)
                                    ------------------------------------------
                                             AVERAGE      AVERAGE     AVERAGE
                                              ANNUAL       ANNUAL      ANNUAL
                                     ONE        FIVE          TEN       SINCE
                                    YEAR       YEARS        YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)           -12.18%      18.00%       10.83%      14.40%
Portfolio - Class B(4)           -12.35       17.68          N/A       15.20
Index - Class A                   -9.23        2.87         7.19        8.00
Index - Class B                   -9.23        2.87          N/A        4.21

(1) The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on November 1, 1989
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. VESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. Investments in small-to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2001, the Portfolio had a total return of -12.18% for the Class A shares and -12.35% for the Class B shares compared to -9.23% for the Russell 2000 Growth Index (the "Index").

MARKET REVIEW

The small growth market, as measured by the Russell 2000 Growth Index, advanced sharply in the fourth quarter of 2001. Despite a 26.17% return in the fourth quarter, the Index ended the year down 9.23%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. For the year, the Portfolio lagged the Index as a result of stock selection; sector allocation contributed positively to performance for the year. The Portfolio held a mix of both stable and cyclical growth companies, and the generally more stable holdings that constituted the consumer discretionary sector outperformed more highly levered names, particularly in technology. The Portfolio averaged a 37% exposure to consumer discretionary, the top performing market sector and Portfolio performance was roughly twice the Index sector return. There were a number of strong stocks in the sector, which was well diversified across radio, retail, entertainment, gaming and education. The Portfolio was modestly underweight in technology, a 19% average weight, where stock selection lagged the Index sector return. Technology was the poorest performing sector for both the Index and the Portfolio. The most significant underperformance occurred in the first quarter and despite competitive returns in the second and fourth quarters the recovery was not sufficient to overcome the earlier deficit. We favored higher beta names in semi-conductors, storage and software, in particular companies with web-enabling B2B technologies. Despite the difficult year the sector had and although we have remained modestly underweight until we see more evidence of stabilization and recovery in fundamentals, we continue to believe in the long-term growth prospects for the technology sector. An underweight in energy, one of the poorer performing areas was also beneficial, although the stocks held, primarily in natural gas and oil services, declined less than the Index sector. Stock selection in financials, which was underweight, also lagged the Index.

MARKET OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. We are cautiously optimistic the stock market will have a modest rebound in 2002. While past performance is not indicative on future results, if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                         SHARES            (000)
================================================================================
COMMON STOCKS (93.4%)
AUTO & Transportation (1.5%)
AUTO PARTS: ORIGINAL EQUIPMENT (1.2%)
  ArvinMeritor, Inc.                                    162,600     $      3,193
--------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (0.3%)
  C.H. Robinson Worldwide, Inc.                          23,787              688
--------------------------------------------------------------------------------
                                                                           3,881
================================================================================
CONSUMER DISCRETIONARY (34.3%)
ADVERTISING AGENCIES (2.6%)
  Lamar Advertising Co.                               (a)64,700            2,739
  R.H. Donnelly Corp.                                (a)146,452            4,255
--------------------------------------------------------------------------------
                                                                           6,994
================================================================================
CASINOS & GAMBLING (5.1%)
  Ameristar Casinos, Inc.                             (a)27,500              689
  Argosy Gaming Co.                                  (a)151,600            4,930
  GTECH Holdings Corp.                               (a)173,647            7,864
--------------------------------------------------------------------------------
                                                                          13,483
================================================================================
EDUCATION SERVICES (1.8%)
  Career Education Corp.                              (a)55,500            1,903
  Education Management Corp.                          (a)18,800              681
  Strayer Education, Inc.                                47,200            2,300
--------------------------------------------------------------------------------
                                                                           4,884
================================================================================
HOUSEHOLD FURNISHINGS (2.4%)
  Furniture Brands International, Inc.               (a)197,882            6,336
--------------------------------------------------------------------------------
LEISURE TIME (1.0%)
  Cedar Fair L.P.                                        54,500            1,351
  SCP Pool Corp.                                      (a)47,050            1,292
--------------------------------------------------------------------------------
                                                                           2,643
================================================================================
PUBLISHING: NEWSPAPERS (1.2%)
  Media General, Inc., Class A                           26,000            1,296
  Pulitzer, Inc.                                         36,419            1,857
--------------------------------------------------------------------------------
                                                                           3,153
================================================================================
RADIO & TV BROADCASTERS (2.6%)
  Cablevision Systems Corp-Rainbow
    Media Group                                       (a)25,000              617
  Hispanic Broadcasting Corp.                        (a)105,299            2,685
  Radio One, Inc., Class A                           (a)109,261            1,968
  Westwood One, Inc.                                  (a)57,700            1,734
--------------------------------------------------------------------------------
                                                                           7,004
================================================================================
RESTAURANTS (2.6%)
  CBRL Group, Inc.                                       31,200              918
  CEC Entertainment, Inc.                             (a)16,100              699
  Jack in the Box, Inc.                               (a)27,000              744
  P.F. Chang's China Bistro, Inc.                     (a)13,200              624
  Sonic Corp.                                        (a)107,092            3,855
--------------------------------------------------------------------------------
                                                                           6,840
================================================================================
RETAIL (8.9%)
  AFC Enterprises, Inc.                              (a)264,497            7,509
  BJ's Wholesale Club, Inc.                           (a)93,644            4,130
  Coach, Inc.                                         (a)34,500            1,345
  DOllar Tree Stores, Inc.                            (a)87,138            2,693
  Fisher Scientific International, Inc.               (a)61,500            1,796
  Fred's, Inc.                                           17,500              717
  HOT Topic, Inc.                                     (a)43,400            1,362
  J. Jill Group, Inc. (The)                          (a)117,266            2,525
  Ross Stores, Inc.                                      52,100            1,671
--------------------------------------------------------------------------------
                                                                          23,748
================================================================================
SERVICES: COMMERCIAL (6.1%)
  Advisory Board Co. (The)                            (a)81,500            2,257
  AMN Healthcare Services, Inc.                      (a)106,900            2,929
  Arbitron, Inc.                                      (a)37,600            1,284
  Choicepoint, Inc.                                   (a)43,700            2,215
  Corporate Executive Board Co. (The)                 (a)62,224            2,284
  FirstServices Corp.                                 (a)37,600            1,053
  Iron Mountain, Inc.                                 (a)23,100            1,012
  SFBC International, Inc.                            (a)33,100              679
  Steiner Leisure Ltd.                                (a)29,800              633
  Weight Watchers International, Inc.                 (a)57,900            1,958
--------------------------------------------------------------------------------
                                                                          16,304
================================================================================
                                                                          91,389
================================================================================
CONSUMER STAPLES (1.7%)
FOODS (1.7%)
  American Italian Pasta Co.                          (a)33,300            1,400
  Dreyer's Grand Ice Cream, Inc.                         48,700            1,875
  Performance Food Group Co.                          (a)31,800            1,118
--------------------------------------------------------------------------------
                                                                           4,393
================================================================================
FINANCIAL SERVICES (7.7%)
BANKS: OUTSIDE NEW YORK CITY (0.8%)
  Commerce Bancorp, Inc. (NJ)                            56,000            2,203
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
  Euronet Worldwide, Inc.                             (a)73,800            1,336
--------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (3.0%)
  Interactive Data Corp.                                530,400            7,500
  National Processing, Inc.                           (a)18,400              598
--------------------------------------------------------------------------------
                                                                           8,098
================================================================================
INSURANCE: MULTI-LINE (1.1%)
  Brown & Brown, Inc.                                    35,490              969
  Reinsurance Group of America, Inc.                     38,336            1,276
  Stancorp Financial Group                               13,400              633
--------------------------------------------------------------------------------
                                                                           2,878
================================================================================
INSURANCE: PROPERTY & CASUALTY (0.7%)
  White Mountains Insurance Group Ltd.                    5,300            1,844
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.4%)
  Affiliated Managers Group                           (a)51,400            3,623
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REIT) (0.2%)
  Ventas, Inc.                                        (a)52,100              599
--------------------------------------------------------------------------------
                                                                          20,581
================================================================================
HEALTH CARE (14.4%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.8%)
  Telik, Inc.                                        (a)165,000            2,228
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       88

                                                                           VALUE
                                                         SHARES            (000)
================================================================================
DRUGS & PHARMACEUTICALS (2.9%)
  Array Biopharma, Inc.                              (a)123,940     $      1,842
  Pharmaceutical Resources, Inc.                      (a)37,600            1,271
  Regeneron Pharmaceutical                            (a)43,900            1,236
  Salix Pharmaceuticals Ltd.                          (a)87,800            1,778
  Taro Pharmaceuticals Industries                     (a)37,600            1,502
--------------------------------------------------------------------------------
                                                                           7,629
================================================================================
ELECTRONICS: MEDICAL SYSTEMS (0.3%)
  Given Imaging Ltd.                                  (a)49,200              879
--------------------------------------------------------------------------------
HEALTH CARE FACILITIES (2.3%)
  Community Health Systems, Inc.                     (a)149,491            3,812
  Triad Hospitals, Inc.                               (a)79,592            2,336
--------------------------------------------------------------------------------
                                                                           6,148
================================================================================
HEALTH CARE MANAGEMENT SERVICES (0.5%)
  Ameripath, Inc.                                     (a)39,100            1,261
--------------------------------------------------------------------------------
HEALTH CARE SERVICES (1.1%)
  Accredo Health, Inc.                                (a)55,144            2,189
  Apria Healthcare Group, Inc.                        (a)31,800              795
--------------------------------------------------------------------------------
                                                                           2,984
================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.0%)
  Aradigm Corp.                                      (a)119,591              849
  Bruker Daltonics, Inc.                              (a)91,141            1,490
  Cooper Cos., Inc.                                     116,243            5,810
  ICU Medical, Inc.                                   (a)22,200              988
  Techne Corp.                                        (a)37,595            1,385
--------------------------------------------------------------------------------
                                                                          10,522
================================================================================
MEDICAL SERVICES (0.4%)
  Specialty Laboratories, Inc.                        (a)39,141            1,076
--------------------------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (2.1%)
  AdvancePCS                                          (a)42,900            1,259
  Allos Therapeutics                                 (a)261,937            1,818
  Dynacare, Inc.                                     (a)156,300            2,640
--------------------------------------------------------------------------------
                                                                           5,717
================================================================================
                                                                          38,444
================================================================================
INDUSTRIALS (0.3%)
AEROSPACE & DEFENSE (0.3%)
  Alliant Techsystems, Inc.                           (a)10,200              787
--------------------------------------------------------------------------------
MATERIALS & PROCESSING (1.5%)
BUILDING MATERIALS (1.0%)
  Dal-Tile International, Inc.                       (a)114,200            2,655
--------------------------------------------------------------------------------
CHEMICALS (0.2%)
  Cabot Corp.                                            15,900              568
--------------------------------------------------------------------------------
MISC. MATERIALS & PROCESSING (0.3%)
  Griffon Corp.                                       (a)44,400              666
--------------------------------------------------------------------------------
                                                                           3,889
================================================================================
OTHER ENERGY (0.7%)
OIL: CRUDE PRODUCERS (0.7%)
  Petroquest Energy, Inc.                            (a)369,000            1,963
--------------------------------------------------------------------------------
PRODUCER DURABLES (2.8%)
AEROSPACE (0.5%)
  Moog, Inc.                                          (a)41,000   $          894
  United Defense Industries, Inc.                     (a)26,600              560
--------------------------------------------------------------------------------
                                                                           1,454
================================================================================
ELECTRICAL EQUIPMENT & COMPONENTS (1.0%)
  RF Micro Devices, Inc.                             (a)132,445            2,547
--------------------------------------------------------------------------------
HOMEBUILDING (1.0%)
  NVR, Inc.                                           (a)13,000            2,652
--------------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.3%)
  Veeco Instruments, Inc.                             (a)22,800              822
--------------------------------------------------------------------------------
                                                                           7,475
================================================================================
TECHNOLOGY (25.2%)
BIOTECHNOLOGY (2.1%)
  NPS Pharmaceuticals, Inc.                           (a)97,493            3,734
  Tularik, Inc.                                       (a)75,743            1,819
--------------------------------------------------------------------------------
                                                                           5,553
================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (2.9%)
  Celgene Corp.                                       (a)40,700            1,299
  CuraGen Corp.                                       (a)56,898            1,273
  Exelixis, Inc.                                     (a)151,500            2,518
  Genaissance Pharmaceuticals, Inc.                  (a)110,939              516
  Harvard Bioscience, Inc.                           (a)115,200            1,145
  Third Wave Technologies, Inc.                      (a)118,700              872
--------------------------------------------------------------------------------
                                                                           7,623
================================================================================
COMMUNICATIONS TECHNOLOGY (1.8%)
  Finisar Corp.                                      (a)239,200            2,433
  Harmonic, Inc.                                      (a)92,573            1,113
  Openwave Systems, Inc.                              (a)47,900              469
  Shenandoh Telecommunications Co.                       17,400              680
--------------------------------------------------------------------------------
                                                                           4,695
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (10.9%)
  Digitalthink, Inc.                                 (a)162,531            1,755
  Forrester Research, Inc.                           (a)131,045            2,639
  Global Payments, Inc.                                  61,300            2,109
  Informatica Corp.                                   (a)98,400            1,428
  Interwoven, Inc.                                   (a)132,100            1,287
  J.D. Edwards & Co.                                  (a)30,400              500
  Manugistics Group, Inc.                             (a)57,200            1,206
  Micromuse, Inc.                                     (a)99,346            1,490
  Netegrity, Inc.                                     (a)42,197              817
  NetIQ Corp.                                         (a)18,800              663
  Netratings, Inc.                                    (a)96,694            1,516
  ONI Systems Corp.                                  (a)134,100              841
  SkillSoft Corp.                                    (a)192,389            4,987
  StorageNetworks, Inc.                              (a)179,886            1,112
  Talx Corp.                                             21,380              534
  TIBCO Software, Inc.                               (a)112,800            1,684
  Vignette Corp.                                        598,700            3,215
  Vitria Technology, Inc.                            (a)211,316            1,350
--------------------------------------------------------------------------------
                                                                          29,133
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       89

                                                                           VALUE
                                                         SHARES            (000)
================================================================================
COMPUTER TECHNOLOGY (1.7%)
  Emulex Corp.                                        (a)74,298     $      2,936
  Perot Systems Corp.                                 (a)28,500              582
  Storage Technology Corp.                            (a)52,595            1,087
--------------------------------------------------------------------------------
                                                                           4,605
================================================================================
ELECTRONIC EQUIPMENT (0.5%)
  Kopin Corp.                                         (a)93,000            1,302
--------------------------------------------------------------------------------
ELECTRONICS (0.3%)
  EDO Corp.                                              29,500              780
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (5.0%)
  ASM International N.V.                             (a)119,640            2,334
  Conexant Systems, Inc.                             (a)292,200            4,196
  Lattice Semiconductor Corp.                         (a)97,400            2,003
  Micrel, Inc.                                        (a)86,341            2,265
  Plexus Corp.                                        (a)37,147              987
  Triquint Semiconductor, Inc.                        (a)72,900              894
  Vitesse Semiconductor Corp.                         (a)59,300              737
--------------------------------------------------------------------------------
                                                                          13,416
================================================================================
                                                                          67,107
================================================================================
UTILITIES (3.3%)
UTILITIES: TELECOMMUNICATIONS (3.3%)
  Commonwealth Telephone
   Enterprises, Inc.                                  (a)41,000            1,866
  D&E Communications, Inc.                               32,300              581
  FLAG Telecom Holdings Ltd.                         (a)918,320            1,469
  IDT Corp., Class B                                  (a)44,700              743
  Leap Wireless International, Inc.                  (a)200,200            4,198
--------------------------------------------------------------------------------
                                                                           8,857
================================================================================
TOTAL COMMON STOCKS (COST $227,771)                                      248,766
================================================================================
PREFERRED STOCKS (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  BrandEra.com, Inc., Series A                 (a)(d)(e)134,000              @--
  Warp Solutions, Inc., Series B                      (d)76,500              @--
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $785)                                           @--
================================================================================
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  Zi Corp., expiring 2/8/02 (COST$0)               (a)(d)16,275              @--
--------------------------------------------------------------------------------

                                                           FACE
                                                         AMOUNT
                                                          (000)
================================================================================
SHORT-TERM INVESTMENT (6.1%)
REPURCHASE AGREEMENT (6.1%)
  J.P. Morgan Securities, Inc., 1.63%,
     dated 12/31/01, due 1/2/02
     (COST $16,301)                            $      (f)16,301           16,301
--------------------------------------------------------------------------------

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
================================================================================
TOTAL INVESTMENTS (99.5%) (COST $244,857)                           $    265,067
================================================================================
OTHER ASSETS (1.7%)
  Cash                                         $              1
  Receivable for Portfolio Shares Sold                    2,845
  Receivable for Investments Sold                         1,722
  Dividends Receivable                                       28
  Interest Receivable                                         1
  Other                                                       7            4,604
================================================================================
LIABILITIES (-1.2%)
  Payable for Investments Purchased                      (1,879)
  Payable for Portfolio Shares
    Redeemed                                               (803)
  Investment Advisory Fees Payable                         (390)
  Distribution Fees, Class B                                (93)
  Administrative Fees Payable                               (38)
  Custodian Fees Payable                                    (18)
  Directors' Fees and Expenses Payable                      (12)
  Other Liabilities                                         (39)          (3,272)
================================================================================
NET ASSETS (100%)                                                   $    266,399
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $    301,937
Accumulated Net Investment Loss                                              (11)
Accumulated Net Realized Loss                                            (55,737)
Unrealized Appreciation on Investments                                    20,210
--------------------------------------------------------------------------------
NET ASSETS                                                          $    266,399
================================================================================
CLASS A:
NET ASSETS                                                          $     82,300
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 8,526,365 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $       9.65
================================================================================
CLASS B:
NET ASSETS                                                          $    184,099
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 19,669,350 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                          $       9.36
================================================================================

(a) Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(e) 144A - certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @  Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

TECHNOLOGY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Electronics: Semi-Conductors/Components              16.1%
Communications Equipment                             10.9
Computers (Software & Services)                      10.8
Semiconductor Equipment & Products                    9.2
Software                                              8.1
Biotechnology                                         7.7
Computer Services Software & Systems                  5.8
Biotechnology Research & Production                   4.6
Computers (Hardware)                                  3.1
Diversified Telecommunication Services                2.4
Other                                                21.3

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT]

            Technology    Technology                 NASDAQ
            Portfolio-    Portfolio-    S&P 500     Composite
             Class A        Class B     Index(1)     Index(1)
            ----------    ----------   ----------   ---------
1996        $  250,000    $ 50,000     $250,000     $250,000
1997        ----------    --------     --------     --------
1998        ----------    --------     --------     --------
1999        ----------    --------     --------     --------
2000        $1,139,984    $225,952     $513,394     $517,295
2001        $  594,046    $117,518     --------     $405,325

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The Nasdaq Composite Index value at December 31, 2001 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 2001 would be $81,065.

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE
INDEX AND THE S&P 500 INDEX(1)

                                                       TOTAL RETURNS(2)
                                            ------------------------------------
                                                        AVERAGE          AVERAGE
                                                         ANNUAL           ANNUAL
                                                ONE        FIVE            SINCE
                                               YEAR       YEARS        INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                      -47.89%       17.30%           17.77%
Portfolio - Class B(3)                      -47.99        17.04            17.53
Nasdaq Composite Index                      -21.05         8.60             9.72
S&P 500 Index                               -11.88        10.70            11.89

(1) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on September 16, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by primarily investing in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its assets in securities of foreign issuers.

For the year ended December 31, 2001, the Portfolio had a total return of -47.89% for the Class A shares and -47.99% for the Class B shares compared to -21.05% for the Nasdaq Composite Index and -11.88% for the S&P 500 Index.

MARKET REVIEW

The NASDAQ Composite had its second best ever quarter in the fourth quarter of 2001, advancing 30.13%. Despite this strong rebound from a three year low on the Index on September 21, the Index finished its second consecutive year of double-digit losses, down 21.05%. The declines in the technology sector occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. The Portfolio underperformed the Index primarily as a result of stock selection, with most of the underperformance occurring in the first quarter. In the second half of the year we increased the Portfolio weight in larger, more established names that are dominant in their respective space. We have done this as these companies have longer histories as publicly traded companies, have cash on their balance sheets, do not need funding and have been through downturns before. That said, we do want exposure to faster growing names and names that are highly levered to recovery, as over time these names will produce high returns, and it is our view we believe that investors cannot successfully market time into and out of these names. As a result, the Portfolio holds a mix of stable and cyclical growth names, with an increased emphasis on stable growth, larger cap companies than we will have at other points in the market cycle. In our view the recent stock market strength in technology is a bear market rally. The recent runup now has many companies priced ahead of business momentum. The fourth quarter showed some seasonal strength, particularly in pc's, but in our opinion this just makes the first quarter more difficult.

MARKET OUTLOOK

We continue to believe that the risks remain to the downside until the second half of this year. There will be individual companies that perform well, but in our view that will be as a result of specific business momentum and visibility, we believe the catalysts for turnaround do not exist for the broad sector.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         TECHNOLOGY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS


                                                                           VALUE
                                                            SHARES         (000)
================================================================================
COMMON STOCKS (98.8%)
TECHNOLOGY (84.5%)
BIOTECHNOLOGY (7.7%)
  Amgen, Inc.                                            (a)12,700    $      717
  Diversa Corp.                                          (a)10,600           150
  Gilead Sciences, Inc.                                  (a)12,050           792
  Idec Pharmaceuticals Corp.                             (a)11,450           789
  NPS Pharmaceuticals, Inc.                              (a)17,100           655
  Tularik, Inc.                                          (a)15,800           379
--------------------------------------------------------------------------------
                                                                           3,482
================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (4.6%)
  Celgene Corp.                                           (a)6,800           217
  CuraGen Corp.                                          (a)12,800           286
  Exelixis, Inc.                                         (a)47,000           781
  Genaissance Pharmaceuticals, Inc.                      (a)37,300           174
  Harvard Bioscience, Inc.                               (a)14,800           147
  Invitrogen Corp.                                        (a)5,800           359
  Third Wave Technologies, Inc.                          (a)16,000           118
--------------------------------------------------------------------------------
                                                                           2,082
================================================================================
COMMUNICATIONS EQUIPMENT (10.9%)
  Advanced Micro Devices, Inc.                           (a)16,800           267
  Brocade Communications Systems, Inc.                   (a)21,600           715
  Cisco Systems, Inc.                                   (a)126,550         2,292
  Intersil Corp.                                          (a)4,100           132
  JDS Uniphase Corp.                                     (a)30,750           267
  Lucent Technologies, Inc.                                 31,150           196
  Motorola, Inc.                                            17,500           263
  Nokia Oyj ADR                                             24,050           590
  Telefonaktiebolaget LM Ericsson ADR                       46,050           240
--------------------------------------------------------------------------------
                                                                           4,962
================================================================================
COMMUNICATIONS TECHNOLOGY (2.3%)
  ADC Telecommunications, Inc.                           (a)92,300           425
  Finisar Corp.                                          (a)52,350           532
  Openwave Systems, Inc.                                 (a)10,100            99
--------------------------------------------------------------------------------
                                                                           1,056
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (5.8%)
  Interwoven, Inc.                                       (a)30,850           300
  Micromuse, Inc.                                        (a)15,100           227
  ONI Systems Corp.                                      (a)52,950           332
  StorageNetworks, Inc.                                  (a)37,350           231
  TIBCO Software, Inc.                                   (a)26,800           400
  Vignette Corp.                                        (a)132,750           713
  Vitria Technology, Inc.                                (a)63,900           408
--------------------------------------------------------------------------------
                                                                           2,611
================================================================================
COMPUTER TECHNOLOGY (1.7%)
  Emulex Corp.                                           (a)15,450           610
  Storage Technology Corp.                                (a)8,750           181
--------------------------------------------------------------------------------
                                                                             791
================================================================================
COMPUTERS & PERIPHERALS (2.1%)
  Dell Computer Corp.                                    (a)14,200           386
  EMC Corp.                                              (a)17,900           240
  Sun Microsystems, Inc.                                 (a)26,500           326
--------------------------------------------------------------------------------
                                                                             952
================================================================================
COMPUTERS (HARDWARE) (3.1%)
  Compaq Computer Corp.                                     80,500           785
  Extreme Networks, Inc.                                 (a)21,550           278
  McData Corp.                                           (a)12,975           318
--------------------------------------------------------------------------------
                                                                           1,381
================================================================================
COMPUTERS (SOFTWARE & SERVICES) (10.8%)
  Adobe Systems, Inc.                                       10,050           312
  Affiliated Computer Services, Inc.                      (a)1,100           117
  Ariba Inc.                                             (a)27,900           172
  BEA Systems, Inc.                                      (a)11,050           170
  Check Point Software Technologies Ltd.                  (a)4,100           164
  Citrix Systems, Inc.                                   (a)11,650           264
  Documentum, Inc.                                       (a)11,100           241
  Gemstar-TV Guide International, Inc.                   (a)19,412           538
  Intuit, Inc.                                            (a)9,450           404
  Mercury Interactive Corp.                               (a)6,600           224
  Peoplesoft, Inc.                                       (a)17,450           702
  Quest Software, Inc.                                   (a)12,100           268
  Redback Networks, Inc.                                 (a)29,550           117
  SAP AG ADR                                                 9,300           297
  Siebel Systems, Inc.                                    (a)9,400           263
  SmartForce plc ADR                                      (a)4,700           116
  Sonus Networks, Inc.                                   (a)16,000            74
  Symantec Corp.                                            (a)700            46
  VeriSign, Inc.                                          (a)2,692           102
  Yahoo!, Inc.                                           (a)17,150           304
--------------------------------------------------------------------------------
                                                                           4,895
================================================================================
DATA COMMUNICATIONS (0.4%)
  DoubleClick, Inc.                                      (a)15,400           175
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT (1.2%)
  Jabil Circuit, Inc.                                     (a)4,100            93
  Kopin Corp.                                            (a)31,250           438
--------------------------------------------------------------------------------
                                                                             531
================================================================================
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (16.1%)
  Agere Systems, Inc.                                    (a)65,400           372
  Altera Corp.                                           (a)24,400           518
  Analog Devices, Inc.                                    (a)9,200           408
  Applied Micro Circuits Corp.                           (a)19,100           216
  Broadcom Corp., Class A                                (a)11,350           464
  Celestica, Inc.                                        (a)25,300         1,022
  Conexant Systems, Inc.                                 (a)62,600           899
  Flextronics International Ltd.                         (a)10,400           249
  Infineon Technologies AG ADR                               8,700           177
  Integrated Device Technology, Inc.                      (a)8,600           229
  LSI Logic Corp.                                        (a)14,600           230
  Micrel, Inc.                                           (a)12,550           329
  Micron Technology, Inc.                                (a)13,450           417
  QLogic Corp.                                           (a)19,900           886
  Triquint Semiconductor, Inc.                           (a)22,800           279

    The accompanying notes are an integral part of the financial statements.

                                       93

                                                                           VALUE
                                                            SHARES         (000)
================================================================================
  Vitesse Semiconductor Corp.                            (a)48,000    $      597
--------------------------------------------------------------------------------
                                                                           7,292
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.2%)
  Intel Corp.                                               69,650         2,190
  KLA Tencor Corp.                                        (a)3,650           181
  Novellus Systems, Inc.                                  (a)7,550           298
  Texas Instruments, Inc.                                   24,550           687
  Xilinx, Inc.                                           (a)20,300           793
--------------------------------------------------------------------------------
                                                                           4,149
================================================================================
SERVICES (DATA PROCESSING) (0.5%)
  Network Appliance, Inc.                                (a)11,000           241
--------------------------------------------------------------------------------
SOFTWARE (8.1%)
  Microsoft Corp.                                        (a)40,000         2,650
  Oracle Corp.                                           (a)43,300           598
  VERITAS Software Corp.                                  (a)9,900           444
--------------------------------------------------------------------------------
                                                                           3,692
================================================================================
                                                                          38,292
================================================================================
CAPITAL GOODS (0.6%)
ELECTRICAL EQUIPMENT (0.6%)
  Sanmina Corp.                                          (a)13,056           260
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (1.9%)
MEDIA (1.0%)
  AOL Time Warner, Inc.                                  (a)13,700           440
--------------------------------------------------------------------------------
SERVICES: COMMERCIAL (0.9%)
  Advisory Board Co. (The)                                (a)4,900           136
  Corporate Executive Board Co. (The)                     (a)8,100           297
--------------------------------------------------------------------------------
                                                                             433
================================================================================
                                                                             873
================================================================================
HEALTH CARE (3.9%)
DRUGS & PHARMACEUTICALS (0.4%)
  Regeneron Pharmaceutical                                (a)5,900           166
--------------------------------------------------------------------------------
ELECTRONICS: MEDICAL SYSTEMS (0.7%)
  Given Imaging Ltd.                                     (a)17,800           318
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
  Applera Corp. - Applied Biosystems
    Group                                                    7,550           296
  Medtronic, Inc.                                            7,850           402
--------------------------------------------------------------------------------
                                                                             698
================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (0.8%)
  Bruker Daltonics, Inc.                                 (a)20,900           342
--------------------------------------------------------------------------------
MEDICAL SERVICES (0.5%)
  Specialty Laboratories, Inc.                            (a)8,250           227
--------------------------------------------------------------------------------
                                                                           1,751
================================================================================
INDUSTRIALS (1.5%)
INDUSTRIAL CONGLOMERATES (1.5%)
  Tyco International Ltd.                                   11,800           695
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (2.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
  QUALCOMM, Inc.                                         (a)21,950    $    1,108
--------------------------------------------------------------------------------
PRODUCER DURABLES (1.6%)
ELECTRICAL EQUIPMENT & COMPONENTS (1.6%)
  RF Micro Devices, Inc.                                 (a)37,850           728
--------------------------------------------------------------------------------
UTILITIES (2.4%)
UTILITIES: TELECOMMUNICATIONS (2.4%)
  FLAG Telecom Holdings Ltd.                            (a)165,700           265
  Leap Wireless International, Inc.                      (a)39,900           837
--------------------------------------------------------------------------------
                                                                           1,102
================================================================================
TOTAL COMMON STOCKS (COST $56,817)                                        44,809
================================================================================
PREFERRED STOCK (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  BrandEra.com, Inc., Series A
    (COST $804)                                   (a)(d)(e)268,000           @--
--------------------------------------------------------------------------------

                                                            NO. OF
                                                          WARRANTS
================================================================================
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  Zi Corp., expiring 2/8/02 (COST $0)              (a)(d)(e)25,950           @--
--------------------------------------------------------------------------------

                                                              FACE
                                                            AMOUNT
                                                             (000)
================================================================================
SHORT-TERM INVESTMENT (1.9%)
REPURCHASE AGREEMENT (1.9%)
  J.P. Morgan Securities, Inc., 1.63%,
     dated 12/31/01, due 1/2/02
     (COST $847)                                  $         (f)847           847
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (COST $58,468)                                 45,656
================================================================================
OTHER ASSETS (0.5%)
  Cash                                                          99
  Receivable for Portfolio Shares Sold                         101
  Dividends Receivable                                           3
  Other                                                          1           204
================================================================================
LIABILITIES (-1.2%)
  Payable for Portfolio Shares Redeemed                       (426)
  Investment Advisory Fees Payable                             (55)
  Directors' Fees and Expenses Payable                          (9)
  Administrative Fees Payable                                   (9)
  Custodian Fees Payable                                        (8)
  Other Liabilities                                            (21)         (528)
================================================================================
NET ASSETS (100%)                                                     $   45,332
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       94

                                                                           Value
                                                                           (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  120,172
Accumulated Net Investment Loss                                               (8)
Accumulated Net Realized Loss                                            (62,020)
Unrealized Depreciation on Investments                                   (12,812)
--------------------------------------------------------------------------------
NET ASSETS                                                            $   45,332
================================================================================
CLASS A:
NET ASSETS                                                            $   42,195
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 3,306,386 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                            $    12.76
================================================================================
CLASS B:
NET ASSETS                                                            $    3,137
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 248,710 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                            $    12.61
================================================================================

(a)--Non-income producing security
(d)--Securities were valued at fair value - See Note A-1 to financial statements.
(e)--144A security - certain conditions for public sale may exist
(f)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   Value is less than $500.
ADR - American Depositary Receipt

U.S. REAL ESTATE PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Office                                      27.7%
Residential Apartments                      25.4
Retail Regional Malls                       11.4
Diversified                                  7.4
Lodging/Resorts                              6.8
Self Storage                                 6.6
Industrial                                   4.5
Retail Strip Centers                         3.4
Residential Manufactured Homes               2.5
Mixed                                        1.4
Other                                        2.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF $500,000** INVESTMENT]

                  U.S. Real              NAREIT
              Estate Portfolio-          Equity
                   Class A               Index(1)
              -----------------        ----------
1995          $  500,000               $  500,000
1996          ----------               ----------
1997          ----------               ----------
1998          ----------               ----------
1999          ----------               ----------
2000          $1,207,902               $  933,659
2001          $1,319,875               $1,063,718

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION
OF REAL ESTATE INVESTMENT TRUSTS (NAREIT)
EQUITY INDEX(1)

                                                        TOTAL RETURNS(2)
                                             ------------------------------------
                                                        AVERAGE          AVERAGE
                                                         ANNUAL           ANNUAL
                                                ONE        FIVE            SINCE
                                               YEAR       YEARS        INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                        9.27%       9.33%           15.21%
Portfolio - Class B(4)                        8.78        9.00            13.41
Index - Class A                              13.93        6.39            11.59
Index - Class B                              13.93        6.39            10.74

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 24, 1995
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other Portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2001, the Portfolio had a total return of 9.27% for the Class A shares and 8.78% for the Class B share compared to 13.93% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW

This was the second consecutive year that REITs outperformed the broader markets. Many investors were modestly perplexed by the favorable performance of the REIT sector in the fourth quarter of 2001; with REITs positioned as defensive stocks, it was feared they would be sold off as investors participated in the broader market rally. Other detractions were diminished earnings expectations and significant equity issuance. The sector clearly benefited from the continued strong demand from a spectrum of constituents including yield-oriented investors, larger institutional investors due to the S&P inclusion and pension funds increased allocations to real estate.

We attribute the bulk of the Portfolios' underperformance versus the Index this year to investors' preferences for higher yielding REITs without respect to companies' underlying fundamentals. Underweight positions in sectors where the majority of the higher yielding REITs can be found, namely retail and healthcare, detracted from performance. However, an overweight allocation to the self-storage sector was a significant contributor to performance as the companies posted strong operating performance throughout the year.

We continued to seek to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio reflect some modest adjustments to the more defensive stance that we established at the beginning of the year as a result of weakening economic fundamentals. We increased our overweighting to the mall sector on an expectation that occupancies will remain favorable. We continued to reduce our weighting to the office sector as there does not appear to be any visibility with regard to a return in demand. We also modestly increased our weighting to hotels in the latter part of the year, given the dramatic price declines. We remain most comfortable with companies that own properties with long-term leases with high quality tenants.

MARKET OUTLOOK

The private real estate markets have weakened as a result, we believe, of continued weakness in demand for real estate. With a dramatic slowdown in new supply of properties, when the economy does recover, we expect to see occupancy rates recover. Furthermore, asset values have not suffered given the lack of selling by distressed property owners as has been the case in previous cycles. Our own estimates are at the lower end of sell-side analysts' range of predictions for year 2002 total returns, with the caveat that a continuation of the favorable funds flow to the sector may allow for an upside to this range.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
U.S. REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                          VALUE
                                                    SHARES                (000)
===============================================================================
COMMON STOCKS (96.2%)
REAL ESTATE (96.2%)
DIVERSIFIED (7.4%)
  Capital Automotive REIT                          120,500           $    2,397
  Crescent Real Estate Equities, Inc. REIT         151,200                2,738
  Frontline Capital Group                        1,179,600                  130
  Pacific Gulf Properties, Inc. REIT            (d)413,000                  733
  Rouse Co. REIT                                   582,800               17,070
  Security Capital Group, Inc., Class B            228,300                5,792
  Vornado Realty Trust REIT                        431,000               17,930
  Wellsford Real Properties, Inc.               (a)327,449                6,293
-------------------------------------------------------------------------------
                                                                         53,083
===============================================================================
INDUSTRIAL (4.5%)
  AMB Property Corp. REIT                          608,800               15,829
  Prime Group Realty Trust REIT                    203,000                1,873
  Prologis Trust REIT                              696,280               14,977
-------------------------------------------------------------------------------
                                                                         32,679
===============================================================================
LODGING/RESORTS (5.9%)
  Candlewood Hotel Co., Inc.                     (a)74,700                  109
  Host Marriot Corp. REIT                          859,300                7,734
  Interstate Hotels Corp.                        (a)32,838                   47
  John Q. Hammons Hotels, Inc., Class A         (a)108,300                  623
  La Quinta Properties, Inc. REIT                  191,000                1,096
  Starwood Hotels & Resorts Worldwide,
    Inc.                                           954,193               28,483
  Wyndham International, Inc.                    (d)41,029                3,356
  Wyndham International, Inc., Class A        (a)1,536,754                  860
-------------------------------------------------------------------------------
                                                                         42,308
===============================================================================
MIXED (1.4%)
  PS Business Parks, Inc., Class A REIT            207,310                6,530
  Reckson Associates Realty Corp. REIT             152,600                3,565
-------------------------------------------------------------------------------
                                                                         10,095
===============================================================================
OFFICE (27.7%)
  Arden Realty, Inc. REIT                        1,125,500               29,826
  Beacon Capital Partners, Inc.                 (d)335,100                2,544
  Boston Properties, Inc. REIT                     536,300               20,379
  Brookfield Properties Corp.                      221,100                3,803
  Brookfield Properties Corp. (Canada)           1,422,901               24,782
  CarrAmerica Realty Corp. REIT                    440,425               13,257
  Equity Office Properties Trust REIT            2,308,667               69,445
  Great Lakes, Inc. REIT                           377,800                6,045
  Kilroy Realty Corp. REIT                          69,200                1,818
  Koger Equity, Inc. REIT                           80,200                1,307
  Mack-Cali Realty Corp. REIT                      158,800                4,926
  SL Green Realty Corp. REIT                       258,300                7,932
  Trizec Hahn Corp.                                872,000               13,690
-------------------------------------------------------------------------------
                                                                        199,754
===============================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.            (a)(d)140,284                  @--
  Internap Network Services Corp.                (a)18,427                   22
-------------------------------------------------------------------------------
                                                                             22
===============================================================================
RESIDENTIAL APARTMENTS (25.4%)
  Amli Residential Properties Trust REIT           358,000                9,029
  Apartment Investment & Management
    Co. REIT                                       350,600               16,033
  Archstone-Smith Trust REIT                     1,710,596               44,989
  Avalon Bay Communities, Inc. REIT                968,262               45,808
  Equity Residential Properties Trust REIT         999,080               28,684
  Essex Property Trust, Inc. REIT                  494,400               24,428
  Post Properties, Inc. REIT                       110,000                3,906
  Summit Properties, Inc. REIT                     403,200               10,088
-------------------------------------------------------------------------------
                                                                        182,965
===============================================================================
RESIDENTIAL MANUFACTURED HOMES (2.5%)
  Chateau Communities, Inc. REIT                   242,552                7,253
  Manufactured Home Communities,
    Inc. REIT                                      332,400               10,374
  Sun Communities, Inc. REIT                        17,100                  637
-------------------------------------------------------------------------------
                                                                         18,264
===============================================================================
RETAIL REGIONAL MALLS (11.4%)
  General Growth Properties, Inc. REIT             472,400               18,329
  Macerich Co. REIT                                432,300               11,499
  Simon Property Group, Inc. REIT                1,234,700               36,214
  Taubman Centers, Inc. REIT                     1,060,778               15,753
-------------------------------------------------------------------------------
                                                                         81,795
===============================================================================
RETAIL STRIP CENTERS (3.4%)
  Acadia Realty Trust REIT                          83,100                  528
  Burnham Pacific Property Trust REIT              917,090                3,778
  Chelsea Property Group, Inc. REIT                  3,800                  187
  Federal Realty Investment Trust REIT             856,000               19,688
  Ramco-Gershenson Properties Trust
    REIT                                             2,300                   37
-------------------------------------------------------------------------------
                                                                         24,218
===============================================================================
SELF STORAGE (6.6%)
  Public Storage, Inc. REIT                      1,019,490               34,051
  Shurgard Storage Centers, Inc.,
    Series A REIT                                  426,100               13,635
                                                                         47,686
===============================================================================
TOTAL COMMON STOCKS (COST $625,800)                                     692,869
===============================================================================
PREFERRED STOCKS (0.9%)
REAL ESTATE (0.9%)
LODGING/RESORTS (0.9%)
  Beacon Capital Partners, Inc.                  (d)76,683                5,994
-------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp.            (a)(d)107,021                  @--
-------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $4,758)                                    5,994
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                       98

                                                                          VALUE
                                                    SHARES                (000)
===============================================================================
CONVERTIBLE PREFERRED STOCKS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp.,
    Series B (COST $758)                      (a)(d)75,765           $      @--
-------------------------------------------------------------------------------
RIGHTS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
  Cyprus Trading Corp., Ltd. (COST $252)       (a)(d)5,976                    9
-------------------------------------------------------------------------------
                                                    NO. OF
                                                  WARRANTS
===============================================================================
WARRANTS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp.,
    Class A, expiring 6/24/04                 (a)(d)62,000                  @--
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/23/04                 (a)(d)50,510                  @--
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/24/04                 (a)(d)62,000                  @--
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/23/04                 (a)(d)50,510                  @--
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/24/04                 (a)(d)62,000                  @--
-------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $0)                                                  @--
===============================================================================

                                                      FACE
                                                    AMOUNT
                                                     (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.2%)
REPURCHASE AGREEMENT (3.2%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02
    (COST $23,001)                           $   (f)23,001               23,001
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $654,569)                              721,873
===============================================================================
OTHER ASSETS (0.9%)
  Cash                                                  29
  Dividends Receivable                               4,080
  Receivable for Portfolio Shares Sold               1,499
  Receivable for Investments Sold                    1,165
  Interest Receivable                                    1
  Other                                                 10                6,784
===============================================================================
LIABILITIES (-1.2%)
  Payable for Portfolio Shares Redeemed             (6,959)
  Investment Advisory Fees Payable                  (1,316)
  Administrative Fees Payable                         (116)
  Directors' Fees and Expenses Payable                 (36)
  Custodian Fees Payable                               (21)
  Distribution Fees, Class B                           (19)
  Other Liabilities                                   (121)              (8,588)
===============================================================================
NET ASSETS (100%)                                                    $  720,069
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $  650,799
Undistributed Net Investment Income                                         291
Accumulated Net Realized Gain                                             1,951
Unrealized Appreciation on Investments and
Foreign Currency Translations                                            67,028
--------------------------------------------------------------------------------
NET ASSETS                                                           $  720,069
================================================================================
CLASS A:
NET ASSETS                                                           $  696,871
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 47,629,303 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                              $    14.63
--------------------------------------------------------------------------------
CLASS B:
NET ASSETS                                                           $   23,198
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,594,576 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                              $    14.55
--------------------------------------------------------------------------------

(a) Non-income producing security
(d) Securities were valued at fair value - See Note A-1 to financial statements.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @ Value is less than $500.
REIT - Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

VALUE EQUITY PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Financial Services                              22.2%
Technology                                      14.0
Utilities                                       13.3
Integrated Oils                                  9.9
Financials                                       9.5
Health Care                                      7.9
Consumer Discretionary                           6.4
Auto & Transportation                            5.2
Materials & Processing                           3.9
Producer Durables                                2.8
Other                                            4.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

            Value Equity
             Portfolio-          S&P 500       Russell 1000
              Class A           Index(1)      Value Index(2)
            ------------       ----------     --------------
1991        $  500,000         $  500,000     $  500,000
10/31/92    ----------         ----------     ----------
12/31/92    ----------         ----------     ----------
1993        ----------         ----------     ----------
1994        ----------         ----------     ----------
1995        ----------         ----------     ----------
1996        ----------         ----------     ----------
1997        ----------         ----------     ----------
1998        ----------         ----------     ----------
1999        ----------         ----------     ----------
2000        $2,153,014         $2,589,748     $2,425,154
2001        $2,119,642         $        -     $2,444,981

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                      AVERAGE  AVERAGE   AVERAGE
                                                       ANNUAL   ANNUAL    ANNUAL
                                                 ONE     FIVE      TEN     SINCE
                                                YEAR    YEARS    YEARS INCEPTION
-------------------------------------------------------------------------------
Portfolio - Class A (3)                        -1.55%   12.77%   13.84%    12.88%
Portfolio - Class B (4)                        -1.89    12.45      N/A     13.45
Russell 1000 Value Index-Class A               -5.59    11.13    14.13     13.62
S&P 500 Index - Class A                       -11.88    10.70    12.93     13.12
Russell 1000 Value Index-Class B               -5.59    11.13      N/A     12.71
S&P 500 Index - Class B                       -11.88    10.70      N/A     12.52

(1) The Russell 1000 Value Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on January 31,1990
(4) Commenced operations on January 2,1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.

For the year ended December 31, 2001, the Portfolio had a total return of -1.55% for the Class A shares and -1.89% for the Class B shares compared to -5.59% for the Russell 1000 Value Index and -11.88% for the S&P 500 Index.

MARKET REVIEW

Within the large cap universe, both value and growth Indexes declined, although the Russell 1000 Value Index (the "Index"), which fell 5.59% lost less than the Russell 1000 Growth Index, which lost 20.42%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001.

The Portfolio outperformed the Index in five of eleven sectors averaging 51% of the Portfolio. Stock selection was the primary reason for the outperformance, although sector decisions also contributed favorably. Financial services was the largest sector, averaging 34% of the Portfolio, and stock selection was ahead of the Index sector decline.

Stock selection in consumer discretionary was also favorable; it was the top performing sector in the Index. Utilities represented roughly 19% of the Portfolio and was the second largest sector, a sector that declined in both the Portfolio and the Index, with stock selection trailing the Index. Stock selection in telecommunication services, which was less than 5% of the Portfolio, also detracted from performance. Producer durables was another sector where stock selection lagged, primarily due to positions in two companies that, both of which were negatively affected by declining air traffic post September 11.

MARKET OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has pushed valuations ahead of business momentum. We believe that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic the stock market will have a modest rebound in 2002. For these reasons, we continue to spend our time on intense fundamental research and continue to manage the portfolio to reflect the philosophy that a diversified portfolio of good companies will produce durable earnings growth over the long-term.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         VALUE EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                          VALUE
                                              SHARES      (000)
=================================================================
COMMON STOCKS (98.7%)
AUTO & TRANSPORTATION (5.2%)
AIR TRANSPORT (0.6%)
  Continental Airlines, Inc., Class B        (a)28,400 $      744
-----------------------------------------------------------------
AUTO PARTS: ORIGINAL EQUIPMENT (3.5%)
  ArvinMeritor, Inc.                           221,500      4,350
-----------------------------------------------------------------
AUTOMOBILES (1.1%)
  General Motors Corp.                          29,250      1,422
-----------------------------------------------------------------
                                                            6,516
=================================================================
CONSUMER DISCRETIONARY (6.4%)
CONSUMER ELECTRONICS (1.2%)
  Koninklijke Philips Electronics N.V. (NY
  Shares)                                    (a)53,350      1,553
-----------------------------------------------------------------
ENTERTAINMENT (0.2%)
  Walt Disney Co. (The)                         14,500        300
-----------------------------------------------------------------
MEDIA (1.1%)
  AT&T-Liberty Media Corp., Class A             93,700      1,312
-----------------------------------------------------------------
RETAIL (3.9%)
  RadioShack Corp.                              74,350      2,238
  TJX Cos., Inc.                                67,450      2,689
-----------------------------------------------------------------
                                                            4,927
=================================================================
                                                            8,092
=================================================================
CONSUMER STAPLES (2.4%)
FOOD PRODUCTS (1.0%)
  Kraft Foods, Inc.                             38,450      1,308
-----------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.4%)
  Procter & Gamble Co.                          21,800      1,725
-----------------------------------------------------------------
                                                            3,033
=================================================================
FINANCIAL SERVICES (22.2%)
BANKS: OUTSIDE NEW YORK CITY (7.8%)
  Bank of America Corp.                         52,050      3,277
  FleetBoston Financial Corp.                  163,400      5,964
  PNC Bank Corp.                                10,950        615
-----------------------------------------------------------------
                                                            9,856
=================================================================
DIVERSIFIED FINANCIAL SERVICES (4.5%)
  JP Morgan Chase & Co.                        156,650      5,694
-----------------------------------------------------------------
INSURANCE: MULTI-LINE (9.9%)
  Allstate Corp.                               150,650      5,077
  Lincoln National Corp.                        96,800      4,701
  Principal Financial Group, Inc.               34,400        826
  Prudential Financial, Inc.                    11,500        382
  SAFECO Corp.                                  25,100        782
  Torchmark Corp.                               19,800        779
-----------------------------------------------------------------
                                                           12,547
=================================================================
                                                           28,097
=================================================================
FINANCIALS (9.5%)
DIVERSIFIED FINANCIALS (9.5%)
  Citigroup, Inc.                              114,000      5,755
  Federal Home Loan Mortgage Corp.              95,100      6,219
-----------------------------------------------------------------
                                                           11,974
=================================================================
HEALTH CARE (7.9%)
PHARMACEUTICALS (7.9%)
  Abbott Laboratories                           43,000 $    2,397
  American Home Products Corp.                  62,150      3,813
  Bristol-Myers Squibb Co.                      46,050      2,349
  Merck & Co., Inc.                             11,000        647
  Schering-Plough Corp.                         22,700        813
-----------------------------------------------------------------
                                                           10,019
=================================================================
INFORMATION TECHNOLOGY (1.0%)
AEROSPACE & DEFENSE (1.0%)
  General Dynamics Corp.                        16,100      1,282
-----------------------------------------------------------------
INTEGRATED OILS (9.9%)
OIL: INTEGRATED DOMESTIC (4.3%)
  Conoco, Inc.                                 190,150      5,381
-----------------------------------------------------------------
OIL: INTEGRATED INTERNATIONAL (5.6%)
  BP plc ADR                                    38,850      1,807
  Exxon Mobil Corp.                            134,400      5,282
-----------------------------------------------------------------
                                                            7,089
=================================================================
                                                           12,470
=================================================================
MATERIALS & PROCESSING (3.9%)
BUILDING MATERIALS (1.2%)
  Masco Corp.                                   62,550      1,532
-----------------------------------------------------------------
CHEMICALS (0.8%)
  Milennium Chemicals, Inc.                     78,250        986
-----------------------------------------------------------------
MISC. MATERIALS & PROCESSING (1.9%)
  USEC, Inc.                                   330,100      2,364
-----------------------------------------------------------------
                                                            4,882
=================================================================
OTHER (0.2%)
MULTI-SECTOR COMPANIES (0.2%)
  Honeywell International, Inc.                  9,650        326
-----------------------------------------------------------------
PRODUCER DURABLES (2.8%)
AEROSPACE (2.0%)
  Boeing Co.                                    28,900      1,121
  United Technologies Corp.                     21,850      1,412
-----------------------------------------------------------------
                                                            2,533
=================================================================
MACHINERY: CONSTRUCTION & HANDLING (0.8%)
  Caterpillar, Inc.                             18,500        967
-----------------------------------------------------------------
                                                            3,500
=================================================================
TECHNOLOGY (14.0%)
COMMUNICATIONS EQUIPMENT (3.0%)
  Lucent Technologies, Inc.                    189,300      1,191
  Motorola, Inc.                               171,050      2,569
-----------------------------------------------------------------
                                                            3,760
=================================================================
COMMUNICATIONS TECHNOLOGY (1.7%)
  3Com Corp.                               (a) 114,400        730
  ADC Telecommunications, Inc.                 132,900        611
  Tellabs, Inc.                                 50,700        759
-----------------------------------------------------------------
                                                            2,100
=================================================================

    The accompanying notes are an integral part of the financial statements.

                                       102

                                                            VALUE
                                               SHARES       (000)
=================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (6.0%)
  AT&T Wireless Services, Inc.                 176,373   $  2,535
  Verizon Communications, Inc.                  66,400      3,151
  WorldCom, Inc. - WorldCom Group              138,300      1,947
-----------------------------------------------------------------
                                                            7,633
=================================================================
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.5%)
  Conexant Systems, Inc.                   (a) 131,400      1,887
-----------------------------------------------------------------
ELECTRONICS: TECHNOLOGY (1.8%)
Harris Corp.                                   76,900       2,346
-----------------------------------------------------------------
                                                           17,726
=================================================================
UTILITIES (13.3%)
UTILITIES: ELECTRICAL (5.1%)
  NiSource, Inc.                               221,450      5,106
  Xcel Energy, Inc.                             47,000      1,304
-----------------------------------------------------------------
                                                            6,410
=================================================================
UTILITIES: TELECOMMUNICATIONS (8.2%)
  AT&T Corp.                                    70,200      1,273
  FLAG Telecom Holdings Ltd.                (a)595,650        954
  Qwest Communications International, Inc.      98,700      1,395
  SBC Communications, Inc.                     105,450      4,131
  Sprint Corp.                                 129,850      2,607
-----------------------------------------------------------------
                                                           10,360
=================================================================
                                                           16,770
=================================================================
TOTAL COMMON STOCKS (COST $119,836)                       124,687
=================================================================

                                               FACE
                                              AMOUNT
                                               (000)
=================================================================
SHORT-TERM INVESTMENT (4.3%)
REPURCHASE AGREEMENT (4.3%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02 (COST $5,422)      $(f) 5,422      5,422
-----------------------------------------------------------------
TOTAL INVESTMENTS (103.0%) (COST $125,258)                130,109
=================================================================
OTHER ASSETS (1.1%)
  Cash                                              12
  Receivable for Investments Sold                  822
  Receivable for Portfolio Shares Sold             369
  Dividends Receivable                             116
  Other                                              5      1,324
=================================================================
LIABILITIES (-4.1%)
  Payable for Investments Purchased             (4,936)
  Investment Advisory Fees Payable                 (80)
  Payable for Portfolio Shares Redeemed            (54)
  Administrative Fees Payable                      (20)
  Distribution Fees, Class B                       (14)
  Custodian Fees Payable                           (11)
  Directors' Fees and Expenses Payable             (10)
  Other Liabilities                                (20)    (5,145)
=================================================================
NET ASSETS (100%)                                       $ 126,288
=================================================================

                                                         VALUE
                                                         (000)
=================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                         $ 125,639
Accumulated Net Investment Loss                               (10)
Accumulated Net Realized Loss                              (4,192)
Unrealized Appreciation on Investments                      4,851
-----------------------------------------------------------------
NET ASSETS                                              $ 126,288
=================================================================
CLASS A:
NET ASSETS                                              $ 101,691
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE

  Applicable to 10,506,972 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)              $    9.68
=================================================================
CLASS B:
NET ASSETS                                              $  24,597
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE

  Applicable to 2,543,521 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)              $    9.67
=================================================================

(a) Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

EMERGING MARKETS DEBT PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Brazil            22.3%
Russia            17.0
Mexico            16.1
Ecuador            4.2
South Korea        4.0
Philippines        2.9
Argentina          2.8
Peru               2.7
Morocco            2.4
Egypt              2.4
Other             23.2

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT]

                                   J.P. Morgan
            Emerging Markets    Emerging Markets       J.P. Morgan
             Debt Portfolio-        Bond Plus       Emerging Markets
                Class A              Index(1)        Global Index(1)
            ----------------    ----------------    ----------------
1994        $500,000            $500,000            $500,000
1995      ----------            --------            --------
1996      ----------            --------            --------
1997      ----------            --------            --------
1998      ----------            --------            --------
1999      ----------            --------            --------
2000      $  914,022            $969,130            $973,217
2001      $1,010,634            $      -            $986,453

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND GLOBAL INDEX (1)

                                        TOTAL RETURNS (2)
                              ---------------------------------
                                          AVERAGE       AVERAGE
                              ONE     ANNUAL FIVE  ANNUAL SINCE
                              YEAR          YEARS     INCEPTION
Portfolio - Class A (3)       10.57%        4.16%          9.37%
Portfolio - Class B (4)       10.50         3.96          10.33
Index - Class A               1.36          7.35           8.97
Index - Class B               1.36          7.35          11.35

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on February 1, 1994
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return of 10.57% for the Class A shares and 10.50% for the Class B shares compared to 1.36% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). As of December 31, 2001, the Portfolio had a SEC 30-day yield of 6.93% for the Class A shares and 6.62% for the Class B shares.

MARKET REVIEW

Headlines can often be deceiving. At first glance, the emerging-markets debt
(EMD) asset class had a rather disappointing year. The yield spread on the JP Morgan EMBI Global Index tightened by a scant eight basis points and the Index managed to post a mere +1.36% total return for the year. Deteriorating global market conditions, increased risk aversion, crises in Argentina and Turkey, and lower commodity prices are all factors that explain the relatively muted performance of the asset class in 2001.

Beneath the surface, however, lies a more interesting storyline in which most EMD issues actually had an extraordinarily favorable year. Excluding Argentina, the Index's yield spread tightened 131 basis points and the Index posted a healthy 18.9% total return. Strong global liquidity precipitated by low nominal interest rates in local markets more than offset the impact of the negative fundamentals in countries other than Argentina.

Our very favorable relative performance was primarily due to our generally defensive risk posture relative to the Index early in the year, a consistent large underweight in Argentina, an overweight in Russia, and to favorable security selection decisions within Mexico.

The first half of 2001 was volatile for the EMD asset class. As with most other financial markets, the asset class was buoyed by the aggressive 100 basis-point cut in official U.S. interest rates early in the year. Then EMD took its direction from global equity markets, as growing concerns over the magnitude of the U.S. economic slowdown caused asset prices to come under pressure. In addition, investors struggled with the implications of a Turkish devaluation, heightened concerns over Argentina, and increasing political noise in both Brazil and Peru. Compounding this was a sharp slowdown in Europe and weaker commodity prices across the globe.

Two opposing themes dominated EMD during the latter part of the year: the intensification of the Argentine economic and political crisis and the generalized recovery in international capital markets following the tragic events of September 11. This recovery was precipitated by a series of interest rate cuts in the U.S. and Europe and renewed optimism regarding the likelihood of an economic rebound by 2002. The resiliency of the non-Argentina EMD universe was striking; after all, the global economic backdrop remained uncertain, commodity prices fell, and the Argentine situation deteriorated to the point where the country's economic and political foundations were shattered by late-December. Yet favorable OECD liquidity trends, the sharp decline in most U.S. interest rates, the rebound in global equity prices, and a number of favorable country-specific considerations all supported the rest of the market during the second half of the year.

MARKET OUTLOOK

The year-end rally in global financial markets may be a harbinger for a recovery in the global economic cycle. An economic recovery should not only raise the demand for exports from emerging-market countries, but should also increase the risk appetite of investors and, in turn, capital flows to the EMD asset class. Both considerations are key to improvements in the creditworthiness of emerging-market borrowers in the future. Of course, the situation in Argentina requires close scrutiny to in terms of any potential contagion to other EMD countries. Please be assured that our EMD team will monitor all these developments closely in the coming year and will take these factors into consideration in managing the EMD strategy in 2002.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                 FACE
                                                AMOUNT       VALUE
                                                 (000)       (000)
==================================================================
DEBT INSTRUMENTS (95.3%)
ALGERIA (0.8%)
SOVEREIGN (0.8%)
  Republic of Algeria, Tranche 1,
    7.188%, 3/31/10                        $  (e) 452       $  411
------------------------------------------------------------------
Argentina (2.8%)
SOVEREIGN (2.8%)
  Republic of Argentina, 11.75%, 4/07/09      (b) 990          257
  Republic of Argentina, 11.375%, 3/15/10   (b) 1,620          409
  Republic of Argentina, 11.75%, 6/15/15      (b) 560          148
  Republic of Argentina, Series L-GP
    (Floating Rate), 6.00%, 3/31/23         (b) 1,520          654
------------------------------------------------------------------
                                                             1,468
==================================================================
BRAZIL (22.3%)
SOVEREIGN (22.3%)
  Federative Republic of Brazil,
    9.625%, 7/15/05                             1,150        1,086
  Federative Republic of Brazil,
    3.25%, 4/15/09                                838          668
  Federative Republic of Brazil,
    3.188%, 4/15/24                             2,000        1,450
  Federative Republic of Brazil,
    8.875%, 4/15/24                             1,910        1,270
  Federative Republic of Brazil,
    12.25%, 3/06/30                               610          525
  Federative Republic of Brazil,
    11.00%, 8/17/40                             2,000        1,540
  Federative Republic of Brazil, Series C
    (Floating Rate), 8.00%, 4/15/14             3,842        2,958
  Federative Republic of Brazil, Series Z-L,
    (Floating Rate), 3.25%, 4/15/12             3,300        2,327
------------------------------------------------------------------
                                                            11,824
==================================================================
Bulgaria (2.2%)
SOVEREIGN (2.2%)
  Republic of Bulgaria, Discount Bond,
    Series A, 'Euro' (Floating Rate),
    4.563%, 7/28/24                               770          684
  Republic of Bulgaria, Front Loaded
    Interest Reduction Bond, Series A,
    4.563%, 7/28/12                               550          496
------------------------------------------------------------------
                                                             1,180
==================================================================
CHINA/HONG KONG (0.8%)
CORPORATE (0.8%)
  PCCW-HKTC Capital Ltd., 7.75%, 11/15/11     (e) 410          405
------------------------------------------------------------------
COLOMBIA (2.2%)
SOVEREIGN (2.2%)
  Republic of Colombia, 10.00%, 1/23/12         1,160        1,146
------------------------------------------------------------------
CROATIA (0.7%)
SOVEREIGN (0.7%)
  Croatia, Series A, 4.563%, 7/31/10              368          362
------------------------------------------------------------------
DOMINICAN REPUBLIC (1.1%)
SOVEREIGN (1.1%)
  Dominican Republic, 9.50%, 9/27/06       $  (e) 560       $  571
------------------------------------------------------------------
ECUADOR (4.2%)
SOVEREIGN (4.2%)
  Republic of Equador, 12.00%, 11/15/12         1,150          851
  Republic of Equador, 5.00%, 8/15/30       (n) 2,880        1,378
------------------------------------------------------------------
                                                             2,229
==================================================================
EGYPT (2.4%)
SOVEREIGN (2.4%)
  Arab Republic of Egypt, 8.75%, 7/11/11    (e) 1,170        1,141
  Arab Republic of Egypt, 8.75%, 7/11/11          110          107
------------------------------------------------------------------
                                                             1,248
==================================================================
INDONESIA (0.4%)
CORPORATE (0.4%)
  Tjiwi Kimia International BV, Global Bond,
    13.25%,                                 (b) 1,190          196
------------------------------------------------------------------
Ivory Coast (0.5%)
SOVEREIGN (0.5%)
  Ivory Coast, 2.00%, 3/29/18                   1,200          177
  Ivory Coast, 2.00%, 3/29/18                     760          114
------------------------------------------------------------------
                                                               291
==================================================================
MALAYSIA (1.8%)
SOVEREIGN (1.8%)
  Malaysia, 7.50%, 7/15/11                        890          930
MAURITIUS (0.4%)
CORPORATE (0.4%)
  Pindo Deli Financial Mauritius,
    10.75%, 10/01/07                     (B)(e) 1,050          158
  Tjiwi Kimia FN Mauritius,
    10.00%, 8/01/04                           (b) 380           55
------------------------------------------------------------------
                                                               213
==================================================================
MEXICO (16.1%)
CORPORATE (2.7%)
  Grupo Iusacell S.A. de C.V.,
    14.25%, 12/01/06                          (e) 300          323
  Petroleos Mexicanos,
    9.375%, 12/02/08                              360          390
  Petroleos Mexicanos, 9.50%, 9/15/27             650          713
------------------------------------------------------------------
                                                             1,426
==================================================================
SOVEREIGN (13.4%)
  United Mexican States, 8.30%, 8/15/31         1,110        1,091
  United Mexican States Global Bond,
  11.375%, 9/15/16                              2,430        2,996
  United Mexican States Global Bond,
  11.50%, 5/15/26                                 770          981
  United Mexican States, Series A,
  9.875%, 2/01/10                               1,800        2,011
------------------------------------------------------------------
                                                             7,079
==================================================================
                                                             8,505
==================================================================

    The accompanying notes are an integral part of the financial statements.

                                       106

                                                 FACE
                                                AMOUNT       VALUE
                                                 (000)       (000)
==================================================================
MOROCCO (2.4%)
SOVEREIGN (2.4%)
  Government of Morocco, Reconstruction
    & Consolidation Agreement, Series A,
    (Floating Rate), 2.781%, 1/01/09       $    1,433     $  1,272
------------------------------------------------------------------
NIGERIA (0.9%)
SOVEREIGN (0.9%)
  Central Bank of Nigeria, Par Bonds,
    6.25%, 11/15/20                           (n) 500          338
  Nigeria Promissory Notes, Series RC,
    5.092%, 1/05/10                               450          167
------------------------------------------------------------------
                                                               505
==================================================================
PANAMA (1.5%)
SOVEREIGN (1.5%)
  Republic of Panama, 9.625%, 2/08/11             515          525
  Republic of Panama, 9.375%, 4/01/29             250          262
------------------------------------------------------------------
                                                               787
==================================================================
PERU (2.7%)
SOVEREIGN (2.7%)
  Republic of Peru, Front Loaded Interest
    Reduction Bond, 4.50%, 3/07/17              1,170          898
  Republic of Peru, Front Loaded Interest
    Reduction Bond, Series US,
    4.00%, 3/07/17                            (n) 790          553
------------------------------------------------------------------
                                                             1,451
==================================================================
PHILIPPINES (2.9%)
CORPORATE (0.1%)
  Bayan Telecommunications, Inc.,
    13.50%, 7/15/06                           (e) 500           88
------------------------------------------------------------------
SOVEREIGN (2.8%)
Republic of Philippines, 9.875%,
3/15/10                                           770          797
Republic of Philippines, 9.875%,
1/15/19                                           710          675
------------------------------------------------------------------
                                                             1,472
==================================================================
                                                             1,560
==================================================================
POLAND (0.7%)
CORPORATE (0.7%)
  Netia Holdings II B.V., Series B,
    13.125%, 6/15/09                              400           64
  PTC International Finance II S.A.,
    11.25%, 12/01/09                              300          300
------------------------------------------------------------------
                                                               364
==================================================================
QATAR (1.0%)
SOVEREIGN (1.0%)
  State of Qatar, Series REGS,
    9.75%, 6/15/30                                460          526
------------------------------------------------------------------
RUSSIA (17.0%)
SOVEREIGN (17.0%)
  Russia Federation, 8.25%, 3/31/10               401          349
  Russia Federation, 8.25%, 3/31/10         (e) 1,272        1,106
  Russia Federation, 12.75%, 6/24/28         $  2,650     $  2,882
  Russia Federation, 5.00%, 3/31/30             5,270        3,057
  Russia Federation, 5.00%, 3/31/30         (e)(n) 67           39
  Russia Federation FTO,
    Zero Coupon,                               (b) 39           24
  Russia Federation FTO,
    Zero Coupon,                              (b) 319          204
  Russia Federation FTO,
    Zero Coupon,                            (b) 1,353          880
  Russia Federation FTO,
    Zero Coupon,                               (b) 87           54
  Russia Federation FTO,
    Zero Coupon,                              (b) 107           66
  Russia Federation FTO,
    Zero Coupon,                               (b) 33           20
  Russia Federation FTO,
    Zero Coupon, 3/04/03                      (b) 487          299
------------------------------------------------------------------
                                                             8,980
==================================================================
SOUTH KOREA (4.0%)
CORPORATE (3.1%)
  Korea Electric Power, 6.375%,
    12/01/03                                      200          208
  Korea Electric Power, 6.375%,
    12/01/03                                      900          932
  Korea Electric Power, 7.75%, 4/01/13            500          525
------------------------------------------------------------------
                                                             1,665
==================================================================
SOVEREIGN (0.9%)
  Republic of Korea, Global Bond,
    8.875%, 4/15/08                               400          462
------------------------------------------------------------------
                                                             2,127
==================================================================
TUNISIA (1.0%)
SOVEREIGN (1.0%)
  Banque Centrale de Tunisie,
    8.25%, 9/19/27                                600          558
------------------------------------------------------------------
UKRAINE (1.0%)
SOVEREIGN (1.0%)
  Ukraine Government, 11.00%, 3/15/07             578          551
------------------------------------------------------------------
VENEZUELA (1.5%)
SOVEREIGN (1.5%)
  Republic of Venezuela, 0.00%, 4/15/20             9          @--
  Republic of Venezuela, Debt Conversion
    Bond, Series DL, (Floating Rate),
    2.875%, 12/18/07                              571          414
  Republic of Venezuela, Series W-A,
    6.75%, 3/31/20                                540          394
------------------------------------------------------------------
                                                               808
==================================================================
  TOTAL DEBT INSTRUMENTS (COST $49,432)                     50,468
==================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

                                                       NO. OF          VALUE
                                                       RIGHTS          (000)
============================================================================
RIGHTS (0.0%)
MEXICO (0.0%)
 United Mexican States, Value Recovery
  Rights, expiring 6/30/03 (COST$0)                 9,850,000     $       10
----------------------------------------------------------------------------

                                                       NO. OF
                                                     WARRANTS
============================================================================
WARRANTS (0.0%)
COLOMBIA (0.0%)
  Occidente y Caribe Cellular,
    expiring 3/15/04                             (a)(e)20,600             21
----------------------------------------------------------------------------
NIGERIA (0.0%)
  Central Bank of Nigeria, expiring 11/15/20            7,750            @--
TOTAL WARRANTS (COST $13)                                                 21
============================================================================

                                                         FACE
                                                       AMOUNT
                                                        (000)
============================================================================
SHORT-TERM INVESTMENT (2.8%)
REPURCHASE AGREEMENT (2.8%)
  J.P. Morgan Securities, Inc., 1.63%, dated
    12/31/01, due 1/2/02 (COST $1,499)         $     (f)1,499          1,499
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.1%) (COST $50,944)                              51,998
============================================================================
OTHER ASSETS (2.2%)
  Interest Receivable                                   1,082
  Receivable for Portfolio Shares Sold                     86
Other                                                       6          1,174
============================================================================
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable                       (104)
  Bank Overdraft Payable                                  (26)
  Directors' Fees and Expenses Payable                    (15)
  Administrative Fees Payable                             (10)
  Custodian Fees Payable                                   (7)
  Other Liabilities                                       (20)          (182)
============================================================================
NET ASSETS (100%)                              $       52,990
============================================================================

                                                                       VALUE
                                                                       (000)
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $  147,639
Accumulated Net Investment Loss                                         (267)
Accumulated Net Realized Loss                                        (95,436)
Unrealized Appreciation on Investments                                 1,054
----------------------------------------------------------------------------
NET ASSETS                                                        $   52,990
============================================================================
CLASS A:
NET ASSETS                                                        $   52,561
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 17,796,515 outstanding $0.001
     par value shares (authorized
     500,000,000 shares)                                          $     2.95
============================================================================
CLASS B:
NET ASSETS                                                        $      429
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE

  Applicable to 142,613 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                $     3.01
============================================================================

(a) Non-income producing security
(b) Issuer is in default
(e) 144A security -certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity Rate disclosed is the ultimate maturity date.
@-- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

FIXED INCOME III PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Mortage Pass-Thru                  51.6%
Corporate Bonds & Notes            26.8
Assets Backed Securities            6.9
U.S. Government &
Agency Obligations                  6.8
Other                               7.9

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

              Fixed Income          Lehman Brothers
               Portfolio-              Aggregate
                Class A               Bond Index(1)
              ------------          ---------------
1992          $  500,000            $  500,000
1993          ----------            ----------
1994          ----------            ----------
1995          ----------            ----------
1996          ----------            ----------
1997          ----------            ----------
1998          ----------            ----------
1999          ----------            ----------
2000          $1,018,639            $1,034,658
2001          $1,111,131            $1,121,983

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE LEHMAN BROTHERS
AGGREGATE BOND INDEX(1)

                                        TOTAL RETURNS(2)
                           ---------------------------------------
                                   AVERAGE     AVERAGE    AVERAGE
                                    ANNUAL      ANNUAL     ANNUAL
                            ONE       FIVE         TEN      SINCE
                           YEAR     YEARS        YEARS  INCEPTION
------------------------------------------------------------------
Portfolio - Class A(3)     9.08%    7.13%        7.37%       7.77%
Portfolio - Class B(4)     8.86     6.97          N/A        6.53
Index - Class A            8.44     7.43         7.23        7.90
Index - Class B            8.44     7.43         N/A         6.79

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on May 15, 1991
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income III Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities. Effective August 1, 2001, the Portfolio changed its name from the Fixed Income Portfolio to the Fixed Income III Portfolio.

For the year ended December 31, 2001, the Portfolio had a total return of 9.08% for the Class A shares and 8.86% for the Class B shares compared to 8.44% for the Lehman Brothers Aggregate Bond Index (the "Index"). As of December 31, 2001, the Portfolio had a SEC 30-day yield of 3.99% for the Class A shares and 3.87% for the Class B shares.

MARKET REVIEW

The past year posed several challenges for fixed-income investors: an economic downturn, significant volatility in both interest rates and yield spreads, unfavorable trends in corporate credit quality, two mortgage prepayment waves, and, of course, the human, economic, and financial market effects of September 11 terrorist attacks.

Our strong performance during 2001 was due to the positive effects of narrowing yield spreads within most non-Treasury sectors, our decision to bear more "spread risk" than the benchmark, favorable security selection decisions within both the corporate and mortgage sectors, and our active management of interest-rate and yield curve positions.

The Portfolio maintained an above-benchmark exposure to the corporate and mortgage sectors in response to their persistent attractiveness relative to their underlying fundamental risks. We reduced the allocation to Agency debentures, how- ever, as superior opportunities surfaced in the corporate and mortgage areas. Our interest-rate risk management activities were driven by disciplined adherence to relative valuation measures, which supported a below-benchmark strategy for most of the year. We also maintained a small, opportunistic non-dollar position to take advantage of the relative attractiveness of the euro currency and competitive real yields in Europe versus those in the U.S.

Although mortgages comprised the largest part of the Portfolio in percentage terms, our mortgage holdings had shorter effective maturities and a higher average credit quality than our corporate holdings. Thus, our corporate holdings actually had a far greater sensitivity to yield spread changes than our mortgages during 2001. This represented a deliberate value-driven decision on our part; although mortgages were attractive versus Treasuries, we found the corporate sector offered superior relative value.

As 2001 came to a close, yield spreads remained wide in most non-Treasury sectors while absolute yield levels remained unattractive. Accordingly, the Portfolio entered 2002 with above-benchmark sensitivities to the corporate and mortgage sectors, and an interest-rate sensitivity position 0.25 years below that of the benchmark. The Portfolio also maintained a small opportunistic exposure to euro-denominated bonds on a currency-exposed basis.

MARKET OUTLOOK

We continue to see many relative value opportunities as we enter 2002, and believe we have positioned the Portfolio to capture this value in the coming year.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FIXED INCOME III PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                                FACE
                                                                              AMOUNT                VALUE
                                                                               (000)                (000)
=========================================================================================================
FIXED INCOME SECURITIES (92.1%)
Asset Backed Securities (6.9%)
Bank of America Mortgage Securities,
  Series 2000-6, Class A2
  7.50%, 11/25/30                                                  $             463     $            465
BMW Vehicle Lease Trust, Series 2000-A, Class A2
  6.65%, 2/25/03                                                                 483                  486
Chase Credit Card Master Trust,
  Series 2001-4, Class A
  5.50%, 11/17/08                                                              1,045                1,064
Citibank Credit Card Issuance Trust,
  Series 2000-A1, Class A1
  6.90%, 10/17/07                                                              1,805                1,932
Citibank Credit Card Issuance Trust,
  Series 2000-C1, Class C1
  7.45%, 9/15/07                                                                 500                  530
Connecticut RRB Special Purpose Trust,
  Series  2001-1, Class A5
  6.21%, 12/30/11                                                                850                  862
Continental Airlines, Inc., Series 97-4, Class A
  6.90%, 1/2/18                                                                  708                  622
Countrywide Home Loans, Series 2000-5, Class 1A2
  7.75%, 10/25/30                                                                443                  444
Daimler Chrysler Auto Trust, Series 2000-C, Class A3
  6.82%, 9/6/04                                                                1,310                1,357
Detroit Edison Securitization Funding LLC,
  Series 2001-1, Class A5
  6.42%, 3/1/15                                                                  685                  689
Ford Credit Auto Owner Trust,
  Series 2000-E, Class A4
  6.74%, 6/15/04                                                               1,354                1,310

Honda Auto Receivables Owner Trust,
  Series 2000-1, Class A3
  6.62%, 7/15/04                                                                 865                  892
MBNA Master Credit Card Trust,
  Series 2000-E, Class A
  7.80%, 10/15/12                                                              1,220                1,362
MBNA Master Credit Card Trust,
  Series 99-B, Class A
  5.90%, 8/15/11                                                                 760                  771
MMCA Automobile Trust,
  Series 2000-1, Class A3                                                      1,080                1,109
  7.00%, 6/15/04
Nissan Auto Receivables Owner Trust,
  Series 2001-C, Class A4
  4.80%, 2/15/07                                                                 625                  633
Peco Energy Transition Trust,
  Series 2001-A, Class A1
  6.52%, 12/31/10                                                                325                  338
PSE&G Transition Funding LLC,
  Series 2001-1, Class A6
  6.61%, 6/15/15                                                                 575                  596
Residential Funding Mortgage Securities,
  Series 2000-HI4, Class AI2
  7.39%, 4/25/11                                                               1,100                1,113
Residential Funding Mortgage Securities,
  Series 2000-S9, Class A6
  7.75%, 7/25/30                                                   $             152     $           152
---------------------------------------------------------------------------------------------------------
                                                                                                   16,771
=========================================================================================================
Corporate Bonds and Notes (26.8%)
  Finance (9.2%)
Anthem Insurance
  9.00%, 4/1/27                                                               (e)285                  287
  9.13%, 4/1/10                                                               (e)250                  269
CIGNA Corp.
  6.38%, 10/15/11                                                                330                  324
  7.00%, 1/15/11                                                                 235                  241
DaimlerChrysler NA Holding Corp.
  7.75%, 1/18/11                                                                 440                  456
Farmers Exchange Capital
  7.05%, 7/15/28                                                            (e)2,500                1,986
FleetBoston Financial Corp.
  6.38%, 5/15/08                                                               1,000                1,013
Ford Motor Co.
  6.38%, 2/1/29                                                                1,470                1,180
Ford Motor Credit Co.
  7.38%, 10/28/09                                                                555                  547
General Motors Acceptance Corp.
  8.00%, 11/1/31                                                                 500                  509
Goldman Sachs Group, Series A
  6.34%, 3/1/06                                                             (e)1,250                1,276
Hartford Financial Services Group, Inc.
  7.75%, 6/15/05                                                                 655                  702
  7.90%, 6/15/10                                                                 125                  137
Household Finance Corp.
  5.88%, 2/1/09                                                                1,020                  970
  6.40%, 6/17/08                                                                 165                  164
John Hancock Funds
  7.38%, 2/15/24                                                               1,050                1,050
JP Morgan Chase & Co.
  6.00%, 2/15/09                                                               1,000                  996
MBNA America Bank
  6.50%, 6/20/06                                                                 345                  339
Metropolitan Life Insurance Co.
  7.80%, 11/1/25                                                                 775                  790
Nationwide Mutual Insurance
  7.50%, 2/15/24                                                                 345                  310
  8.25%, 12/1/31                                                              (e)745                  743
Prudential Holdings, LLC
  8.70%, 12/18/23                                                             (e)995                1,035
Prudential Holdings, LLC
  7.25%, 12/18/23                                                           (e)1,775                1,817
Systems 2001 Asset Trust, Series 2001, Class G
  6.66%, 9/15/13                                                            (e)1,553                1,625
Wellpoint Health Network
  6.38%, 6/15/06                                                                 310                  316

    The accompanying notes are an integral part of the financial statements.

                                       111

                                                                                FACE
                                                                              AMOUNT                VALUE
                                                                                (000)               (000)
=========================================================================================================
World Financial Properties, Series 96WFP-B
  6.91%, 9/1/13                                                    $        (e)3,291     $          3,320
                                                                                                   22,402
=========================================================================================================
Foreign Bonds (1.8%)
Government of France
  4.00%, 10/25/09                                                              5,095                4,273
---------------------------------------------------------------------------------------------------------
Industrial (13.2%)
Aetna, Inc.
  7.88%, 3/1/11                                                                  840                  827
America West Airlines
  7.10%, 4/2/21                                                               (e)860                  862
AOL Time Warner, Inc.
  6.75%, 4/15/11                                                                 610                  625
  7.63%, 4/15/31                                                                 235                  249
AT&T Corp.
  7.30%, 11/15/11                                                             (e)120                  124
  8.00%, 11/15/31                                                             (e)850                  893
AT&T Wireless Services, Inc.
  7.88%, 3/1/11                                                               (e)615                  658
Boeing Capital Corp.
  6.50%, 2/15/12                                                                 620                  617
Bristol-Myers Squibb
  5.75%, 10/1/11                                                               1,775                1,758
Centex Corp.
  7.88%, 2/1/11                                                                  435                  443
Clear Channel Communications, Inc.
  7.65%, 9/15/10                                                                 490                  506
Comcast Cable Communications
  8.38%, 5/1/07                                                                  410                  452
Comcast Cable Communications
  6.75%, 1/30/11                                                                 360                  362
Conoco, Inc.
  6.95%, 4/15/29                                                               1,180                1,200
Cox Communications, Inc.
  7.75%, 11/1/10                                                                 525                  561
CVS Corp.
  5.63%, 3/15/06                                                              (e)860                  866
Daimler Chrysler NA Holding Corp.
  8.00%, 6/15/10                                                                 315                  330
  8.50%, 1/18/31                                                                 130                  139
Delphi Auto Systems Corp.
  7.13%, 5/1/29                                                                  185                  167
Federated Department Stores, Inc.
  6.30%, 4/1/09                                                                  585                  570
  6.63%, 9/1/08                                                                  215                  214
Florida Windstorm
  7.13%, 2/25/19                                                              (e)600                  615
GTE Corp.
  6.94%, 4/15/28                                                                 480                  476
Hutchison Whampoa Financial Services Group
  7.50%, 8/1/27                                                    $          (e)525     $            495
Honeywell International
  6.13%, 11/1/11                                                                 755                  747
Kroger Co.
  7.50%, 4/1/31                                                                  125                  131
  7.70%, 6/1/29                                                                  105                  113
  8.00%, 9/15/29                                                                 680                  754
Lockheed Martin Corp.
  7.75%, 5/1/26                                                                  415                  448
Lowe's Cos., Inc.
  6.50%, 3/15/29                                                               1,030                  995
Marriot International, Series E
  7.00%, 1/15/08                                                              (e)910                  916
May Department Stores Co.
  5.95%, 11/1/08                                                                 635                  637
News America Holdings
  8.88%, 4/26/23                                                                 850                  919
News America, Inc.
  7.28%, 6/30/28                                                                 165                  154
Northrop Grumman Corp.
  7.75%, 2/15/31                                                                 270                  292
Oil Enterprises Ltd.
  6.24%, 6/30/08                                                            (e)1,436                1,470
PCCW-HKTC Capital Ltd.
  7.75%, 11/15/11                                                             (e)645                  637
Qwest Capital Funding
  7.75%, 8/15/06                                                                 815                  838
  7.75%, 2/15/31                                                                 315                  302
Raytheon Co.
  8.20%, 3/1/06                                                                  680                  737
  8.30%, 3/1/10                                                                  100                  111
Reed Elsevier Capital
  6.75%, 8/1/11                                                                  235                  238
Safeway, Inc.
  6.50%, 3/1/11                                                                  110                  112
Southwest Airlines Co., Series 2001-1, Class A2
  5.50%, 11/1/06                                                                 240                  236
Sun Microsystems, Inc.
  7.65%, 8/15/09                                                                 595                  607
TCI Communications, Inc.
  7.88%, 2/15/26                                                                 250                  258
Telus Corp.
  8.00%, 6/1/11                                                                  160                  170
Tenet Healthcare Corp.
  6.88%, 11/15/31                                                             (e)715                  660
Time Warner, Inc.
  6.63%, 5/15/29                                                                 290                  271
  7.57%, 2/1/24                                                                  165                  172
TRW, Inc.
  7.63%, 3/15/06                                                                 145                  149

    The accompanying notes are an integral part of the financial statements.

                                      112

                                                                            FACE
                                                                          AMOUNT                    VALUE
                                                                           (000)                    (000)
=========================================================================================================
TYCO International Group
  6.38%, 10/15/11                                                  $             210     $            205
  6.75%, 2/15/11                                                                 525                  527
  6.88%, 1/15/29                                                                 120                  115
  7.00%, 6/15/28                                                                  75                   73
US Airways, Inc., Series 2001-1, Class G
  7.08%, 3/20/21                                                                 933                  936
Verizon New England, Inc.
  6.50%, 9/15/11                                                                 610                  620
Vodafone Group plc
  7.75%, 2/15/10                                                                 715                  785
Wal-Mart Stores
  5.45%, 8/1/06                                                                1,420                1,453
---------------------------------------------------------------------------------------------------------
                                                                                                   31,797
=========================================================================================================
Utilities (1.9%)
CMS Panhandle Holding Co.
  6.50%, 7/15/09                                                                 540                  508
Consolidated Natural Gas, Series C
  6.25%, 11/1/11                                                                 260                  253
DTE Energy Co.
  7.05%, 6/1/11                                                                  310                  320
Detroit Edison Co.
  6.13%, 10/1/10                                                                 120                  118
Nisource Finance Corp.
  7.88%, 11/15/10                                                             (e)660                  683
Williams Cos., Inc., Series A
  7.50%, 1/15/31                                                                 665                  648
Williams Cos., Inc.
  7.75%, 6/15/31                                                                 110                  110
WorldCom, Inc. - WorldCom Group
  8.25%, 5/15/10                                                               1,750                1,882
---------------------------------------------------------------------------------------------------------
                                                                                                    4,522
=========================================================================================================
Yankee (0.7%)
Ahold Finance USA, Inc.
  6.88%, 5/1/29                                                                1,050                1,010
Deutsche Telekom International Finance B.V.
  8.00%, 6/15/10                                                                 555                  608
                                                                                                    1,618
=========================================================================================================
                                                                                                   64,612
=========================================================================================================
Mortgage Pass-Thru (51.6%)
Agency (30.1%)
Federal Home Loan Mortgage Corporation,
  January TBA
  7.00%, 1/15/31                                                              24,500               24,966
Federal National Mortgage Association,
  February TBA
  6.00%, 2/25/31                                                               1,000                  973
Federal National Mortgage Association,
  January TBA
  6.00%, 1/25/31                                                              19,200               18,774
  6.50%, 1/25/31                                                   $           8,200     $          8,200
  8.00%, 1/25/31                                                              19,000               19,900
---------------------------------------------------------------------------------------------------------
                                                                                                   72,813
=========================================================================================================
AGENCY FIXED RATE MORTGAGE (14.2%)
Federal Home Loan Mortgage Corporation
  13.00%, 9/1/10                                                                   3                    4
Federal Home Loan Mortgage Corporation,
  Gold Pool:
  8.00%, 11/1/29                                                                 249                  262
  8.00%, 6/1/30                                                                  432                  453
  8.00%, 8/1/30                                                                  663                  694
  8.00%, 12/1/30                                                                 122                  127
  8.00%, 4/1/31                                                                   42                   44
  8.00%, 6/1/31                                                                2,398                2,511
  8.00%, 8/1/31                                                                   74                   78
Federal National Mortgage Association
  8.00%, 2/1/12                                                                1,052                1,104
  8.00%, 4/1/30                                                                  117                  122
  8.00%, 6/1/30                                                                  117                  123
  8.00%, 6/1/31                                                                  110                  115
  8.00%, 7/1/31                                                                2,248                2,353
  8.00%, 9/1/31                                                                  992                1,038
  8.50%, 4/1/30                                                                3,975                4,214
  8.50%, 5/1/30                                                                   80                   85
  8.50%, 6/1/30                                                                1,496                1,585
  8.50%, 7/1/30                                                                   96                  102
  8.50%, 8/1/30                                                                2,186                2,319
  8.50%, 9/1/30                                                                   23                   24
  8.50%, 2/1/31                                                                  428                  453
Government National Mortgage Association
  7.00%, 12/15/28                                                              8,662                8,859
  7.00%, 6/15/31                                                               7,646                7,808
---------------------------------------------------------------------------------------------------------
                                                                                                   34,477
=========================================================================================================
CMO'S - AGENCY COLLATERAL SERIES (3.7%)
Federal Home Loan Mortgage Corporation,
  Series 1707, Class S
  6.86%, 3/15/24                                                               1,618                  231
Federal Home Loan Mortgage Corporation,
  Series 2141, Class SD
  6.25%, 4/15/29                                                               2,187                  251
Federal National Mortgage Association, Series
  2000-34, Class S
  6.62%, 10/25/30                                                              3,928                  265
Federal National Mortgage Association, Series
  317, Class 1
  0.00%, 8/1/31                                                                7,435                6,513
Federal National Mortgage Association, Series
  317, Class 2
  8.00%, 8/1/31                                                                8,321                1,297
Federal National Mortgage Association, Series
  97-68, Class SC
  6.56%, 5/18/27                                                               4,169                  355
---------------------------------------------------------------------------------------------------------
                                                                                                    8,912
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                       113

                                                                               FACE
                                                                              AMOUNT                VALUE
                                                                               (000)                (000)
=========================================================================================================
CMO'S-NON-AGENCY COLLATERAL (1.4%)
GMAC Mortgage Corporation Loan Trust, Series
  2000-J3, Class A1
  7.75%, 10/25/30                                                  $             110     $            110
Mid-State Trust, Series IV, Class A
  8.33%, 4/1/30                                                                1,748                1,874
Peco Energy Transition Trust,
  Series 99-A, Class A6
  6.05%, 3/1/09                                                                1,250                1,295
---------------------------------------------------------------------------------------------------------
                                                                                                    3,279
=========================================================================================================
COMMERCIAL MORTGAGES (2.2%)
277 Park Avenue Finance Corp.,
  Series 97-C1, Class A1
  7.58%, 5/12/12                                                               1,136                1,209
Chase Commercial Mortgage Securities Corp.,
  Series 99-2, Class A1
  7.03%, 10/15/08                                                                959                1,011
LB-UBS Commercial Mortgage Trust,
  Series 2000-C4, Class A2
  7.37%, 6/15/10                                                               1,100                1,176
Merrill Lynch Mortgage Investors, Inc.,
  Series 98-C2, Class A1
  6.22%, 2/15/30                                                               1,837                1,885
                                                                                                    5,281
---------------------------------------------------------------------------------------------------------
                                                                                                  124,762
=========================================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.8%)
U.S. TREASURY BONDS (6.8%)
US Treasury Bond
  8.13%, 8/15/21                                                               3,325                4,246
US Treasury Notes
  6.50%, 5/15/05                                                               2,250                2,428
  6.75%, 5/15/05                                                               9,000                9,785
---------------------------------------------------------------------------------------------------------
                                                                                                   16,459
---------------------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $221,462)                                                   222,604
=========================================================================================================
SHORT-TERM INVESTMENTS (37.4%)
DISCOUNT NOTES (17.6%)
  Federal Home Loan Bank, expiring 1/4/02                                     12,000               11,998
  Federal Home Loan Mortgage
    Corporation, expiring 1/2/02                                               9,000                8,999
  Federal Home Loan Mortgage
    Corporation, expiring 1/8/02                                              12,000               11,996
  Federal National Mortgage Association,
    expiring 3/7/02                                                            9,600                9,571
---------------------------------------------------------------------------------------------------------
                                                                                                   42,564
=========================================================================================================
REPURCHASE AGREEMENT (3.3%)
J.P.Morgan Securities, Inc., 1.63%, dated
  12/31/01, due 1/2/02                                             $        (f)7,860     $          7,860
U.S. Treasury Bonds (16.5%)
  U.S. Treasury Bill, 1.77%, 1/3/02                                           10,000                9,999
  U.S. Treasury Bill, 1.975%, 2/7/02                                          30,000               29,950
                                                                                                   39,949
=========================================================================================================
  TOTAL SHORT-TERM INVESTMENTS (COST $90,367)                                                      90,373
=========================================================================================================
TOTAL INVESTMENTS (129.5%) (COST $311,829)                                                        312,977
=========================================================================================================
OTHER ASSETS (1.2%)
  Cash                                                                            75
  Interest Receivable                                                          1,656
  Receivable for Investments Sold                                              1,013
  Receivable for Portfolio Shares Sold                                           115
  Receivable from Investment Advisor                                              34
  Other                                                                           64                2,957
=========================================================================================================
LIABILITIES (-30.7%)
  Payable for Investments Purchased                                          (74,136)
  Administrative Fees Payable                                                    (39)
  Directors' Fees and Expenses Payable                                           (22)
  Custodian Fees Payable                                                          (8)
  Distribution Fees, Class B                                                      (1)
  Other Liabilities                                                              (77)             (74,283)
=========================================================================================================
NET ASSETS (100%)                                                                        $        241,651
=========================================================================================================
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                        $        240,192
  Accumulated Net Investment Loss                                                                     (48)
  Accumulated Net Realized Gain                                                                       359
  Unrealized Appreciation on Investments                                                            1,148
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $        241,651
=========================================================================================================
CLASS A:
--------
NET ASSETS                                                                               $        238,804
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 21,735,416 outstanding $0.001 par value                                  $          10.99
=========================================================================================================
    shares (authorized 500,000,000 shares)
CLASS B:
--------
NET ASSETS                                                                               $          2,847
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE

  Applicable to 259,488 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                                               $          10.97
=========================================================================================================

(e) 144A security -certain conditions for public sale may exist
(f) The repurchase agreement is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
TBA--Security is subject to delayed delivery -see note A-7 to the financial statements

    The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                         INVESTMENT OVERVIEW

GLOBAL FIXED INCOME II PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

EUROPEAN CURRENCY UNIT                  38.8%
JAPANESE YEN                            20.3
UNITED STATES DOLLAR                    17.4
CANADIAN DOLLAR                          6.7
BRITISH POUND                            4.7
AUSTRALIAN DOLLAR                        2.5
DANISH KRONE                             1.7
SWEDISH KRONA                            1.1
OTHER                                    6.8

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

                 Global
              Fixed Income           J.P. Morgan
               Portfolio-           Traded Global
                Class A             Bond Index(1)
              ------------          -------------
1991          $500,000              $500,000
1992          --------              --------
1993          --------              --------
1994          --------              --------
1995          --------              --------
1996          --------              --------
1997          --------              --------
1998          --------              --------
1999          --------              --------
2000          $865,229              $967,347
2001          $862,114              $959,608

** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED
GLOBAL BOND INDEX(1)

                                                      TOTAL RETURNS(2)
                                  ----------------------------------------------
                                            AVERAGE      AVERAGE        AVERAGE
                                             ANNUAL       ANNUAL          ANNUAL
                                    ONE        FIVE         TEN           SINCE
                                   YEAR       YEARS        YEARS       INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)             0.36%       1.65%        4.05%         5.23%
Portfolio - Class B(4)             0.54        1.47         N/A           2.23
Index - Class A                    0.80        2.42         5.25          6.30
Index - Class B                    0.80        2.42         N/A           2.75

(1) The J.P.Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on May 1, 1991
(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income II Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. Effective August 1, 2001, the Portfolio changed its name from the Global Fixed Income Portfolio to the Global Fixed Income II Portfolio.

For the year ended December 31, 2001, the Portfolio had a Total return of -0.36% for the Class A shares and -0.54% for the Class B shares compared to -0.80% for the J.P. Morgan Traded Global Bond Index (the "Index"). As of December 31, 2001, the Portfolio had a SEC 30-day yield of 3.11% for the Class A shares and 2.97% for the Class B shares.

MARKET REVIEW

The past year has been a rewarding one for bond markets although the continued strength of the U.S. dollar significantly reduced returns measured in U.S. dollars. 2001 was also an exceptionally volatile year. Not only were there repercussions from the events of September 11, but also there was unprecedented central bank easing led by the U.S. Federal Reserve Bank in response to continued economic and stock market weakness. The Fed cut interest rates the most, 11 times, a cumulative 475 basis points but others contributed meaningfully as well. The European Central Bank, in particular, helped the cause by cutting rates 150 basis points.

Global bond markets rallied strongly in this environment with shorter-maturity bonds outperforming longer-maturity bonds by a wide margin. Indeed, 2001 was an unusual year for bond markets as U.S. 2-year yields fell over 200 basis points while U.S. 30-year yields were unchanged. Dollar bloc bonds outperformed European bonds which in turn out performed Japanese bonds. Once again the U.S. dollar was king of the currency world. It strengthened over 8% against the Australian dollar, 5% against the euro and over 13% against the yen.

Currency management was the most important positive contributor to returns, due largely to the overweight euro/underweight yen position. Country and duration management also made a positive contribution. The Portfolio benefited significantly in the second half of 2001 from being overweight Canadian bonds and underweight U.S. bonds. In addition, the Portfolio's zero weighting in long maturity U.K. bonds (the worst performers by far in the industrial world) in favor Of long-maturity German bonds helped as well. On the duration side, the Portfolio was underweight U.S. duration through much of the year. Much of this underweight was in longer-maturity bonds which significantly underperformed shorter-maturity bonds. The Portfolio also had its largest underweight in the fourth quarter when U.S. yields rose dramatically. Underweighting Japanese-bonds in favor of cash also helped.

Corporate bonds also put in a very good performance in 2001 despite the economy's weakness. The Portfolio 's exposure to corporate bonds (mainly U.S.-denominated) was a positive contributor to outperformance. A-rated corporate bond spreads tightened 40 basis points over the year. This masked intense volatility as spreads widened dramatically post September 11 but recouped most their under performance in response to additional Fed easing and better economic data.

The key strategy changes in 2001 were the elimination of the overweight European bond position and the gradual reduction in exposure in U.S. interest rates, particularly in the fourth quarter, an increase in Japanese interest-rate exposure as that market underperformed, and the introduction of an overweight position in the Canadian dollar. The Portfolio at year-end is positioned approximately half a year short duration overall, with one-half of this shortfall coming from our dollar bloc position and one half from the underweight in Japan. We remained significantly overweight corporate bonds, opportunistically adding and subtracting positions as market opportunities arose. Currency positioning at year-end was 5% overweight euro/yen, 4% overweight the Canadian dollar, and 2% overweight the Australian dollar.

MARKET OUTLOOK

we believe that the dramatic easing of monetary policy last year has positioned the U.S. for economic recovery in 2002 and both Europe and the other dollar-bloc countries can be expected to follow suit. Inflation, however, we believe will fall as the recession induced development of economic slack has weakened the ability of both workers and business to push up prices and recent falls in energy prices get passed through the product chain.

While the 0% real short-term interest rates found in the U.S. should be regarded as a temporary phenomenon, quiescent inflation and still-present risks to growth will in our view likely lead the Fed to delay a shift to monetary tightening, which we would not expect until the second half of this year. Japan 's economy remains mired in structural difficulties and, while Argentina 's problems have not led to contagion among emerging-country bonds, the experience of the Asian and other crises suggests that the risk of contagion should not be dismissed entirely.

Having said this, it must be remembered that the real Fed Funds interest rate is currently about 200 basis points below what is normally regarded as a neutral level. Thus, it is our opinion interest rate increases of at least this amount should be expected over the next two years. Moreover, while recent increases in long term interest rates have boosted longer-term bond values, real long-term interest rates are only about 3% and the yield curve, while steep, is not unusually steep for an economy just entering into a recovery. Our measures of longer-term value for U.S.bonds, therefore, remain slightly negative.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         GLOBAL FIXED INCOME II PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                                FACE
                                                                              AMOUNT                VALUE
                                                                               (000)                (000)
=========================================================================================================
FIXED INCOME SECURITIES (93.2%)
AUSTRALIAN DOLLAR (2.5%)
FOREIGN BONDS (0.2%)
  Australia Treasury Bill, 0.00%, 1/22/02AUD                                     100     $             51
---------------------------------------------------------------------------------------------------------
U.S. GOV'T & AGENCY OBLIGATIONS (2.3%)
  Federal National Mortgage Association,
    6.50%, 7/10/02                                                             1,000                  516
---------------------------------------------------------------------------------------------------------
                                                                                                      567
=========================================================================================================
BRITISH POUND (4.7%)
FOREIGN BONDS (4.7%)
  United Kingdom Treasury Gilt,
    5.00%, 6/07/04                             GBP                               200                  292
  United Kingdom Treasury Gilt,
    8.50%, 7/16/07                                                               450                  761
---------------------------------------------------------------------------------------------------------
                                                                                                    1,053
=========================================================================================================
CANADIAN DOLLAR (6.7%)
FOREIGN BONDS (6.7%)
  Government of Canada,
    6.00%, 12/01/02                            CAD                             1,450                  942
  Government of Canada, 5.50%, 6/01/09                                           900                  576
---------------------------------------------------------------------------------------------------------
                                                                                                    1,518
=========================================================================================================
DANISH KRONE (1.7%)
FOREIGN BONDS (1.7%)
  Kingdom of Denmark,
    7.00%, 12/15/04                            DKK                             2,200                  281
  Kingdom of Denmark, 8.00%, 3/15/06                                             700                   94
---------------------------------------------------------------------------------------------------------
                                                                                                      375
=========================================================================================================
EURO (38.8%)
CORPORATE BONDS (4.6%)
  ABN AMRO Bank NV, MTN,
    4.625%, 5/12/09                            EUR                               100                   84
  BAT International Finance, MTN
    4.875%, 2/25/09                                                              100                   84
  Chase Credit Card Master Trust,
    Series 1998-1, 5.125%, 2/15/05                                                40                   36
  Citibank Credit Master Trust,
    4.875%, 4/07/07                                                              243                  218
  Fixed-Link Finance BV, 5.75%, 2/02/09                                          125                  114
  General Motors Acceptance Corp.,
    6.00%, 10/16/06                                                               50                   44
  Goldman Sachs Group, Inc.,
    6.50%, 10/06/10                                                               35                   32
  Mannesmann Finance BV, 4.75%, 5/27/09                                          125                  106
  Procter & Gamble Co., 5.75%, 9/26/05                                           125                  116
  Tyco Capital Corp., 5.50%, 5/16/05                                             125                  113
  Unicredito Italia, 8.048%, 10/29/49                                            100                   97
---------------------------------------------------------------------------------------------------------
                                                                                                    1,044
=========================================================================================================
FOREIGN BONDS (32.2%)
  Deutschland Republic, 6.50%, 7/04/27                                         1,000                1,015
  French Treasury Note, 4.50%, 7/12/03                                           650                  588
  French Treasury Note, 5.00%, 7/12/05                                           900                  824

  French Treasury Note, 4.50%, 7/12/06EUR                                        800     $            716
  Government of France, 6.00%, 10/25/07                                          350                  326
  Government of France, 4.00%, 4/25/09                                           400                  338
  Government of France, 5.50%, 4/25/10                                           450                  415
  Government of France, 6.00%, 10/25/25                                          550                  521
  Government of France, 5.50%, 4/25/29                                           150                  134
  Government of The Netherlands,
    Series 1, 8.25%, 2/15/02                                                     950                  851
  Kingdom of Belgium, 4.75%, 9/28/05                                           1,000                  904
  Republic of Austria, MTN, 5.50%, 10/20/07                                      700                  647
---------------------------------------------------------------------------------------------------------
                                                                                                    7,279
=========================================================================================================
U.S. GOV'T & AGENCY OBLIGATIONS (2.0%)
  Federal Home Loan Mortgage Corp.,
    4.50%, 3/15/04                                                               500                  451
---------------------------------------------------------------------------------------------------------
                                                                                                    8,774
=========================================================================================================
JAPANESE YEN (20.3%)
  CORPORATE BONDS (2.8%)
  KFW International Finance,
    1.00%, 12/20/04                            JPY                            40,000                  311
  Pfizer, Inc., 0.08%, 3/18/08                                                30,000                  227
  Tesco plc, 0.70%, 9/20/06                                                   12,000                  91
---------------------------------------------------------------------------------------------------------
                                                                                                      629
=========================================================================================================
FOREIGN BONDS (15.4%)
  Government of Italy, 3.75%, 6/08/05                                        105,000                  891
  Government of Japan, Series 207,
    0.90%, 12/22/08                                                          270,000                2,050
  Government of Japan, Series 213,
    1.40%, 6/22/09                                                            50,000                  391
  Government of Quebec, 1.60%, 5/09/13                                        20,000                  151
---------------------------------------------------------------------------------------------------------
                                                                                                    3,483
=========================================================================================================
U.S. GOV'T & AGENCY OBLIGATIONS (2.1%)
  Federal National Mortgage Association,
    1.75%, 3/26/08                                                            60,000                  484
---------------------------------------------------------------------------------------------------------
                                                                                                    4,596
=========================================================================================================
SWEDISH KRONA (1.1%)
FOREIGN BONDS (1.1%)
  Swedish Government, 6.00%, 2/09/05SEK                                        2,500                  248
---------------------------------------------------------------------------------------------------------
U.S. DOLLAR (17.4%)
CORPORATE BONDS (12.0%)
  AIG Sunamerica Global Finance,
    6.30%, 5/10/11                                                 $          (e)250                  254
  AT&T Corp., 8.00%, 11/15/31                                                  (e)65                  68
  Boeing Capital Corp., 6.50%, 2/15/12                                            75                   75
  British Telecom plc, 8.875%, 12/15/30                                           85                   98
  Credit Suisse First Boston USA Inc.,
    6.125%, 11/15/11                                                              75                   73
  Daimler Chrysler Corp., 8.00%, 6/15/10                                         100                  105
  Deutsche Telekom International Finance,
    8.00%, 6/15/10                                                               150                  164

    The accompanying notes are an integral part of the financial statements.

                                       117

                                                                               FACE
                                                                              AMOUNT                VALUE
                                                                                (000)               (000)
=========================================================================================================
  Equitable Cos., 7.00%, 4/01/28                                   $             200     $            197
  Farmers Exchange Capital, 7.05%, 7/15/28                                    (e)150                  119
  Florida Windstorm, 7.125%, 2/25/19                                          (e)100                  103
  Ford Motor Co., 6.375%, 2/01/29                                                150                  120
  General Electric Capital Corp.,
    6.80%, 11/01/05                                                              150                  161
  Honeywell International, 6.125%, 11/01/11                                       75                   74
  Household Finance Corp., 8.00%, 7/15/10                                         75                   81
  John Hancock Global Funding II,
    7.90%, 7/02/10                                                            (e)100                  111
  Lehman Brothers Holdings, Inc.,
    7.875%, 8/15/10                                                               25                   27
  Nationwide Mutual Insurance, 7.50%,
  2/15/24                                                                     (e)150                  135
  Prudential Holdings, LLC, Series FSA,
    7.245%, 12/18/23                                                          (e)125                  128
  Prudential Insurance Co., 8.30%, 7/01/25                                    (e)200                  212
  Scottish Power plc, 6.15%, 1/15/08                                             100                  103
  Systems 2001 Assets Trust, Series 01 G,
    6.664%, 9/15/13                                                           (e)144                  148
  Worldcom, Inc., 6.95%, 8/15/28                                                 175                  158
---------------------------------------------------------------------------------------------------------
                                                                                                    2,714
=========================================================================================================
US GOV'T & AGENCY OBLIGATIONS (5.4%)
  U.S. Treasury Bond, 8.125%, 8/15/19                                            250                  316
  U.S. Treasury Note, 6.50%, 10/15/06                                            550                  599
  U.S. Treasury Note, 4.75%, 11/15/08                                            300                  299
---------------------------------------------------------------------------------------------------------
                                                                                                    1,214
=========================================================================================================
                                                                                                    3,928
=========================================================================================================
  TOTAL FIXED INCOME SECURITIES (93.2%) (COST $22,435)                                             21,059
=========================================================================================================
SHORT-TERM INVESTMENT (4.3%)
REPURCHASE AGREEMENT (4.3%)
  J.P. Morgan Securities, Inc., 1.63%,
     dated 12/31/01, due 1/2/02
     (COST $963)                                                              (f)963                  963
FOREIGN CURRENCY (0.0%)
  Japanese Yen (COST $13)                      JPY                             1,583                   12
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%) (COST $23,411)                                                           22,034
=========================================================================================================
OTHER ASSETS (2.7%)
  Cash                                                              $              1
  Interest Receivable                                                            388
  Receivable for Portfolio Shares Sold                                           175
  Receivable for Investments Sold                                                 50
  Other                                                                            6     $            620
=========================================================================================================
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                                               (14)
  Directors' Fees and Expenses Payable                                            (8)
  Administrative Fees Payable                                                     (5)
  Custodian Fees Payable                                                          (4)
  Payable for Portfolio Shares Redeemed                                           (1)
  Other Liabilities                                                              (18)                 (50)
=========================================================================================================
NET ASSETS (100%)                                                                        $         22,604
=========================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                          $         26,058
Accumulated Net Investment Loss                                                                       (92)
Accumulated Net Realized Loss                                                                      (1,985)
Unrealized Depreciation on Investments                                                             (1,377)
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $         22,604
=========================================================================================================
CLASS A:
NET ASSETS                                                                               $         22,291
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,016,306 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                                       $          11.06
=========================================================================================================
CLASS B:
NET ASSETS                                                                               $            313
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 28,507 outstanding $0.001 par value shares                               $          11.00
    (authorized 500,000,000 shares)
=========================================================================================================

(e) 144A Security -certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
MTN - Medium Term Note

    The accompanying notes are an integral part of the financial statements.

                   SUMMARY OF TOTAL FIXED INCOME SECURITIES BY
                   INDUSTRY CLASSIFICATION--DECEMBER 31, 2001
                                                                                                PERCENT
                                                                         VALUE                  OF NET
INDUSTRY                                                                 (000)                  ASSETS
---------------------------------------------------------------------------------------------------------
Corporate Bonds                                                           U.S.$2,665                 19.4%
Foreign Government & Agency Obligations                                       14,007                 62.0
U.S. Government & Agency Obligations                                           4,387                 11.8
---------------------------------------------------------------------------------------------------------
                                                                         U.S.$21,059                 93.2%
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW

HIGH YIELD II PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

CORPORATE BOND & NOTES               87.3%
PREFERRED STOCKS                     5.6
SOVERIGN &
EMERGING MARKETS                     2.4
OTHER                                4.7

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $500,000**INVESTMENT]

              High Yield          CS First Boston
              Portfolio-             High Yield
                Class A               Index(1)
              ----------          ---------------
1992          $500,000            $500,000
1993          --------            --------
1994          --------            --------
1995          --------            --------
1996          --------            --------
1997          --------            --------
1998          --------            --------
1999          --------            --------
2000          $954,690            $875,244
2001          $913,543            $925,987

** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)

                                                      TOTAL RETURNS(2)
                                        ----------------------------------------
                                                    AVERAGE       AVERAGE
                                           ONE       ANNUAL        ANNUAL
                                          YEAR         FIVE         SINCE
                                                      YEARS     INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)                  -4.31%        1.73%         6.72%
Portfolio - Class B(4)                  -5.02         1.36          3.40
Index - Class A                          5.80         3.25          6.88
Index - Class B                          5.80         3.25          4.71

(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on September 28,1992
(4) Commenced operations on January 2,1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield II Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. Investing in high yield fixed income securities, otherwise known as "junk bonds" is speculative and includes greater risk of loss of principal and interest. Effective August 1, 2001, the Portfolio changed its name from the High Yield Portfolio to the High Yield II Portfolio.

For the year ended December 31, 2001, the Portfolio had a total return of -4.31% for the Class A shares and -5.02% for the Class B shares compared to 5.80% for the CS First Boston High Yield Index (the "Index"). As of December 31, 2001, the Portfolio had a SEC 30-day yield of 11.76% for the Class A shares and 11.59% for the Class B shares.

MARKET REVIEW

The high-yield market was quite volatile in 2001. The year brought with it one of the best months and worst months in the asset class' history: January, in which the broad high-yield indices had total returns of nearly 6%, and September, in which these same indices posted total returns of nearly -6%.

For most of 2001, the market was plagued by concerns regarding the slumping economy and the telecom sector, as well as by rising default rates. Despite this challenging envi-ronment, the high-yield indices still managed to post positive returns for 2001.

Our unfavorable relative performance versus the Index was due largely to our overweight to fixed-line telecom issues, as this sector was down by more than 40% for the year. This sector was hit hard by a large number of defaults, lower revenue growth, and cash-flow problems. Other areas that hurt performance were our security selection in the transportation sector and our overweight in the cable sector. Not all of the news was bad, however. On the positive side, we had good security selection in the finance, retail, and forest products sectors. In addition, our overweight to the healthcare sector added to results as that sector was one of the strongest performing sectors last year.

Although we made many security-specific changes to the Portfolio in 2001, the overall Portfolio structure remained relatively steady throughout the year and as we enter 2002. We maintain our higher-quality focus versus the Index, particularly in the more cyclical industries; we believe this will help us weather the current economic downturn. We continue to overweight cable and fixed-line telecom issues, along with minor overweights in forest products, housing, and wireless communications. We also remain underweight many of the basic industry groups, as many of the companies in this sector are smaller and less competitive and are more likely to perform poorly even as the current weak economic environment improves.

MARKET OUTLOOK

In terms of the market outlook, high-yield bonds are trading at a yield spread of 868 basis points over U.S.treasuries, which is historically wide. Our research into the relationship between yield spreads and likely defaults continues to support our view that high-yield bonds represent excellent value, making us optimistic about the future. In addition, we believe that the high degree of monetary and fiscal policy moves that have already been implemented will work to bring the economy back to more normal growth levels. Taken together, this should lead the high-yield market back on the path of strong returns in the future.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
HIGH YIELD II PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                                FACE
                                                                              AMOUNT                VALUE
                                                                                (000)               (000)
=========================================================================================================
CORPORATE BONDS AND NOTES (87.3%)
CABLE (13.1%)
Adelphia Communications, Series B
  7.75%, 1/15/09                                                   $           1,035     $            943
  7.875%, 5/01/09                                                                365                  334
  8.375%, 2/01/08                                                              1,400                1,297
  9.875%, 3/01/07                                                                700                  694
  10.875%, 10/01/10                                                              350                  357
British Sky Broadcasting
  6.875%, 2/23/09                                                                220                  211
  8.20%, 7/15/09                                                               2,770                2,851
Cablevision S.A.
  13.75%, 5/01/09                                                                465                   93
Callahan Nordrhein-Westfalen GmbH
  14.00%, 7/15/10                                                              1,925                1,271
Charter Communications Holdings
  10.25%, 1/15/10                                                              1,660                1,701
CSC Holdings, Inc.
  7.625%, 4/01/11                                                                935                  936
  7.875%, 12/15/07                                                               400                  412
Echostar DBS Corp.
  9.125%, 1/15/09                                                             (e)615                  617
  9.375%, 2/01/09                                                                500                  515
NTL Communications Corp., Series B
  11.875%, 10/01/10                                                            1,020                  357
NTL, Inc., Series B
  0.00%, 4/01/08                                                            (n)2,875                  805
ONO Finance plc
  14.00%, 2/15/11                                                             (e)850                  670
Pegasus Communications Corp.
  9.625%, 10/15/05                                                               170                  153
  12.50%, 8/01/07                                                                 75                   76
RCN Corp.
  0.00%, 10/15/07                                                             (n)750                  221
RCN Corp., Series B
  0.00%, 2/15/08                                                            (n)2,265                  612
Satelites Mexicanos
  10.125%, 11/01/04                                                            1,440                  817
Telewest Communications plc
  0.00%, 4/15/09                                                            (n)3,100                1,368
United Pan-Europe Communications N.V.
  10.875%, 8/01/09                                                             1,720                  224
---------------------------------------------------------------------------------------------------------
                                                                                                   17,535
=========================================================================================================
CHEMICALS (4.1%)
Acetex Corp.
  10.875%, 8/01/09                                                            (e)240                  240
Equistar Chemicals
  10.125%, 9/01/08                                                               440                  442
Huntsman ICI Chemicals, Inc.
  10.125%, 7/01/09                                                             1,725                1,656
ISP Chemo
  10.25%, 7/01/11                                                             (e)425                  444
ISP Holdings, Inc.
  10.625%, 12/15/09                                                $          (e)665     $            665
Lyondell Chemical Co.
  9.625%, 5/01/07                                                                805                  813
Messer Griesheim Holdings AG
  10.375%, 6/01/11                                              EUR           (e)780                  734
Millennium America, Inc.
  9.25%, 6/15/08                                                   $             250                  255
OM Group, Inc.
  9.25%, 12/15/11                                                             (e)290                  295
---------------------------------------------------------------------------------------------------------
                                                                                                    5,544
=========================================================================================================
ENERGY (6.0%)
BRL Universal Equipment
  8.875%, 2/15/08                                                                700                  728
Chesapeake Energy, Inc.
  8.125%, 4/01/11                                                              1,860                1,804
Hanover Equipment Trust, Series 2001A
  8.50%, 9/01/08                                                              (e)200                  208
Hanover Equipment Trust, Series 2001B
  8.75%, 9/01/11                                                              (e)190                  197
Husky Oil Ltd.
  8.90%, 8/15/28                                                               1,745                1,821
Pemex Project
  9.125%, 10/13/10                                                               725                  769
PG&E National Energy Group
  10.375%, 5/16/11                                                               570                  601
Stone Energy Corp.
  8.25%, 12/15/11                                                             (e)455                  462
Vintage Petroleum
  7.875%, 5/15/11                                                                700                  686
  8.625%, 2/01/09                                                                425                  431
  9.75%, 6/30/09                                                                 380                  401
---------------------------------------------------------------------------------------------------------
                                                                                                    8,108
=========================================================================================================
FINANCIAL (4.4%)
Aetna, Inc.
  7.875%, 3/01/11                                                              1,420                1,399
Anthem Insurance Co., Inc.
  9.125%, 4/01/10                                                           (e)1,245                1,338
Golden State Bancorp, Inc.
  7.125%, 8/01/05                                                              1,220                1,224
Health Net, Inc.
  8.375%, 4/15/11                                                              1,275                1,314
IStar Financials, Inc.
  8.75%, 8/15/08                                                                 630                  630
---------------------------------------------------------------------------------------------------------
                                                                                                    5,905
=========================================================================================================
FOOD AND DRUG (0.6%)
CA FM Lease Trust
  8.50%, 7/15/17                                                              (e)818                  831
---------------------------------------------------------------------------------------------------------
FOOD/TOBACCO (1.8%)
Michael Foods
  11.75%, 4/01/11                                                                750                  810

    The accompanying notes are an integral part of the financial statements.

                                      122

                                                                               FACE
                                                                              AMOUNT                VALUE
                                                                               (000)                (000)
=========================================================================================================
Smithfield Foods, Inc.
  7.625%, 2/15/08                                                  $           1,580     $          1,548
                                                                                                    2,358
=========================================================================================================
FOREST PRODUCTS (5.5%)
Indah Kiat Financial Mauritius
  10.00%, 7/01/07                                                           (c)2,350                  447
Norampac, Inc.
  9.50%, 2/01/08                                                               1,450                1,515
Owens-Illinois, Inc.
  7.35%, 5/15/08                                                                 575                  520
  7.50%, 5/15/10                                                               1,020                  913
  7.80%, 5/15/18                                                                 755                  653
Pacifica Papers, Inc.
  10.00%, 3/15/09                                                              1,240                1,333
Pindo Deli Finance Mauritius
  10.75%, 10/01/07                                                            (c)900                  135
Riverwood International Corp.
  10.875%, 4/01/08                                                               360                  366
Tembec Industry, Inc.
  8.50%, 2/01/11                                                            (e)1,460                1,511
---------------------------------------------------------------------------------------------------------
                                                                                                    7,393
=========================================================================================================
GAMING (5.8%)
Harrahs Operating Co., Inc.
  8.00%, 2/01/11                                                               1,965                2,024
Horseshoe Gaming Holdings Corp.
  8.625%, 5/15/09                                                              1,825                1,884
International Game Technology
  8.375%, 5/15/09                                                              1,185                1,247
Park Place Entertainment
  8.50%, 11/15/06                                                                600                  624
Station Casinos, Inc.
  8.875%, 12/01/08                                                               500                  490
  9.75%, 4/15/07                                                                 948                  964
  9.875%, 7/01/10                                                                525                  534
---------------------------------------------------------------------------------------------------------
                                                                                                    7,767
=========================================================================================================
HEALTHCARE (5.1%)
Amerisource Bergen Corp.
  8.125%, 9/01/08                                                             (e)210                  215
Fresenius Medical Capital
  7.875%, 6/15/11                                                                350                  348
Fresenius Medical Capital Trust II
  7.875%, 2/01/08                                                              1,800                1,805
HCA, Inc.
  6.91%, 6/15/05                                                                 425                  437
  7.58%, 9/15/25                                                                 600                  568
  7.69%, 6/15/25                                                               1,800                1,753
  8.13%, 8/04/03                                                                 895                  947
Omnicare, Inc.
  8.125%, 3/15/11                                                             (e)740                  766
---------------------------------------------------------------------------------------------------------
                                                                                                    6,839
=========================================================================================================
HOTELS & LODGING (1.4%)
Hilton Hotels Corp.
  7.95%, 4/15/07                                                   $             620     $            616
HMH Properties, Inc., Series A
  7.875%, 8/01/05                                                                675                  641
  7.875%, 8/01/08                                                                175                  162
Host Marriott LP
  8.375%, 2/15/06                                                                535                  515
---------------------------------------------------------------------------------------------------------
                                                                                                    1,934
=========================================================================================================
HOUSING (5.0%)
Beazer Homes USA
  8.625%, 5/15/11                                                              1,040                1,074
Centex Corp.
  7.875%, 2/01/11                                                              1,375                1,401
D.R. Horton, Inc.
  8.00%, 2/01/09                                                                 695                  688
Louisiana Pacific Corp.
  8.875%, 8/15/10                                                                265                  257
  10.875%, 11/15/08                                                              810                  777
Schuler Homes
  9.375%, 7/15/09                                                            (e) 945                  978
  10.50%, 7/15/11                                                             (e) 65                   68
Toll Corp.
  8.25%, 2/01/11                                                               1,475                1,460
---------------------------------------------------------------------------------------------------------
                                                                                                    6,703
=========================================================================================================
INFORMATION TECHNOLOGY (0.6%)
Corning, Inc., Convertible
  0.00%, 11/08/15                                                                400                  210
Fairchild Semiconductor Corp.
  10.50%, 2/01/09                                                                380                  404
Flextronic International
  9.875%, 7/01/10                                                                150                  157
---------------------------------------------------------------------------------------------------------
                                                                                                      771
=========================================================================================================
MANUFACTURING (1.5%)
  Case Corp.
  6.25%, 12/01/03                                                                335                  312
Case Credit Corp.
  6.125%, 2/15/03                                                                380                  358
Flowserve Corp.
  12.25%, 8/15/10                                                                750                  837
The Manitowoc Co., Inc.
  10.375%, 5/15/11                                              EUR           (e)455                  426
  10.375%, 5/15/11                                                               120                  108
---------------------------------------------------------------------------------------------------------
                                                                                                    2,041
=========================================================================================================
MEDIA - BROADCAST (3.3%)
Nextmedia Operating, Inc.
  10.75%, 7/01/11                                                  $          (e)750                  774
Radio One, Inc.
  8.875%, 7/01/11                                                                485                  501
Salem Comm Holdings Corp.
  9.00%, 7/01/11                                                              (e)925                  956

    The accompanying notes are an integral part of the financial statements.

                                       123

                                                                                FACE
                                                                              AMOUNT                VALUE
                                                                               (000)                (000)
=========================================================================================================
TV Azteca, Series B
  10.50%, 2/15/07                                                  $           1,125     $          1,094
XM Satellite Radio Holdings, Inc.
  14.00%, 3/15/10                                                             (e)415                  328
Young Broadcasting, Inc.
  10.00%, 3/01/11                                                                850                  791
---------------------------------------------------------------------------------------------------------
                                                                                                    4,444
=========================================================================================================
MEDIA - DIVERSIFIED MEDIA (3.8%)
Alliance Atlantis Communications
  13.00%, 12/15/09                                                             1,200                1,296
Belo Corp.
  8.00%, 11/01/08                                                                325                  332
Hollinger Partner
  12.125%, 11/15/10                                                           (e)690                  574
Muzak LLC
  9.875%, 3/15/09                                                                445                  392
Primedia, Inc.
  8.875%, 5/15/11                                                              1,235                1,111
Quebecor Media, Inc.
  0.00%, 7/15/11                                                              (n)400                  242
  11.125%, 7/15/11                                                             1,095                1,169
---------------------------------------------------------------------------------------------------------
                                                                                                    5,116
=========================================================================================================
METALS (2.2%)
Glencore Nickel Property Ltd.
  9.00%, 12/01/14                                                                435                  239
Murrin Murrin Holdings, PTY, (Yankee Bond)
  9.375%, 8/31/07                                                              1,900                1,387
National Steel Corp.
  9.875%, 3/01/09                                                              1,300                  455
Phelps Dodge Corp.
  8.75%, 6/01/11                                                                 755                  739
Republic Technologies International LLC/RTI Capital Corp.
  13.75%, 7/15/09                                                           (c)1,010                   66
---------------------------------------------------------------------------------------------------------
                                                                                                    2,886
=========================================================================================================
RETAIL (1.4%)
DR Securitized Lease Trust, Series 93-K1, Class A1
  6.66%, 8/15/10                                                                 509                  340
DR Securitized Lease Trust, Series 94-K1, Class A2
  8.375%, 8/15/15                                                                700                  394
HMV Media Group plc, Series A
  10.25%, 5/15/08                                                              1,355                1,179
---------------------------------------------------------------------------------------------------------
                                                                                                    1,913
=========================================================================================================
SERVICES (4.4%)
Allied Waste N.A
  8.875%, 4/01/08                                                              1,205                1,241
Blum CB Corp.
  11.25%, 6/15/11                                                                795                  680
Encompass Services Corp.
  10.50%, 5/01/09                                                             (e)755                  491
Waste Management, Inc.
  6.875%, 5/15/09                                                  $           1,100     $          1,108
  7.00%, 10/15/06                                                                800                  822
  7.125%, 12/15/17                                                               400                  379
  7.375%, 8/01/10                                                              1,200                1,227
---------------------------------------------------------------------------------------------------------
                                                                                                    5,948
=========================================================================================================
TELECOMMUNICATIONS (6.0%)
Adelphia Business Solutions, Inc., Series B
  0.00%, 4/15/03                                                           (n) 1,510                   15
Bayan Telecommunications, Inc.
  15.00%, 7/15/06                                                      (c)(e)(n) 980                  171
Esprit Telecom Group plc
  10.875%, 6/15/08                                                           (c) 965                    2
  11.50%, 12/15/07                                                           (c) 600                    2
Exodus Communications, Inc.
  11.625%, 7/15/10                                                          (c)1,870                  337
Focal Communications Corp.
  11.875%, 1/15/10                                                          (c)1,332                   546
Focal Communications Corp., Series B
  0.00%, 2/15/08                                                           (c)(n)796                   223
Global Crossing Holdings Ltd.
  8.70%, 8/01/07                                                               1,710                  154
  9.50%, 11/15/09                                                                280                   31
  9.625%, 5/15/08                                                              1,265                  145
Globix Corp.
  12.50%, 2/01/10                                                           (e)1,865                  373
GT Group Telecommunications
  0.00%, 2/01/10                                                         (e)(n)3,200                  416
Hermes Europe Railtel B.V
  11.50%, 8/15/07                                                             (c)900                   81
Intermediate Communications, Inc., Series B
  0.00%, 7/15/07                                                            (n)1,575                1,593
  8.50%, 1/15/08                                                                 250                  256
Maxcom Telecommunications S.A. de C.V
  13.75%, 4/01/07                                                                925                  185
McLeod USA, Inc.
  11.375%, 1/01/09                                                          (c)2,200                  495
Metromedia Fiber Network
  10.00%, 12/15/09                                                             2,075                  602
Netia Holdings II B.V., Series B
  13.125%, 6/15/09                                                          (c)1,375                  220
Primus Telecommunications Group, Inc.
  11.25%, 1/05/09                                                                365                   62
  12.75%, 10/15/09                                                               415                   71
Primus Telecommunications Group, Inc., Series B
  9.875%, 5/15/08                                                                690                  117
Psinet, Inc.
  10.00%, 2/15/05                                                           (c)2,500                  187
  11.00%, 8/01/09                                                             (c)500                   38
Rhythms Netconnections, Series B
  0.00%, 5/15/08                                                         (c)(n)3,610                  433
  14.00%, 2/15/10                                                             (c)415                   33

    The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                               AMOUNT               VALUE
                                                (000)               (000)
=========================================================================
RSL Communications plc
  0.00%, 3/01/08                      (c)(e)(n)$1,440          $       50
  9.125%, 3/01/08                               2,000                  80
  12.00%, 11/01/08                                200                   8
  12.25%, 11/15/06                                241                  10
Song Networks NV
 13.00%, 5/15/09                                1,325                 477
Song Networks NV
 12.375%, 2/01/08                      EUR        500                 156
Viatel, Inc.
 0.00%, 4/15/08                       $   (c)(n)1,930                   2
Winstar Communications, Inc.
 0.00%, 4/15/10                        (c)(e)(n)9,510                  12
 12.75%, 4/15/10                               (c)500                   1
XO Communications, Inc.
 0.00%, 4/15/08                                 2,575                 270
 0.00%, 12/01/09                               (n)450                  34
 10.75%, 11/15/08                                 325                  39
 10.75%, 6/01/09                               (c)500                  63
-------------------------------------------------------------------------
                                                                    7,990
=========================================================================
TRANSPORTATION (4.7%)
Air Canada
  10.25%, 3/15/11                               1,475                 942
Autonation, Inc.
  9.00%, 8/01/08                               (e)545                 554
Collins & Aikman
  10.75%, 12/31/11                             (e)595                 598
  11.50%, 4/15/06                                 135                 132
DANA Corp.
  9.00%, 8/15/11                                  710                 660
DANA Corp. (Euro)
  9.00%, 8/15/11                       EUR     (e)450                 367
Ford Motor Co.
  7.45%, 7/16/31                             $    900                 825
Ford Motor Credit Co.
  7.25%, 10/25/11                                 380                 370
General Motors Acceptance Corp.
  8.00%, 11/01/31                                 645                 656
Hayes Lemmerz International, Inc.
  8.25%, 12/15/08                            (c)2,750                 124
Jet Equipment Trust, Series 95-A, Class C1
  11.79%, 12/15/13                           (e)1,050                 682
TRW, Inc.
  7.625%, 3/15/06                                 320                 330
-------------------------------------------------------------------------
                                                                    6,240
=========================================================================
UTILITIES (1.3%)
Calpine Corp.
  8.50%, 2/15/11                                1,120               1,019
CMS Energy
  7.50%, 1/15/09                                   80                  78
Mirant Americas Generation LLC
  8.30%, 5/01/11                             $    740            $    685
-------------------------------------------------------------------------
                                                                    1,782
=========================================================================
WIRELESS (5.3%)
Centennial Cellular
  10.75%, 12/15/08                              1,500               1,260
CTI Holdings
  0.00%, 4/15/08                             (n)1,500                 150
Dolphin Telecom plc
  0.00%, 6/01/08                          (c)(n)2,425                 @--
  0.00%, 5/15/09                            (c)(n)300                 @--
Globalstar LP
  11.375%, 2/15/04                           (c)1,175                  82
  11.50%, 6/01/05                              (c)310                  22
Grupo Iusacell S.A. de C.V
  14.25%, 12/01/06                             (e)750                 806
Motient Corp., Series B
  12.25%, 4/01/08                         (c)(e)1,090                 338
Nextel Communications, Inc.
  0.00%, 9/15/07                             (n)2,425               1,855
  9.375%, 11/15/09                              1,425               1,126
PTC International Finance B.V
  0.00%, 7/01/07                             (n)1,690               1,513
-------------------------------------------------------------------------
                                                                    7,152
=========================================================================
  Total Corporate Bonds and Notes (Cost $170,402)                 117,200
=========================================================================
SOVEREIGN & EMERGING MARKETS (2.4%)
Federative Republic of Brazil, Series C (Floating Rate)
  8.00%, 4/15/14                                1,767               1,360
Republic of Colombia
  9.75%, 4/23/09                                  950                 971
Republic of Philippines
  10.625%, 3/16/25                                305                299
United Mexican States
  8.375%, 1/14/11                                 475                 493
-------------------------------------------------------------------------
Total Sovereign & Emerging Markets (Cost $2,893)                    3,123
=========================================================================

                                               SHARES
=========================================================================
COMMON STOCKS (0.2%)
UTILITIES (0.2%)
  Focal Communications Corp.               (a)463,619                 283
  Song Networks Holding AB ADR              (a)18,052                  15
-------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $881)                                     298
=========================================================================
PREFERRED STOCKS (5.6%)
MEDIA - BROADCAST (0.7%)
  Paxson Communications Corp., PIK,
    13.25%, 11/15/06                            (a)76                 646
  Paxson Communications Corp., PIK,
    Convertible, 9.75%, 12/31/06                (a)42                 355
-------------------------------------------------------------------------
                                                                    1,001
=========================================================================

    The accompanying notes are an integral part of the financial statements.

                                       125

                                                                    VALUE
                                               SHARES               (000)
=========================================================================
MEDIA - DIVERSIFIED MEDIA (0.1%)
  Primedia, Inc., Series D                      1,480             $    72
  Primedia, Inc., Series F                      2,020                  98
-------------------------------------------------------------------------
                                                                      170
=========================================================================
TELECOMMUNICATIONS (1.4%)
  Broadwing Communications, Series B            1,800               1,143
  Intermedia Communications, Inc.,
     Series B, PIK                             (a)643                 683
  XO Communications, Inc., PIK              (a)10,967                   1
  XO Communications, Inc., Series E, PIK     (a)1,581                   2
-------------------------------------------------------------------------
                                                                    1,829
=========================================================================
UTILITIES (1.1%)
  TNP Enterprises, Inc., Series D, PIK       (a)1,298               1,421
-------------------------------------------------------------------------
WIRELESS (2.3%)
  Dobson Communications Corp., PIK           (a)2,407               2,346
  Nextel Communications, Inc., Series D,
    PIK, 13.00%                              (a)1,210                 684
-------------------------------------------------------------------------
                                                                    3,030
=========================================================================
  TOTAL PREFERRED STOCKS (COST $8,335)                              7,451
=========================================================================
RIGHTS (0.0%)
CABLE (0.0%)
  ONO Finance plc (COST $0)                       850                   4
-------------------------------------------------------------------------

                                               NO. OF
                                             WARRANTS
=========================================================================
WARRANTS (0.1%)
MEDIA - BROADCAST (0.0%)
  Paxson Communications Corp.,
    expiring 6/30/03                         (a)1,024                 @--
  XM Satellite Radio Holdings, Inc.,
    expiring 3/15/10                         (a)8,200                  25
-------------------------------------------------------------------------
                                                                       25
=========================================================================
METALS (0.0%)
  Republic Technologies International,
    Class D, expiring 7/15/09                (a)1,010                 @--
-------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)
  GT Group Telecommunications,
    expiring 2/1/10                      (a)(e)32,000                  16
  Maxcom Telecomunicaciones S.A. de C.V.,
    expiring 4/1/07                            (a)925                 @--
-------------------------------------------------------------------------
                                                                       16
=========================================================================
UTILITIES (0.0%)
  SW Acquisitions LP, expiring 4/1/11        (a)1,075                  32
-------------------------------------------------------------------------
WIRELESS (0.1%)
  Globalstar Telecommunications Ltd.,
    expiring 2/15/04                        (a)(e)600                 @--
  Motient Corp., expiring 4/1/08            (a)18,450                   1
  Occidente y Caribe Cellular,
    expiring 3/15/04                        (a)95,000                  95
-------------------------------------------------------------------------
                                                                       96
=========================================================================
  TOTAL WARRANTS (COST $124)                                          169
=========================================================================

                                                 FACE
                                               AMOUNT               VALUE
                                                (000)               (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%)
REPURCHASE AGREEMENT (1.9%)
  J.P. Morgan Securities, Inc., 1.63%,
    dated 12/31/01, due 1/2/02            $  (f)2,591            $  2,591
-------------------------------------------------------------------------
U.S. TREASURY (0.2%)
  United States Treasury Bill ,
    1.66%, 4/18/02                                200                 199
-------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS (COST $2,790)                              2,790
=========================================================================
TOTAL INVESTMENTS (97.7%) (COST $185,425)                         131,035
=========================================================================
OTHER ASSETS (2.7%)
  Interest Receivable                           3,561
  Due from Broker                                  87
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                              7
  Dividends Receivable                              6
  Other                                             6               3,667
=========================================================================
LIABILITIES (-0.4%)
  Payable for Portfolio Shares Redeemed          (303)
  Investment Advisory Fees Payable               (123)
  Bank Overdraft Payable                          (38)
  Administrative Fees Payable                     (24)
  Directors' Fees and Expenses Payable            (17)
  Distribution Fees, Class B                       (8)
  Custodian Fees Payable                           (5)
  Other Liabilities                               (51)               (569)
=========================================================================
NET ASSETS (100%)                                               $ 134,133
=========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $ 204,990
Accumulated Net Investment Loss                                      (482)
Accumulated Net Realized Loss                                     (16,081)
Unrealized Depreciation on Investments, Futures and
  Foreign Currency Translations                                   (54,294)
-------------------------------------------------------------------------
NET ASSETS                                                      $ 134,133
=========================================================================
CLASS A:
NET ASSETS                                                      $ 120,131
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 16,601,877 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                      $    7.24
=========================================================================
CLASS B:
NET ASSETS                                                      $  14,002
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 1,949,223 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                      $    7.18
=========================================================================

    The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security
(c)  Security is in default.
(e)  144A security - certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date is the ultimate maturity date.
@ Value is less than $500.
ADR--American Depositary Receipts
PIK--Payment-in-Kind Security

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

 CURRENCY                                IN                NET
    TO                                EXCHANGE          UNREALIZED
  DELIVER    VALUE       SETTLEMENT     FOR     VALUE      GAIN
   (000)     (000)          DATE       (000)    (000)      (000)
--------------------------------------------------------------------------------
EUR     455    $   405    1/29/02 U.S.$     406 $   406    $   1
EUR     550        490    1/31/02 U.S.$     495     495        5
EUR     890        792    2/14/02 U.S.$     793     793        1
               -------                          -------    -------
               $ 1,687                          $ 1,694    $   7
               =======                          =======    =======

EUR - Euro

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                   NUMBER            NOTIONAL                       UNREALIZED
                     OF               VALUE        EXPIRATION         GAIN
                  CONTRACTS           (000)           DATE            (000)
--------------------------------------------------------------------------------
    LONG:
U.S.
Treasury
5 yr Notes              20         U.S.$ 2,117       Mar-02            $14
    SHORT:
U.S.
Treasury
10 yr Notes            107         U.S.$ 11,250      Mar-02             76
                                                                      ------
                                                                       $90
                                                                      ======

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND INC.

INVESTMENT OVERVIEW

MONEY MARKET PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

US Government &
Agency Securities                   25.3%
International Banks                 17.5
Major Banks                         13.5
Finance - Consumer                   7.7
Finance - Corporate                  3.7
Integrated Oil Companies             3.7
Investment Bankers/
Brokers/Services                     2.8
Banking                              2.4
Diversified Financial
Services                             2.2
Major Pharmaceuticals                1.8
Other                               19.4

[CHART OF COMPARATIVE MONTHLY AVERAGE YIELDS]

               Money Market        IBC Money Fund
                Portfolio            Comparable
              30 Day Yields            Yields
              -------------        --------------
Jan           5.30%                5.05%
Feb           -----                -----
Mar           -----                -----
Apr           -----                -----
May           -----                -----
Jun           -----                -----
Jul           -----                -----
Aug           -----                -----
Sep           -----                -----
Oct           -----                -----
Nov           -----                -----
Dec           -----                -----
2001          1.56%                1.70%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its' Net Asset Value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2001, were 1.48% and 1.49%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

Yields available from money-market securities continued to cascade during the second half of 2001 resulting in a 475 basis point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75%, a 40-year low. These low yield levels reflect the Federal Reserve Bank's accommodative posture as it tries to moderate the slowing pace of economic activity which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks.

Despite the declining interest rates, recent economic data continue to reflect softness in the overall economy. Third quarter real Gross Domestic Product indicated that the economy contracted by 1.3% as compared to growth of just 0.3% during the second quarter. Industrial production declined for thirteen consecutive months ended October, and overall capacity utilization fell to its lowest level in eighteen years. Non-farm payrolls contracted substantially in the quarter, as a total of more than 700,000 jobs were lost in October and November.

Our primary strategy throughout the year consisted of maintaining our high credit standards in the Portfolio by continuing to use a significant proportion of Federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to only those issuers which possess both top short-term credit ratings and relatively high long-term debt ratings as well.

On December 31, 2001, approximately 42% of the Portfolio was invested in high-quality commercial paper, 25% in Federal agency obligations, 19% in repurchase agreements and the remaining 14% in short-term bank notes and certificates of deposit issued by financially strong commercial banks. The average maturity of the Portfolio was 28 days. At the end of the year, one hundred percent of the Portfolio's holdings were due to mature in less than three months. Consequently, we believe that the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery normally leads to moderately higher levels of short-term interest rates which could occur particularly during the second half of 2002.

January 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS
DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                 FACE          AMORITIZED
                                               AMOUNT                COST
                                                (000)               (000)
=========================================================================
MONEY MARKET INSTRUMENTS (80.6%)
BANKING (2.4%)
  J.P. Morgan Chase & Co.,
    2.03%, 1/18/02                           $ 65,000           $  64,938
-------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
  General Electric Capital Corp.,
    2.03%, 2/15/02                             60,000              59,848
-------------------------------------------------------------------------
FINANCE - CONSUMER (7.7%)
  FCAR Owner Trust, 2.32%,1/24/02              55,000              54,919
  FCAR Owner Trust, 2.20%, 1/09/02             30,000              29,985
  FCAR Owner Trust, 2.42%, 1/11/02             25,000              24,983
  Household Finance Corp.
    1.87%, 1/04/02                             50,000              49,992
  New Center Asset Trust,
    1.74%, 2/07/02                             50,000              49,911
-------------------------------------------------------------------------
                                                                  209,790
=========================================================================
FINANCE - CORPORATE (3.7%)
  Ciesco LP, 2.00%,1/25/02                     50,000              49,933
  Ciesco LP, 2.05%, 1/17/02                    50,000              49,955
-------------------------------------------------------------------------
                                                                   99,888
=========================================================================
INTEGRATED OIL COMPANIES (3.7%)
  BP America, Inc., 1.73%, 3/11/02            100,000              99,668
-------------------------------------------------------------------------
INTERNATIONAL BANKS (17.5%)
  Abbey National N.A., 1.85%, 2/08/02         100,000              99,805
  ANZ (Del.) Inc., 1.94%, 3/05/02              50,000              49,830
  Deutsche Bank Financial, Inc.,
    1.72%, 2/13/02                            100,000              99,794
  Dresdner Bank AG 2.06%, 2/01/02              25,000              25,000
  Halifax plc, 1.76%, 1/15/02                  40,000              39,973
  Internationale Nederlanden U.S.
    Funding, 1.85%, 1/16/02                    75,000              74,942
  Toronto Dominion Holdings USA Inc.,
    2.10%, 2/01/02                             35,000              34,937
  Toronto Dominion Holdings USA Inc.,
    1.81%, 3/27/02                             50,000              49,786
-------------------------------------------------------------------------
                                                                  474,067
=========================================================================
INVESTMENT BANKERS/BROKERS/SERVICES (2.8%)
  Goldman Sachs Group, Inc.,
    1.84%, 2/06/02                             75,000              74,862
MAJOR BANKS (13.5%)
  Bank of America N.A, 2.47%, 1/04/02          30,000              30,000
  Bank of America N.A, 2.47%,1/07/02           50,000              50,000
  Chase Manhattan Bank N.A.
    2.23%, 1/22/02                             35,000              35,000
  LaSalle Bank N.A. 2.31%, 1/16/02             50,000              50,000
  U.S. Bank N.A., 2.25%, 1/29/02               50,000              50,000
  U.S. Bank N.A., 2.25%, 1/30/02               50,000              50,000
  Wells Fargo Bank N.A.,
    1.75%, 2/11/02                            100,000             100,000
-------------------------------------------------------------------------
                                                                  365,000
=========================================================================
MAJOR PHARMACEUTICALS (1.8%)
  Schering Corp., 2.02%, 2/21/02               50,000              49,857
-------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES  (25.3%)
  Federal Home Loan Mortgage Corp.,
    1.98%, 1/08/02                           $125,000          $  124,952
  Federal Home Loan Mortgage Corp.,
    2.26%, 1/17/02                             25,000              24,975
  Federal Home Loan Mortgage Corp.,
    1.88%, 2/28/02                             50,000              49,849
  Federal Home Loan Mortgage Corp.,
    1.74%, 2/12/02                            125,000             124,746
  Federal Home Loan Mortgage Corp.,
    1.82%, 2/21/02                            100,000              99,742
  Federal Home Loan Mortgage Corp.,
    1.99%, 1/22/02                             60,000              59,930
  Federal National Mortgage Association,
    2.30%, 1/10/02                             75,000              74,957
  Federal National Mortgage Association,
    1.72%, 2/28/02                             75,000              74,792
  Federal National Mortgage Association,
    1.90%, 2/07/02                             50,000              49,831
-------------------------------------------------------------------------
                                                                  683,774
=========================================================================
  TOTAL MONEY MARKET INSTRUMENTS (COST $2,181,692)              2,181,692
=========================================================================
REPURCHASE AGREEMENT (19.4%)
  Bear Stearns & Co., Tri-Party, 1.82%,
    dated 12/31/01, due 1/2/02
    (COST $526,000)                        (f)526,000             526,000
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $2,707,692)                    2,707,692
=========================================================================
OTHER ASSETS (0.1%)
  Interest Receivable                           1,553
  Other                                            66               1,619
-------------------------------------------------------------------------
LIABILITIES (-0.1%)
  Investment Advisory Fees Payable             (2,110)
  Administrative Fees Payable                    (545)
  Directors' Fees and Expenses Payable           (171)
  Custodian Fees Payable                          (54)
  Bank Overdraft Payable                          (54)
  Other Liabilities                               (94)             (3,028)
=========================================================================
NET ASSETS (100%)                                            $  2,706,283
=========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                              $  2,706,197
Undistributed Net Investment Income                                    86
=========================================================================
NET ASSETS                                                   $  2,706,283
=========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE

  Applicable to 2,706,363,816 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares)           $       1.00
=========================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INVESTMENT OVERVIEW

MUNICIPAL MONEY MARKET PORTFOLIO

[CHART OF COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2001)]

Weekly Variable Rate Bonds          45.3%
Commercial Paper                    31.7
Daily Variable Rate Bonds           18.2
Put Option Bonds                     3.1
Municipal Bonds & Notes              2.6
Other                               (0.9)

[CHART OF COMPARATIVE MONTHLY AVERAGE YIELDS]

                Municipal          IBC Municipal
               Money Market          Money Fund
                Portfolio            Comparable
              30 Day Yields            Yields
              -------------        -------------
Jan           2.90%                3.10%
Feb           -----                -----
Mar           -----                -----
Apr           -----                -----
May           -----                -----
Jun           -----                -----
Jul           -----                -----
Aug           -----                -----
Sep           -----                -----
Oct           -----                -----
Nov           -----                -----
Dec           -----                -----
2001          1.02%                1.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of December 31, 2001, were 1.20% and 1.21%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 2001, assuming a Federal income tax rate of 39.1% (maximum rate) were 1.97% and 1.99%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. The seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

Yields for tax-free money market instruments continued to fall during the second half of 2001. For the year as a whole, yields were cut more than in half to levels never seen since the advent of tax-free money funds more than two decades ago. The municipal money market followed the lead of the taxable sector as the Federal Open Market Committee lowered its federal funds target to 1.75%, a 40-year low. The low yield levels reflect the Federal Reserve Bank's dramatic easing of monetary policy in its efforts to counter the economic slow-down that became evident during the spring and summer of 2001 and that was aggravated by the events of September 11.

After dropping more than 100 basis points during the first half, yields for both fixed-rate and variable-rate municipal money market instruments registered further sharp declines over the course of the final six months of the year. The Bond Buyer One-Year Note Index, a benchmark for the tax-free money market, decreased from 2.58% to 1.72% between late-June and late-December. The Bond Market Association index of weekly variable rate yields registered an even larger decline, falling from 2.68% to 1.61%.

For the year as a whole, net assets of the Portfolio fell nine percent to $1,347 million as investors resisted the less attractive yields available. During the second half, however, net assets rose moderately, reversing in part the 12 percent decline of the first half. The increase in assets late in the year came despite the lower yields offered. The concerns associated with the weaker economy and the disruptions of the September tragedy made money market funds a safe haven for investors.

At the end of December the weighted average maturity of the Portfolio stood at 16 days. A relatively flat yield curve and the meager returns available limited the incentive to extend portfolio maturity. At the same time a greater than usual emphasis was placed on the credit quality of our investments in light of the mounting pressures on municipal government balance sheets.

MARKET OUTLOOK

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement. Recent business and consumer confidence indicators have risen and business inventories are under better control. A return to economic expansion normally leads to moderately higher levels of short-term interest rates, which could occur particularly during the second half of 2002.

January 2002

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         MUNICIPAL MONEY MARKET PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                 FACE          AMORITIZED
                                               AMOUNT                COST
                                                (000)               (000)
=========================================================================
TAX-EXEMPT INSTRUMENTS (100.9%)
FIXED RATE INSTRUMENTS (37.4%)
COMMERCIAL PAPER (31.7%)
  Bexar Metropolitan Water District, Texas,
    1.40%, 2/11/02                            $20,000            $ 20,000
  Dallas, Area Rapid Transit, Texas,
    1.40%, 1/23/02                             11,100              11,100
  Harris County, Texas, Notes Series D-1,
    1.55%, 2/06/02                             21,400              21,400
  Houston, Texas, 1993, Series A,
    1.65%, 1/10/02                             15,000              15,000
  Houston, Texas, Water & Sewer System,
    Series 1994 A, 1.45%, 1/29/02              10,000              10,000
  Houston, Texas, Water & Sewer System,
    Series 1994 A, 2.00%, 2/13/02              15,000              15,000
  Indiana State Office Building Commission,
    1.90%, 2/11/02                              6,700               6,700
  King County, Washington, Sewer Series A,
    1.60%, 2/20/02                             15,000              15,000
  Las Vegas Valley Water District, Nevada
    1.65%, 1/17/02                             12,000              12,000
  Louisiana Public Facilities Authority,
    Christus Health, Series 1999 B,
    1.80%, 1/14/02                             11,435              11,435
  Louisiana Public Facilities Authority,
    Christus Health, Series 1999 B,
    1.90%, 1/23/02                             15,000              15,000
  Lower Colorado River Authority, Texas
    Series A, 2.05%, 2/07/02                   29,000              29,000
  Maryland Health & Higher Education
    Facilities, Johns Hopkins Hospital,
    Series B, 1.95%, 1/23/02                    9,900               9,900
  Massachusetts Water Resource Authority,
    Series 1999, 1.65%, 1/24/02                12,000              12,000
  Montgomery County, Industrial Development
    Authority, Pennsylvania, PECO Energy Co.
    Series A 1.70%, 2/14/02                    15,000              15,000
  New Hampshire, 1998 Series A, BANs,
    1.40%, 2/13/02                             15,000              15,000
  New Hampshire, 1998 Series A, BANs,
    1.55%, 1/13/02                             15,000              15,000
  Oklahoma City Industrial & Cultural
    Facilities Trust, SSM Health Care
    System,1.60%, 2/12/02                      29,330              29,330
  Rochester, Minnesota, Mayo Foundation,
    Series 1992 C, 1.70%, 1/09/02              11,950              11,950
  Rochester, Minnesota, Mayo Foundation,
    Series 1992 C, 1.90%, 1/09/02               6,500               6,500
  Rochester, Minnesota,  Mayo Foundation,
    Series 1998 F, 1.65%, 2/21/02               5,000               5,000
  Rochester, Minnesota,  Mayo Foundation,
    Series 2000 C, 1.45%, 1/08/02              17,500              17,500
  Shelby Health & Education Housing
    Facilities Board, Tennessee, Baptist
    Memorial Hospital, Series 2000,
    1.45%, 2/26/02                            $ 9,000            $  9,000
  South Carolina Public Service Authority,
    Santee Cooper, 1.40%, 1/31/02              14,000              14,000
  South Carolina Public Service Authority,
    Santee Cooper, 1.45%, 1/14/02              15,000              15,000
  Texas Municipal Power Agency,
    Series 1991 1.45%, 2/05/02                 12,000              12,000
  Texas Municipal Power Agency,
    Series 1991, 2.00%, 1/08/02                20,000              20,000
  Texas Public Finance Authority,
    Series 1993 A, 1.30%, 1/30/02              10,000              10,000
  University of Michigan Regents,
    1.90%, 1/23/02                             15,000              15,000
  Winsconsin, Series 1998 A
    1.95%, 1/22/02                             12,799              12,799
-------------------------------------------------------------------------
                                                                  426,614
=========================================================================
MUNICIPAL BONDS & NOTES (2.6%)
  Indiana Bond Bank, Advanced Funding
    Program, Series 2001 A-2,
    4.00%, 1/22/02                              9,700               9,712
  Triborough Bridge & Tunnel Authority,
    Series A-1, BANs, 5.00%, 1/17/02           25,000              25,023
-------------------------------------------------------------------------
                                                                   34,735
=========================================================================
PUT OPTION BONDS (3.1%)
  Indiana Development Finance Authority, USX
    Corp., Series 1998, 4.05%, 12/01/22        13,000              13,000
  Intermountain Power Agency, Utah, 1985
    Series F, 3.10%, 7/01/15                   10,000              10,000
  Minnesota, Housing Finance Agency,
    Residential Housing, Series 2001 A,
    1.87%, 1/01/21                             10,000              10,000
  Oklahoma State Water Resources Board,
    State Loan, Series 1995,
    3.45%, 9/01/24                              8,625               8,625
-------------------------------------------------------------------------
                                                                   41,625
=========================================================================
                                                                  502,974
=========================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (63.5%)
DAILY VARIABLE RATE BONDS (18.2%)
  Bell County Health Facilities Development
    Corp., Scott & White Memorial Hospital,
    Series 2001-2, 1.85%, 8/15/31              16,000              16,000
  California Statewide Communities
    Development Authority, John Muir/Mt.
    Diablo Health System, Series 1997,
    COPs, 1.65%, 8/15/27                        1,900               1,900
  Collier County Health Facilities Authority,
    Florida, Cleveland Clinic Foundation,
    Series 1999, 1.85%, 1/01/33                 3,700               3,700

    The accompanying notes are an integral part of the financial statements.

                                       133

                                                       FACE    AMORITIZED
                                                     AMOUNT          COST
                                                      (000)         (000)
=========================================================================
  Connecticut Health & Educational
    Facilities Authority, Yale University,
    Series V-2, 1.85%, 7/01/36                      $10,900      $ 10,900
  Cuyahoga County, Ohio, Cleveland Clinic
    Foundation, Series 1997 D,
    1.90%, 1/01/26                                    6,300         6,300
  Farmington, New Mexico, Arizona Public
    Service Co., Series 1994 B
    1.85%, 9/01/24                                   23,235        23,235
  Geisinger Authority, Pennsylvania, Health
    System, Series 2000, 1.90%, 8/01/28              10,610        10,610
  Gulf Coast Waste Disposal Authority, Texas,
    Exxon Corp., Series 1995,
    1.85%, 6/01/20                                    7,800         7,800
  Hapeville Development Authority, Georgia,
    Hapeville Hotel Ltd. Series 1985,
    1.90%, 11/01/15                                   7,000         7,000
  Harris County Health Facilities Development
    Corp., Texas, Methodist Hospital,
    Series 1994, 1.90%, 12/01/25                      8,400         8,400
  Harris County Health Facilities Development
    Corp., Texas, Methodist Hospital,
    Series 1997, 1.90%, 12/01/26                      8,800         8,800
  Harris County Health Facilities Development
    Corp., Texas, St. Lukes Episcopal
    Hospital, Series 2001 B,
    1.90%, 2/15/31                                   10,400        10,400
  Idaho Health Facilities Authority, St. Lukes
    Regional Medical, 1.95%, 5/01/22                  2,485         2,485
  Illinois Development Finance Authority,
    YMCA of Metropolitan Chicago,
    Series 2001, 1.60%, 6/01/29                       4,900         4,900
  Illinois Health Facilities Authority,
    Northwestern Memorial Hospital,
    Series 1995, 1.90%, 8/15/25                       8,550         8,550
  Jackson County, Chevron USA, Inc.,
    1.85%, 12/01/16                                   2,800         2,800
  Jacksonville Electric Authority, Florida,
    Electric Systems, Series 2001 C,
    1.80%, 10/01/30                                   6,600         6,600
  Louisiana Public Facilities Authority,
    Kenner Hotel Ltd., Series 1985,
    1.90%, 12/01/15                                   4,100         4,100
  Maricopa County, Arizona, Arizona Public
    Services Co., Series 1994 E,
    1.85%, 5/01/29                                    5,000         5,000
  Maricopa County, Arizona, Arizona Public
    Services Co., 1994 Series F,
    1.90%, 5/01/29                                      500           500
  Massachusetts State Health & Educational
    Facilities Authority, Capital Assets,
    Series D, 1.90%, 1/01/35                         21,700        21,700
  Missouri Health & Educational Facilities
    Authority, Cox Health Systems,
    Series 1997, 1.90%, 6/01/15                     $ 6,700      $  6,700
  Missouri Health & Educational Facilities
    Authority, Washington University,
    Series 2000 C, 1.90%, 3/01/40                     7,900         7,900
  Pennsylvania Higher Education Facilities
    Authority, Carnegie Mellon University,
    Series A, 1.90%, 11/01/25                         3,400         3,400
  Pinellas County Health Facilities Authority,
    Florida, Pooled Loan, Series 1985,
    1.70%, 12/01/15                                  13,640        13,640
  Roanoke Industrial Development Authority,
    Virginia, Carllion Health System,
    Series 1997 A, 1.90%, 7/01/27                    21,100        21,100
  Tempe, Arizona, Excise Tax, Series 1998,
    1.90%, 7/01/23                                    3,500         3,500
  Uinta County, Wyoming, Chevron USA, Inc.,
    1.85%, 8/15/20                                   18,100        18,100
-------------------------------------------------------------------------
                                                                  246,020
=========================================================================
WEEKLY VARIABLE RATE BONDS (45.3%)
  Arkansas Development Finance Authority,
    Higher Education Capital Asset,
    Series 1985 A, 1.55%, 12/01/15              6,900               6,900
  Charlotte, North Carolina, Fiscal Year 2002
    Series C, COPs,1.50%, 6/01/21              10,800              10,800
  Charlotte-Mecklenberg Hospital Authority,
    North Carolina, Health Care System,
    Series C, 1.50%, 1/15/26                   10,000              10,000
  Chicago Board of Education, Illinois,
    Series 2000 B, 1.60%, 3/01/32               9,400               9,400
  Chicago, Illinois, People's Gas Light and
    Coke Co., Series 2000 A,
    1.67%, 3/01/30                              6,000               6,000
  Clark County, Nevada, Airport Improvement
    Refunding, Series 1993 A,
    1.55%, 7/01/12                             18,000              18,000
  Clark County, Nevada, Airport Sub-Lien,
    Series 1999 B-2, 1.57%, 7/01/29            11,100              11,100
  Clark County, Nevada, Airport Sub-Lien,
    Series 2001 C, 1.55%, 7/01/29               3,000               3,000
  Cleveland, Ohio, Airport System,
    Series 2001 C, 1.70%, 1/01/31              12,400              12,400
  Cleveland, Ohio, Income Tax Refunding,
    Sub Series 1994, 1.65%, 5/15/24            12,109              12,109
  Connecticut Health & Educational
    Facilities Authority, Yale University,
    Series T-1, 1.80%, 7/01/29                 25,200              25,200
  Detroit, Michigan, Water Supply System,
    Refunding 2nd Sub-Lien, Series 2001 C,
    1.60%, 7/01/29                             15,000              15,000
  Fulton County Development Authority,
    Georgia, Morehouse College,
    Series 1997, 1.60%, 8/01/17                 3,610               3,610

    The accompanying notes are an integral part of the financial statements.

                                      134

                                                 FACE          AMORITIZED
                                               AMOUNT                COST
                                                (000)               (000)
=========================================================================
  Harris County Industrial Development,
    Texas, Baytank, Inc., Series 1998,
    1.60%, 2/01/20                            $23,400            $ 23,400
  Harris County, Texas, Sub Lien Toll Road,
    Series 1994 B, 1.60%, 8/01/15              14,300              14,300
  Illinois Development Finance Authority,
    Consolidated Edison Co., Series C,
    1.60%, 3/01/09                              5,000               5,000
  Illinois Toll Highway Authority, Series
    1993 B, 1.55%, 1/01/10                     11,500              11,500
  Long Island Power Authority, New York,
    Electric, Series 2, Sub Series 2A,
    1.45%, 5/01/33                             17,400              17,400
  Louisiana Public Facilities Authority,
    College & University Equipment,
    Series A, 1.75%, 9/01/10                    5,250               5,250
  Massachusetts, Refunding,
    Series 1997 B, 1.50%, 8/01/15              15,000              15,000
  Massachusetts, Refunding,
    Series 2000 C, 1.50%, 1/01/21              24,700              24,700
  Massachusetts Health & Educational
    Facilities Authority, Harvard University,
    Series BB, 1.55%, 2/01/34                  26,000              26,000
  Mecklenburg County, North Carolina,
    Series 2001, COPs, 1.60%, 12/01/21         10,000              10,000
  Michigan State University, Series A,
    1.50%, 8/15/30                             23,665              23,665
  Minneapolis, Minnesota, Convention Center,
    Series 1999,1.60%, 12/01/18                21,960              21,960
  Minneapolis, Minnesota, Convention Center,
    Series 2000, 1.60%, 12/01/18               21,680              21,680
  New Jersey Turnpike Authority,
    Series 1991 D, 1.984%, 1/01/18             19,100              19,100
  New York City Transitional Finance
    Authority, New York, Fiscal 1999,2nd
    Series, Sub Series A-1,
    1.50%, 11/15/22                             9,135               9,135
  New York State Housing & Finance
    Agency, Normandie Court 1,
    Series 1991,1.50%, 5/15/15                  9,000               9,000
  New York State Local Government
    Assistance Corporation,
    Series 1994 B, 1.40%, 4/01/23              25,000              25,000
  North Carolina Medical Care Commission,
    North Carolina Baptist Hospitals,
    Series 2000,1.55%, 6/01/30                 12,000              12,000
  North Carolina Medical Care Commission,
    Pooled Financing, Series 1985,
    1.55%, 12/01/25                            34,250              34,250
  Oregon Veterans, Series 73F,
    1.45%, 12/01/17                            20,500              20,500
  Snohomish County Public Utility District
    No. 1, Washington, Series 2001 A,
    1.55%, 12/01/17                           $12,600            $ 12,600
  Suffolk County Water Authority, New York,
    Series 2000, BANs, 1.5 0%, 5/01/05          8,500               8,500
  Texas Municipal Gas Corp., Senior Lien,
    Series 1998, 1.50%, 1/15/23                12,500              12,500
  Texas, Veterans Housing Assistance Fund I,
    Series 1995, 1.55%, 12/01/16                7,300               7,300
  University of Alabama, Hospital,
    Series 2000 B, 1.50%, 9/01/31              14,800              14,800
  University of Maryland, Revolving Equipment
    Loan, Series 1996 B, 1.55%, 7/01/15         6,600               6,600
  University of Texas System, Refunding,
    Series 2001 A, 1.60%,8/15/13                6,000               6,000
  Valdez, Alaska, Marine Terminal, Atlantic
    Richfield Co., Series1994 B,
    1.65%, 5/01/31                             10,000              10,000
  Volusia County Florida Health Facilities
    Authority, Pooled Hospital Loan,
    1.47%, 11/01/15                             7,800               7,800
  Washington, Series 1996 B,
    1.65%, 6/01/20                             11,300              11,300
  Weber County, Utah, IHC Health Services,
    Inc., Series 2000 C, 1.60%, 2/15/35        20,000              20,000
-------------------------------------------------------------------------
                                                                  609,759
=========================================================================
                                                                  855,779
=========================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $1,358,753)                1,358,753
=========================================================================
TOTAL INVESTMENTS (100.9%) (COST $1,358,753)                    1,358,753
=========================================================================
OTHER ASSETS (0.3%)
  Interest Receivable                           4,038
  Other                                            13               4,051
=========================================================================
LIABILITIES (-1.2%)
  Payable for Investments Purchased           (13,800)
  Investment Advisory Fees Payable             (1,027)
  Bank Overdraft Payable                         (624)
  Administrative Fees Payable                    (243)
  Directors' Fees and Expenses Payable           (101)
  Custodian Fees Payable                          (13)
  Other Liabilities                              (178)            (15,986)
=========================================================================
NET ASSETS (100%)                                              $1,346,818
=========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                $1,346,809
Undistributed Net Investment Income                                     9
-------------------------------------------------------------------------
NET ASSETS                                                     $1,346,818
=========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE

Applicable to 1,346,799,070 outstanding $0.001 par             $     1.00
value shares (authorized 4,000,000,000 shares)
=========================================================================

    The accompanying notes are an integral part of the financial statements.

==========================================================================
                   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                           AMORITIZED
                                                 COST          PERCENT OF
STATE                                           (000)          NET ASSETS
--------------------------------------------------------------------------
Alabama                                   U.S.$14,800                 1.1%
Alaska                                         10,000                 0.7
Arizona                                         9,000                 0.7
Arkansas                                        6,900                 0.5
California                                     30,900                 2.3
Connecticut                                    36,100                 2.7
Florida                                        31,740                 2.4
Georgia                                        10,610                 0.8
Idaho                                           2,485                 0.2
Illinois                                       45,350                 3.3
Indiana                                        29,412                 2.2
Louisiana                                      35,785                 2.7
Maryland                                       16,500                 1.2
Massachusetts                                  99,400                 7.4
Michigan                                       53,665                 4.0
Minnesota                                      94,590                 7.0
Mississippi                                     2,800                 0.2
Missouri                                       14,600                 1.1
Nevada                                         44,100                 3.2
New Hampshire                                  30,000                 2.2
New Jersey                                     19,100                 1.4
New Mexico                                     23,235                 1.7
New York                                       94,058                 7.0
North Carolina                                 77,050                 5.7
Ohio                                           30,809                 2.3
Oklahoma                                       37,955                 2.8
Oregon                                         20,500                 1.5
Pennsylvania                                   29,010                 2.2
South Carolina                                 29,000                 2.2
Tennessee                                       9,000                 0.7
Texas                                         249,400                18.5
Utah                                           30,000                 2.2
Virginia                                       21,100                 1.6
Washington                                     38,900                 2.9
Wisconsin                                      12,799                 1.0
Wyoming                                        18,100                 1.3
==========================================================================
                                       U.S.$1,358,753               100.9%
==========================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUITIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                              ACTIVE                   ASIAN                EUROPEAN       EUROPEAN
                                       INTERNATIONAL      ASIAN         REAL    EMERGING        REAL          VALUE        GLOBAL
                                          ALLOCATION     EQUITY       ESTATE     MARKETS      ESTATE         EQUITY      FRANCHISE
                                           PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               (000)      (000)        (000)       (000)       (000)          (000)          (000)
==================================================================================================================================
INVESTMENT INCOME:
  Dividends                                 $  8,282    $   980        $  76    $ 16,278    $    544      $   1,474        $     6
  Interest                                     2,055         70            3       2,395          29             74              1
  Less: Foreign Taxes Withheld                  (912)       (55)          (7)       (703)        (84)          (151)            --
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                               9,425        995           72      17,970         489          1,397              7
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                     2,970        419           21      10,608         121            449              4
      Less: Fees Waived                         (354)      (339)         (21)         --         (86)          (132)            (4)
----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                  2,616         80           --      10,608          35            317             --
  Administrative Fees                            685         81            4       1,307          27             83              2
  Custodian Fees                                 176        283            9       1,035          26            134              2
  Directors' Fees and Expenses                     7         39            1          13           1              2             --
  Filing and Registration Fees                    42         25           26          43          25             24             29
  Foreign Tax Expense                             --         20           --         371          --             --             --
  Insurance                                       10          2           --          24          --              2             --
  Professional Fees                               46         44           24         188          25             27             33
  Shareholder Reporting                           58         42            1         202           5              5              7
  Distribution Fees on Class B Shares             47          3            1          37           4              3             --
  Other Expenses                                  56          6            2          54           3              6              2
  Expenses Reimbursed by Advisor                  --         --          (40)         --          --             --            (71)
----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                             3,743        625           28      13,882         151            603              4
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                          5,682        370           44       4,088         338            794              3
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                           (34,254)   (19,618)         119    (290,134)*        10         (1,831)            --
  Foreign Currency Transactions                2,202       (121)          --      (3,386)          2            347             (7)
  Futures Contracts                            1,681         --           --          --          --             --             --
----------------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)           (30,371)   (19,739)         119    (293,520)         12         (1,484)            (7)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                (67,031)    17,814         (591)    249,384      (1,522)        (8,283)           281
  Foreign Currency Translations                  896         (2)          --      (3,650)         --           (482)           (18)
  Futures Contracts                              157         --           --          --          --             --             --
----------------------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
      Appreciation (Depreciation)            (65,978)    17,812         (591)    245,734      (1,522)        (8,765)           263
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
    IN UNREALIZED APPRECIATION
    (DEPRECIATION)                           (96,349)    (1,927)        (472)    (47,786)     (1,510)       (10,249)           256
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations             $(90,667)   $(1,557)       $(428)   $(43,698)   $ (1,172)     $  (9,455)       $   259
==================================================================================================================================

  * Net of foreign tax of $ 189,000

    The accompanying notes are an integral part of the financial statements.

                                             GLOBAL                                                     JAPANESE
                                              VALUE  INTERNATIONAL  INTERNATIONAL   INTERNATIONAL          VALUE            LATIN
                                             EQUITY         EQUITY         MAGNUM       SMALL CAP         EQUITY         AMERICAN
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                              (000)          (000)          (000)           (000)          (000)            (000)
=================================================================================================================================
INVESTMENT INCOME:
  Dividends                                 $ 1,173      $ 103,854    $     3,259        $ 10,058       $    374        $    980
  Interest                                       91         12,862            482             558             25               48
  Less: Foreign Taxes Withheld                  (72)       (11,455)          (386)         (1,205)           (59)             (11)
---------------------------------------------------------------------------------------------------------------------------------
    Total Income                              1,192        105,261          3,355           9,411            340            1,017
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                      502         35,851          1,334           3,549            339              268
    Less: Fees Waived                           (92)          (153)          (227)           (131)          (100)              (6)
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                   410         35,698          1,107           3,418            239              262
  Administrative Fees                            96          6,931            251             577             65               40
  Custodian Fees                                 35          1,274            154             152             29               61
  Directors' Fees and Expenses                    1             64              3               6              1                1
  Filing and Registration Fees                   40             44             34              22             27               26
  Foreign Tax Expense                            --             --             --              --             --               18
  Insurance                                       1            108              4               8              1                1
  Interest Expense                               --             --              1              --             --               --
  Professional Fees                              32            149             29              48             27               28
  Shareholder Reporting                           9            406             77              34             36                6
  Distribution Fees on Class B Shares            69            185             44              --              5                2
  Other Expenses                                  7            285             17              23              6               4
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                              700         45,144          1,721           4,288            436              449
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    492         60,117          1,634           5,123            (96)             568
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                              169         85,221        (10,930)          6,689            537           (2,310)
  Foreign Currency Transactions                 275         12,933            210             529            (29)             (41)
  Futures Contracts                              --             --           (493)             --             --               --
---------------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)              444         98,154        (11,213)          7,218            508           (2,351)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                (5,915)      (626,493)       (24,276)        (34,616)       (14,454)           1,283
  Foreign Currency Translations                 141        (16,058)           702            (831)            --             (210)
  Futures Contracts                              --             --             16              --             --               --
---------------------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
       Appreciation (Depreciation)           (5,774)      (642,551)       (23,558)        (35,447)       (14,454)           1,073
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             (5,330)      (544,397)       (34,771)        (28,229)       (13,946)          (1,278)
---------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
      from Operations                       $(4,838)     $(484,280)   $   (33,137)       $(23,106)      $(14,042)       $    (710)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                            SMALL
                                             EQUITY          FOCUS        COMPANY                      U.S. REAL            VALUE
                                             GROWTH         EQUITY         GROWTH      TECHNOLOGY         ESTATE           EQUITY
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                              (000)          (000)          (000)           (000)          (000)            (000)
=================================================================================================================================
INVESTMENT INCOME:
  Dividends                               $   8,264      $     846      $     655       $      33      $  33,023        $   2,247
  Interest                                    1,212             62            167              77            819              133
---------------------------------------------------------------------------------------------------------------------------------
    Total Income                              9,476            908            822             110         33,842            2,380
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                    6,618            904          2,059             651          5,212              529
    Less: Fees Waived                          (131)           (84)          (307)            (49)           (55)             (86)
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                 6,487            820          1,752             602          5,157              443
  Administrative Fees                         1,710            176            319             101          1,015              165
  Custodian Fees                                104             34             65              28             62               41
  Directors' Fees and Expenses                   15              2              4               2              9                2
  Filing and Registration Fees                   48             29             39              35             39               32
  Insurance                                      14              3              4               1             13                2
  Professional Fees                              59             31             31              24             45               27
  Shareholder Reporting                         327             32             65              20            187               29
  Distribution Fees on Class B Shares           703             39            320              10             57               42
  Other Expenses                                 80             11             20               9             39                4
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                            9,547          1,177          2,619             832          6,623              787
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (71)          (269)        (1,797)           (722)        27,219            1,593
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                          (49,745)       (20,649)       (51,329)        (59,781)        26,149            1,340
  Foreign Currency Transactions                  --             --             --              --              2               --
---------------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Gain (Loss)          (49,745)       (20,649)       (51,329)        (59,781)        26,151            1,340
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                              (141,991)        (2,309)        35,383           8,347          6,108           (4,864)
  Foreign Currency Translations                  --             --             --              --             (5)              --
---------------------------------------------------------------------------------------------------------------------------------
    Total Net Change in Unrealized
      Appreciation (Depreciation)          (141,991)        (2,309)        35,383           8,347          6,103           (4,864)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                           (191,736)       (22,958)       (15,946)        (51,434)        32,254           (3,524)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations    $(191,807)     $ (23,227)     $ (17,743)      $ (52,156)     $  59,473        $  (1,931)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                             EMERGING                        GLOBAL                                        MUNICIPAL
                                              MARKETS          FIXED          FIXED            HIGH          MONEY             MONEY
                                                 DEBT     INCOME III      INCOME II        YIELD II         MARKET            MARKET
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                (000)          (000)          (000)           (000)          (000)             (000)
===================================================================================================================================
INVESTMENT INCOME:
  Dividends                                  $    --         $    --      $      84         $   216       $     --          $    --
  Interest                                      4,591         11,738            998          15,920        137,663           39,496
-----------------------------------------------------------------------------------------------------------------------------------
      Total Income                              4,591         11,738          1,082          16,136        137,663           39,496
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                        367            766             99             553          9,440            4,332
      Less: Fees Waived                            --           (248)           (92)             --             --               --
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                     367            518              7             553          9,440            4,332
  Administrative Fees                              77            338             39             228          4,939            2,250
  Custodian Fees                                   25             37             14              20            215               87
  Directors' Fees and Expenses                      1              3              1               2             52               16
  Filing and Registration Fees                     28             33             26              36             50               54
  Foreign Tax Expense                              22             --              5              --             --               --
  Insurance                                         1              4              1               3             62              105
  Professional Fees                                36             31             26              36             76               45
  Shareholder Reporting                            11             12              9              68            229              117
  Distribution Fees on Class B Shares               1              4              1              48             --               --
  Other Expenses                                    6             13              3               8             12               33
-----------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                              575            993            132           1,002         15,075            7,039
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           4,016         10,745            950          15,134        122,588           32,457
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
  Investments Sold                               (597)         5,641            (49)         (3,500)           378              104
  Foreign Currency Transactions                    --            (51)        (1,320)             (6)            --               --
  Futures Contracts                               144             --             --            (109)            --               --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Net Realized Gain (Loss)             (453)         5,590         (1,369)         (3,615)           378              104
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                   1,926          1,773            243         (21,470)            --               --
  Foreign Currency Translations                    25             --             46               6             --               --
  Futures Contracts                                --             --             --              90             --               --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Net Change in Unrealized
        Appreciation (Depreciation)             1,951          1,773            289         (21,374)            --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                1,498          7,363         (1,080)        (24,989)           378              104
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations       $  5,514        $18,108      $    (130)        $(9,855)      $122,966          $32,561
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                               ACTIVE INTERNATIONAL
                                               ALLOCATION PORTFOLIO     ASIAN EQUITY PORTFOLIO         ASIAN REAL ESTATE PORTFOLIO
                                       ===========================================================================================
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                2001           2000           2001            2000           2001             2000
                                               (000)          (000)          (000)           (000)          (000)            (000)
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $     5,682     $    8,883     $      370    $        194     $       44      $        63
  Net Realized Gain (Loss)                   (30,371)        26,745        (19,739)          4,508            119              104
  Change in Unrealized Appreciation
    (Depreciation)                           (65,978)      (124,434)        17,812         (44,061)          (591)            (121)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting  from Operations        (90,667)       (88,806)        (1,557)        (39,359)          (428)              46
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                       (6,140)            --           (286)           (115)           (42)             (44)
  In Excess of Net Investment Income              --           (528)           (27)             --            (24)             (10)
  Net Realized Gain                               --        (44,191)            --              --             --               --
  In Excess of Net Realized Gain                (219)       (13,227)            --              --             --               --
  CLASS B:
  Net Investment Income                         (119)            --             (2)             (3)            (8)              (7)
  In Excess of Net Investment Income              --            (31)            (1)             --             (5)              (1)
  Net Realized Gain                               --         (2,031)            --              --             --               --
  In Excess of Net Realized Gain                 (10)          (608)            --              --             --               --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                         (6,488)       (60,616)          (316)           (118)           (79)             (62)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                 131,550        223,132         87,412         216,082              2               50
  Distributions Reinvested                     4,464         51,725            285          (1,812)             1                8
  Redeemed                                  (162,938)      (199,096)       (96,750)       (222,871)          (349)            (211)
  CLASS B:
  Subscribed                                 378,609      1,077,735            798             250             12               --
  Distributions Reinvested                       126          2,623              3               3             12                9
  Redeemed                                  (385,192)    (1,071,140)        (1,233)         (1,003)            --             (854)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                       (33,381)        84,979         (9,485)         (9,351)          (322)            (998)
----------------------------------------------------------------------------------------------------------------------------------
  Total Decrease in Net Assets              (130,536)       (64,443)       (11,358)        (48,828)          (829)          (1,014)
NET ASSETS:
  Beginning of Period                        529,123        593,566         57,513         106,341          3,270            4,284
----------------------------------------------------------------------------------------------------------------------------------
  End of Period                          $   398,587     $  529,123     $   46,155     $    57,513     $    2,441      $     3,270
==================================================================================================================================
  Undistributed (accumulated) net
    investment income (loss)
    included in end of period net
    assets                               $       469     $   (2,199)    $     (27)    $         32     $      (33)     $       (11)
==================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                         15,490         18,214         10,609          18,453             --                7
    Shares Issued on Distributions
      Reinvested                                 523          4,707             36               8             --                1
    Shares Redeemed                          (18,829)       (16,165)       (11,674)        (19,051)           (42)             (29)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A
      Shares Outstanding                      (2,816)         6,756         (1,029)           (590)           (42)             (21)
==================================================================================================================================
    CLASS B:
    Shares Subscribed                         36,900         85,034             91              20              2               --
    Shares Issued on Distributions
      Reinvested                                  14            232             --              --              1                1
    Shares Redeemed                          (37,567)       (84,123)          (149)            (78)            --             (114)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Class B
    Shares Outstanding                          (653)         1,143            (58)            (58)             3             (113)
==================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                 EMERGING MARKETS         EUROPEAN REAL ESTATE
                                                                                    PORTFOLIO                    PORTFOLIO
                                                                    ===============================================================
                                                                         YEAR ENDED        YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,       DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                                              2001               2000          2001            2000
                                                                             (000)              (000)         (000)           (000)
===================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                         $     4,088        $    (8,467)  $       338       $      92
  Net Realized Gain (Loss)                                                (293,520)           229,150            12            (319)
  Net Change in Unrealized Appreciation (Depreciation)                     245,734           (795,898)       (1,522)          1,248
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          (43,698)          (575,215)       (1,172)          1,021
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                         --                 --          (319)            (57)
  In Excess of Net Investment Income                                            --                 --           (75)            (54)
  Net Realized Gain                                                             --            (45,359)           --              --
  CLASS B:
  Net Investment Income                                                         --                 --           (30)             (9)
  In Excess of Net Investment Income                                            --                 --            (8)             (8)
  Net Realized Gain                                                             --               (705)           --              --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           --            (46,064)         (432)           (128)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                               649,086            936,704         8,870           1,052
  Distributions Reinvested                                                      --             44,719           352              88
  Redeemed                                                                (774,429)          (997,140)       (1,719)         (4,020)
  CLASS B:
  Subscribed                                                               108,329             80,541           906             160
  Distributions Reinvested                                                      --                694            32              10
  Redeemed                                                                (107,814)           (75,091)         (539)           (685)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions                   (124,828)            (9,573)        7,902          (3,395)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                 (168,526)          (630,852)        6,298          (2,502)
NET ASSETS:
  Beginning of Period                                                      931,040          1,561,892         9,215          11,717
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $   762,514        $   931,040   $    15,513       $   9,215
===================================================================================================================================
  Accumulated net investment loss included in end of period net assets $      (387)       $    (4,154)  $       (77)      $     (57)
===================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                       60,810             55,489           878             115
    Shares Issued on Distributions Reinvested                                   --              3,774            37               9
    Shares Redeemed                                                        (72,689)           (58,364)         (178)           (460)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                  (11,879)               899           737            (336)
===================================================================================================================================
    CLASS B:
    Shares Subscribed                                                       10,642              4,792            91              17
    Shares Issued on Distributions Reinvested                                   --                 59             3               1
    Shares Redeemed                                                        (10,534)            (4,496)          (53)            (73)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      108                355            41             (55)
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                      EUROPEAN VALUE EQUITY     GLOBAL FRANCHISE
                                                                                            PORTFOLIO               PORTFOLIO
                                                                                ================================================
                                                                                                                     PERIOD FROM
                                                                                                                        NOVEMBER
                                                                                          YEAR ENDED   YEAR ENDED    28,2001* TO
                                                                                        DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                                                                                2001         2000           2001
                                                                                               (000)        (000)          (000)
================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                    $     794    $   1,156      $       3
  Net Realized Gain (Loss)                                                                    (1,484)       7,763             (7)
  Change in Unrealized Appreciation (Depreciation)                                            (8,765)      (4,408)           263
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                             (9,455)       4,511            259
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                                       (1,330)        (891)            --
  In Excess of Net Investment Income                                                             (55)          --             --
  Net Realized Gain                                                                             (179)      (8,347)            --
  In Excess of Net Realized Gain                                                              (1,971)          --             --
  CLASS B:
  Net Investment Income                                                                          (28)         (19)            --
  In Excess of Net Investment Income                                                              (1)          --             --
  Net Realized Gain                                                                               (4)        (205)            --
  In Excess of Net Realized Gain                                                                 (40)          --             --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                         (3,608)      (9,462)            --
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                                  22,991       30,825         10,351
  Distributions Reinvested                                                                     3,187        8,484             --
  Redeemed                                                                                   (45,029)     (73,720)            --
  CLASS B:
  Subscribed                                                                                      --          623            400
  Distributions Reinvested                                                                        72          224             --
  Redeemed                                                                                    (1,066)        (677)            --
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions                                      (19,845)     (34,241)        10,751
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                    (32,908)     (39,192)        11,010
NET ASSETS:
  Beginning of Period                                                                         68,034      107,226             --
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                                            $  35,126    $  68,034      $  11,010
================================================================================================================================
  Undistributed (accumulated) net investment income (loss) included in end of period net
    assets                                                                                 $     (56)   $     137      $      (4)
================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                                          1,781        2,089          1,011
    Shares Issued on Distributions Reinvested                                                    270          609             --
    Shares Redeemed                                                                           (3,701)      (5,018)            --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                                     (1,650)      (2,320)         1,011
================================================================================================================================
    CLASS B:
    Shares Subscribed                                                                             --           47             40
    Shares Issued on Distributions Reinvested                                                      6           16             --
    Shares Redeemed                                                                              (79)         (47)            --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                                        (73)          16             40
================================================================================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                                                 GLOBAL VALUE EQUITY PORTFOLIO         INTERNATIONAL EQUITY PORTFOLIO
                                                 ======================================================================
                                                   YEAR ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31,      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                         2001              2000                2001                2000
                                                        (000)             (000)               (000)               (000)
=======================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                           $       492       $       931         $    60,117         $    67,152
  Net Realized Gain                                       444             2,662              98,154             670,680
  Change in Unrealized Appreciation
    (Depreciation)                                     (5,774)              (34)           (642,551)           (331,124)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                          (4,838)            3,559            (484,280)            406,708
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  (364)           (1,450)            (83,187)             (8,527)
  In Excess of Net Investment Income                       --               (16)                 --                  --
  Net Realized Gain                                        --            (6,094)            (49,310)           (756,896)
  In Excess of Net Realized Gain                           --              (267)                 --                  --
  CLASS B:
  Net Investment Income                                  (262)             (891)             (3,289)                 --
  In Excess of Net Investment Income                       --               (10)                 --                  --
  Net Realized Gain                                        --            (4,025)             (2,059)             (9,251)
  In Excess of Net Realized Gain                           --              (176)                 --                  --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (626)          (12,929)           (137,845)           (774,674)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                           11,104            35,328           1,309,026           1,709,509
  Distributions Reinvested                                319             7,232             110,929             734,961
  Redeemed                                            (14,405)         (110,575)         (1,612,189)         (1,900,180)
  CLASS B:
  Subscribed                                           14,901            11,839             153,973              22,581
  Distributions Reinvested                                262             5,127               5,071               9,176
  Redeemed                                            (13,163)          (12,702)            (45,226)             (8,693)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                                   (982)          (63,751)            (78,416)            567,354
-----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets              (6,446)          (73,121)           (700,541)            199,388
NET ASSETS:
  Beginning of Period                                  70,614           143,735           4,870,797           4,671,409
-----------------------------------------------------------------------------------------------------------------------
  End of Period                                   $    64,168       $    70,614         $ 4,170,256         $ 4,870,797
=======================================================================================================================
  Undistributed (accumulated) net
    investment income (loss) included
    in end of period net assets                   $       116       $      (134)        $    (1,972)        $     6,322
=======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                     705             1,966              95,828              86,711
    Shares Issued on Distributions Reinvested              21               425               7,260              42,704
    Shares Redeemed                                      (891)           (6,334)           (115,322)            (96,263)
-----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                        (165)           (3,943)            (12,234)             33,152
=======================================================================================================================
    CLASS B:
    Shares Subscribed                                     980               660               9,784               1,161
    Shares Issued on Distributions Reinvested              17               304                 333                 535
    Shares Redeemed                                      (819)             (722)             (2,826)               (445)
-----------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding            178               242               7,291               1,251
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                 INTERNATIONAL SMALL CAP
                                                   INTERNATIONAL MAGNUM PORTFOLIO                        PORTFOLIO
                                                =============================================================================
                                                   YEAR ENDED              YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31,             DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                         2001                    2000                2001                2000
                                                         000)                   (000)               (000)               (000)
=============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $   1,634               $   1,767           $   5,123           $   4,958
  Net Realized Gain (Loss)                            (11,213)                  1,517               7,218              43,529
  Change in Unrealized Appreciation (Depreciation)    (23,558)                (25,420)            (35,447)            (60,309)
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from
    Operations                                        (33,137)                (22,136)            (23,106)            (11,822)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  (750)                 (1,382)             (6,164)             (3,459)
  In Excess of Net Investment Income                       --                  (1,079)               (554)                 --
  Net Realized Gain                                        --                  (3,602)             (5,923)            (15,048
  In Excess of Net Realized Gain                           --                  (3,698)                 --                 (90)
  CLASS B:
  Net Investment Income                                   (39)                   (132)                 --                  --
  In Excess of Net Investment Income                       --                    (103)                 --                  --
  Net Realized Gain                                        --                    (472)                 --             (37,134)
  In Excess of Net Realized Gain                           --                    (485)                 --                (225)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (789)                (10,953)            (12,641)            (55,956)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                          372,553                 309,767              41,400              82,685
  Distributions Reinvested                                726                   9,098              11,761              55,201
  Redeemed                                           (405,868)               (294,968)            (15,387)            (53,573)
  Transaction Fees                                         --                      --                  30                 681
  CLASS B:
  Subscribed                                           31,560                  29,944                  --                  --
  Distributions Reinvested                                 38                   1,191                  --                  --
  Redeemed                                            (40,828)                (34,259)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                      (41,819)                 20,773              37,804              84,994
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets             (75,745)                (12,316)              2,057              17,216
NET ASSETS:
  Beginning of Period                                 207,040                 219,356             374,924             357,708
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $ 131,295               $ 207,040           $ 376,981           $ 374,924
=============================================================================================================================
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets     $     (56)              $  (1,182)          $    (554)          $     453
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                  37,283                  24,596               5,453               4,265
    Shares Issued on Distributions Reinvested              79                     762                 787               3,340
    Shares Redeemed                                   (40,315)                (23,322)             (3,815)             (2,786)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                      (2,953)                  2,036               2,425               4,819
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                   3,167                   2,370                  --                  --
    Shares Issued on Distributions Reinvested               4                      99                  --                  --
    Shares Redeemed                                    (4,077)                 (2,699)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding           (906)                   (230)                 --                  --
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                     JAPANESE VALUE EQUITY PORTFOLIO              LATIN AMERICAN PORTFOLIO
                                                 ============================================================================
                                                                           YEAR ENDED
                                                   YEAR ENDED                DECEMBER          YEAR ENDED          YEAR ENDED
                                                 DECEMBER 31,                     31,        DECEMBER 31,        DECEMBER 31,
                                                         2001                    2000                2001                2000
                                                        (000)                   (000)               (000)               (000)
=============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $    (96)               $   (228)           $    568            $     (5)
  Net Realized Gain (Loss)                                508                   4,011              (2,351)                (21)
  Change in Unrealized Appreciation (Depreciation)    (14,454)                (22,387)              1,073              (5,144)
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from
    Operations                                        (14,042)                (18,604)               (710)             (5,170)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  (564)                   (182)               (327)               (181)
  In Excess of Net Investment Income                     (119)                   (585)                 --                  (8)
  CLASS B:
  Net Investment Income                                   (26)                    (13)                 (9)                (19)
  In Excess of Net Investment Income                       (6)                    (29)                 --                  (1)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (715)                   (809)               (336)               (209)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                           24,582                  59,243               3,163              27,528
  Distributions Reinvested                                562                     598                 322                 177
  Redeemed                                            (44,409)                (58,944)             (5,176)            (10,986)
  CLASS B:
  Subscribed                                              994                   3,108                 256                  75
  Distributions Reinvested                                 26                      40                   8                  18
  Redeemed                                             (3,177)                 (1,679)               (546)                (86)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                      (21,422)                  2,366              (1,973)             16,726
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets             (36,179)                (17,047)             (3,019)             11,347
NET ASSETS:
  Beginning of Period                                  60,157                  77,204              26,543              15,196
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $ 23,978                $ 60,157            $ 23,524            $ 26,543
=============================================================================================================================
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets      $   (151)               $   (617)           $    210            $     (9)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                   3,791                   6,480                 318               2,507
    Shares Issued on Distributions Reinvested              83                      75                  37                  15
    Shares Redeemed                                    (6,896)                 (6,448)               (571)             (1,027)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                      (3,022)                    107                (216)              1,495
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                     149                     335                  25                   7
    Shares Issued on Distributions Reinvested               4                       5                   1                   2
    Shares Redeemed                                      (459)                   (183)                (57)                 (9)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares
      Outstanding                                        (306)                    157                 (31)                 --
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                             EQUITY GROWTH PORTFOLIO                  FOCUS EQUITY PORTFOLIO
                                                        =====================================================================
                                                        YEAR ENDED           YEAR ENDED             YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,           DECEMBER 31,   DECEMBER 31,
                                                              2001                 2000                   2001           2000
                                                             (000)                (000)                  (000)          (000)
=============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                  $       (71)         $    (1,663)           $      (269)   $      (508)
  Net Realized Gain (Loss)                                 (49,745)              63,322                (20,649)        11,563
  Change in Unrealized Appreciation (Depreciation)        (141,991)            (232,143)                (2,309)       (31,284)
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations    (191,807)            (170,484)               (23,227)       (20,229)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                             --              (71,692)                    --        (16,258)
  In Excess of Net Realized Gain                            (6,695)                  --                 (2,293)            --
  CLASS B:
  Net Realized Gain                                             --              (26,921)                    --         (2,612)
  In Excess of Net Realized Gain                            (2,633)                  --                   (393)           --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (9,328)             (98,613)                (2,686)       (18,870)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                               340,476              221,091                 34,740         45,463
  Distributions Reinvested                                   6,571               69,154                  2,165         15,652
  Redeemed                                                (484,577)            (189,227)               (55,763)       (36,801)
  CLASS B:
  Subscribed                                                80,644              212,481                  1,756          4,031
  Distributions Reinvested                                   2,609               25,681                    385          2,568
  Redeemed                                                (154,670)             (56,597)                (4,430)        (4,703)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
  Transactions                                            (208,947)             282,583                (21,147)        26,210
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 (410,082)              13,486                (47,060)       (12,889)
NET ASSETS:
  Beginning of Period                                    1,237,380            1,223,894                145,407        158,296
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $   827,298          $ 1,237,380            $    98,347    $   145,407
=============================================================================================================================
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets        $        39          $       (67)           $        15    $       (14)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                       21,593                8,771                  2,729          2,361
    Shares Issued on Distributions Reinvested                  360                3,050                    162            908
    Shares Redeemed                                        (30,299)              (7,583)                (4,430)        (1,913)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                           (8,346)               4,238                 (1,539)         1,356
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                        4,462                8,463                    126            210
    Shares Issued on Distributions Reinvested                  144                1,150                     29            150
    Shares Redeemed                                         (8,764)              (2,280)                  (351)          (246)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares
     Outstanding                                            (4,158)               7,333                   (196)           114
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                        SMALL COMPANY GROWTH PORTFOLIO         TECHNOLOGY PORTFOLIO
                                                    =========================================================================
                                                        YEAR ENDED           YEAR ENDED             YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,           DECEMBER 31,   DECEMBER 31,
                                                              2001                 2000                   2001           2000
                                                             (000)                (000)                  (000)          (000)
=============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                   $  (1,797)            $  (1,347)             $    (722)     $  (1,462)
  Net Realized Gain (Loss)                                (51,329)               10,699                (59,781)        14,915
  Change in Unrealized Appreciation (Depreciation)         35,383               (43,213)                 8,347        (57,782)
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations    (17,743)              (33,861)               (52,156)       (44,329)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                            --                (8,190)                    --        (16,918)
  In Excess of Net Realized Gain                              (16)               (2,198)                (3,360)            --
  CLASS B:
  Net Realized Gain                                            --                (8,184)                    --         (1,166)
  In Excess of Net Realized Gain                               (9)               (2,197)                  (260)            --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (25)              (20,769)                (3,620)       (18,084)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                               51,798                56,813                 37,400        123,095
  Distributions Reinvested                                      9                 9,931                     --         15,016
  Redeemed                                                (47,236)              (34,949)               (44,388)       (60,507)
  CLASS B:
  Subscribed                                              117,401               112,706                  3,474          8,664
  Distributions Reinvested                                     --                10,361                     --          1,115
  Redeemed                                                (18,241)              (11,764)                (3,217)        (3,513)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share Transactions   103,731               143,098                 (6,731)        83,870
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  85,963                88,468                (62,507)        21,457
NET ASSETS:
  Beginning of Period                                     180,436                91,968                107,839         86,382
  End of Period                                         $ 266,399             $ 180,436              $  45,332      $ 107,839
=============================================================================================================================
  Undistributed (accumulated) net investment income
    (loss) included in end of period net assets         $     (11)            $      (8)             $      (8)     $       1
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                       6,325                 4,010                  2,289          2,827
    Shares Issued on Distributions Reinvested                   1                   827                     --            483
    Shares Redeemed                                        (5,934)               (2,499)                (2,917)        (1,488)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
     Outstanding                                              392                 2,338                   (628)         1,822
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                      13,222                 7,344                    218            198
    Shares Issued on Distributions Reinvested                   2                   899                     --             36
    Shares Redeemed                                        (2,086)                 (848)                  (213)           (98)
-----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding             11,138                 7,395                      5            136
=============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                    U.S. REAL ESTATE PORTFOLIO         VALUE EQUITY PORTFOLIO
                                                                ===============================================================
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                                                          2001           2000           2001               2000
                                                                         (000)          (000)          (000)              (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                              $  27,219      $  19,965      $   1,593          $     987
  Net Realized Gain                                                     26,151         14,479          1,340              4,244
  Change in Unrealized Appreciation (Depreciation)                       6,103         93,030         (4,864)             4,834
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                          59,473        127,474         (1,931)            10,065
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                (25,005)       (20,557)        (1,376)              (961)
  In Excess of Net Investment Income                                        --             --             (8)                --
  Net Realized Gain                                                    (27,746)        (9,106)            --             (3,638)
  In Excess of Net Realized Gain                                          --             --           (3,174)            (1,625)
  CLASS B:
  Net Investment Income                                                   (780)          (671)          (246)               (10)
  In Excess of Net Investment Income                                        --             --             (1)               (47)
  Net Realized Gain                                                       (934)          (314)            --                (21)
  In Excess of Net Realized Gain                                            --             --           (741)                --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (54,465)       (30,648)        (5,546)            (6,302)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           210,287        305,354         71,706             32,596
  Distributions Reinvested                                              47,000         24,592          4,178              5,769
  Redeemed                                                            (149,787)      (150,159)       (38,786)           (18,369)
  CLASS B:
  Subscribed                                                            14,956          9,902         28,809                250
  Distributions Reinvested                                               1,633            931            816                 79
  Redeemed                                                             (13,526)        (7,430)        (4,303)              (432)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions                           110,563        183,190         62,420             19,893
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                         115,571        280,016         54,943             23,656
NET ASSETS:
  Beginning of Period                                                  604,498        324,482         71,345             47,689
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                      $ 720,069      $ 604,498      $ 126,288          $  71,345
===============================================================================================================================
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                             $     291      $      (5)     $     (10)         $      25
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                   14,786         23,603          7,205              3,188
    Shares Issued on Distributions Reinvested                            3,202          1,761            428                567
    Shares Redeemed                                                    (10,648)       (11,348)        (3,951)            (1,790)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class A Shares Outstanding                           7,340         14,016          3,682              1,965
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    1,014            785          2,805                 24
    Shares Issued on Distributions Reinvested                              112             67             84                  8
    Shares Redeemed                                                       (931)          (589)          (432)               (41)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (decrease) in Class B Shares Outstanding                  195            263          2,457                 (9)
===============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

STATEMENT OF CHANGES IN NET ASSETS

                                                  EMERGING MARKETS DEBT                           FIXED INCOME III
                                                         PORTFOLIO                                   PORTFOLIO
                                           ===============================================================================
                                              YEAR ENDED            YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            DECEMBER 31,          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                                    2001                  2000                   2001                 2000
                                                   (000)                 (000)                  (000)                (000)
==========================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                   $       4,016   $             8,252      $          10,745     $         11,332
   Net Realized Gain (Loss)                         (453)                3,643                  5,590               (1,438)
   Change in Unrealized Appreciation
     (Depreciation)                                1,951                (4,864)                 1,773                8,722
--------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
     Resulting from Operations                     5,514                 7,031                 18,108               18,616
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   CLASS A:
   Net Investment Income                          (4,062)               (7,243)               (11,555)             (11,291)
   In Excess of Net Investment Income               (230)                  (19)                    --                   --
   Net Realized Gain                                  --                    --                   (662)                  --
   CLASS B:
   Net Investment Income                             (28)                  (55)                  (132)                (130)
   In Excess of Net Investment Income                 (2)                   --                     --                   --
   Net Realized Gain                                  --                    --                     (8)                  --
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                            (4,322)               (7,317)               (12,357)             (11,421)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
   Subscribed                                     20,595                26,973                 80,931               29,671
   Distributions Reinvested                        3,069                 4,610                 11,087                9,913
   Redeemed                                      (19,363)              (36,862)               (39,728)             (37,333)
   CLASS B:
   Subscribed                                         --                    --                    985                  442
   Distributions Reinvested                           30                    55                    113                   86
   Redeemed                                           --                  (537)                  (742)                (271)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital
     Share Transactions                            4,331                (5,761)                52,646                2,508
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net
     Assets                                        5,523                (6,047)                58,397                9,703
NET ASSETS:
   Beginning of Period                            47,467                53,514                183,254              173,551
--------------------------------------------------------------------------------------------------------------------------
   End of Period                           $      52,990   $            47,467      $         241,651     $        183,254
==========================================================================================================================
   Undistributed (accumulated) net
     investment income (loss) included
     in end of period net assets           $        (267)  $                49      $             (48)    $            (35)
==========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
CLASS A:
   Shares Subscribed                               7,000                 8,482                  7,496                2,878
   Shares Issued on Distributions
     Reinvested                                    1,037                 1,623                  1,016                  959
   Shares Redeemed                                (6,613)              (11,297)                (3,738)              (3,629)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                            1,424                (1,192)                 4,774                  208
==========================================================================================================================
CLASS B:
   Shares Subscribed                                  --                    --                     90                   42
   Shares Issued on Distributions
     Reinvested                                       10                    19                     10                    8
   Shares Redeemed                                    --                  (170)                   (68)                 (26)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                               10                  (151)                    32                   24
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                    GLOBAL FIXED INCOME II                     HIGH YIELD II
                                                       PORTFOLIO                                 PORTFOLIO
                                           ===============================================================================
                                              YEAR ENDED            YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            DECEMBER 31,          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                                    2001                  2000                   2001                 2000
                                                   (000)                 (000)                  (000)                (000)
==========================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                   $         950   $             1,381      $          15,134     $         14,283
   Net Realized Loss                              (1,369)                  (1,089)             (3,615)              (7,283)
   Change in Unrealized Appreciation
     (Depreciation)                                  289                   (87)               (21,374)             (23,719)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (130)                  205                 (9,855)             (16,719)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   CLASS A:
   Net Investment Income                              --                  (517)               (13,346)             (11,707)
   In Excess of Net Investment Income                 --                  (121)                  (337)                 (16)
   CLASS B:
   Net Investment Income                              --                    (5)                (1,950)              (2,625)
   In Excess of Net Investment Income                 --                    (2)                   (50)                  (4)
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                --                  (645)               (15,683)             (14,352)
-------------------------------------------------------------------- -----------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
   Subscribed                                      1,275                 5,548                 91,822               43,583
   Distributions Reinvested                           --                   543                 11,636               10,398
   Redeemed                                       (6,707)              (12,028)               (56,141)             (69,926)
   CLASS B:
   Subscribed                                        100                    --                  5,184                3,800
   Distributions Reinvested                           --                     7                    583                1,349
   Redeemed                                         (106)                   (5)                (7,971)             (28,418)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital
     Share Transactions                           (5,438)               (5,935)                45,113              (39,214)
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets        (5,568)               (6,375)                19,575              (70,285)
NET ASSETS:
   Beginning of Period                            28,172                34,547                114,558              184,843
--------------------------------------------------------------------------------------------------------------------------
   End of Period                           $      22,604   $            28,172      $         134,133     $        114,558
===========================================================================================================================
   Accumulated net investment loss
     included in end of period net assets            (92)  $              (123)     $            (482)    $            (20)
==========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
     CLASS A:
     Shares Subscribed                               116                   501                 10,920                4,464
     Shares Issued on Distributions
        Reinvested                                    --                    50                  1,478                1,087
     Shares Redeemed                                (609)               (1,093)                (7,087)              (7,149)
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Class A
        Shares Outstanding                          (493)                 (542)                 5,311               (1,598)
==========================================================================================================================
     CLASS B:
     Shares Subscribed                                 9                    --                    586                  377
     Shares Issued on Distributions
        Reinvested                                    --                     1                     73                  138
     Shares Redeemed                                  (9)                   --                 (1,017)              (2,800)
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Class B
        Shares Outstanding                            --                     1                   (358)              (2,285)
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                  MONEY MARKET PORTFOLIO              MUNICIPAL MONEY MARKET PORTFOLIO
                                           ===============================================================================
                                              YEAR ENDED            YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            DECEMBER 31,          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                                    2001                  2000                   2001                 2000
                                                   (000)                 (000)                  (000)                (000)
==========================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                   $     122,588   $           183,380      $          32,457     $         61,458
   Net Realized Gain (Loss)                          378                     4                    104                   (2)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                             122,966               183,384                 32,561               61,456
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   CLASS A:
   Net Investment Income                        (122,588)             (183,384)               (32,457)             (61,454)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
   Subscribed                                 22,912,054            52,243,556              8,233,752           13,065,730
   Distributions Reinvested                      119,156               179,337                 31,747               61,337
   Redeemed                                  (23,351,717)          (52,327,797)            (8,395,221)         (13,056,279)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital
     Share Transactions                         (320,507)               95,096               (129,722)              70,788
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets      (320,129)               95,096               (129,618)              70,790
NET ASSETS:
   Beginning of Period                         3,026,412             2,931,316              1,476,436            1,405,646
--------------------------------------------------------------------------------------------------------------------------
   End of Period                           $   2,706,283   $        3,026,412       $       1,346,818     $      1,476,436
==========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                          23,019,981            52,243,549              8,231,752           13,065,730
   Shares Issued on Distributions
     Reinvested                                  119,148               179,337                 31,746               61,337
   Shares Redeemed                           (23,459,644)          (52,327,810)            (8,393,216)         (13,056,279)
--------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                         (320,515)               95,076               (129,718)              70,788
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                               CLASS A
                                                                  ================================================================
                                                                                        YEAR ENDED DECEMBER 31,
                                                                  ================================================================
                                                                        2001          2000         1999         1998++       1997++
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     10.68   $    14.26   $    11.90    $    10.39   $    11.44
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (1)                                             0.12         0.19         0.22          0.22         0.18
   Net Realized and Unrealized Gain (Loss) on Investments               (2.01)       (2.59)        3.01          1.86         0.80
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                   (1.89)       (2.40)        3.23          2.08         0.98
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (0.14)          --        (0.05)        (0.30)       (0.83)
   In Excess of Net Investment Income                                      --        (0.01)       (0.06)        (0.04)       (0.02)
   Net Realized Gain                                                       --        (0.90)       (0.76)        (0.23)       (1.18)
   In Excess of Net Realized Gain                                      (0.00)+       (0.27)          --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                (0.14)       (1.18)       (0.87)        (0.57)       (2.03)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      8.65   $    10.68   $    14.26    $    11.90   $    10.39
===================================================================================================================================
TOTAL RETURN                                                           (17.63)%     (14.97)%      27.82%        20.12%        8.61%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   388,225   $  509,309   $  583,607    $  266,832   $  138,667
Ratio of Expenses to Average Net Assets (1)                              0.81%        0.82%        0.80%         0.80%        0.80%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                                0.80%        0.80%         N/A           N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)                 1.25%        1.55%        1.71%         1.91%        1.47%
Portfolio Turnover Rate                                                    36%          80%          53%           49%          49%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $      0.01   $     0.01   $     0.01    $     0.02   $     0.03
   Ratios before expense limitation:
      Expenses to Average Net Assets                                     0.89%        0.93%        0.92%         1.03%        1.10%
   Net Investment Income to Average Net Assets                           1.17%        1.45%        1.59%         1.70%        1.18%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                  =================================================================
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  =================================================================
                                                                        2001          2000         1999          1998++       1997++
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     10.80   $    14.41   $    12.12    $    10.48   $    11.44
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (2)                                             0.13         0.27         0.13          0.22         0.08
   Net Realized and Unrealized Gain (Loss) on Investments               (2.06)       (2.71)        3.02          1.94         0.87
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                   (1.93)       (2.44)        3.15          2.16         0.95
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (0.10)          --        (0.05)        (0.23)       (0.71)
   In Excess of Net Investment Income                                      --        (0.01)       (0.05)        (0.06)       (0.02)
   Net Realized Gain                                                       --        (0.89)       (0.76)        (0.23)       (1.18)
   In Excess of Net Realized Gain                                      (0.00+)       (0.27)          --            --           --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                (0.10)       (1.17)       (0.86)        (0.52)       (1.91)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      8.77   $    10.80   $    14.41    $    12.12   $    10.48
===================================================================================================================================
TOTAL RETURN                                                           (17.81)%     (15.02)%      26.63%        20.71%        8.35%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $    10,362   $   19,814   $    9,959    $       96   $       14
Ratio of Expenses to Average Net Assets (2)                              1.06%        1.07%        1.05%         1.05%        1.05%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                                1.05%        1.05%         N/A           N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)                 1.05%        1.42%        1.16%         1.80%        0.71%
Portfolio Turnover Rate                                                    36%          80%          53%           49%          49%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $      0.01   $     0.02   $     0.01    $     0.03   $     0.03
    Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.14%        1.18%        1.17%         1.27%        1.32%
     Net Investment Income to Average Net Assets                         0.97%        1.31%        0.95%         1.58%        0.45%
------------------------------------------------------------------------------------------------------------------------------------

+  Amount is Less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

ASIAN EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                              CLASS A
                                                                 ===================================================================
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ===================================================================
                                                                       2001         2000         1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $     8.53   $    14.39   $     8.01   $     9.43   $    18.73
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (1)                                           0.06         0.03         0.06         0.12         0.14
   Net Realized and Unrealized Gain (Loss) on Investments             (0.38)       (5.87)        6.42        (1.24)       (8.93)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                 (0.32)       (5.84)        6.48        (1.12)       (8.79)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (0.05)       (0.02)       (0.10)       (0.30)      (0.00+)
   In Excess of Net Investment Income                                (0.00+)          --           --           --           --
   In Excess of Net Realized Gain                                        --           --           --           --        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.05)       (0.02)       (0.10)       (0.30)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     8.16   $     8.53   $    14.39   $     8.01   $     9.43
====================================================================================================================================
TOTAL RETURN                                                         (3.69%)     (40.65%)       81.00%     (11.38%)     (48.29%)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $   45,489   $   56,330   $  103,513   $   51,334   $   85,503
Ratio of Expenses to Average Net Assets (1)                            1.18%        1.06%        1.07%        1.19%        1.12%
Ratio of Expenses to Average Net Assets Excluding Foreign
  Tax Expense and Interest Expense                                     1.00%        1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average Net Assets (1)               0.71%        0.21%        0.58%        1.36%        0.47%
Portfolio Turnover Rate                                                  94%         101%         197%         151%         107%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                     $     0.06   $     0.04   $     0.06   $     0.05   $     0.05
Ratios before expense limitation:
  Expenses to Average Net Assets                                       1.83%        1.32%        1.61%        1.79%        1.31%
  Net Investment Income (Loss) to Average Net Assets                   0.06%      (0.05%)        0.04%        0.76%        0.29%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                 ===================================================================
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 ===================================================================
                                                                       2001++       2000         1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $     8.44   $    14.28   $     7.97   $     9.40   $    18.74
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss) (2)                                   (0.13)       (0.06)        0.05         0.07         0.03
   Net Realized and Unrealized Gain (Loss) on Investments             (0.20)       (5.76)        6.34        (1.20)       (8.86)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                 (0.33)       (5.82)        6.39        (1.13)       (8.83)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (0.02)       (0.02)       (0.08)       (0.30)      (0.00+)
   In Excess of Net Investment Income                                (0.00+)          --           --           --           --
   In Excess of Net Realized Gain                                        --           --           --           --        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.02)       (0.02)       (0.08)       (0.30)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     8.09   $     8.44   $    14.28   $     7.97   $     9.40
====================================================================================================================================
TOTAL RETURN                                                         (3.89%)     (40.74%)       79.95%     (11.53%)     (48.48%)
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $      666   $    1,183   $    2,828   $    1,487   $    1,468
Ratio of Expenses to Average Net Assets (2)                            1.43%        1.31%        1.32%        1.47%        1.37%
Ratio of Expenses to Average Net Assets Excluding Foreign
  Tax Expense and Interest Expense                                     1.25%        1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average Net Assets (2)               0.49%        0.02%        0.33%        1.06%        0.18%
Portfolio Turnover Rate                                                  94%         101%         197%         151%         107%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                 $     0.08   $     0.04   $     0.08   $     0.04   $     0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   2.08%        1.57%        1.87%        2.07%        1.56%
      Net Investment Income (Loss) to Average Net Assets              (0.16%)      (0.23%)      (0.22%)        0.46%      (0.01%)
------------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 2001 are based on average shares outstanding.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANACIAL HIGHLIGHTS

ASIAN REAL ESTATE PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                          CLASS A
                                                      =============================================================================
                                                                                   YEAR ENDED DECEMBER 31,
                                                      =============================================================================
                                                                                                                 PERIOD FROM
                                                                                                         OCTOBER 1, 1997* TO
                                                               2001        2000        1999        1998    DECEMBER 31, 1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                      $    8.01   $    7.90   $    6.63   $    7.94  $       10.00
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (1)                                 0.12        0.15        0.11        0.26           0.11
     Net Realized and Unrealized Gain
   (Loss) on Investments                                      (1.31)       0.11        1.50       (1.24)         (2.10)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                         (1.19)       0.26        1.61       (0.98)         (1.99)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                    (0.14)      (0.13)      (0.32)      (0.33)         (0.07)
     In Excess of Net Investment
        Income                                                (0.08)      (0.02)      (0.02)         --             --
        Total Distributions                                   (0.22)      (0.15)      (0.34)      (0.33)         (0.07)
NET ASSET VALUE, END OF PERIOD                            $    6.60   $    8.01   $    7.90   $    6.63  $        7.94
===================================================================================================================================
TOTAL RETURN                                                 (14.91)%      3.44%      24.27%    (11.82)%       (19.92)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
   (Thousands)                                            $   2,020   $   2,786   $   2,912   $   2,447  $       2,385
Ratio of Expenses to Average Net
   Assets (1)                                                  1.02%       1.02%       1.01%       1.05%          1.08%**
Ratio of Expenses to Average Net
   Assets Excluding Interest Expense                           1.00%       1.00%       1.00%       1.00%          1.00%**
Ratio of Net Investment Income to
   Average Net Assets (1)                                      1.69%       2.03%       1.64%       2.47%          5.21%**
Portfolio Turnover Rate                                          40%         87%         98%        261%            38%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense
      limitation during the period:
      Per share benefit to net
       investment income                                  $    0.17   $    0.22   $    0.15   $    0.36  $        0.25
    Ratios before expense limitation:
      Expenses to Average Net Assets                           3.29%       4.04%       3.19%       4.52%         12.95%**
      Net Investment Loss to Average Net
       Assets                                                 (0.58)%     (0.98)%     (0.54)%     (1.00)%        (6.66)%**
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                                       ============================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                       ============================================================================
                                                                                                                 PERIOD FROM
                                                                                                         OCTOBER 1, 1997* TO
                                                               2001        2000        1999        1998    DECEMBER 31, 1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                      $    8.06   $    7.93   $    6.66    $   8.03         $10.00
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (2)                                 0.10        0.09        0.13        0.12           0.00+
     Net Realized and Unrealized
        Gain (Loss) on Investments                            (1.32)       0.16        1.46       (1.16)         (1.97)
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                      (1.22)       0.25        1.59       (1.04)         (1.97)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                    (0.13)      (0.10)      (0.30)      (0.33)            --
     In Excess of Net Investment Income                       (0.07)      (0.02)      (0.02)         --             --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                   (0.20)      (0.12)      (0.32)      (0.33)            --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    6.64   $    8.06   $    7.93   $    6.66  $        8.03
===================================================================================================================================
TOTAL RETURN                                                 (15.18)%      3.29%      23.88%     (12.53)%       (19.70)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
   (Thousands)                                            $     421   $     484   $   1,372   $     761  $           0#
Ratio of Expenses to Average Net
   Assets (2)                                                  1.27%       1.27%       1.25%       1.38%          1.18%**
Ratio of Expenses to Average Net
   Assets Excluding Interest Expense                           1.25%       1.25%       1.25%       1.25%           N/A
Ratio of Net Investment Income to
   Average Net Assets (2)                                      1.33%       1.56%       1.39%       2.39%          4.24%**
Portfolio Turnover Rate                                          40%         87%         98%        261%            38%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense
    limitation during the period:
     Per share benefit to net
        investment income                                 $    0.16   $    0.34   $    0.17   $    0.18            N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                           3.54%       4.20%       3.10%       5.03%           N/A
      Net Investment Loss to Average
       Net Assets                                             (0.94)%     (1.36)%     (0.45)%     (1.27)%          N/A
-----------------------------------------------------------------------------------------------------------------------------------

*       Commencement of Operations
**      Annualized
+       Amount is less than $0.01 per share.
#       Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                            CLASS A
                                                       ============================================================================
                                                                                    YEAR ENDED DECEMBER 31,
                                                       ============================================================================
                                                                    2001       2000       1999      1998       1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $  11.31   $  19.27  $    9.55  $   12.97  $   14.66
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        0.05      (0.10)     (0.03)      0.16       0.07
  Net Realized and Unrealized Gain (Loss) on
   Investments                                                       (0.55)     (7.28)      9.75      (3.46)     (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                (0.50)     (7.38)      9.72      (3.30)     (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                 --         --         --      (0.12)     (0.07)
  In Excess of Net Investment Income                                    --         --         --         --      (0.07)
  Net Realized Gain                                                     --         --         --         --      (0.69)
  In Excess of Net Realized Gain                                        --      (0.58)        --         --      (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                --      (0.58)        --      (0.12)     (1.47)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  10.81   $  11.31  $   19.27  $    9.55  $   12.97
===================================================================================================================================
TOTAL RETURN                                                         (4.42%)   (38.43%)   101.78%    (25.42%)    (1.03%)
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $748,058   $917,091  $1,544,83  $ 772,115  $1,501,36
Ratio of Expenses to Average Net Assets                               1.65%      1.63%      1.64%      1.81%      1.75%
Ratio of Expenses to Average Net Assets
   Excluding Foreign Tax Expense and Interest
   Expense                                                             N/A        N/A        N/A       1.70%       N/A
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                         0.47%     (0.63%)    (0.26%)     1.04%      0.40%
Portfolio Turnover Rate                                                 93%        92%       133%        98%        90%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                  =================================================================
                                                                                   YEAR ENDED DECEMBER 31
                                                                  =================================================================
                                                                      2001       2000       1999       1998       1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $  11.26   $  19.24   $   9.56  $   12.98  $   14.66
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                       0.03      (0.11)     (0.04)      0.10       0.02
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                     (0.56)     (7.29)      9.72      (3.43)     (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                (0.53)     (7.40)      9.68      (3.33)     (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                --         --         --      (0.09)     (0.05)
   In Excess of Net Investment Income                                   --         --         --         --      (0.04)
   Net Realized Gain                                                    --         --         --         --      (0.69)
   In Excess of Net Realized Gain                                       --      (0.58)        --         --      (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                --      (0.58)        --      (0.09)     (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  10.73   $  11.26   $  19.24  $    9.56  $   12.98
===================================================================================================================================
TOTAL RETURN                                                        (4.71%)    (38.60%)   101.26%    (25.65%)    (1.31%)
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $ 14,456   $ 13,949   $ 16,999  $   7,199  $   9,666
Ratio of Expenses to Average Net Assets                               1.90%      1.88%      1.88%      2.06%      2.00%
Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense                                                             N/A        N/A        N/A       1.95%       N/A
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                         0.22%    (0.82%)    (0.51%)      0.80%      0.11%
Portfolio Turnover Rate                                                 93%        92%       133%        98%        90%

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC
FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                       =============================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                       =============================================================
                                                                                                                  PERIOD FROM
                                                                                                              OCTOBER 1, 1997* TO
                                                                         2001    2000      1999        1998   DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 10.38  $ 9.16    $ 9.58   $    9.52         $  10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
         Net Investment Income (Loss) (1)                                0.27    0.07     (0.05)       0.12             0.05
         Net Realized and Unrealized Gain (Loss) on Investments         (1.09)   1.30     (0.17)       0.33            (0.52)
------------------------------------------------------------------------------------------------------------------------------------
         Total from Investment Operations                               (0.82)   1.37     (0.22)       0.45            (0.47)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
         Net Investment Income                                          (0.21)  (0.08)    (0.18)      (0.25)           (0.01)
         In Excess of Net Investment Income                             (0.05)  (0.07)    (0.02)      (0.14)              --
------------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                            (0.26)  (0.15)    (0.20)      (0.39)           (0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $  9.30  $10.38    $ 9.16   $    9.58         $   9.52
====================================================================================================================================
TOTAL RETURN                                                            (7.85)% 14.91%    (2.36)%      4.75%           (4.72)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $13,826  $7,766    $9,931   $  33,422         $ 15,177
Ratio of Expenses to Average Net Assets (1)                              1.01%   1.03%     1.23%       1.03%            1.00%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense       1.00%   1.00%     1.00%       1.00%             N/A
Ratio of Net Investment Income to Average Net Assets (1)                 2.30%   1.55%     2.33%       1.33%            2.08%**
Portfolio Turnover Rate                                                    46%     74%       35%        119%              47%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
       Per share benefit to net investment income                     $  0.05  $ 0.09    $ 0.01   $    0.03         $   0.05
     Ratios before expense limitation:
       Expenses to Average Net Assets                                    1.53%   1.90%     1.71%       1.43%            3.05%**
       Net Investment Income to Average Net Assets                       1.74%   0.69%     1.85%       0.95%            0.03%**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                      =============================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      =============================================================
                                                                                                                  PERIOD FROM
                                                                                                              OCTOBER 1, 1997* TO
                                                                         2001    2000      1999        1998   DECEMBER 31, 1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 10.41  $ 9.19    $ 9.61    $   9.52         $  10.00
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                              0.08    0.18      0.19        0.11             0.02
  Net Realized and Unrealized Gain (Loss) on Investments                (0.93)   1.16     (0.43)       0.33            (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    (0.85)   1.34     (0.24)       0.44            (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                 (0.19)  (0.06)    (0.16)      (0.22)              --
  In Excess of Net Investment Income                                    (0.04)  (0.06)    (0.02)      (0.13)              --
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                (0.23)  (0.12)    (0.18)      (0.35)              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $  9.33  $10.41    $ 9.19    $   9.61         $   9.52
===================================================================================================================================
TOTAL RETURN                                                            (8.08)% 14.55%    (2.61)%      4.60%           (4.76)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                 $ 1,687  $1,449    $1,786    $  2,531         $    789
Ratio of Expenses to Average Net Assets (2)                              1.26%   1.28%     1.47%       1.28%            1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense       1.25%   1.25%     1.25%       1.25%             N/A
Ratio of Net Investment Income to Average Net Assets (2)                 1.53%   1.50%     2.35%       1.15%            1.51%**
Portfolio Turnover Rate                                                    46%     74%       35%        119%              47%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                      $  0.04  $ 0.10    $ 0.04    $   0.04         $   0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                                     1.78%   2.15%     1.96%       1.68%            3.12%**
      Net Investment Income (Loss) to Average Net Assets                 0.96%   0.61%     1.91%       0.77%           (0.36)%**
-----------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized
    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND INC.
FINANCIAL HIGHLIGHTS

EUROPEAN VALUE EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                  CLASS A
                                                                     ===============================================================
                                                                                          YEAR ENDED DECEMBER 31,
                                                                     ===============================================================
                                                                           2001         2000          1999         1998        1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    14.17   $    15.09   $     15.75   $    17.96   $   16.70
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                0.18         0.25          0.29         0.43        0.39
  Net Realized and Unrealized Gain (Loss) on Investments                  (2.08)        0.76          1.10         1.08        2.58
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (1.90)        1.01          1.39         1.51        2.97
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   (0.35)       (0.21)        (0.32)       (0.42)      (0.37)
  In Excess of Net Investment Income                                      (0.01)          --         (0.03)          --          --
  Net Realized Gain                                                       (0.04)       (1.72)        (1.70)       (3.30)      (1.34)
  In Excess of Net Realized Gain                                          (0.45)          --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    (0.85)       (1.93)        (2.05)       (3.72)      (1.71)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $    11.42   $    14.17   $     15.09   $    15.75   $   17.96
====================================================================================================================================
TOTAL RETURN                                                             (13.47)%       7.38%         9.60%        8.09%      17.88%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $   34,117   $   65,747   $   105,030   $  168,712   $ 242,868
Ratio of Expenses to Average Net Assets (1)                                1.07%        1.02%         1.09%        1.00%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest Expense         1.00%        1.00%         1.00%         N/A         N/A
Ratio of Net Investment Income to Average Net Assets (1)                   1.42%        1.22%         1.46%        1.47%       1.96%
Portfolio Turnover Rate                                                      59%          47%           74%          52%         43%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                     $     0.04   $     0.03   $      0.03   $     0.02   $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                       1.31%        1.14%         1.22%        1.08%       1.09%
      Net Investment Income to Average Net Assets                          1.19%        1.09%         1.34%        1.40%       1.87%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B
                                                                     ===============================================================
                                                                                            YEAR ENDED DECEMBER 31,
                                                                     ===============================================================
                                                                           2001         2000          1999         1998        1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     14.19  $    15.11   $     15.74   $    17.94   $   16.67
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                 0.03        0.19          0.12         0.33        0.28
  Net Realized and Unrealized Gain (Loss) on Investments                   (1.96)       0.78          1.23         1.13        2.66
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (1.93)       0.97          1.35         1.46        2.94
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    (0.32)      (0.17)        (0.26)       (0.36)      (0.33)
  In Excess of Net Investment Income                                       (0.01)         --         (0.02)          --          --
  Net Realized Gain                                                        (0.04)      (1.72)        (1.70)       (3.30)      (1.34)
  In Excess of Net Realized Gain                                           (0.45)         --            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.82)      (1.89)        (1.98)       (3.66)       1.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $     11.44  $    14.19   $     15.11   $    15.74   $   17.94
====================================================================================================================================
TOTAL RETURN                                                              (13.71)%      7.08%         9.36%        7.80%      17.73%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $     1,009  $    2,287   $     2,196   $    5,181   $   4,654
Ratio of Expenses to Average Net Assets (2)                                 1.32%       1.27%         1.34%        1.25%       1.25%
Ratio of Expenses to Average Net Assets Excluding Interest Expense          1.25%       1.25%         1.25%         N/A         N/A
Ratio of Net Investment Income to Average Net Assets (2)                    1.05%       0.96%         1.30%        1.15%       1.55%
Portfolio Turnover Rate                                                       59%         47%           74%          52%         43%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                      $      0.03  $     0.03   $      0.01   $     0.02        0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                         1.56%       1.39%         1.48%        1.34%       1.34%
     Net Investment Income to Average Net Assets                            0.81%       0.83%         1.16%        1.08%       1.46%
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND,INC.
FINANCIAL HIGHLIGHTS

GLOBAL FRANCHISE PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                                         CLASS A
                                                                                                            ========================
                                                                                                                     PERIOD FROM
                                                                                                               NOVEMBER 28, 2001*
                                                                                                            TO DECEMBER 31, 2001
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                             $         10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                                                                 0.01
  Net Realized and Unrealized Gain on Investments                                                                           0.47
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                        0.48
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                                                       --
  In Excess of Net Investment Income                                                                                          --
  Net Realized Gain                                                                                                           --
  In Excess of Net Realized Gain                                                                                              --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                   $         10.48
====================================================================================================================================
TOTAL RETURN                                                                                                                4.80%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                                            $        10,595
Ratio of Expenses to Average Net Assets (1)                                                                                 1.00%**
Ratio of Net Investment Income to Average Net Assets (1)                                                                    1.30%**
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                                                                  $          0.07
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                                                        16.47%**
     Net Investment Loss to Average Net Assets                                                                           (14.17)%**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         CLASS B
                                                                                                            ========================
                                                                                                                     PERIOD FROM
                                                                                                              NOVEMBER 28, 2001*
                                                                                                            TO DECEMBER 31, 2001
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                             $         10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                                                                (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                                                                    0.55
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                        0.46
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                                                       --
  In Excess of Net Investment Income                                                                                          --
  Net Realized Gain                                                                                                           --
  In Excess of Net Realized Gain                                                                                              --
  Return of Capital                                                                                                           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                   $         10.46
====================================================================================================================================
TOTAL RETURN                                                                                                                4.60%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                                            $           415
Ratio of Expenses to Average Net Assets (2)                                                                                 1.25%**
Ratio of Net Investment Loss to Average Net Assets (2)                                                                    (13.29)%**
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                                                                  $          0.00+
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                                                        16.72%**
     Net Investment Loss to Average Net Assets                                                                            (21.62)%**
------------------------------------------------------------------------------------------------------------------------------------

+  Amount is Less than $0.01 per share.
*  Commencement of Operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITTUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

GLOBAL VALUE EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS


                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                       2001          2000          1999         1998         1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    17.05    $    18.32    $    20.74   $    18.52   $    16.24
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                            0.13          0.26          0.44         0.15         0.21
  Net Realized and Unrealized Gain (Loss) on Investments              (1.56)         1.75          0.32         2.55         3.61
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.43)         2.01          0.76         2.70         3.82
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.17)        (0.61)        (0.38)       (0.17)       (0.40)
  In Excess of Net Investment Income                                     --         (0.01)        (0.06)          --           --
  Net Realized Gain                                                      --         (2.55)        (2.74)       (0.31)       (1.14)
  In Excess of Net Realized Gain                                         --         (0.11)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.17)        (3.28)        (3.18)       (0.48)       (1.54)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    15.45    $    17.05    $    18.32   $    20.74   $    18.52
===================================================================================================================================
TOTAL RETURN                                                          (8.36)%       11.75%         4.01%       14.60%       23.75%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $   34,079    $   40,418    $  115,646   $  228,748   $  108,074
Ratio of Expenses to Average Net Assets (1)                            1.01%         1.01%         1.01%        1.00%        1.00%
Ratio of Expenses to Average Net Assets Excluding Interest Expense     1.00%         1.00%         1.00%         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)               0.79%         1.16%         1.26%        0.96%        1.07%
Portfolio Turnover Rate                                                  51%           48%           41%          39%          30%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $     0.02    $     0.04    $     0.02   $     0.01   $     0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                    1.16%         1.17%         1.06%        1.07%        1.11%
     Net Investment Income to Average Net Assets                       0.64%         1.00%         1.20%        0.90%        0.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                       2001          2000          1999         1998         1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    16.92    $    18.20    $    20.63   $    18.46   $    16.21
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                            0.13          0.27          0.21         0.15         0.16
  Net Realized and Unrealized Gain (Loss) on Investments              (1.58)         1.68          0.50         2.46         3.60
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.45)         1.95          0.71         2.61         3.76
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.14)        (0.56)        (0.35)       (0.13)       (0.37)
  In Excess of Net Investment Income                                     --         (0.01)        (0.05)          --           --
  Net Realized Gain                                                      --         (2.55)        (2.74)       (0.31)       (1.14)
  In Excess of Net Realized Gain                                         --         (0.11)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.14)        (3.23)        (3.14)       (0.44)       (1.51)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    15.33    $    16.92    $    18.20   $    20.63   $    18.46
===================================================================================================================================
TOTAL RETURN                                                          (8.58)%       11.52%         3.75%       14.15%       23.37%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $   30,089    $   30,196    $   28,089   $   13,123   $    5,910
Ratio of Expenses to Average Net Assets (2)                            1.26%         1.26%         1.26%        1.25%        1.25%
Ratio of Expenses to Average Net Assets Excluding Interest Expense     1.25%         1.25%         1.25%         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)               0.78%         1.14%         0.89%        0.68%        0.80%
Portfolio Turnover Rate                                                  51%           48%           41%          39%          30%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $     0.02    $     0.04    $     0.01   $     0.01   $     0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                    1.41%         1.42%         1.31%        1.32%        1.36%
     Net Investment Income to Average Net Assets                       0.64%         0.97%         0.83%        0.62%        0.69%
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITTUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                       2001          2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    17.88    $    19.62    $    18.25   $    17.16   $    16.95
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                            0.25          0.25          0.24         0.27         0.30
  Net Realized and Unrealized Gain (Loss) on Investments              (2.00)         1.44          2.80         2.86         2.01
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.75)         1.69          3.04         3.13         2.31
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.34)        (0.04)        (0.18)       (0.38)       (0.48)
  Net Realized Gain                                                   (0.20)        (3.39)        (1.49)       (1.66)       (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.54)        (3.43)        (1.67)       (2.04)       (2.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    15.59    $    17.88    $    19.62   $    18.25   $    17.16
====================================================================================================================================
TOTAL RETURN                                                          (9.74)%        9.29%        16.91%       18.30%       13.91%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $4,004,817    $4,810,852    $4,630,035   $3,400,498   $2,822,900
Ratio of Expenses to Average Net Assets (1)                            1.00%         1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average Net Assets (1)               1.35%         1.45%         1.28%        1.33%        1.49%
Portfolio Turnover Rate                                                  63%           53%           37%          33%          33%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.01%         1.00%         1.01%        1.02%        1.02%
      Net Investment Income to Average Net Assets                      1.34%         1.45%         1.27%        1.32%        1.47%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                       2001          2000         1999          1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    17.81    $    19.58    $    18.22   $    17.13   $    16.93
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                            0.07          0.23          0.19         0.24         0.23
  Net Realized and Unrealized Gain (Loss) on Investments              (1.83)         1.39          2.81         2.85         2.02
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (1.76)         1.62          3.00         3.09         2.25
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.32)           --         (0.15)       (0.34)       (0.43)
  Net Realized Gain                                                   (0.20)        (3.39)        (1.49)       (1.66)       (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.52)        (3.39)        (1.64)       (2.00)       (2.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    15.53    $    17.81    $    19.58   $    18.22   $    17.13
====================================================================================================================================
TOTAL RETURN                                                          (9.83)%        8.94%        16.68%       18.13%       13.57%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $  165,439    $   59,945    $   41,374   $   17,076   $    3,074
Ratio of Expenses to Average Net Assets (2)                            1.25%         1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average Net Assets (2)               0.73%         1.44%         0.93%        0.96%        1.21%
Portfolio Turnover Rate                                                  63%           53%           37%          33%          33%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Ratios before expense limitation:
      Expenses to Average Net Assets                                   1.26%         1.25%         1.26%        1.28%        1.27%
      Net Investment Income to Average Net Assets                      0.72%         1.44%         0.92%        0.95%        1.19%
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITTUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL MAGNUM PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                 ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 ==================================================================
                                                                       2001          2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    11.56    $    13.62    $    11.57   $    10.87   $    10.66
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                            0.11          0.11          0.19         0.14         0.17
  Net Realized and Unrealized Gain (Loss) on Investments              (2.27)        (1.52)         2.64         0.66         0.54
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (2.16)        (1.41)         2.83         0.80         0.71
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.06)        (0.09)        (0.15)       (0.10)       (0.41)
  In Excess of Net Investment Income                                     --         (0.07)           --           --           --
  Net Realized Gain                                                      --         (0.24)        (0.63)          --        (0.09)
  In Excess of Net Realized Gain                                         --         (0.25)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.06)        (0.65)        (0.78)       (0.10)       (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     9.34    $    11.56    $    13.62   $    11.57   $    10.87
====================================================================================================================================
TOTAL RETURN                                                         (18.71)%      (10.50)%       24.87%        7.33%        6.58%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $  120,753    $  183,566    $  188,586   $  269,814   $  159,096
Ratio of Expenses to Average Net Assets (1)                            1.01%         1.01%         1.01%        1.00%        1.00%
Ratio of Expenses to Average Net Assets Excluding Interest
   Expense                                                             1.00%         1.00%                       N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)               1.00%         0.84%         0.89%        1.34%        1.44%
Portfolio Turnover Rate                                                  44%           56%           59%          39%          41%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $     0.01    $     0.01    $     0.02   $     0.01   $     0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                    1.14%         1.10%         1.11%        1.13%        1.19%
     Net Investment Income to Average Net Assets                       0.87%         0.75%         0.80%        1.24%        1.25%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                 ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 ==================================================================
                                                                       2001          2000          1999         1998         1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $    11.52    $    13.58    $    11.54   $    10.84   $    10.63
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                            0.01          0.08          0.11         0.14         0.16
  Net Realized and Unrealized Gain (Loss) on Investments              (2.18)        (1.54)         2.68         0.64         0.52
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (2.17)        (1.46)         2.79         0.78         0.68
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.03)        (0.12)        (0.12)       (0.08)       (0.38)
  Net Realized Gain                                                      --         (0.23)        (0.63)          --        (0.09)
  In Excess of Net Realized Gain                                         --         (0.25)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.03)        (0.60)        (0.75)       (0.08)       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $     9.32    $    11.52    $    13.58   $    11.54   $    10.84
===================================================================================================================================
TOTAL RETURN                                                         (18.87)%      (10.81)%       24.58%        7.13%        6.33%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $   10,542    $   23,474    $   30,770   $   26,151   $   28,217
Ratio of Expenses to Average Net Assets (2)                            1.26%         1.26%         1.25%        1.25%        1.25%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                              1.25%         1.25%                       N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)               0.75%         0.58%         0.87%        1.24%        1.19%
Portfolio Turnover Rate                                                  44%           56%           59%          39%          41%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $     0.01    $     0.01    $     0.01   $     0.01   $     0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                    1.39%         1.35%         1.35%        1.37%        1.44%
     Net Investment Income to Average Net Assets                       0.62%         0.49%         0.54%        1.14%        1.00%

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL SMALL CAP PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                 ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 ==================================================================
                                                                       2001          2000          1999         1998         1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $   16.30    $    19.67    $    15.25   $    15.61   $    16.83
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                            0.21          0.24          0.22         0.22         0.25
  Net Realized and Unrealized Gain (Loss) on Investments *            (1.18)        (0.83)         5.66         0.39        (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (0.97)        (0.59)         5.88         0.61        (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               (0.25)        (0.17)        (0.27)       (0.24)       (0.31)
  In Excess of Net Investment Income                                  (0.02)           --         (0.02)          --        (0.05)
  Net Realized Gain                                                   (0.24)        (2.60)        (1.20)       (0.79)       (0.77)
  In Excess of Net Realized Gain                                         --         (0.01)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               (0.51)        (2.78)        (1.49)       (1.03)       (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                       0.00+           --          0.03         0.06         0.08
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $   14.82    $    16.30    $    19.67   $    15.25   $    15.61
===================================================================================================================================
TOTAL RETURN                                                          (5.88)%       (2.92)%       39.34%        4.25%       (0.55)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $ 376,981    $  374,924    $  357,708   $  252,642   $  230,095
Ratio of Expenses to Average Net Assets (1)                            1.15%         1.16%         1.15%        1.15%        1.15%
Ratio of Expenses to Average Net Assets Excluding Interest
Expense                                                           $    1.15%         1.15%          N/A          N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)               1.38%         1.32%         1.30%        1.23%        1.37%
Portfolio Turnover Rate                                                  39%           54%           48%          39%          31%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $    0.01    $     0.01    $     0.01   $     0.01   $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                    1.19%         1.22%         1.20%        1.21%        1.22%
     Net Investment Income to Average Net Assets                       1.34%         1.38%         1.25%        1.18%        1.30%
-----------------------------------------------------------------------------------------------------------------------------------

* Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the year ended December 31, 2001.
+ Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

JAPANESE VALUE EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                 ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                 ==================================================================
                                                                        2001++       2000          1999++       1998         1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     7.62   $    10.12    $     6.18   $     5.89   $     7.96
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     (0.01)       (0.02)        (0.02)        0.04         0.17
  Net Realized and Unrealized Gain (Loss) on Investments               (2.25)       (2.37)         3.96         0.48        (0.94)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.26)       (2.39)         3.94         0.52        (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.09)       (0.03)           --        (0.23)       (1.30)
  In Excess of Net Investment Income                                   (0.02)       (0.08)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.11)       (0.11)           --        (0.23)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     5.25   $     7.62    $    10.12   $     6.18   $     5.89
===================================================================================================================================
TOTAL RETURN                                                          (29.96)%     (23.69)%       63.75%        8.82%       (9.23)%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   22,921   $   56,306    $   73,666   $   57,755   $   77,086
Ratio of Expenses to Average Net Assets (1)                             1.02%        1.03%         1.01%        1.11%        1.06%
Ratio of Expenses to Average Net Assets Excluding Interest Expense      1.00%        1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        (0.21)%      (0.29)%       (0.28)%       0.03%       (0.21)%
Portfolio Turnover Rate                                                   14%          14%           26%          66%          40%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $     0.02   $     0.01    $     0.01   $     0.01   $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.26%        1.12%         1.14%        1.30%        1.14%
     Net Investment Loss to Average Net Assets                        (0.45)%      (0.38)%       (0.41)%      (0.14)%      (0.28)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001++       2000          1999++       1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     7.54   $    10.02    $     6.13   $     5.87   $     7.94
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     (0.03)        0.02          0.08        (0.09)        0.09
  Net Realized and Unrealized Gain (Loss) on Investments               (2.22)       (2.41)         3.81         0.58        (0.89)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.25)       (2.39)         3.89         0.49        (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.09)       (0.03)           --        (0.23)       (1.27)
  In Excess of Net Investment Income                                   (0.02)       (0.06)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.11)       (0.09)           --        (0.23)       (1.27)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     5.18   $     7.54    $    10.02   $     6.13   $     5.87
====================================================================================================================================
TOTAL RETURN                                                          (30.15)%     (23.93)%       63.46%        8.33%       (9.64)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $    1,057   $    3,851    $    3,538   $    1,083   $    1,703
Ratio of Expenses to Average Net Assets (2)                             1.27%        1.28%         1.26%        1.36%        1.31%
Ratio of Expenses to Average Net Assets Excluding Interest Expense      1.25%        1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Loss to Average Net Assets (2)                 (0.50)%      (0.54)%       (0.57)%      (0.25)%      (0.53)%
Portfolio Turnover Rate                                                   14%          14%           26%          66%          40%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $     0.02   $     0.00+   $     0.01   $     0.02   $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.51%        1.37%         1.39%        1.55%        1.38%
     Net Investment Loss to Average Net Assets                         (0.74)%      (0.62)%       (0.67)%      (0.42)%      (0.60)%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 2001 and 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

LATIN AMERICAN PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     9.36   $    11.32    $     6.74   $    10.91   $    11.32
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.23         0.01          0.18         0.13        (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments               (0.36)       (1.82)         4.59        (4.16)        4.32
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.13)       (1.81)         4.77        (4.03)        4.31
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.14)       (0.14)        (0.19)       (0.09)          --
  In Excess of Net Investment Income                                      --        (0.01)           --           --           --
  Net Realized Gain                                                       --           --            --        (0.05)       (4.04)
  In Excess of Net Realized Gain                                          --           --            --           --        (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.14)       (0.15)        (0.19)       (0.14)       (4.72)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     9.09   $     9.36    $    11.32   $     6.74   $    10.91
====================================================================================================================================
TOTAL RETURN                                                           (1.48)%     (16.21)%       71.28%      (37.10)%      41.28%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   22,699   $   25,403    $   13,809   $   15,012   $   73,196
Ratio of Expenses to Average Net Assets (1)                             1.80%        1.84%         1.79%        1.81%        1.89%
Ratio of Expenses to Average Net Assets Excluding Foreign Tax and
  Interest Expense                                                      1.72%        1.70%         1.70%        1.64%        1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         2.27%       (0.03)%        1.40%        1.40%       (0.14)%
Portfolio Turnover Rate                                                   58%         133%          124%         196%         286%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                         0.00+  $     0.02    $     0.04          N/A   $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.80%        2.06%         2.12%         N/A         1.96%
     Net Investment Income (Loss) to Average Net Assets                 2.25%       (0.25)%        1.07%         N/A        (0.21)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     9.37   $    11.36    $     6.78   $    10.80   $    11.31
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                      0.25        (0.01)         0.19         0.12           --
  Net Realized and Unrealized Gain (Loss) on Investments               (0.41)       (1.83)         4.58        (4.09)        4.21
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (0.16)       (1.84)         4.77        (3.97)        4.21
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.11)       (0.14)        (0.19)          --           --
  In Excess of Net Investment Income                                      --        (0.01)           --           --           --
  Net Realized Gain                                                       --           --            --          (0.05)       (4.04)
  In Excess of Net Realized Gain                                          --           --            --           --          (0.68)
  Total Distributions                                                  (0.11)       (0.15)        (0.19)       (0.05)       (4.72)
  NET ASSET VALUE, END OF PERIOD                                  $     9.10   $     9.37    $    11.36   $     6.78   $    10.80
====================================================================================================================================
TOTAL RETURN                                                           (1.77)%     (16.42)%       70.85%      (36.86)%      40.37%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $      825   $    1,140    $    1,387   $    1,148   $    6,709
Ratio of Expenses to Average Net Assets (2)                             2.05%        2.09%         2.05%        2.01%        2.14%
Ratio of Expenses to Average Net Assets Excluding Foreign Tax and
  Interest Expense                                                      1.97%        1.95%         1.95%        1.85%        1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)         2.05%        0.33%         1.04%        1.24%       (0.34)%
Portfolio Turnover Rate                                                   58%         133%          124%         196%         286%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                         0.00+  $     0.03    $     0.05          N/A   $     0.00+
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     2.05%        2.31%         2.35%         N/A         2.21%
     Net Investment Income (Loss) to Average Net Assets                 2.03%       (0.26)%        0.75%         N/A        (0.41)%
---------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                         2001        2000         1999        1998       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    20.51   $    25.04    $    19.04   $    16.93   $    14.94
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                      0.01        (0.01)        (0.02)        0.04         0.06
  Net Realized and Unrealized Gain (Loss) on Investments               (3.08)       (2.76)         7.49         3.17         4.48
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (3.07)       (2.77)         7.47         3.21         4.54
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --        (0.03)       (0.06)
  In Excess of Net Investment Income                                      --           --         (0.00)+         --        (0.00)+
  Net Realized Gain                                                       --        (1.76)        (1.47)       (0.64)       (2.49)
  In Excess of Net Realized Gain                                       (0.15)          --            --        (0.43)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.15)       (1.76)        (1.47)       (1.10)       (2.55)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    17.29   $    20.51    $    25.04   $    19.04   $    16.93
====================================================================================================================================
TOTAL RETURN                                                          (14.97)%     (11.78)%       39.89%       19.04%       31.32%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  603,652   $  886,824    $  977,005   $  784,565   $  591,789
Ratio of Expenses to Average Net Assets (1)                             0.80%        0.80%         0.80%        0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)         0.05%        0.79%        (0.10)%       0.22%        0.35%
Portfolio Turnover Rate                                                   94%          71%           91%         156%         177%
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $     0.00+  $     0.00+   $     0.00+  $     0.00+  $     0.00+
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     0.81%        0.80%         0.80%        0.80%        0.82%
     Net Investment Income (Loss) to Average Net Assets                 0.06%       (0.06)%       (0.10)%       0.22%        0.33%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    20.32   $    24.90    $    18.97   $    16.91   $    14.92
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     (0.04)       (0.04)        (0.04)       (0.00)+       0.04
  Net Realized and Unrealized Gain (Loss) on Investments               (3.05)       (2.78)         7.44         3.15         4.46
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (3.09)       (2.82)         7.40         3.15         4.50
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --        (0.02)       (0.02)
  In Excess of Net Investment Income                                      --           --           (0.00)+       --           --
  Net Realized Gain                                                    (0.15)       (1.76)        (1.47)       (0.64)       (2.49)
  In Excess of Net Realized Gain                                          --           --            --        (0.43)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.15)       (1.76)        (1.47)       (1.09)       (2.51)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    17.08   $    20.32    $    24.90   $    18.97   $    16.91
====================================================================================================================================
TOTAL RETURN                                                          (15.26)%     (12.01)%       39.61%       18.71%       31.05%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  223,646   $  350,556    $  246,889   $   83,330   $   27,879
Ratio of Expenses to Average Net Assets (2)                             1.05%        1.05%         1.05%        1.05%        1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        (0.22)%      (1.04)%       (0.34)%      (0.02)%       0.10%
Portfolio Turnover Rate                                                   94%          71%           91%         156%         177%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.00+  $     0.00+   $     0.00+  $     0.00+  $     0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.06%        1.05%         1.05%        1.05%        1.07%
      Net Investment Income (Loss) to Average Net Assets               (0.22)%      (0.30)%       (0.34)%      (0.20)%       0.80%
-----------------------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.31   $    19.70    $    17.50   $    15.78   $    14.43
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     (0.03)       (0.05)        (0.06)       (0.00)+       0.01
  Net Realized and Unrealized Gain (Loss) on Investments               (2.28)       (2.05)         7.89         2.42         4.58
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.31)       (2.10)         7.83         2.42         4.59
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --           --        (0.01)
  In Excess of Net Investment Income                                      --           --            --           --        (0.00)+
  Net Realized Gain                                                       --        (2.29)        (5.63)       (0.38)       (3.23)
  In Excess of Net Realized Gain                                       (0.33)          --            --        (0.32)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.33)       (2.29)        (5.63)       (0.70)       (3.24)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    12.67   $    15.31    $    19.70   $    17.50   $    15.78
====================================================================================================================================
TOTAL RETURN                                                          (15.22)%     (11.66)%       46.44%       15.35%       33.31%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   85,204   $  126,531    $  136,128   $  130,734   $  155,087
Ratio of Expenses to Average Net Assets (1)                             1.01%        1.00%         1.01%        1.01%        1.02%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                               1.00%         N/A          1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        (0.21)%      (0.27)%       (0.33)%       0.01%        0.08%
Portfolio Turnover Rate                                                   95%          93%          155%         373%         302%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $     0.01   $     0.00+   $     0.01   $     0.01   $     0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.08%        1.04%         1.07%        1.03%        1.08%
     Net Investment Income (Loss) to Average Net Assets                (0.28)%      (0.29)%       (0.39)%      (0.01)%       0.02%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    15.09   $    19.50    $    17.40   $    15.72   $    14.42
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss (2)                                              (0.07)       (0.08)        (0.08)       (0.06)       (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments               (2.24)       (2.04)         7.81         2.44         4.55
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.31)       (2.12)         7.73         2.38         4.54
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --           --        (0.01)
  In Excess of Net Investment Income                                      --           --            --           --        (0.00)+
  Net Realized Gain                                                       --          (2.29)        (5.63)     (0.38)       (3.23)
  In Excess of Net Realized Gain                                       (0.33)          --            --        (0.32)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.33)       (2.29)        (5.63)       (0.70)       (3.24)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    12.45   $    15.09    $    19.50   $    17.40   $    15.72
====================================================================================================================================
TOTAL RETURN                                                          (15.45)%     (11.89)%       46.13%       15.15%       32.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   13,143   $   18,876    $   22,168   $   16,682   $   18,277
Ratio of Expenses to Average Net Assets (2)                             1.26%        1.25%         1.26%        1.26%        1.27%
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                               1.25%        1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Loss to Average Net Assets (2)                 (0.45)%      (0.52)%       (0.58)%      (0.26)%      (0.18)%
Portfolio Turnover Rate                                                   95%          93%          155%         373%         302%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.00+  $     0.00+   $     0.01   $     0.00+  $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.33%        1.29%         1.32%        1.28%        1.33%
      Net Investment Loss to Average Net Assets                        (0.53)%      (0.54)%       (0.64)%      (0.28)%      (0.24)%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    10.99   $    13.32    $     8.07   $     7.72   $    13.50
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     (0.06)       (0.08)        (0.05)        0.09        (0.07)
  Net Realized and Unrealized Gain (Loss) on Investments               (1.28)       (0.69)         7.40         1.97         1.09
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.34)       (0.77)         7.35         2.06         1.02
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --        (0.09)          --
  Net Realized Gain                                                       --        (1.23)        (2.10)       (1.62)       (6.80)
  In Excess of Net Realized Gain                                       (0.00)+      (0.33)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.00)       (1.56)        (2.10)       (1.71)       (6.80)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     9.65   $    10.99    $    13.32   $     8.07   $     7.72
====================================================================================================================================
TOTAL RETURN                                                          (12.18)%      (6.64)%       96.45%       27.54%       11.36%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   82,300   $   89,367    $   77,193   $   73,276   $   57,777
Ratio of Expenses to Average Net Assets (1)                             1.10%        1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)        (0.69)%      (0.68)%       (0.59)%       1.06%       (0.87)%
Portfolio Turnover Rate                                                  144%         129%          204%         331%         228%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.01   $     0.01    $     0.01   $     0.01   $     0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.25%        1.30%         1.43%        1.35%        1.34%
      Net Investment Income (Loss) to Average Net Assets               (0.83)%      (0.73)%       (0.78)%       0.96%       (0.95)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    10.68   $    13.01    $     7.93   $     7.63   $    13.45
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     (0.06)       (0.10)        (0.08)        0.09        (0.06)
  Net Realized and Unrealized Gain (Loss) on Investments               (1.26)       (0.67)         7.26         1.90         1.04
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.32)       (0.77)         7.18         1.99         0.98
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --        (0.07)          --
  Net Realized Gain                                                       --        (1.23)        (2.10)       (1.62)       (6.80)
  In Excess of Net Realized Gain                                       (0.00)+      (0.33)           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.00)       (1.56)        (2.10)       (1.69)       (6.80)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     9.36   $    10.68    $    13.01   $     7.93   $     7.63
====================================================================================================================================
TOTAL RETURN                                                          (12.35)%      (6.81)%       95.97%       26.86%       11.13%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  184,099   $   91,069    $   14,775   $    1,282   $    1,313
Ratio of Expenses to Average Net Assets (2)                             1.35%        1.50%         1.50%        1.50%        1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)        (0.97)%      (0.97)%       (0.87)%       0.88%       (1.12)%
Portfolio Turnover Rate                                                  144%         129%          204%         331%         228%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $     0.01   $     0.00+   $     0.02   $     0.01   $     0.00+
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.50%        1.55%         1.66%        1.60%        1.58%
     Net Investment Income (Loss) to Average Net Assets                (1.12)%      (1.02)%        1.03%        0.78%       (1.21)%
-----------------------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS SELECTED

TECHNOLOGY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999++       1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    25.82   $    38.91    $    17.98   $    11.73   $    10.71
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                     (0.18)       (0.34)        (0.28)       (0.13)        0.07
  Net Realized and Unrealized Gain (Loss) on Investments              (12.00)       (7.69)        28.07         6.45         3.75
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (12.18)       (8.03)        27.79         6.32         3.82
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --           --        (0.26)
  Net Realized Gain                                                       --        (5.06)        (6.86)       (0.07)       (1.28)
  In Excess of Net Realized Gain                                       (0.88)          --            --           --        (1.00)
  Return of Capital                                                       --           --            --           --        (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.88)       (5.06)        (6.86)       (0.07)       (2.80)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    12.76   $    25.82    $    38.91   $    17.98   $    11.73
====================================================================================================================================
TOTAL RETURN                                                          (47.89)%     (22.67)%      160.62%       53.90%       37.27%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   42,195   $  101,588    $   82,190   $   27,506   $   31,788
Ratio of Expenses to Average Net Assets (1)                             1.26%        1.26%         1.26%        1.29%        1.25%
Ratio of Expenses to Average Net Assets Excluding Interest Expense      1.25%        1.25%         1.25%        1.25%         N/A
Ratio of Net Investment Loss to Average Net Assets (1)                 (1.09)%      (1.05)%       (1.06)%      (0.95)%      (1.07)%
Portfolio Turnover Rate                                                  107%         150%          250%         265%         622%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income (Loss)           $     0.01   $     0.01    $     0.00+  $     0.07   $     0.08
    Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.34%        1.29%         1.28%        1.82%        2.47%
      Net Investment Loss to Average Net Assets                        (1.17)%      (1.08)%       (1.09)%      (1.47)%      (2.30)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999++       1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    25.58   $    38.69    $    17.92   $    11.72   $    10.71
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                     (0.21)       (0.41)        (0.35)       (0.16)        0.04
  Net Realized and Unrealized Gain (Loss) on Investments              (11.88)       (7.64)        27.98         6.43         3.74
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  (12.09)       (8.05)        27.63         6.27         3.78
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   --           --            --           --        (0.25)
  Net Realized Gain                                                       --        (5.06)        (6.86)       (0.07)       (1.28)
  In Excess of Net Realized Gain                                       (0.88)          --            --           --        (1.00)
  Return of Capital                                                       --           --            --           --        (0.24)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.88)       (5.06)        (6.86)       (0.07)       (2.77)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    12.61   $    25.58    $    38.69   $    17.92   $    11.72
====================================================================================================================================
TOTAL RETURN                                                          (47.99)%     (22.86)%      160.26%       53.52%       36.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $    3,137   $    6,251    $    4,192   $      850   $    2,394
Ratio of Expenses to Average Net Assets (2)                             1.51%        1.51%         1.51%        1.55%        1.50%
Ratio of Expenses to Average Net Assets Excluding Interest Expense      1.50%        1.50%         1.50%        1.50%         N/A
Ratio of Net Investment Loss to Average Net Assets (2)                 (1.34)%      (1.30)%       (1.31)%      (1.32)%      (1.41)%
Portfolio Turnover Rate                                                  107%         150%          250%         265%         622%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.01   $     0.01    $     0.00+  $     0.07   $     0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.59%        1.54%         1.53%        2.08%        2.72%
      Net Investment Loss to Average Net Assets                        (1.42)%      (1.34)%       (1.32)%      (1.84)%      (2.63)%
---------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share
++ Per share amounts for the year ended December 31, 1999, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    14.50   $    11.84    $    12.71   $    15.38   $    14.41
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                             0.60         0.51          0.81         0.47         0.42
  Net Realized and Unrealized Gain (Loss) on Investments                0.71         2.94         (0.98)       (2.32)        3.40
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.31         3.45         (0.17)       (1.85)        3.82
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.57)       (0.56)        (0.66)       (0.49)       (0.43)
  Net Realized Gain                                                    (0.61)       (0.23)           --        (0.10)       (2.16)
  In Excess of Net Realized Gain                                          --           --         (0.04)       (0.23)       (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (1.18)       (0.79)        (0.70)       (0.82)       (2.85)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.63   $    14.50    $    11.84   $    12.71   $    15.38
====================================================================================================================================
TOTAL RETURN                                                            9.27%       29.65%        (1.48)%     (12.29)%      27.62%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  696,871   $  584,263    $  311,064   $  259,589   $  361,549
Ratio of Expenses to Average Net Assets (1)                             1.00%        1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average Net Assets (1)                4.19%        4.13%         6.52%        3.33%        2.72%
Portfolio Turnover Rate                                                   33%          31%           47%         117%         135%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.00+  $     0.00+   $     0.00+  $     0.00+  $     0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.01%        1.01%         1.02%        1.04%        1.04%
      Net Investment Income to Average Net Assets                       4.18%        4.11%         6.51%        3.30%        2.68%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    14.45   $    11.80    $    12.67   $    15.34   $    14.39
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                             0.56         0.49          0.82         0.47         0.47
  Net Realized and Unrealized Gain (Loss) on Investments                0.68         2.92         (1.02)       (2.35)        3.29
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.24         3.41         (0.20)       (1.88)        3.76
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.53)       (0.53)        (0.63)       (0.46)       (0.39)
  Net Realized Gain                                                    (0.61)       (0.23)           --        (0.10)       (2.16)
  In Excess of Net Realized Gain                                          --           --         (0.04)       (0.23)       (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (1.14)       (0.76)        (0.67)       (0.79)       (2.81)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    14.55   $    14.45    $    11.80   $    12.67   $    15.34
====================================================================================================================================
TOTAL RETURN                                                            8.78%       29.36%        (1.73)%     (12.52)%      27.21%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   23,198   $   20,235    $   13,418   $   13,523   $   21,231
Ratio of Expenses to Average Net Assets (2)                             1.25%        1.25%         1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average Net Assets (2)                3.96%        3.83%         6.13%        3.23%        3.49%
Portfolio Turnover Rate                                                   33%          31%           47%         117%         135%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.00+  $     0.00+   $     0.00+  $     0.01   $     0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.26%        1.26%         1.27%        1.29%        1.28%
      Net Investment Income to Average Net Assets                       3.95%        3.81%         6.12%        3.20%        3.46%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share
++ Per share amounts for the years ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    10.32   $     9.63    $    10.78   $    13.62   $    13.89
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                             0.15         0.16          0.26         0.20         0.35
  Net Realized and Unrealized Gain (Loss) on Investments               (0.31)        1.54          0.97         0.98         3.51
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.16)        1.70          1.23         1.18         3.86
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.15)       (0.16)        (0.17)       (0.21)       (0.35)
  In Excess of Net Investment Income                                   (0.00)+         --            --           --           --
  Net Realized Gain                                                       --        (0.59)        (2.09)       (3.81)       (3.78)
  In Excess of Net Realized Gain                                       (0.33)       (0.26)        (0.12)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.48)       (1.01)        (2.38)       (4.02)       (4.13)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     9.68   $    10.32    $     9.63   $    10.78   $    13.62
====================================================================================================================================
TOTAL RETURN                                                           (1.55)%      18.08%        11.63%        8.79%       29.20%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  101,691   $   70,454    $   46,768   $   57,543   $   86,054
Ratio of Expenses to Average Net Assets (1)                             0.70%        0.70%         0.73%        0.70%        0.70%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A          N/A          0.70%         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (1)                1.56%        1.64%         1.25%        1.36%        2.15%
Portfolio Turnover Rate                                                   50%          62%           80%         153%          36%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.01   $     0.01    $     0.03   $     0.02   $     0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    0.79%        0.81%         0.86%        0.82%        0.80%
      Net Investment Income to Average Net Assets                       1.47%        1.54%         1.12%        1.25%        2.06%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001++       2000          1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $    10.32   $     9.60    $    10.76   $    13.59   $    13.89
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                             0.13         0.12          0.20         0.07         0.28
  Net Realized and Unrealized Gain (Loss) on Investments               (0.32)        1.56          0.99         1.08         3.51
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (0.19)        1.68          1.19         1.15         3.79
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.13)       (0.11)        (0.13)       (0.17)       (0.31)
  In Excess of Net Investment Income                                   (0.00)+         --            --           --           --
  Net Realized Gain                                                       --        (0.59)        (2.02)       (3.81)       (3.78)
  In Excess of Net Realized Gain                                       (0.33)       (0.26)        (0.20)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.46)       (0.96)        (2.35)       (3.98)       (4.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     9.67   $    10.32    $     9.60   $    10.76   $    13.59
====================================================================================================================================
TOTAL RETURN                                                           (1.89)%      17.92%        11.22%        8.59%       28.70%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   24,597   $      891    $      921   $    1,045   $    2,246
Ratio of Expenses to Average Net Assets (2)                             0.95%        0.95%         0.98%        0.95%        0.95%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A          N/A          0.95%         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)                1.25%        1.35%         1.01%        1.12%        1.86%
Portfolio Turnover Rate                                                   50%          62%           80%         153%          36%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                  $     0.01   $     0.01    $     0.03   $     0.02   $     0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                                    1.04%        1.11%         1.13%        1.07%        1.04%
      Net Investment Income to Average Net Assets                       1.17%        1.24%         0.87%        1.01%        1.77%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share
++ Per share amounts for the years ended
   December 31, 2001 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                                CLASS A
                                                                  ==================================================================
                                                                                        YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999++       1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     2.88   $     3.00    $     2.61   $     5.77   $     7.54
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.21         0.55          0.43         1.13         0.74
  Net Realized and Unrealized Gain (Loss) on Investments                0.09        (0.17)         0.34        (3.19)        0.55
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.30         0.38          0.77        (2.06)        1.29
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.22)       (0.50)        (0.37)       (1.08)       (0.71)
  In Excess of Net Investment Income                                   (0.01)        --           (0.00)+      (0.02)          --
  Net Realized Gain                                                       --           --            --           --        (2.17)
  In Excess of Net Realized Gain                                          --           --            --           --        (0.08)
  Return of Capital                                                       --           --           (0.01)        --        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.23)       (0.50)        (0.38)       (1.10)       (3.06)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     2.95   $     2.88    $     3.00   $     2.61   $     5.77
====================================================================================================================================
TOTAL RETURN                                                           10.57%       12.81%        29.22%      (35.95)%      18.29%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $   52,561   $   47,080    $   52,654   $   46,234   $  142,382
Ratio of Expenses to Average Net Assets                                 1.13%        1.15%         1.40%        2.38%        1.60%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.10%         1.29%        1.34%         N/A
Ratio of Net Investment Income to Average Net Assets                    8.22%       13.33%        13.12%       11.61%        8.06%
Portfolio Turnover Rate                                                  316%         375%          249%         457%         417%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                  ==================================================================
                                                                                        YEAR ENDED DECEMBER 31,
                                                                  ==================================================================
                                                                        2001         2000          1999++       1998++       1997++
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $     2.92   $     3.03    $     2.66   $     5.77   $     7.53
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                 0.30         0.20          0.28         1.13         0.69
  Net Realized and Unrealized Gain (Loss) on Investments                0.02         0.17          0.46        (3.17)        0.59
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.32         0.37          0.74        (2.04)        1.28
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                (0.22)       (0.48)        (0.05)       (1.05)       (0.69)
  In Excess of Net Investment Income                                   (0.01)          --            --        (0.02)          --
  Net Realized Gain                                                       --           --            --           --        (2.17)
  In Excess of Net Realized Gain                                          --           --            --           --        (0.08)
  Return of Capital                                                       --           --           (0.32)        --        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.23)       (0.48)        (0.37)       (1.07)       (3.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     3.01   $     2.92    $     3.03   $     2.66   $     5.77
====================================================================================================================================
TOTAL RETURN                                                           10.50%       12.50%        28.01%      (35.37)%      18.05%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $      429   $      387    $      860   $    1,187   $    2,281
Ratio of Expenses to Average Net Assets                                 1.38%        1.40%         1.65%        2.62%        1.91%
Ratio of Expenses to Average Net Assets Excluding Interest Expense       N/A         1.35%         1.55%        1.60%         N/A
Ratio of Net Investment Income to Average Net Assets                    7.97%       13.28%        12.85%       11.09%        7.87%
Portfolio Turnover Rate                                                  316%         375%          249%         457%         417%
-----------------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

FIXED INCOME III PORTFOLIO

SELECTED PER SHARE DATA AND RATIOS

                                                                                          CLASS A
                                                                 =========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 =========================================================
                                                                    2001         2000         1999      1998       1997
==========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.66   $    10.24   $    11.08  $   10.88  $  10.58
==========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                         0.55         0.67         0.64       0.62      0.65
  Net Realized and Unrealized Gain (Loss) on Investments            0.40         0.43        (0.81)      0.22      0.33
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.95         1.10        (0.17)      0.84      0.98
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.59)       (0.68)       (0.64)     (0.61)    (0.68)
  In Excess of Net Investment Income                                  --           --           --         --     (0.00)+
  Net Realized Gain                                                (0.03)          --           --      (0.03)       --
  In Excess of Net Realized Gain                                      --           --        (0.03)        --        --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.62)       (0.68)       (0.67)     (0.64)    (0.68)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   10.99   $    10.66   $    10.24  $   11.08 $   10.88
===========================================================================================================================
TOTAL RETURN                                                        9.08        11.16%       (1.56)%     7.93%     9.54%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 238,804  $   180,830  $   171,467 $  212,718  $183,192
Ratio of Expenses to Average Net Assets (1)                         0.45%        0.45%        0.45%      0.45%     0.45%
Ratio of Net Investment Income to Average Net Assets (1)            4.91%        6.52%        5.87%      5.63%     6.11%
Portfolio Turnover Rate                                             469%          220%          97%       176%      163%
---------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income               $    0.01   $     0.01   $     0.01  $    0.01 $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                0.56%        0.57%        0.57%      0.58%     0.60%
      Net Investment Income to Average Net Assets                   4.80%        6.41%        5.75%      5.51%     5.97%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999      1998        1997
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.66   $    10.25   $    11.10  $  10.89   $   10.58
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                         0.51         0.65         0.61      0.61        0.64
  Net Realized and Unrealized Gain (Loss) on Investments            0.40         0.43        (0.80)     0.22        0.33
-------------------------------------------------------------------------------------------------------------- -------------
    Total from Investment Operations                                0.91         1.08        (0.19)     0.83        0.97
-------------------------------------------------------------------------------------------------------------- -------------
DISTRIBUTIONS
  Net Investment Income                                            (0.57)       (0.67)       (0.63)    (0.59)      (0.66)
  Net Realized Gain                                                (0.03)          --           --     (0.03)         --
  In Excess of Net Realized Gain                                      --           --        (0.03)       --          --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.60)       (0.67)       (0.66)    (0.62)      (0.66)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   10.97   $    10.66   $    10.25  $  11.10   $   10.89
============================================================================================================================
TOTAL RETURN                                                        8.86%       10.92%       (1.76)%    7.85%       9.48%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $   2,847   $    2,424  $     2,084  $  3,649   $   4,834
Ratio of Expenses to Average Net Assets (2)                         0.60%        0.60%        0.60%     0.60%       0.60%
Ratio of Net Investment Income to Average Net Assets (2)            4.73%        5.51%        5.69%     5.50%       5.93%
Portfolio Turnover Rate                                              469%         220%          97%      176%        163%
----------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income               $    0.01   $     0.01   $     0.01  $   0.01   $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                0.71%        0.72%        0.72%     0.72%       0.74%
      Net Investment Income to Average Net Assets                   4.62%        5.42%        5.58%     5.38%       5.78%
----------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

GLOBAL FIXED INCOME II PORTFOLIO

                                                                                          CLASS A
                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999++    1998++     1997++
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   11.10   $    11.22   $    12.51  $  11.15  $   11.30
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                         0.45         0.54         0.51      0.55       0.56
  Net Realized and Unrealized Gain (Loss) on Investments           (0.49)       (0.42)       (1.37)     0.98      (0.40)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (0.04)        0.12        (0.86)     1.53       0.16
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               --        (0.20)       (0.39)    (0.17)     (0.31)
  In Excess of Net Investment Income                                  --        (0.04)       (0.03)       --         --
  Return of Capital                                                   --           --        (0.01)       --         --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --        (0.24)       (0.43)    (0.17)     (0.31)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   11.06   $    11.10   $    11.22  $  12.51  $   11.15
===========================================================================================================================
TOTAL RETURN                                                       (0.36)%       1.18%       (6.84)%   13.84%      1.50%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $  22,291   $   27,852   $   34,225  $ 45,884  $  84,635
Ratio of Expenses to Average Net Assets (1)                         0.53%        0.50%        0.50%     0.50%      0.50%
Ratio of Expenses to Average Net Assets Excluding Foreign Tax       0.50%         N/A          N/A       N/A        N/A
Expense and Interest Expense
Ratio of Net Investment Income to Average Net Assets (1)            3.83%        4.58%        4.01%     4.76%      5.05%
Portfolio Turnover Rate                                               72%          73%         102%      110%       116%
---------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income               $    0.04    $    0.04   $     0.03  $   0.03  $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                0.90%        0.87%        0.76%     0.81%      0.71%
      Net Investment Income to Average Net Assets                   3.46%        4.23%        3.75%     4.48%      4.84%
---------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999++    1998++     1997++
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   11.06   $    11.19   $    12.48  $  11.13  $   11.29
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                         0.45         0.47         0.45      0.53       0.54
  Net Realized and Unrealized Gain (Loss) on Investments           (0.51)       (0.37)       (1.32)     0.98      (0.40)
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (0.06)        0.10        (0.87)     1.51       0.14
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                               --        (0.19)       (0.39)    (0.16)     (0.30)
  In Excess of Net Investment Income                                  --        (0.04)       (0.03)       --         --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --        (0.23)       (0.42)    (0.16)     (0.30)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   11.00   $    11.06   $    11.19  $  12.48  $   11.13
===========================================================================================================================
TOTAL RETURN                                                       (0.54)%       1.07%       (7.09)%   13.68%      1.29%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $     313   $      320   $      322  $    362  $     366
Ratio of Expenses to Average Net Assets (2)                         0.68%        0.65%        0.65%     0.65%      0.65%
Ratio of Expenses to Average Net Assets Excluding Foreign Tax       0.65%         N/A          N/A       N/A        N/A
Expense and Interest Expense
Ratio of Net Investment Income to Average Net Assets (2)            3.79%        4.42%        3.86%     4.54%      4.88%
Portfolio Turnover Rate                                               72%          73%         102%      110%       116%
---------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income               $    0.05   $     0.04   $     0.03  $   0.03  $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                                1.05%        1.02%        0.91%     0.99%      0.86%
      Net Investment Income to Average Net Assets                   3.42%        4.06%        3.60%     4.26%      4.68%
---------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

HIGH YIELD II PORTFOLIO

                                                                                           CLASS B
                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999      1998       1997
===========================================================================================================================

NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.43   $    10.58   $    10.75  $  11.58  $   10.91
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                             0.81         0.99         0.94      1.00       1.00
  Net Realized and Unrealized Gain (Loss) on Investments           (1.14)       (2.14)       (0.14)    (0.66)      0.67
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (0.33)       (1.15)        0.80      0.34       1.67
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.84)       (1.00)       (0.95)    (0.98)     (1.00)
  In Excess of Net Investment Income                               (0.02)          --        (0.01)    (0.00)+       --
  Net Realized Gain                                                   --           --           --     (0.14)        --
  In Excess of Net Realized Gain                                      --           --           --     (0.04)        --
  Return of Capital                                                   --           --        (0.01)    (0.01)        --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.86)       (1.00)       (0.97)    (1.17)     (1.00)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $    7.24   $     8.43   $    10.58  $  10.75  $   11.58
===========================================================================================================================
TOTAL RETURN                                                       (4.31)%     (11.51)%       7.77%     3.03%     15.87%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 120,131   $   95,174   $  136,386  $128,237  $ 113,006
Ratio of Expenses to Average Net Assets                             0.65%        0.62%        0.59%     0.67%      0.69%
Ratio of Net Investment Income to Average Net Assets               10.29%        9.96%        8.72%     8.70%      8.70%
Portfolio Turnover Rate                                               52%          36%          58%       93%       111%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999      1998       1997
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.40   $    10.55   $    10.73  $  11.56  $   10.90
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                             0.76         0.92         0.92      0.90       0.97
  Net Realized and Unrealized Gain (Loss) on Investments           (1.15)       (2.09)       (0.15)    (0.59)      0.65
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (0.39)       (1.17)        0.77      0.31       1.62
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.81)       (0.98)       (0.93)    (0.95)     (0.96)
  In Excess of Net Investment Income                               (0.02)          --        (0.01)    (0.00)+       --
  Net Realized Gain                                                   --           --           --     (0.14)        --
  In Excess of Net Realized Gain                                      --           --           --     (0.04)        --
  Return of Capital                                                   --           --        (0.01)    (0.01)        --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (0.83)       (0.98)       (0.95)    (1.14)     (0.96)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $    7.18   $     8.40   $    10.55  $  10.73  $   11.56
===========================================================================================================================
TOTAL RETURN                                                       (5.02)%     (11.77)%       7.44%     2.79%     15.48%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $  14,002   $   19,384   $   48,457  $ 56,804  $   7,213
Ratio of Expenses to Average Net Assets                             0.90%        0.87%        0.85%     0.95%      0.93%
Ratio of Net Investment Income to Average Net Assets               10.12%        9.66%        8.49%     8.73%      8.48%
Portfolio Turnover Rate                                               52%          36%          58%       93%       111%
--------------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999      1998       1997
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.000   $    1.000   $    1.000  $  1.000  $   1.000
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.038        0.060        0.047     0.051      0.051
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           (0.038)      (0.060)      (0.047)   (0.051)    (0.051)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   1.000   $    1.000   $    1.000  $  1.000  $   1.000
===========================================================================================================================
TOTAL RETURN                                                        3.82%        6.06%        4.80%     5.20%      5.20%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 2,706,283 $3,026,412   $2,931,316  $1,958,177$1,506,210
Ratio of Expenses to Average Net Assets                             0.48%        0.48%        0.50%     0.49%      0.49%
Ratio of Net Investment Income to Average Net Assets                3.90%        6.07%        4.73%     5.07%      5.12%
---------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                 ==========================================================
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ==========================================================
                                                                    2001         2000         1999      1998       1997
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $   1.000   $    1.000   $    1.000  $  1.000  $   1.000
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.022        0.044        0.027     0.030      0.031
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           (0.022)      (0.044)      (0.027)   (0.030)    (0.031)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $   1.000   $    1.000   $    1.000  $  1.000  $   1.000
===========================================================================================================================
TOTAL RETURN                                                        2.23%        3.57%        2.77%     3.00%      3.17%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $1,346,818  $1,476,436   $1,405,646  $990,579  $ 804,607
Ratio of Expenses to Average Net Assets                             0.49%        0.48%        0.50%     0.50%      0.50%
Ratio of Net Investment Income to Average Net Assets                2.25%        3.50%        2.76%     2.96%      3.14%
---------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-five separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares --Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective November 28, 2001, the Global Franchise Portfolio commenced operations.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the domestic and international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.
     A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities--at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses--at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are pur-chased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

 7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

     Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of loaned securities and related collateral outstanding at December 31, 2001 are as follows:

                                       VALUE OF
                                         LOANED             VALUE OF
                                     SECURITIES           COLLATERAL
PORTFOLIO                                  (000)                (000)
---------------------------------------------------------------------
Active International Allocation      $   22,524           $   23,768
Emerging Markets                        112,813              116,891
Equity Growth                            64,772               66,756
European Value Equity                       213                  222
International Equity                    233,667              245,334
International Magnum                      5,079                5,324

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                        NET INTEREST
                                                           EARNED BY
                                                           PORTFOLIO
PORTFOLIO                                                       (000)
---------------------------------------------------------------------
Active International Allocation                           $      315
Emerging Markets                                                 467
Equity Growth                                                     73
International Equity                                           2,454
International Magnum                                              12

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.
     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book and taxes differences, if any, are not included in ending undistributed (distribu-tions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

     Effective January 18, 2001, the transaction fee of one-half of one percent charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio was eliminated.

     Effective January 29, 2001, for certain Portfolios that invest in international securities a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                      MAXIMUM
                                                   EXPENSE RATIO
                                    ADVISORY      ------------------
PORTFOLIO                                FEE      CLASS A   CLASS B
--------------------------------------------------------------------
Active International Allocation     0.65%          0.80%     1.05%
Asian Equity                        0.80           1.00      1.25
Asian Real Estate                   0.80           1.00      1.25
Emerging Markets                    1.25           1.75      2.00
European Real Estate                0.80           1.00      1.25
European Value Equity               0.80           1.00      1.25
Global Franchise                    0.80           1.00      1.25
Global Value Equity                 0.80           1.00      1.25
International Equity                0.80           1.00      1.25
International Magnum                0.80           1.00      1.25
International Small Cap             0.95           1.15       N/A
Japanese Value Equity               0.80           1.00      1.25
Latin American                      1.10           1.70      1.95
Equity Growth                       0.60           0.80      1.05
Focus Equity                        0.80           1.00      1.25
Small Company Growth                1.00           1.10      1.35
Technology                          1.00           1.25      1.50
U.S. Real Estate                    0.80           1.00      1.25
Value Equity                        0.50           0.70      0.95
Emerging Markets Debt               0.75           1.75      2.00
Fixed Income III                    0.35           0.45      0.60
Global Fixed Income II              0.40           0.50      0.65
High Yield II                      0.375          0.695     0.945
Money Market                        0.30           0.55       N/A
Municipal Money Market              0.30           0.57       N/A

Morgan Stanley Investment Advisors Inc., (the "Sub-Advisor" or "MS Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MS Advisors receives a sub-advisory fee from the investment advisory fees paid to MS Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MS Investment Management ("the Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMISC"), a corporate affiliate of J.P. Morgan Chase Bank, JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMISC a portion of the fee the Administrator receives from the Fund. Certain employees of JPMISC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley & Co., and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: JPMorgan Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the

Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 2001, totaled $1,243,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets.

G. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, would not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Credit Agreement expired on December 31, 2001.

H. PURCHASES AND SALES: During the year ended December 31, 2001, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                            PURCHASES          SALES
PORTFOLIO                                        (000)          (000)
--------------------------------------------------------------------
Active International Allocation       $       146,587    $   159,224
Asian Equity                                   48,437         58,729
Asian Real Estate                               1,044          1,424
Emerging Markets                              754,099        823,826
European Real Estate                           14,589          6,454
European Value Equity                          31,711         53,749
Global Franchise                               10,301             --
Global Value Equity                            30,735         34,209
International Equity                        2,647,465      2,748,792
International Magnum                           69,164        104,919
International Small Cap                       168,418        138,657
Japanese Value Equity                           5,658         26,174
Latin American                                 13,943         16,842
Focus Equity                                  105,776        130,635
Small Company Growth                          377,431        289,649
Equity Growth                                 999,044      1,207,612
Technology                                     69,692         81,141
U.S. Real Estate                              297,275        211,867
Value Equity                                  110,060         51,146
Emerging Markets Debt                         146,958        141,175
Fixed Income III                            1,012,904        959,011
Global Fixed Income II                $        16,187    $    18,155
High Yield II                                 111,401         66,610

During the year ended December 31, 2001, purchases and sales of long-term U.S. Government securities by the Fixed Income and Global Fixed Income Portfolios were as follows:

                                            PURCHASES          SALES
PORTFOLIO                                        (000)          (000)
--------------------------------------------------------------------
Fixed Income III                      $       495,215    $   345,894
Global Fixed Income II                          6,391          7,760

During the year ended December 31, 2001, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                           BROKERAGE
                                                         COMMISSIONS
PORTFOLIO                                                      (000)
--------------------------------------------------------------------
Active International Allocation                          $         1
Asian Equity                                                      39
Emerging Markets                                                 168
Global Value Equity                                                4
International Magnum                                               2
Japanese Value Equity                                              2
Latin American                                                     8
Equity Growth                                                     53
Focus Equity                                                       6
Value Equity                                                      10

I. OTHER: At December 31, 2001, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                    NET
                                                                  APPREC.
                            COST          APPREC.     DEPREC.    (DEPREC.)
PORTFOLIO                   (000)           (000)       (000)     (000)
------------------------------------------------------------------------
Active International
    Allocation              $ 510,060    $ 9,809   $(102,393)   $(92,584)
Asian Equity                   51,297      2,485      (7,329)     (4,844)
Asian Real Estate               2,480        177        (232)        (55)
Emerging Markets            1,052,869     46,719    (215,903)   (169,184)
European Real Estate           17,477         73      (1,692)     (1,619)
European Value Equity          36,266      1,307      (2,644)     (1,337)
Global Franchise               10,719        312         (31)        281
Global Value Equity            65,995      4,240      (5,509)     (1,269)
International Equity        4,482,523    287,338    (390,595)   (103,257)
International Magnum          152,382      6,549     (19,120)    (12,571)
International Small Cap       429,773     28,062     (80,475)    (52,413)
Japanese Value Equity          36,266        722     (12,226)    (11,504)
Latin American                 28,626        556      (4,803)     (4,247)
Equity Growth                 891,826     47,834     (43,504)      4,330
Focus Equity                  105,329      2,623      (8,711)     (6,088)
Small Company Growth          250,702     33,108     (18,743)     14,365
Technology                     64,281      1,720     (20,345)    (18,625)
U.S. Real Estate              658,262     90,787     (27,176)     63,611
Value Equity                  129,338      9,062      (8,291)        771

                                      183

                                                                     NET
                                                                   APPREC.
                                 COST     APPREC.      DEPREC.   (DEPREC.)
PORTFOLIO                        (000)      (000)        (000)      (000)
-------------------------------------------------------------------------
Emerging Markets Debt       $  51,533    $ 2,736    $  (2,271)   $   465
Fixed Income III              311,845      3,176       (2,044)     1,132
Global Fixed Income II         23,398        277       (1,653)    (1,376)
High Yield II                 185,644      4,784      (59,393)   (54,609)
Money Market                2,707,692         --           --         --
Municipal Money Market      1,358,753         --           --         --

At December 31, 2001, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                              EXPIRATION DATE DECEMBER 31, (000)
            --------------------------------------------------------------------
PORTFOLIO      2003     2004     2005    2006  2007   2008      2009       TOTAL
--------------------------------------------------------------------------------
Active
Interna-
tional       $   --  $    --   $   --  $   -- $  --  $  --  $ 20,350 $    20,350

Asian
Equity           --       --   10,287  67,604    --     --    17,418      95,309

Asian Real
Estate           --       --       --   2,190    --     --        --       2,190

Emerging
Markets          --       --       --      --    --     --   266,985     266,985

European
Real
Estate           --       --       40   1,452 4,708    215       101       6,516

European
Value
Equity           --       --       --      --    --     --       717         717

Global
Value
Equity           --       --       --     --    --      --        75          75

Interna-
tional Mag-
num              --       --       --      --    --     --    11,881      11,881

Japanese
Value
Equity           --       --    9,712  23,700   583     --        --      33,995

Latin
American         --       --       --  15,053 5,508     --     1,705      22,266

Equity
Growth           --       --       --      --    --     --    34,272      34,272

Focus
Equity           --       --       --      --    --     --    14,650      14,650

Small
Company
Growth           --       --       --      --    --     --    48,399      48,399

Technol-
ogy              --       --       --      --    --     --    50,529      50,529

Emerging
Markets
Debt             --       --       --  83,972 9,761     --       778      94,511

Global
Fixed
Income II     1,568       --       --      --    53    304        50       1,975

High
Yield II         --       --       --      -- 4,826  6,949     3,683      15,458

During the year ended December 31, 2001, the Asian Real Estate, Japanese Value Equity, Fixed Income III, Money Market and Municipal Money Market Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $79,000, $319,000, $3,556,000, $292,000 and $95,000 respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses.

                                    CAPITAL                  CURRENCY
                                    LOSSES         PFIC       LOSSES
PORTFOLIO                            (000)         (000)       (000)
---------------------------------------------------------------------
Active International Allocation    $ 16,266       $    11    $     --
Asian Equity                          1,559            --           4
Asian Real Estate                        16            --           1
Emerging Markets                     30,980           184       2,172
European Real Estate                     79            --           4
European Value Equity                   599            --          17
Global Franchise                         --            --          25
International Magnum                    675            61           8
International Small Cap                  --           351          75
Japanese Equity                       1,497            69          27
Latin American                          651            --          19
Equity Growth                           425            --          --
Focus Equity                          1,400            --          --
Small Company Growth                  1,346            --          --
Technology                            5,652            --          --
U.S. Real Estate                         --            --           2
Value Equity                              3            --          --
Emerging Markets Debt                   398            --          --
Fixed Income III                         --            --          51
Global Fixed Income II                    9            --          98
High Yield II                           252            --          --

At December 31, 2001, the Fixed Income III, International Small Cap and U.S. Real Estate Portfolios had distributable short-term capital gains, which are treated as ordinary income for tax purposes, of $365,000, $856,000 and $1,404,000. Additionally, the International Small Cap and U.S. Real Estate Portfolios, had distributable long-term capital gains on a tax basis of $148,000 and $4,239,000, respectively. These amounts will be distributed in the year 2002.

The realized gain distribution amounts shown in the statement of changes in the net assets include short-term realized gains which are treated as ordinary income for tax purposes. Short-term realized gains included in realized gain distributions for each of the Portfolios were:

                                       2001             2000
PORTFOLIO                              (000)            (000)
---------------------------------------------------------------
Active International Allocation     $      228      $    33,782
European Value Equity                       31              341

                                       184

                                        2001            2000
PORTFOLIO                               (000)           (000)
---------------------------------------------------------------
Global Value Equity                         --      $       582
International Equity                        --          130,557
International Magnum                        --              609
International Small Cap             $    4,992           15,138
Equity Growth                               --           33,087
Focus Equity                                --            8,786
Small Company Growth                        25            8,611
Technology                                  --            8,181
U.S. Real Estate                         4,502            2,672
Value Equity                             1,016            3,265
Global Fixed Income II                     670               --

The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt and High Yield Portfolios hold a significant portion of their investment in securities which are traded by a small number market makers who may also be utilized by these Portfolios to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

J. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED): On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                   VOTES IN              VOTES
                                   FAVOR OF            AGAINST
--------------------------------------------------------------
John D. Barrett II            2,532,203,723          7,040,828
Barton M. Biggs               2,532,928,483          6,316,068
Thomas P. Gerrity             2,537,585,675          1,658,876
Gerard E. Jones               2,537,600,293          1,644,258
Joseph J. Kearns              2,537,600,535          1,644,016
Vincent R. McLean             2,532,203,806          7,040,745
C. Oscar Morong, Jr.          2,532,203,680          7,040,871
William G. Morton, Jr.        2,537,599,799          1,644,752
Michael Nugent                2,534,696,949          4,547,602
Fergus Reid                   2,527,183,142         12,061,409
Ronald E. Robison             2,534,661,578          4,582,973

K. SUBSEQUENT EVENTS: On January 23, 2002, the Fund's Board of Directors, on behalf of the Fixed Income III and High Yield II Portfolios, approved a merger of these Portfolios into the Fixed Income II and High Yield Portfolios of Morgan Stanley Institutional Fund Trust (the "Trust"). Specifically, the Board approved an Agreement and Plan of Reorganization by and between the Fund and the Trust, pursuant to which substantially all of the assets of the Fixed Income III and High Yield II Portfolios would be combined with those of the Fixed Income II and High Yield Portfolios, respectively, of the Trust, and shareholders of the Fixed Income III and High Yield II Portfolios would become shareholders of the Fixed Income II and High Yield Portfolios, respectively, receiving shares of the Fixed Income II and High Yield Portfolios, respectively, equal to the value of their respective holdings in the Fixed Income Income III and High Yield II Portfolios. This Reorganization is subject to the approval of the shareholders of the Fixed Income III and High Yield II Portfolios at a special meeting of shareholders scheduled to be held on or about May 15, 2002. A proxy statement detailing the proposal and other information will be distributed to shareholders of the Fixed Income III and High Yield II Portfolios.

REPORT OF ERNST & Young, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY INSTITUTIONAL FUND,
INC.

We have audited the accompanying statements of net assets of the Morgan Stanley Institutional Fund, Inc. (comprising, respectively, the Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Fixed Income III Portfolio, Global Fixed Income II Portfolio, High Yield II Portfolio, Money Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of December 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Value Equity, Value Equity, and High Yield II Portfolios are 60.64%, 80.7%, and 1.63%, respectively.

For the year ended December 31, 2001, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 98.75%.

For the year ended December 31, 2001, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                    FOREIGN      FOREIGN
                                                 TAX CREDIT       SOURCE
                                               PASS-THROUGH       INCOME
         PORTFOLIO                                     (000)        (000)
         ---------------------------------------------------------------
         Active International Allocation       $        884    $   8,255
         European Real Estate                            59          528
         European Value Equity                          151        1,457
         International Equity*                       11,838      117,577
         International Magnum                           386        3,259
         International Small Cap                      1,205       10,072
         Japanese Value Equity                           59          374
         Latin American                                  69        1,055

         * Amounts based on October 31 tax year end.

For the year ended December 31, 2001, the following Portfolios distributed long-term capital gains totaling:

                                                       LONG-TERM CAPITAL
                                                                   GAINS
         PORTFOLIO                                                  (000)
         ---------------------------------------------------------------
         European Value Equity                                 $   2,162
         International Equity*                                    51,369
         International Small Cap                                     930
         Focus Equity                                              2,686
         Equity Growth                                             9,329
         Technology                                                3,620
         U.S. Real Estate                                         24,178
         Value Equity                                              2,899

         * Amounts based on October 31 tax year end.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                         Number of
                                       Term of                                           Portfolios in
                                       Office and                                        Fund
                            Position(s)Length of                                         Complex
Name, Age and Address of    Held with  Time       Principal Occupation(s) During Past 5  Overseen by  Other Directorships Held by
Director                    Registrant Served*    Years                                  Director**   Director
------------------------    --------------------- -------------------------------------  ------------ ----------------------------

John D. Barrett II (66)     Director   Director   Chairman and Director of Barrett       78           Director of the Ashforth
565 Fifth Avenue                       since      Associates, Inc. (investment                        Company (real estate).
New York, NY 10017                     1996       counseling).

Thomas P. Gerrity (60)      Director   Director   Professor of Management, formerly      78           Director, ICG Commerce,
219 Grays Lane                         since      Dean, Wharton School of Business,                   Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                    2001       University of Pennsylvania;                         Reliance Group Holdings,
                                                  formerly Director, IKONOffice                       Inc., CVS Corporation and
                                                  Solutions, Inc.,Fiserv, Digital
                                                  Knight-Ridder Inc.Equipment
                                                  Corporation, Investor Force Holdings,
                                                   Inc. and Union Carbide Corporation.

Gerard E. Jones (65)        Director   Director   Of Counsel, Shipman & Goodwin, LLP     78           Director of Tractor Supply
Shipman & Goodwin, LLP                 since      (law firm).                                         Company, Tiffany
43 Arch Street                         1996                                                           Foundation,
Greenwich, CT 06830                                                                                   and Fairfield County
                                                                                                      Foundation.

Joseph J. Kearns (59)       Director   Director   Investment consultant; formerly CFO    78           Director, Electro Rent
6287 Via Escondido                     since      of The J. Paul Getty Trust.                         Corporation and The Ford
Malibu, CA 90265                       2001                                                           Family
                                                                                                      Foundation.

Vincent R. McLean (70)      Director   Director   Formerly Executive Vice President,     78           Director, Banner Life
702 Shackamaxon Drive                  since      Chief Financial Officer, Director                   Insurance Co.; William Penn
Westfield, NJ 07090                    2001       and Member of the Executive                         Life Insurance  Company of
                                                  Committee of Sperry Corporation                     New York.
                                                  (now part of UnisysCorporation).

C. Oscar Morong, Jr. (66)   Director   Director   Managing Director, Morong Capital      78           Trustee and Chairman of the
1385 Outlook Drive West                since      Management; formerly Senior Vice                    mutual funds in the Smith
Mountainside, NJ 07092                 2001       President and Investment Manager for                Barney/CitiFunds fund
                                                  CREF, TIAA-CREF Investment Management,              complex;Director, Ministers
                                                  Inc. (investment management); formerly              and Missionaries Benefit
                                                  Director, The Indonesia Fund (mutual                Board of American Baptist
                                                  fund).                                              Churches.


William G. Morton, Jr. (64) Director   Director   Chairman Emeritus and former Chief     78           Director of Radio Shack
100 Franklin Street                    since      Executive Officer of Boston Stock                   Corporation (electronics).
Boston, MA 02110                       2000       Exchange.



Michael Nugent (65)         Director   Director   General Partner, Triumph Capital, L.P. 207          Director of various
c/o Triumph Capital, L.P.              since      (private investment partnership);                   business organizations;
237 Park Avenue                        2001       formerly,                                           Chairman of the Insurance
New York, NY 10017                                Vice President, Bankers Trust Company               Committee and Director or
                                                  and BT Capital Corporation.                         Trustee of the retail
                                                                                                      families of funds advised
                                                                                                      by Morgan Stanley Investment
                                                                                                      Advisors Inc.

Fergus Reid (69)            Director   Director   Chairman and Chief Executive Officer   78           Trustee and Director of
85 Charles Colman Blvd.                since      of Lumelite Plastics Corporation.                   approximately 30 investment
Pawling, NY 12564                      1996                                                           companies in the JPMorgan
                                                                                                      Funds complex managed by
                                                                                                      JPMorgan Investment
                                                                                                      Management Inc.

                                      188

                                                                                         Number of
                                       Term of                                           Portfolios in
                                       Office and                                        Fund
                            Position(s)Length of                                         Complex
Name, Age and Address of    Held with  Time       Principal Occupation(s) During Past 5  Overseen by  Other Directorships Held by
Director                    Registrant Served*    Years                                  Director**   Director
------------------------    --------------------- -------------------------------------  ------------ ----------------------------
Interested Directors:
Barton M. Biggs (69)        Chairman   Chairman   Chairman, Director and Managing        78           Member of the Yale
1221 Avenue of the Americas and        and        Director of Morgan Stanley                          Development Board
New York, NY 10020          Director   Director   Investment Management Inc. and
                                       since      Chairman and Director of Morgan
                                       1996       Stanley Investment Management
                                                  Limited; Managing Director of
                                                  Morgan Stanley & Co. Incorporated;
                                                  Director and Chairman of the Board
                                                  of various U.S. registered
                                                  companies managed by Morgan
                                                  Stanley Investment Management Inc.

Ronald E. Robison (63)      President  President  President and Trustee; Chief           78
1221 Avenue of the Americas and        since      Operations Officer and Managing
New York, NY 10020          Director   2001 and   Director of Morgan Stanley
                                       Director   Investment Management Inc.;
                                       since      Managing Director of Morgan
                                       2001       Stanley & Co. Incorporated;
                                                  formerly, Managing Director and
                                                  Chief Operating Officer of TCW
                                                  Investment ManagementCompany;
                                                  Director, Chief Administrative
                                                  Officer and President of various
                                                  funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                          Position(s)   Term of Office
Name, Age and Address of Executive        Held with     and Length of
Officer                                   Registrant    Time Served*    Principal Occupation(s) During Past 5 Years
----------------------------------------- ------------- --------------- -----------------------------------------------------------
Ronald E. Robison (63)                    President     President       Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management      and Director  since 2001      Morgan Stanley Investment Management Inc.; Director and
Inc.                                                                    President of various U.S. registered investment companies
1221 Avenue of the Americas                                             managed by Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                      Previously, Managing Director and Chief Operating Officer
                                                                        of TCW Investment Management Company.

Stefanie V. Chang (35)                    Vice          Vice President  Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management      President     since 1997      Morgan Stanley Investment Management Inc.; formerly,
Inc.                                                                    practiced law with the New York law firm of Rogers & Wells
1221 Avenue of the Americas                                             (now Clifford Chance Rogers & Wells LLP); Vice President of
New York, NY 10020                                                      certain funds in the Fund Complex.

Lorraine Truten (40)                      Vice          Vice President  Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management      President     since 2001      Inc.; Head of Global Client Services, Morgan Stanley
Inc.                                                                    Investment Management Inc.; President, Morgan Stanley Fund
1221 Avenue of the Americas                                             Distribution, Inc. formerly, President of Morgan Stanley
New York, NY 10020                                                      Institutional Fund Trust; Vice President of certain funds
                                                                        in the Fund Complex.

Mary E. Mullin (34)                       Secretary     Secretary       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management                    since           Morgan Stanley Investment Management Inc.; formerly,
Inc.                                                    1999            practiced law with the New York law firms of McDermott,
1221 Avenue of the Americas                                             Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
New York, NY 10020                                                      Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                       Treasurer     Treasurer       Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management                    since 2001      Inc.;Treasurer of certain funds in the Fund Complex;
Inc.                                                                    formerly Director of Fund Accounting at PFPC, Inc.
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                     Assistant     Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.          Treasurer     Treasurer       Services Co.(formerly, Chase Global Funds Services
73 Tremont Street                                       since           Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                   2001            (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                        certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Distributor
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Custodian
J.P. Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Legal Counsel
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of the The Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstan-ley.com/im or call 1(800) 548-7786.